UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-649

Fidelity Puritan Trust

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210

 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	July 31

Date of reporting period:	July 31, 2018

Item 1.

Reports to Stockholders

Fidelity® Low-Priced Stock Fund Annual Report July 31, 2018

Contents

Notes to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Notes to Shareholders

The Board of Trustees approved a change to the fund's investment policies (effective November 7, 2017) that has expanded the definition of “low-priced stocks.” Previously, low-priced stocks were defined as those priced at or below $35 per share. This definition was expanded to include stocks with an earnings yield at or above the median for the Russell 2000® Index, as well as those priced at or below $35 per share. Earnings yield represents a stock’s earnings per share for the most recent 12 months divided by current price per share. We believe the expanded definition better reflects the portfolio managers’ investment process and provides greater flexibility while remaining faithful to the fund name. No changes to the investment process and portfolio characteristics are expected.

During the period, Joel Tillinghast assumed responsibility of the fund's consumer and financials sleeves, succeeding Kathy Buck and Justin Bennett, respectively.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Low-Priced Stock Fund	12.07%	9.73%	10.46%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$27,035	Fidelity® Low-Priced Stock Fund
$26,870	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Joel Tillinghast:  For the fiscal year, the fund's share classes gained roughly 12%, trailing the 18.73% advance of the benchmark Russell 2000® Index. The fund underperformed its benchmark in large part because the stocks that were largely in favor the past year – high-growth equities with elevated valuations – are not a focus of our investment approach, which seeks to own high-quality companies with stable earnings-growth prospects that we believe are mispriced. As a result, stock choices in several sectors, including financials, consumer staples, information technology and health care, detracted from our relative result. By industry, software & services and insurance hurt most, as did positioning in pharmaceuticals, biotechnology & life sciences. A non-benchmark position in electronics component manufacturer Hon Hai Precision Industry (-28%) was the fund’s biggest relative detractor. The stock was pressured by weaker-than-expected sales of Apple’s newly launched high-end smartphones, which impacted Hon Hai’s production. Shares in non-benchmark Unum Group (-19%) suffered from weakening financial trends in its long-term-care business. The fund's sizable allocation to cash – at 10% of assets, on average – amid a rising equity market also hindered our relative result. Our foreign holdings, which represented roughly a third of the fund’s assets this period, also detracted, in part due to the strength of the U.S. dollar. Conversely, a significant underweighting in the weak real estate sector boosted relative performance, as did stock selection in retailing and energy. The fund’s top relative contributors were non-benchmark positions in disk-drive maker Seagate Technology and discount retailer Ross Stores. All of the stocks mentioned were sizable fund holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
UnitedHealth Group, Inc.	6.2
Ross Stores, Inc.	3.2
Best Buy Co., Inc.	2.8
Next PLC	2.7
Seagate Technology LLC	2.7
Metro, Inc. Class A (sub. vtg.)	2.3
Aetna, Inc.	2.2
Unum Group	1.7
ANSYS, Inc.	1.7
Amgen, Inc.	1.6
27.1

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Consumer Discretionary	22.1
Information Technology	16.5
Health Care	14.2
Financials	11.3
Consumer Staples	8.4

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	90.7%
Short-Term Investments and Net Other Assets (Liabilities)	9.3%

 * Foreign investments - 40.9%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 22.1%
Auto Components - 1.2%
Adient PLC	499,082	$23,771
ASTI Corp. (a)(b)	181,200	3,940
Autoliv, Inc. (a)	17,500	1,793
Cooper Tire & Rubber Co.	1,297,832	37,053
ElringKlinger AG (a)	698,718	8,865
G-Tekt Corp.	73,100	1,266
Gentex Corp.	2,537,679	58,874
GUD Holdings Ltd.	295,435	3,117
Hi-Lex Corp.	1,367,200	33,968
INFAC Corp.	325,139	1,314
INZI Controls Co. Ltd. (b)	1,516,000	7,407
Lear Corp.	19,173	3,454
Motonic Corp. (b)	3,250,000	26,269
Murakami Corp. (b)	782,700	21,350
Nippon Seiki Co. Ltd.	2,639,800	55,197
Piolax, Inc. (b)	2,486,100	60,277
S&T Holdings Co. Ltd. (b)	885,108	10,056
Samsung Climate Control Co. Ltd. (b)	499,950	4,804
Sewon Precision Industries Co. Ltd. (b)	500,000	4,625
SJM Co. Ltd. (b)	1,282,000	4,312
SJM Holdings Co. Ltd. (b)	1,291,382	4,506
Strattec Security Corp. (b)	343,035	11,320
Sungwoo Hitech Co. Ltd.	2,518,110	10,312
TBK Co. Ltd.	925,900	4,240
Yachiyo Industry Co. Ltd.	896,600	10,280
Yutaka Giken Co. Ltd. (b)	1,228,100	29,952
		442,322
Distributors - 0.2%
Central Automotive Products Ltd.	75,400	1,227
Chori Co. Ltd.	430,500	7,989
Nakayamafuku Co. Ltd.	748,500	4,793
PALTAC Corp.	121,100	6,390
SPK Corp.	253,600	6,128
Uni-Select, Inc.	1,647,187	27,427
		53,954
Diversified Consumer Services - 0.3%
Clip Corp. (b)	272,000	2,255
Cross-Harbour Holdings Ltd.	2,321,000	3,903
Estacio Participacoes SA	407,600	2,818
ServiceMaster Global Holdings, Inc. (c)	184,559	10,518
Shingakukai Holdings Co. Ltd.	99,900	532
Step Co. Ltd. (b)	1,077,300	15,560
Weight Watchers International, Inc. (c)	1,000,774	89,599
		125,185
Hotels, Restaurants & Leisure - 0.3%
Ark Restaurants Corp.	157,407	3,542
Bluegreen Vacations Corp.	218,433	5,616
Brinker International, Inc.	22,714	1,071
Flanigans Enterprises, Inc.	89,612	2,626
Greggs PLC	499,482	6,910
Hiday Hidaka Corp. (b)	1,845,300	39,244
Ibersol SGPS SA	912,355	10,669
Koshidaka Holdings Co. Ltd.	294,120	3,383
Kura Corp. Ltd.	10,000	603
Sportscene Group, Inc. Class A (b)	331,600	2,039
St. Marc Holdings Co. Ltd.	400,300	9,734
Texas Roadhouse, Inc. Class A	93,513	5,876
The Monogatari Corp.	79,900	7,360
The Restaurant Group PLC	6,498,637	22,604
TORIDOLL Holdings Corp.	74,900	1,662
Wyndham Destinations, Inc.	25,009	1,153
Wyndham Hotels & Resorts, Inc.	25,009	1,451
		125,543
Household Durables - 3.3%
Abbey PLC (b)	1,775,890	31,773
Barratt Developments PLC (b)	72,241,313	506,341
Bellway PLC	3,914,975	149,893
D.R. Horton, Inc.	2,866,806	125,279
Dorel Industries, Inc. Class B (sub. vtg.)	2,585,365	47,401
Emak SpA	4,388,097	6,199
First Juken Co. Ltd. (b)	1,400,500	17,548
Flexsteel Industries, Inc.	27,826	997
Hamilton Beach Brands Holding Co.:
Class A	176,552	4,484
Class B	183,780	4,668
Helen of Troy Ltd. (b)(c)	1,680,238	192,471
Henry Boot PLC	2,949,666	10,144
Iida Group Holdings Co. Ltd.	186,300	3,647
M/I Homes, Inc. (c)	25,382	656
Meritage Homes Corp. (c)	20,965	905
P&F Industries, Inc. Class A (b)	322,495	2,683
PulteGroup, Inc.	101,806	2,900
Q.E.P. Co., Inc.	30,058	956
Sanei Architecture Planning Co. Ltd. (b)	1,210,700	21,406
Stanley Furniture Co., Inc. (c)	150,671	98
Taylor Morrison Home Corp. (c)	210,457	4,110
Token Corp.	623,700	47,970
Toll Brothers, Inc.	94,819	3,343
Tupperware Brands Corp.	29,354	1,078
		1,186,950
Internet & Direct Marketing Retail - 0.3%
Belluna Co. Ltd. (b)	6,985,900	81,345
Liberty Interactive Corp. QVC Group Series A (c)	854,888	18,201
		99,546
Leisure Products - 0.2%
Accell Group NV (b)	1,757,314	36,577
Amer Group PLC (A Shares)	118,243	3,795
Brunswick Corp.	119,700	7,697
Fenix Outdoor AB Class B (c)(d)	32,298	0
Kabe Husvagnar AB (B Shares)	277,074	5,184
Mars Engineering Corp.	500,000	10,835
Miroku Corp.	140,500	2,586
		66,674
Media - 1.1%
Comcast Corp. Class A	2,644,653	94,626
Corus Entertainment, Inc. Class B (non-vtg.) (a)	585,765	1,828
Discovery Communications, Inc.:
Class A (a)(c)	2,645,227	70,310
Class C (non-vtg.) (c)	499,061	12,252
DISH Network Corp. Class A (c)	109,980	3,471
Entercom Communications Corp. Class A	50,107	378
Gannett Co., Inc.	1,076,384	11,377
Harte-Hanks, Inc. (c)	74,105	750
Hyundai HCN	2,723,979	10,153
Informa PLC	451,363	4,677
Intage Holdings, Inc. (b)	3,306,600	34,244
Ipsos SA	8,810	295
KK Culture Holdings Ltd. (c)	8,087,000	1,690
MSG Network, Inc. Class A (c)	288,809	6,801
Multiplus SA	536,800	3,962
Pico Far East Holdings Ltd.	18,538,000	7,676
Proto Corp.	235,200	2,890
RKB Mainichi Broadcasting Corp.	42,400	2,378
Saga Communications, Inc. Class A	397,449	15,043
Sky Network Television Ltd.	5,847,362	10,801
STW Group Ltd.	4,100,892	2,803
Tegna, Inc.	1,174,466	12,954
Television Broadcasts Ltd.	1,962,100	6,087
TOW Co. Ltd. (b)	1,831,300	13,217
TVA Group, Inc. Class B (non-vtg.) (c)	3,091,099	7,105
Twenty-First Century Fox, Inc. Class A	418,527	18,834
Viacom, Inc. Class B (non-vtg.)	1,216,553	35,341
WOWOW INC.	184,400	5,582
		397,525
Multiline Retail - 2.9%
Big Lots, Inc. (a)	140,068	6,083
Lifestyle China Group Ltd. (c)	24,958,500	10,144
Lifestyle International Holdings Ltd.	25,000,000	49,688
Next PLC (b)	12,702,310	989,675
Nordstrom, Inc.	79,448	4,164
Watts Co. Ltd.	648,800	6,342
		1,066,096
Specialty Retail - 10.9%
Aaron's, Inc. Class A	65,395	2,832
Abercrombie & Fitch Co. Class A	2,750,080	65,149
AT-Group Co. Ltd.	1,095,100	27,795
AutoCanada, Inc.	199,959	2,223
AutoNation, Inc. (c)	78,859	3,827
AutoZone, Inc. (c)	730,209	515,184
Bed Bath & Beyond, Inc.	2,068,796	38,749
Best Buy Co., Inc.	13,484,839	1,011,767
BMTC Group, Inc. (b)	3,634,497	42,943
Bonia Corp. Bhd	2,503,000	268
Buffalo Co. Ltd.	93,200	791
Burlington Stores, Inc. (c)	37,468	5,725
Cars.com, Inc. (c)	434,702	12,332
Cash Converters International Ltd. (c)	22,077,204	5,495
Chico's FAS, Inc.	634,386	5,519
Delek Automotive Systems Ltd.	737,100	3,894
DSW, Inc. Class A	203,875	5,594
Dunelm Group PLC	650,011	4,475
Ff Group (b)(c)(d)	4,363,428	24,491
Formosa Optical Technology Co. Ltd.	1,362,000	2,761
Fourlis Holdings SA	200,431	1,352
Francesca's Holdings Corp. (c)	299,858	2,441
GameStop Corp. Class A (a)	3,030,465	43,669
Genesco, Inc. (c)	599,091	24,383
GNC Holdings, Inc. Class A (c)	949,973	3,021
Goldlion Holdings Ltd.	21,953,000	9,090
Guess?, Inc. (b)	4,938,084	111,897
Hour Glass Ltd.	8,339,600	3,951
IA Group Corp. (b)	117,640	3,987
JB Hi-Fi Ltd. (a)	106,044	1,879
John David Group PLC	7,906,780	48,559
Jumbo SA (b)	10,027,525	160,642
K's Holdings Corp.	4,790,300	53,852
Ku Holdings Co. Ltd.	850,600	7,143
Le Chateau, Inc. Class B (sub. vtg.) (c)	620,700	143
Leon's Furniture Ltd.	186,348	2,620
Lewis Group Ltd.	1,077,376	2,446
Mr. Bricolage SA (b)	860,713	13,235
Murphy U.S.A., Inc. (c)	46,567	3,690
Nafco Co. Ltd. (b)	1,938,400	31,794
Ross Stores, Inc.	13,400,498	1,171,606
Sacs Bar Holdings, Inc.	199,900	1,734
Sally Beauty Holdings, Inc. (c)	2,431,153	40,090
Second Chance Properties Ltd. warrants 1/23/20 (c)	1,941,600	6
Sonic Automotive, Inc. Class A (sub. vtg.)	1,098,619	22,357
The Buckle, Inc. (a)(b)	4,502,441	108,284
The Children's Place Retail Stores, Inc.	30,939	3,802
Urban Outfitters, Inc. (c)	2,350,151	104,347
USS Co. Ltd.	5,147,400	97,410
Vitamin Shoppe, Inc. (c)	873,939	7,297
Williams-Sonoma, Inc. (a)	354,771	20,751
Workman Co. Ltd.	2,022,700	90,629
		3,979,921
Textiles, Apparel & Luxury Goods - 1.4%
Best Pacific International Holdings Ltd.	4,818,000	1,780
Deckers Outdoor Corp. (c)	33,000	3,723
Embry Holdings Ltd.	2,161,000	727
Emerald Expositions Events, Inc.	128,392	2,478
Fossil Group, Inc. (b)(c)	4,138,034	108,416
Gildan Activewear, Inc.	6,895,942	177,640
Handsome Co. Ltd. (b)	2,000,000	67,806
JLM Couture, Inc. (b)(c)	160,355	1,267
Makalot Industrial Co. Ltd.	906,000	4,029
McRae Industries, Inc.	24,161	725
Michael Kors Holdings Ltd. (c)	76,284	5,090
Oxford Industries, Inc.	24,123	2,222
Portico International Holdings (c)	10,198,500	5,314
Steven Madden Ltd.	155,407	8,400
Sun Hing Vision Group Holdings Ltd. (b)	19,833,000	6,974
Texwinca Holdings Ltd.	48,936,000	21,572
Victory City International Holdings Ltd. (c)	90,567,225	1,454
Wolverine World Wide, Inc.	120,185	4,252
Youngone Corp.	500,000	13,561
Youngone Holdings Co. Ltd. (b)	889,600	42,903
Yue Yuen Industrial (Holdings) Ltd.	5,095,500	13,698
		494,031

TOTAL CONSUMER DISCRETIONARY		8,037,747

CONSUMER STAPLES - 8.4%
Beverages - 1.6%
A.G. Barr PLC	3,076,444	27,337
Baron de Ley SA (c)	129,900	16,861
Britvic PLC	6,452,327	68,091
C&C Group PLC	1,890,226	7,604
Jinro Distillers Co. Ltd.	47,081	1,294
Monster Beverage Corp. (c)	6,712,002	402,854
Muhak Co. Ltd. (b)	2,799,256	38,087
Olvi PLC (A Shares)	99,277	3,738
Spritzer Bhd	5,120,400	3,023
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	2,799,936	7,473
		576,362
Food & Staples Retailing - 5.0%
Amsterdam Commodities NV	139,172	3,263
Aoki Super Co. Ltd.	225,000	2,652
Australasian Foods Holdco Pty Ltd. (c)(d)	3,481,102	2,328
Belc Co. Ltd. (b)	1,650,600	79,124
Casey's General Stores, Inc.	18,000	1,969
Cosmos Pharmaceutical Corp.	999,900	219,895
Create SD Holdings Co. Ltd. (b)	5,347,100	132,942
Daikokutenbussan Co. Ltd.	548,800	24,295
Dong Suh Companies, Inc.	1,100,000	25,192
Genky DrugStores Co. Ltd.	733,600	25,358
Halows Co. Ltd. (b)	1,292,700	29,828
Kirindo Holdings Co. Ltd.	151,200	3,067
Kroger Co.	1,840,934	53,387
Kusuri No Aoki Holdings Co. Ltd.	745,800	54,694
Majestic Wine PLC	1,796,432	10,563
McColl's Retail Group PLC	1,446,367	2,848
Medical System Network Co. Ltd.	69,500	283
Metro, Inc. Class A (sub. vtg.) (b)	24,662,015	831,515
North West Co., Inc.	111,752	2,553
Performance Food Group Co. (c)	196,165	7,033
Qol Co. Ltd.	1,852,300	30,415
Retail Partners Co. Ltd.	440,200	6,016
Sligro Food Group NV (a)	350,919	14,526
Sundrug Co. Ltd.	3,048,000	121,849
Tesco PLC	3,001,515	10,250
Thai President Foods PCL	512,288	2,387
Total Produce PLC	8,923,590	23,165
United Natural Foods, Inc. (c)	1,247,519	40,170
Valor Holdings Co. Ltd.	488,000	10,466
Walgreens Boots Alliance, Inc.	27,852	1,883
Walmart, Inc.	33,935	3,028
Yaoko Co. Ltd.	948,100	49,010
		1,825,954
Food Products - 1.6%
Aryzta AG (a)	850,479	12,029
Carr's Group PLC	2,230,900	4,334
Cranswick PLC	450,611	19,364
Dean Foods Co.	196,383	1,928
Devro PLC	1,450,246	3,746
Food Empire Holdings Ltd. (b)	39,079,200	17,941
Fresh Del Monte Produce, Inc. (b)	4,812,249	174,685
Hilton Food Group PLC	666,255	8,360
Inghams Group Ltd. (a)	1,677,688	4,574
Ingredion, Inc.	22,634	2,293
Japan Meat Co. Ltd.	167,800	3,165
Kaveri Seed Co. Ltd.	82,484	736
Mitsui Sugar Co. Ltd.	351,300	10,651
Nam Yang Dairy Products	10,500	6,045
Natori Co. Ltd.	49,900	826
Origin Enterprises PLC (b)	9,199,309	64,974
Pacific Andes International Holdings Ltd. (c)(d)	106,378,500	989
Pacific Andes Resources Development Ltd. (c)(d)	207,240,893	1,675
Pickles Corp.	99,600	1,980
Rocky Mountain Chocolate Factory, Inc. (b)	436,321	4,481
S Foods, Inc.	402,100	15,769
Seaboard Corp.	39,475	143,610
Select Harvests Ltd. (a)	3,909,740	17,428
Sunjin Co. Ltd. (b)(c)	2,376,955	29,566
The Hain Celestial Group, Inc. (c)	300,527	8,547
Want Want China Holdings Ltd.	13,499,000	11,162
		570,858
Household Products - 0.0%
Central Garden & Pet Co. Class A (non-vtg.) (c)	87,630	3,516
Personal Products - 0.1%
Grape King Bio Ltd.	1,748,000	13,433
Natural Alternatives International, Inc. (c)	131,621	1,336
Sarantis SA (b)	4,005,208	32,784
		47,553
Tobacco - 0.1%
Karelia Tobacco Co., Inc.	1,610	520
Scandinavian Tobacco Group A/S (e)	1,775,731	28,896
		29,416

TOTAL CONSUMER STAPLES		3,053,659

ENERGY - 5.0%
Energy Equipment & Services - 1.6%
AKITA Drilling Ltd. Class A (non-vtg.)	1,472,682	5,513
Bristow Group, Inc. (b)(c)	2,147,436	30,021
Carbo Ceramics, Inc. (c)	970,992	9,059
Cathedral Energy Services Ltd. (c)	1,326,950	1,193
Diamond Offshore Drilling, Inc. (a)(c)	4,250,530	81,610
Divestco, Inc. (c)	2,899,000	178
Dril-Quip, Inc. (c)	195,745	10,091
Ensco PLC Class A	11,026,797	81,929
Fugro NV (Certificaten Van Aandelen) (a)(c)	1,321,088	19,055
Geospace Technologies Corp. (b)(c)	1,148,900	16,165
Gulf Island Fabrication, Inc.	59,879	542
GulfMark Offshore, Inc. warrants 11/14/24 (c)	76,904	192
John Wood Group PLC	683,959	5,833
Liberty Oilfield Services, Inc. Class A (a)	1,500,783	29,415
National Oilwell Varco, Inc.	249,728	12,142
Oceaneering International, Inc.	399,941	10,942
Oil States International, Inc. (c)	2,315,809	80,822
PHX Energy Services Corp. (c)	1,369,526	2,148
RigNet, Inc. (c)	65,049	800
Shinko Plantech Co. Ltd.	1,174,900	11,085
Smart Sand, Inc. (c)	125,008	725
Solstad Offshore ASA (a)(c)	2,067,803	1,557
Total Energy Services, Inc.	2,054,043	17,369
Transocean Ltd. (United States) (a)(c)	2,885,654	37,138
Unit Corp. (b)(c)	5,387,244	134,142
		599,666
Oil, Gas & Consumable Fuels - 3.4%
Adams Resources & Energy, Inc.	136,169	5,447
Andeavor	1,123,672	168,618
Beach Energy Ltd.	15,782,560	22,396
Bonavista Energy Corp.	278,447	334
Chevron Corp.	199,965	25,250
CNX Resources Corp. (c)	293,265	4,774
ConocoPhillips Co.	873,295	63,026
CONSOL Energy, Inc. (c)	48,446	2,017
Contango Oil & Gas Co. (b)(c)	2,599,689	14,584
Denbury Resources, Inc. (c)	5,743,600	25,904
Eni SpA	7,285,345	140,232
Fuji Kosan Co. Ltd. (b)	637,500	3,729
Great Eastern Shipping Co. Ltd.	5,100,000	22,494
Hankook Shell Oil Co. Ltd.	49,000	15,468
International Seaways, Inc. (c)	23,313	508
KyungDong City Gas Co. Ltd.	208,063	8,241
Kyungdong Invest Co. Ltd.	84,315	3,673
Marathon Oil Corp.	3,736,234	78,909
Marathon Petroleum Corp.	136,564	11,038
Michang Oil Industrial Co. Ltd. (b)	173,900	12,557
Murphy Oil Corp. (b)	10,909,025	362,834
NACCO Industries, Inc. Class A	176,552	5,826
Newfield Exploration Co. (c)	378,210	10,862
QEP Resources, Inc. (c)	1,697,069	17,633
Reliance Industries Ltd.	162,800	2,820
Southwestern Energy Co. (c)	12,800,316	65,794
Star Petroleum Refining PCL	7,445,700	3,267
Thai Oil PCL (For. Reg.)	371,400	896
Whitecap Resources, Inc.	456,136	3,012
Whiting Petroleum Corp. (c)	1,398,961	69,458
World Fuel Services Corp.	1,864,425	51,887
WPX Energy, Inc. (c)	1,036,018	19,446
		1,242,934

TOTAL ENERGY		1,842,600

FINANCIALS - 11.3%
Banks - 1.1%
ACNB Corp.	94,455	3,240
Associated Banc-Corp.	175,888	4,749
BancFirst Corp.	65,670	4,078
Bank Ireland Group PLC	11,458,526	98,349
Bank of America Corp.	125,951	3,889
Boston Private Financial Holdings, Inc.	192,787	2,776
Camden National Corp.	55,435	2,556
Cathay General Bancorp	625,752	26,025
Central Pacific Financial Corp.	147,641	4,069
Codorus Valley Bancorp, Inc. (b)	624,297	19,497
Cullen/Frost Bankers, Inc.	79,615	8,797
Dah Sing Banking Group Ltd.	1,713,200	3,636
Dimeco, Inc.	36,256	1,504
East West Bancorp, Inc.	26,000	1,683
First Bancorp, Puerto Rico (c)	4,650,140	38,224
First Citizen Bancshares, Inc.	8,884	3,614
First Hawaiian, Inc.	452,374	12,784
Hanmi Financial Corp.	49,905	1,250
Hope Bancorp, Inc.	798,410	13,397
Huntington Bancshares, Inc.	263,871	4,074
KeyCorp	148,277	3,095
LCNB Corp.	141,217	2,627
Meridian Bank/Malvern, PA (c)	148,930	2,593
Northrim Bancorp, Inc.	114,636	4,620
OFG Bancorp	435,546	7,252
Peoples Bancorp, Inc.	52,121	1,888
PNC Financial Services Group, Inc.	27,404	3,969
Popular, Inc.	34,800	1,727
Regions Financial Corp.	203,911	3,795
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,233,555	13,702
Sparebanken More (primary capital certificate)	208,532	6,954
Sparebanken Nord-Norge	2,315,482	17,600
Umpqua Holdings Corp.	125,800	2,680
Van Lanschot NV (Bearer)	1,062,198	29,313
Wells Fargo & Co.	841,197	48,192
		408,198
Capital Markets - 0.5%
AllianceBernstein Holding LP	700,127	21,144
Ameriprise Financial, Inc.	13,730	2,000
Ares Capital Corp.	200,000	3,370
Banca Generali SpA	129,514	3,495
Close Brothers Group PLC	138,145	2,879
Cowen Group, Inc. Class A (a)(c)	408,471	6,413
Franklin Resources, Inc.	1,082,698	37,158
GAMCO Investors, Inc. Class A	107,994	2,645
Hamilton Lane, Inc. Class A	91,919	4,501
Invesco Ltd.	108,593	2,931
Lazard Ltd. Class A	352,724	19,153
OM Asset Management Ltd.	204,456	2,913
State Street Corp.	172,431	15,227
Tullett Prebon PLC	709,958	2,609
Waddell & Reed Financial, Inc. Class A	2,470,604	51,166
		177,604
Consumer Finance - 1.3%
Aeon Credit Service (Asia) Co. Ltd.	12,750,000	10,802
American Express Co.	37,528	3,735
Discover Financial Services	563,749	40,257
H&T Group PLC	538,783	2,235
Navient Corp.	1,126,615	14,883
Nicholas Financial, Inc. (c)	359,572	3,308
OneMain Holdings, Inc. (c)	685,356	22,788
Santander Consumer U.S.A. Holdings, Inc.	9,040,082	173,931
Synchrony Financial	6,694,447	193,737
		465,676
Diversified Financial Services - 0.2%
AXA Equitable Holdings, Inc.	2,195,561	48,280
Far East Horizon Ltd.	2,513,000	2,420
Newship Ltd. (c)(d)	2,500	906
Ricoh Leasing Co. Ltd.	765,600	24,992
		76,598
Insurance - 7.3%
AEGON NV	45,707,932	301,557
AFLAC, Inc.	654,832	30,476
Allstate Corp.	40,170	3,821
April	2,187,623	34,790
ASR Nederland NV	556,991	24,945
Assurant, Inc.	2,400,088	264,730
Aub Group Ltd.	246,187	2,398
Axis Capital Holdings Ltd.	1,600,497	90,524
CNO Financial Group, Inc.	186,864	3,803
Employers Holdings, Inc.	92,040	4,275
FBD Holdings PLC	145,047	1,755
First American Financial Corp.	109,261	6,119
Great-West Lifeco, Inc.	46,294	1,144
Hartford Financial Services Group, Inc.	1,896,469	99,944
Hiscox Ltd.	240,081	5,036
Hyundai Fire & Marine Insurance Co. Ltd.	114,734	3,776
Investors Title Co.	7,423	1,421
Lincoln National Corp.	4,474,622	304,722
MetLife, Inc.	10,559,047	482,971
National Western Life Group, Inc.	132,121	42,807
NN Group NV	1,151,464	50,923
Primerica, Inc.	123,713	14,202
Principal Financial Group, Inc.	53,703	3,119
RenaissanceRe Holdings Ltd.	1,686,076	222,309
Sony Financial Holdings, Inc.	2,445,000	46,984
The Travelers Companies, Inc.	28,419	3,698
Torchmark Corp.	89,244	7,860
Universal Insurance Holdings, Inc.	45,491	2,020
Unum Group (b)	15,095,575	599,747
WMI Holdings Corp. (c)	385,255	524
		2,662,400
Mortgage Real Estate Investment Trusts - 0.5%
Annaly Capital Management, Inc.	14,680,820	157,378
MFA Financial, Inc.	277,769	2,236
New Residential Investment Corp.	24,468	438
Redwood Trust, Inc.	481,349	8,091
		168,143
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	333,800	1,914
Genworth MI Canada, Inc.	4,000,817	140,829
Genworth Mortgage Insurance Ltd.	6,179,851	12,351
Meridian Bancorp, Inc. Maryland	211,193	3,865
		158,959

TOTAL FINANCIALS		4,117,578

HEALTH CARE - 14.2%
Biotechnology - 1.6%
Amgen, Inc.	2,860,423	562,216
Celgene Corp. (c)	9,789	882
Gilead Sciences, Inc.	193,052	15,025
United Therapeutics Corp. (c)	37,343	4,590
		582,713
Health Care Equipment & Supplies - 0.8%
Apex Biotechnology Corp.	1,200,000	1,099
Arts Optical International Holdings Ltd. (b)	22,612,000	5,935
Boston Scientific Corp. (c)	252,681	8,493
Hoshiiryou Sanki Co. Ltd. (b)	298,464	10,891
Huvitz Co. Ltd.	25,000	272
LivaNova PLC (c)	64,834	7,140
Microlife Corp.	3,683,500	10,323
Nakanishi, Inc.	974,700	20,354
Pacific Hospital Supply Co. Ltd.	1,454,000	3,148
Prim SA (b)	1,437,100	22,014
ResMed, Inc.	76,907	8,135
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	928,000	709
St.Shine Optical Co. Ltd.	2,000,000	44,014
Supermax Corp. Bhd	10,000,000	10,750
Techno Medica Co. Ltd.	38,800	734
Utah Medical Products, Inc. (b)	283,123	27,463
Zimmer Biomet Holdings, Inc.	800,062	100,424
		281,898
Health Care Providers & Services - 10.6%
Aetna, Inc.	4,166,607	784,947
Anthem, Inc.	1,872,031	473,624
CVS Health Corp.	555,122	36,005
DVx, Inc. (b)	698,000	8,927
Hanger, Inc. (b)(c)	2,494,350	43,651
Hi-Clearance, Inc.	1,489,000	4,864
Humana, Inc.	9,482	2,979
Laboratory Corp. of America Holdings (c)	9,938	1,743
Medica Sur SA de CV	333,308	679
MEDNAX, Inc. (c)	490,950	21,008
Patterson Companies, Inc.	249,574	6,120
Premier, Inc. (c)	143,733	5,376
Quest Diagnostics, Inc.	28,948	3,118
Ship Healthcare Holdings, Inc.	131,400	5,094
Tokai Corp.	342,500	7,495
Triple-S Management Corp. (b)(c)	1,665,016	59,125
Tsukui Corp.	375,300	3,393
United Drug PLC (United Kingdom)	2,506,632	27,637
UnitedHealth Group, Inc.	8,971,989	2,271,890
Universal Health Services, Inc. Class B	612,771	74,819
WIN-Partners Co. Ltd. (b)	2,528,500	37,651
		3,880,145
Health Care Technology - 0.1%
Addlife AB	299,732	7,193
Computer Programs & Systems, Inc. (a)	139,215	4,344
ND Software Co. Ltd. (b)	1,204,400	12,926
		24,463
Pharmaceuticals - 1.1%
Akorn, Inc. (c)	91,905	1,702
Apex Healthcare Bhd	47,600	83
Bliss Gvs Pharma Ltd. (c)	4,600,000	11,547
Bristol-Myers Squibb Co.	45,818	2,692
Daewon Pharmaceutical Co. Ltd. (b)	1,871,384	32,353
Daewoong Co. Ltd.	350,000	4,621
Dawnrays Pharmaceutical Holdings Ltd.	11,111,000	6,342
DongKook Pharmaceutical Co. Ltd. (b)	623,700	35,177
FDC Ltd. (c)	3,141,164	11,049
Fuji Pharma Co. Ltd.	648,700	11,267
Genomma Lab Internacional SA de CV (c)	5,507,300	4,394
Indivior PLC (c)	16,590,396	66,590
Jazz Pharmaceuticals PLC (c)	24,335	4,212
Korea United Pharm, Inc.	239,629	5,144
Kwang Dong Pharmaceutical Co. Ltd. (b)	3,100,000	20,881
Kyung Dong Pharmaceutical Co. Ltd.	960,000	10,432
Lee's Pharmaceutical Holdings Ltd.	5,959,000	6,385
Novo Nordisk A/S Series B sponsored ADR	1,076,594	53,582
Phibro Animal Health Corp. Class A	142,459	6,824
Recordati SpA	1,541,484	57,645
Taro Pharmaceutical Industries Ltd. (c)	45,405	5,097
Tsumura & Co.	349,700	11,337
Vivimed Labs Ltd. (c)	600,000	496
Whanin Pharmaceutical Co. Ltd. (b)	1,750,000	33,084
		402,936

TOTAL HEALTH CARE		5,172,155

INDUSTRIALS - 7.0%
Aerospace & Defense - 0.2%
Astronics Corp. (c)	75,489	3,096
Austal Ltd.	1,411,147	1,793
Engility Holdings, Inc. (c)	1,268,833	43,902
United Technologies Corp.	72,961	9,904
		58,695
Air Freight & Logistics - 0.0%
Air T, Inc. (b)(c)	184,505	6,043
Airlines - 0.1%
Air New Zealand Ltd.	1,189,535	2,631
American Airlines Group, Inc.	256,054	10,124
JetBlue Airways Corp. (c)	359,150	6,465
		19,220
Building Products - 0.1%
Builders FirstSource, Inc. (c)	129,752	2,326
Continental Building Products, Inc. (c)	336,645	10,739
COVIA Corp. (a)(c)	402,013	7,248
Gibraltar Industries, Inc. (c)	106,527	4,629
Kondotec, Inc. (b)	1,566,200	14,329
		39,271
Commercial Services & Supplies - 0.7%
ABM Industries, Inc.	223,185	6,963
Aeon Delight Co. Ltd.	114,700	4,190
AJIS Co. Ltd. (b)	892,800	27,747
Asia File Corp. Bhd	4,480,000	3,031
Calian Technologies Ltd. (b)	625,174	15,163
Civeo Corp. (b)(c)	11,929,673	45,452
Essendant, Inc.	1,650,608	27,450
Fursys, Inc. (b)	950,000	25,681
Interface, Inc.	265,304	5,943
KAR Auction Services, Inc.	37,054	2,203
Lion Rock Group Ltd.	19,227,640	3,332
Mears Group PLC	837,111	3,571
Mitie Group PLC	13,439,459	27,130
Nac Co. Ltd.	349,700	3,068
NICE Total Cash Management Co., Ltd.	1,025,000	12,059
VICOM Ltd.	2,653,500	11,948
VSE Corp. (b)	839,329	36,175
		261,106
Construction & Engineering - 1.1%
AECOM (c)	6,933,069	232,674
Arcadis NV	2,139,787	39,134
Astaldi SpA (c)	2,589,900	5,857
Boustead Projs. Pte Ltd.	1,033,287	687
Boustead Singapore Ltd.	4,044,700	2,451
C-Cube Corp.	322,700	2,658
Daiichi Kensetsu Corp. (b)	1,728,700	27,504
EMCOR Group, Inc.	151,109	11,628
Geumhwa PSC Co. Ltd. (b)	360,000	10,669
Kyeryong Construction Industrial Co. Ltd. (b)(c)	675,000	13,397
Meisei Industrial Co. Ltd.	1,104,500	8,920
Mirait Holdings Corp.	400,300	6,143
Nippon Rietec Co. Ltd.	1,168,900	16,538
Severfield PLC	2,762,161	3,009
Shinnihon Corp.	1,574,500	19,897
Toshiba Plant Systems & Services Corp.	164,500	3,635
United Integrated Services Co.	5,143,500	9,822
		414,623
Electrical Equipment - 0.5%
Aichi Electric Co. Ltd.	311,100	9,251
Aros Quality Group AB	725,232	13,444
AZZ, Inc.	1,015,476	55,039
Bharat Heavy Electricals Ltd.	30,750,000	33,261
Chiyoda Integre Co. Ltd.	329,500	7,285
Eaton Corp. PLC	48,307	4,018
Generac Holdings, Inc. (c)	91,005	4,892
Hammond Power Solutions, Inc. Class A	452,561	2,498
I-Sheng Electric Wire & Cable Co. Ltd. (b)	12,500,000	17,495
Korea Electric Terminal Co. Ltd. (b)	700,000	28,981
Regal Beloit Corp.	46,710	4,015
Servotronics, Inc.	114,683	1,104
TKH Group NV (depositary receipt)	240,518	15,061
		196,344
Industrial Conglomerates - 1.0%
DCC PLC (United Kingdom)	3,221,853	298,133
ITT, Inc.	84,533	4,790
Lifco AB	500,191	22,441
Mytilineos Holdings SA	890,419	8,954
Reunert Ltd.	1,699,842	10,534
		344,852
Machinery - 1.5%
Aalberts Industries NV (b)	6,646,561	301,560
Allison Transmission Holdings, Inc.	419,467	19,715
ASL Marine Holdings Ltd. (b)(c)	45,187,913	3,319
Cummins, Inc.	24,953	3,564
Douglas Dynamics, Inc.	31,800	1,561
Foremost Income Fund (c)	2,141,103	8,814
Global Brass & Copper Holdings, Inc.	47,206	1,555
Haitian International Holdings Ltd.	6,946,000	16,372
Hurco Companies, Inc.	54,895	2,432
Hwacheon Machine Tool Co. Ltd. (b)	219,900	10,270
Hyster-Yale Materials Handling:
Class A (b)	232,017	15,257
Class B (b)	310,000	20,386
Ihara Science Corp. (b)	983,500	19,975
Jaya Holdings Ltd. (b)(c)(d)	3,239,440	69
Kyowakogyosyo Co. Ltd.	45,000	2,612
Luxfer Holdings PLC sponsored	306,766	5,675
Maruzen Co. Ltd. (b)	1,589,000	31,406
Miller Industries, Inc.	93,896	2,446
Mincon Group PLC	2,158,692	3,786
Nadex Co. Ltd. (b)	795,500	7,449
Nakano Refrigerators Co. Ltd.	25,700	1,368
Nitchitsu Co. Ltd.	55,800	915
Rexnord Corp. (c)	227,335	6,875
Semperit AG Holding (c)	439,700	8,741
SIMPAC, Inc.	583,000	1,526
Takamatsu Machinery Co. Ltd.	323,200	3,399
Techno Smart Corp. (a)	529,900	5,649
Tocalo Co. Ltd.	3,065,000	34,977
Trinity Industrial Corp.	721,900	4,584
WABCO Holdings, Inc. (c)	79,375	9,976
		556,233
Marine - 0.0%
SITC International Holdings Co. Ltd.	4,512,000	4,380
Tokyo Kisen Co. Ltd. (b)	829,500	5,987
		10,367
Professional Services - 0.3%
Akka Technologies SA	225,557	16,617
Asiakastieto Group Oyj (e)	82,580	2,965
Boardroom Ltd.	2,574,042	1,475
Clarius Group Ltd. (c)	1,956,883	77
ICF International, Inc.	64,876	4,778
Kelly Services, Inc. Class A (non-vtg.)	112,368	2,729
McMillan Shakespeare Ltd.	1,800,353	21,736
Nielsen Holdings PLC	511,628	12,054
Robert Half International, Inc.	52,600	3,985
SHL-JAPAN Ltd.	101,800	1,788
Sporton International, Inc.	309,088	1,455
Stantec, Inc.	750,247	19,592
Synergie SA	127,600	5,961
TrueBlue, Inc. (c)	283,809	7,677
		102,889
Road & Rail - 0.7%
Alps Logistics Co. Ltd. (b)	2,856,400	21,765
Chilled & Frozen Logistics Holdings Co. Ltd.	1,098,500	13,194
CSX Corp.	126,724	8,957
Daqin Railway Co. Ltd. (A Shares)	26,000,000	34,157
Hamakyorex Co. Ltd. (b)	1,253,500	43,329
Higashi Twenty One Co. Ltd.	250,200	1,423
Knight-Swift Transportation Holdings, Inc. Class A	147,000	4,785
Norfolk Southern Corp.	39,845	6,734
Roadrunner Transportation Systems, Inc. (b)(c)	3,155,561	6,911
Sakai Moving Service Co. Ltd. (b)	1,081,600	57,168
Trancom Co. Ltd. (b)	855,500	62,738
		261,161
Trading Companies & Distributors - 0.7%
AddTech AB (B Shares)	1,131,928	25,643
AerCap Holdings NV (c)	232,124	13,029
Alconix Corp. (b)	2,120,300	32,597
Goodfellow, Inc. (b)(c)	723,079	4,058
HD Supply Holdings, Inc. (c)	479,818	21,102
HERIGE	60,993	2,511
Houston Wire & Cable Co. (c)	76,246	610
Kaman Corp.	42,219	2,796
KS Energy Services Ltd. (c)	13,173,500	310
Lumax International Corp. Ltd.	3,123,900	6,221
Meiwa Corp.	1,717,700	7,451
Mitani Shoji Co. Ltd.	735,300	34,195
MRC Global, Inc. (c)	460,407	10,428
Otec Corp.	124,300	2,289
Parker Corp. (b)	2,220,000	10,960
Richelieu Hardware Ltd.	700,992	15,169
Senshu Electric Co. Ltd. (b)	894,900	26,771
Strongco Corp. (b)(c)	849,615	1,437
Tanaka Co. Ltd.	36,800	230
TECHNO ASSOCIE Co. Ltd.	255,100	3,080
Titan Machinery, Inc. (c)	729,535	11,045
Totech Corp. (b)	926,400	21,516
WESCO International, Inc. (c)	51,801	3,160
		256,608
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd.	1,292,700	8,509
James Fisher and Sons PLC	127,253	3,010
Meiko Transportation Co. Ltd.	829,400	9,064
Qingdao Port International Co. Ltd. (e)	4,711,000	3,433
Sinwa Ltd. (b)	20,399,000	3,446
		27,462

TOTAL INDUSTRIALS		2,554,874

INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 0.1%
F5 Networks, Inc. (c)	22,931	3,930
InterDigital, Inc.	150,998	12,450
Juniper Networks, Inc.	176,774	4,656
		21,036
Electronic Equipment & Components - 4.9%
A&D Co. Ltd.	683,100	6,390
AVX Corp.	150,000	3,117
Bel Fuse, Inc. Class A	84,717	1,660
Casa Systems, Inc. (c)	97,021	1,478
CDW Corp.	174,276	14,655
CTS Corp.	314,181	10,965
Daido Signal Co. Ltd.	99,400	524
Dynapack International Technology Corp.	3,200,000	4,076
Elec & Eltek International Co. Ltd.	1,491,300	2,177
Elematec Corp. (b)	1,180,800	27,752
ePlus, Inc. (c)	99,513	9,817
Excel Co. Ltd. (b)	745,800	16,942
Fabrinet	112,812	4,413
Hi-P International Ltd.	11,932,100	11,044
Hon Hai Precision Industry Co. Ltd. (Foxconn)	182,476,140	500,033
IDIS Holdings Co. Ltd. (b)	800,000	10,166
Image Sensing Systems, Inc. (c)	64,468	271
Insight Enterprises, Inc. (c)	299,412	15,051
Intelligent Digital Integrated Security Co. Ltd. (b)	900,010	7,137
INTOPS Co. Ltd. (b)	1,719,800	14,024
Isra Vision AG (b)	1,250,390	76,909
Keysight Technologies, Inc. (c)	2,635,824	152,878
Kingboard Chemical Holdings Ltd. (b)	76,053,500	265,008
Kingboard Laminates Holdings Ltd.	3,725,000	4,452
Mesa Laboratories, Inc.	135,046	27,310
Muramoto Electronic Thailand PCL (For. Reg.) (b)	1,228,600	7,016
Nippo Ltd. (b)	736,700	2,971
PAX Global Technology Ltd.	4,075,000	1,957
Philips Lighting NV (e)	110,968	3,078
Pinnacle Technology Holdings Ltd.	7,337,376	10,420
Plexus Corp. (c)	148,139	8,802
Redington India Ltd.	14,700,000	23,190
Sanmina Corp. (c)	24,468	712
ScanSource, Inc. (b)(c)	2,258,403	93,159
Shibaura Electronics Co. Ltd. (b)	626,300	26,494
Sigmatron International, Inc. (c)	170,707	1,193
Simplo Technology Co. Ltd.	6,300,000	36,567
SYNNEX Corp. (b)	2,700,847	260,551
Tomen Devices Corp. (b)	538,200	13,785
Tripod Technology Corp.	1,465,000	4,043
TTM Technologies, Inc. (c)	934,794	16,228
UKC Holdings Corp. (b)	1,272,500	25,947
VST Holdings Ltd. (b)	118,976,800	64,422
Wayside Technology Group, Inc. (b)	275,041	3,713
Wireless Telecom Group, Inc. (c)	295,018	620
		1,793,117
Internet Software & Services - 0.2%
Alphabet, Inc.:
Class A (c)	1,497	1,837
Class C (c)	9,507	11,572
Aucnet, Inc.	197,300	2,947
Carbonite, Inc. (c)	218,985	7,511
eBay, Inc. (c)	45,613	1,526
Gabia, Inc. (b)	975,000	8,126
j2 Global, Inc.	199,818	16,953
Moneysupermarket.com Group PLC	744,253	3,068
NetGem SA	849,884	2,345
Softbank Technology Corp. (a)	256,800	4,568
Yahoo! Japan Corp. (a)	1,957,300	7,447
		67,900
IT Services - 3.7%
ALTEN	610,716	60,666
Amdocs Ltd.	6,376,612	430,931
Argo Graphics, Inc.	393,600	15,365
CACI International, Inc. Class A (c)	64,279	11,262
Computer Services, Inc.	258,354	13,370
CSE Global Ltd. (b)	40,677,900	13,446
Data#3 Ltd.	2,804,497	3,177
Dimerco Data System Corp.	510,000	615
DXC Technology Co.	75,473	6,396
E-Credible Co. Ltd.	129,349	1,748
eClerx Services Ltd.	1,684,608	31,807
EOH Holdings Ltd.	6,392,071	20,146
Estore Corp.	283,800	2,452
EVERTEC, Inc.	1,460,509	34,030
ExlService Holdings, Inc. (c)	179,079	10,680
Indra Sistemas SA (b)(c)	12,849,300	156,113
Know IT AB (b)	1,392,111	27,548
Leidos Holdings, Inc.	640,839	43,846
Maximus, Inc.	312,392	20,246
Net 1 UEPS Technologies, Inc. (c)	460,597	4,302
Nice Information & Telecom, Inc.	53,000	1,159
Rolta India Ltd. (c)	2,699,942	1,625
Science Applications International Corp.	162,081	13,675
Societe Pour L'Informatique Industrielle SA (b)	1,657,239	48,447
Softcreate Co. Ltd.	602,100	9,391
Sword Group	12,289	503
Syntel, Inc. (c)	64,178	2,605
The Western Union Co.	17,925,734	361,383
TravelSky Technology Ltd. (H Shares)	1,005,000	2,849
WNS Holdings Ltd. sponsored ADR (c)	73,352	3,569
		1,353,352
Semiconductors & Semiconductor Equipment - 0.7%
Amkor Technology, Inc. (c)	24,468	212
Axell Corp. (b)	762,700	5,341
Boe Varitronix Ltd.	5,034,000	1,988
Cirrus Logic, Inc. (c)	73,110	3,163
Diodes, Inc. (c)	268,979	9,995
Entegris, Inc.	311,564	10,951
Integrated Device Technology, Inc. (c)	463,127	15,945
KLA-Tencor Corp.	23,456	2,754
Leeno Industrial, Inc.	575,000	34,547
Melexis NV	1,148,100	106,798
Miraial Co. Ltd.	150,000	1,528
Nanometrics, Inc. (c)	243,795	9,181
ON Semiconductor Corp. (c)	205,718	4,536
Phison Electronics Corp.	1,900,000	15,781
Powertech Technology, Inc.	9,000,000	25,457
Trio-Tech International (b)(c)	224,608	1,038
United Microelectronics Corp.	4,331,000	2,483
		251,698
Software - 3.4%
Activision Blizzard, Inc.	148,513	10,904
AdaptIT Holdings Ltd.	2,514,434	1,575
ANSYS, Inc. (c)	3,525,193	595,335
Aspen Technology, Inc. (c)	118,525	11,354
Ebix, Inc.	1,500,202	119,041
ICT Automatisering NV (b)	491,679	8,682
InfoVine Co. Ltd. (b)	175,000	3,709
Jorudan Co. Ltd. (b)	422,500	4,066
KPIT Cummins Infosystems Ltd.	5,800,000	25,179
KSK Co., Ltd. (b)	531,500	8,551
Micro Focus International PLC	215,068	3,509
Nucleus Software Exports Ltd.	601,191	3,034
Oracle Corp.	8,039,806	383,338
Pegasystems, Inc.	149,658	8,321
Pro-Ship, Inc.	252,500	5,578
RealPage, Inc. (c)	203,287	11,201
Vitec Software Group AB	699,586	6,460
Zensar Technologies Ltd.	800,000	14,441
		1,224,278
Technology Hardware, Storage & Peripherals - 3.5%
Compal Electronics, Inc.	67,500,000	41,938
Hewlett Packard Enterprise Co.	2,064,640	31,878
HP, Inc.	6,460,356	149,105
Seagate Technology LLC (b)	18,610,388	979,279
Super Micro Computer, Inc. (c)	632,618	13,981
TPV Technology Ltd.	69,600,000	7,183
Western Digital Corp.	41,758	2,929
Xerox Corp.	2,446,803	63,543
		1,289,836

TOTAL INFORMATION TECHNOLOGY		6,001,217

MATERIALS - 3.6%
Chemicals - 2.4%
Axalta Coating Systems Ltd. (c)	492,665	14,903
C. Uyemura & Co. Ltd.	383,800	28,833
Cabot Corp.	15,344	1,014
Chase Corp. (b)	679,101	83,869
Core Molding Technologies, Inc.	381,326	5,129
Deepak Fertilisers and Petrochemicals Corp. Ltd.	1,800,000	7,267
Deepak Nitrite Ltd. (c)	41,557	147
DowDuPont, Inc.	49,070	3,375
Eastman Chemical Co.	28,944	2,999
EcoGreen International Group Ltd. (b)	50,122,080	10,664
FMC Corp.	1,193,224	107,247
Fujikura Kasei Co., Ltd. (b)	2,711,200	15,712
Fuso Chemical Co. Ltd.	598,800	15,289
Gujarat Narmada Valley Fertilizers Co.	5,000,000	30,485
Gujarat State Fertilizers & Chemicals Ltd. (b)	28,500,000	48,562
Honshu Chemical Industry Co. Ltd. (b)	762,700	7,715
Huntsman Corp.	291,429	9,772
Innospec, Inc.	799,627	64,730
JSR Corp.	262,200	5,021
KPC Holdings Corp.	43,478	2,452
KPX Chemical Co. Ltd.	163,083	9,652
KPX Green Chemical Co. Ltd.	225,000	875
Miwon Chemicals Co. Ltd.	55,095	2,311
Miwon Commercial Co. Ltd.	13,819	3,109
Muto Seiko Co. Ltd.	238,200	1,638
Nihon Parkerizing Co. Ltd.	307,700	4,554
Nippon Soda Co. Ltd.	1,575,000	9,226
SK Kaken Co. Ltd.	275,000	25,578
Soken Chemical & Engineer Co. Ltd. (b)	667,000	12,151
T&K Toka Co. Ltd. (b)	1,345,700	15,501
Thai Carbon Black PCL (For. Reg.) (c)	11,472,900	18,104
Thai Rayon PCL:
(For. Reg.)	2,719,500	3,842
NVDR	85,600	121
The Chemours Co. LLC	259,548	11,890
The Mosaic Co.	3,298,433	99,316
UPL Ltd.	875,000	8,232
Westlake Chemical Corp.	101,311	10,863
Yara International ASA	3,498,135	154,350
Yip's Chemical Holdings Ltd.	25,692,000	9,001
		865,499
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (c)	672,772	4,189
Mitani Sekisan Co. Ltd. (b)	1,490,300	36,133
RHI Magnesita NV	43,869	2,770
		43,092
Containers & Packaging - 0.3%
AMVIG Holdings Ltd.	3,472,000	854
Berry Global Group, Inc. (c)	83,586	4,083
Chuoh Pack Industry Co. Ltd. (b)	421,800	5,281
Kohsoku Corp. (b)	1,737,600	21,243
Pact Group Holdings Ltd. (e)	689,421	2,771
Samhwa Crown & Closure Co. Ltd.	50,000	2,120
Silgan Holdings, Inc.	190,711	5,246
The Pack Corp. (b)	1,560,900	49,627
		91,225
Metals & Mining - 0.7%
Alcoa Corp. (c)	34,934	1,512
Ausdrill Ltd.	2,095,496	2,841
Chubu Steel Plate Co. Ltd.	414,300	2,542
Cleveland-Cliffs, Inc. (a)(c)	12,750,121	137,574
Compania de Minas Buenaventura SA sponsored ADR	2,256,390	31,003
Freeport-McMoRan, Inc.	258,702	4,269
Granges AB	262,218	3,283
Hill & Smith Holdings PLC	799,599	15,816
Newmont Mining Corp.	79,236	2,906
Nucor Corp.	24,700	1,653
Orosur Mining, Inc. (c)	2,974,432	137
Orvana Minerals Corp. (c)	764,857	106
Pacific Metals Co. Ltd. (c)	348,000	10,031
Steel Dynamics, Inc.	73,859	3,478
Tohoku Steel Co. Ltd. (b)	625,700	8,562
Tokyo Tekko Co. Ltd. (b)	762,100	11,941
Universal Stainless & Alloy Products, Inc. (c)	73,632	2,202
Warrior Metropolitan Coal, Inc. (a)	1,036,929	26,825
Webco Industries, Inc. (c)	7,595	851
Worthington Industries, Inc.	78,970	3,697
		271,229
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	105,226	2,833
Stella-Jones, Inc.	596,610	19,928
Western Forest Products, Inc.	1,949,247	3,626
		26,387

TOTAL MATERIALS		1,297,432

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Colony NorthStar, Inc.	1,910,980	11,772
Corporate Office Properties Trust (SBI)	93,052	2,767
Corrections Corp. of America	1,359,201	34,850
Four Corners Property Trust, Inc.	220,706	5,496
National Health Investors, Inc.	28,419	2,127
NSI NV	8,335	325
NSI NV rights 8/9/18 (c)	8,335	10
Public Storage	12,800	2,788
Spirit MTA REIT (c)	9,530	95
Spirit Realty Capital, Inc.	531,805	4,451
Store Capital Corp.	200,862	5,514
Ventas, Inc.	55,322	3,119
VEREIT, Inc.	3,614,188	27,576
Washington Prime Group, Inc.	92,996	747
		101,637
Real Estate Management & Development - 0.4%
Anabuki Kosan, Inc.	42,950	1,198
CBRE Group, Inc. (c)	65,075	3,241
Century21 Real Estate Japan Ltd.	97,300	1,081
Devine Ltd. (c)	1,760,889	412
IMMOFINANZ Immobilien Anlagen AG	102,412	2,694
Leopalace21 Corp.	1,496,900	8,220
LSL Property Services PLC	1,400,272	4,779
Relo Group, Inc.	3,800,400	102,815
Selvaag Bolig ASA	944,200	5,145
Servcorp Ltd.	759,770	2,461
Sino Land Ltd.	2,776,000	4,768
Tejon Ranch Co. (c)	432,058	10,110
Wing Tai Holdings Ltd.	1,723,800	2,621
		149,545

TOTAL REAL ESTATE		251,182

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.	19,715	630
UTILITIES - 1.8%
Electric Utilities - 1.6%
Exelon Corp.	3,264,039	138,722
PG&E Corp.	3,243,471	139,729
PPL Corp.	10,079,627	289,991
		568,442
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	13,931	456
China Resource Gas Group Ltd.	758,000	3,592
Hokuriku Gas Co.	152,700	4,199
K&O Energy Group, Inc.	537,200	9,018
Keiyo Gas Co. Ltd.	118,900	3,095
Star Gas Partners LP	198,111	1,904
		22,264
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd (b)	32,700,045	28,477
Mega First Corp. Bhd warrants 4/8/20 (c)	3,800,000	1,570
The AES Corp.	225,550	3,013
		33,060
Multi-Utilities - 0.0%
CMS Energy Corp.	321,690	15,550
Water Utilities - 0.0%
Manila Water Co., Inc.	5,619,100	2,809

TOTAL UTILITIES		642,125

TOTAL COMMON STOCKS
(Cost $15,203,651)		32,971,199

Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	910
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 7.50% (c)(d)(e)	6,395	224
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	163,209	3,721
MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	1,531,895	19,060
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $20,295)		23,915
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 8.25% 2/28/27 (e)
(Cost $10,585)	4,603	3,683
	Shares	Value (000s)

Money Market Funds - 10.0%
Fidelity Cash Central Fund, 1.96% (f)	3,328,477,024	3,329,143
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	319,049,263	319,081
TOTAL MONEY MARKET FUNDS
(Cost $3,647,672)		3,648,224
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $18,882,203)		36,647,021
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(236,869)
NET ASSETS - 100%		$36,410,152

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated company

 (c) Non-income producing

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,050,000 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$52,293
Fidelity Securities Lending Cash Central Fund	7,783
Total	$60,076

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Aalberts Industries NV	$357,923	$--	$77,681	$4,784	$52,119	$(30,801)	$301,560
Abbey PLC	30,976	--	1,526	372	1,261	1,062	31,773
Abercrombie & Fitch Co. Class A	51,336	--	61,625	3,691	(15,171)	90,609	--
Accell Group NV	57,199	--	3,104	910	657	(18,175)	36,577
Air T, Inc.	3,276	--	493	--	334	2,926	6,043
AJIS Co. Ltd.	18,967	--	1,161	414	820	9,121	27,747
Alconix Corp.	22,007	--	2,016	572	1,396	11,210	32,597
Alps Logistics Co. Ltd.	21,604	--	1,169	433	642	688	21,765
Ark Restaurants Corp.	4,524	--	998	176	431	(415)	--
Arts Optical International Holdings Ltd.	8,599	--	414	62	(119)	(2,131)	5,935
ASL Marine Holdings Ltd.	4,442	--	168	--	(15)	(940)	3,319
Assurant, Inc.	322,168	--	65,530	6,180	48,908	(40,816)	--
ASTI Corp.	5,592	--	895	91	640	(1,397)	3,940
Atwood Oceanics, Inc.	57,677	--	67,863	--	(126,131)	136,317	--
Axell Corp.	5,428	--	308	32	(582)	803	5,341
Barratt Developments PLC	615,294	--	28,428	43,026	21,622	(102,147)	506,341
Bed Bath & Beyond, Inc.	274,957	30,030	160,399	5,908	(93,805)	(12,034)	--
Belc Co. Ltd.	80,741	--	7,138	977	5,989	(468)	79,124
Belluna Co. Ltd.	87,499	--	6,957	743	4,100	(3,297)	81,345
Best Buy Co., Inc.	1,088,006	2,576	362,793	25,768	224,048	59,930	--
Black Box Corp.	12,338	--	2,847	--	(38,169)	28,678	--
BMTC Group, Inc.	39,153	--	5,793	960	5,569	4,014	42,943
Bristow Group, Inc.	3,659	22,570	358	--	92	4,058	30,021
Calian Technologies Ltd.	15,187	--	1,273	497	702	547	15,163
Chase Corp.	78,401	2,051	7,606	575	5,538	5,485	83,869
Chilled & Frozen Logistics Holdings Co. Ltd.	15,688	--	2,866	205	1,673	(1,301)	--
Chuoh Pack Industry Co. Ltd.	5,111	--	274	142	153	291	5,281
Civeo Corp.	24,148	--	1,847	--	720	22,431	45,452
Clip Corp.	2,382	--	120	92	50	(57)	2,255
Codorus Valley Bancorp, Inc.	18,561	222	2,336	381	1,129	1,921	19,497
Contango Oil & Gas Co.	12,450	2,763	672	--	(408)	451	14,584
Core Molding Technologies, Inc.	13,648	--	6,519	102	2,301	(4,301)	--
Cosmos Pharmaceutical Corp.	262,818	--	47,647	834	43,190	(38,466)	--
Create SD Holdings Co. Ltd.	146,994	--	12,250	1,557	9,121	(10,923)	132,942
CSE Global Ltd.	13,065	--	565	852	79	867	13,446
Daewon Pharmaceutical Co. Ltd.	29,918	--	--	360	--	2,435	32,353
Daiichi Kensetsu Corp.	22,034	--	1,285	439	765	5,990	27,504
DCC PLC (United Kingdom)	464,436	--	196,034	6,362	176,252	(146,521)	--
Deepak Fertilisers and Petrochemicals Corp. Ltd.	33,595	--	23,589	454	13,841	(16,580)	--
DongKook Pharmaceutical Co. Ltd.	33,526	--	--	251	--	1,651	35,177
DVx, Inc.	8,368	--	406	136	290	675	8,927
Ebix, Inc.	158,009	--	96,463	741	75,105	(17,610)	--
EcoGreen International Group Ltd.	10,836	--	474	312	121	181	10,664
Elematec Corp.	22,459	--	1,364	646	873	5,784	27,752
Essendant, Inc.	27,007	173	6,981	1,144	(1,660)	8,911	--
Excel Co. Ltd.	10,314	--	1,106	477	623	7,111	16,942
Ff Group	109,703	--	4,363	--	2,143	(82,992)	24,491
First Juken Co. Ltd.	21,090	--	1,061	498	770	(3,251)	17,548
Food Empire Holdings Ltd.	20,674	--	1,657	181	616	(1,692)	17,941
Fossil Group, Inc.	22,766	18,570	2,633	--	1,727	67,986	108,416
Fresh Del Monte Produce, Inc.	262,477	--	13,440	2,980	7,209	(81,561)	174,685
Fuji Kosan Co. Ltd.	3,565	--	170	86	(11)	345	3,729
Fujikura Kasei Co., Ltd.	16,713	--	832	365	238	(407)	15,712
Fursys, Inc.	28,374	--	--	590	--	(2,693)	25,681
Gabia, Inc.	5,328	--	--	23	--	2,798	8,126
GameStop Corp. Class A	216,839	--	101,453	14,883	(86,627)	14,910	--
Genky Stores, Inc.	28,711	--	443	76	373	(23,251)	--
Geospace Technologies Corp.	18,545	--	704	--	(378)	(1,298)	16,165
Geumhwa PSC Co. Ltd.	12,086	--	--	251	--	(1,417)	10,669
Goodfellow, Inc.	4,738	--	218	--	130	(592)	4,058
Guess?, Inc.	68,134	--	4,995	4,567	(1,855)	50,613	111,897
Gujarat State Fertilizers & Chemicals Ltd.	65,224	--	3,971	1,037	737	(13,428)	48,562
GulfMark Offshore, Inc. Class A	413	--	10,214	--	(4)	9,805	--
Halows Co. Ltd.	29,437	--	1,627	268	1,109	909	29,828
Hamakyorex Co. Ltd.	34,778	--	1,834	475	1,038	9,347	43,329
Handsome Co. Ltd.	68,497	--	4,222	576	3,260	271	67,806
Hanger, Inc.	30,525	--	2,098	--	(916)	16,140	43,651
Helen of Troy Ltd.	196,442	--	25,213	--	23,984	(2,742)	192,471
Hiday Hidaka Corp.	60,332	--	21,838	636	16,679	(15,929)	39,244
Honshu Chemical Industry Co. Ltd.	7,501	--	769	181	360	623	7,715
Hoshiiryou Sanki Co. Ltd.	11,966	--	552	101	276	(799)	10,891
Hurco Companies, Inc.	16,735	63	17,861	56	11,707	(8,212)	--
Hwacheon Machine Tool Co. Ltd.	11,663	--	--	213	--	(1,393)	10,270
Hyster-Yale Materials Handling Class A	15,417	1,786	831	267	709	(1,824)	15,257
Hyster-Yale Materials Handling Class B	21,967	--	--	377	--	(1,581)	20,386
I-Sheng Electric Wire & Cable Co. Ltd.	17,852	--	--	1,044	--	(357)	17,495
IA Group Corp.	3,759	--	192	119	32	388	3,987
ICT Automatisering NV	9,019	--	1,872	175	474	1,061	8,682
IDIS Holdings Co. Ltd.	9,322	--	--	93	--	844	10,166
Ihara Science Corp.	20,475	--	1,311	375	975	(164)	19,975
Indra Sistemas SA	212,977	--	12,135	--	(4,348)	(40,381)	156,113
InfoVine Co. Ltd.	4,250	--	--	147	--	(541)	3,709
Intage Holdings, Inc.	35,728	--	2,241	564	1,507	(750)	34,244
Intelligent Digital Integrated Security Co. Ltd.	6,509	--	--	140	--	628	7,137
INTOPS Co. Ltd.	18,044	--	--	263	--	(4,020)	14,024
INZI Controls Co. Ltd.	6,917	--	--	176	--	490	7,407
Isra Vision AG	65,170	--	27,568	195	24,859	14,448	76,909
Jaya Holdings Ltd.	206	--	--	--	(24)	(113)	69
JLM Couture, Inc.	511	--	31	--	(11)	798	1,267
Jorudan Co. Ltd.	4,478	--	331	47	82	(163)	4,066
Jumbo SA	176,166	--	8,644	3,722	6,737	(13,617)	160,642
Kingboard Chemical Holdings Ltd.	370,346	--	32,877	15,860	24,580	(97,041)	265,008
Know IT AB	24,210	--	2,074	651	1,079	4,333	27,548
Kohsoku Corp.	18,103	--	997	410	558	3,579	21,243
Kondotec, Inc.	14,958	--	720	316	588	(497)	14,329
Korea Electric Terminal Co. Ltd.	44,065	--	--	375	--	(15,084)	28,981
KSK Co., Ltd.	7,360	--	420	211	286	1,325	8,551
Kwang Dong Pharmaceutical Co. Ltd.	23,334	--	--	192	--	(2,453)	20,881
Kyeryong Construction Industrial Co. Ltd.	11,076	--	280	--	(20)	2,621	13,397
Maruzen Co. Ltd.	27,369	--	1,699	355	1,386	4,350	31,406
Mega First Corp. Bhd	29,328	--	--	318	--	(851)	28,477
Mega First Corp. Bhd warrants 4/8/20	1,794	--	43	--	43	(224)	--
Mesa Laboratories, Inc.	34,239	--	19,351	145	17,943	(5,521)	--
Metro, Inc. Class A (sub. vtg.)	876,121	--	38,601	11,655	36,447	(42,452)	831,515
Michang Oil Industrial Co. Ltd.	13,913	--	--	230	--	(1,356)	12,557
Mitani Sekisan Co. Ltd.	36,788	--	1,729	294	1,391	(317)	36,133
Motonic Corp.	28,729	--	--	883	--	(2,460)	26,269
Mr. Bricolage SA	16,992	--	768	509	258	(3,247)	13,235
Muhak Co. Ltd.	56,738	--	--	760	--	(18,651)	38,087
Murakami Corp.	17,692	--	1,131	237	956	3,833	21,350
Muramoto Electronic Thailand PCL (For. Reg.)	9,120	--	717	298	74	(1,461)	7,016
Murphy Oil Corp.	209,012	91,767	11,932	8,707	5,119	68,868	362,834
Nac Co. Ltd.	8,739	--	5,396	96	(5,141)	4,866	--
Nadex Co. Ltd.	6,782	--	462	316	316	813	7,449
Nafco Co. Ltd.	32,256	--	1,611	620	668	481	31,794
Nakayamafuku Co. Ltd.	7,504	--	2,087	187	(384)	(240)	--
ND Software Co. Ltd.	13,121	--	648	202	321	132	12,926
Next PLC	720,096	--	75,390	43,815	48,769	296,200	989,675
NICE Total Cash Management Co., Ltd.	12,891	--	4,227	117	3,271	124	--
Nippo Ltd.	2,397	--	178	25	66	686	2,971
Nucleus Software Exports Ltd.	9,766	--	9,099	90	5,213	(2,846)	--
Nutraceutical International Corp.	41,542	--	41,542	--	27,850	(27,850)	--
Origin Enterprises PLC	75,152	--	3,245	2,387	665	(7,598)	64,974
P&F Industries, Inc. Class A	1,986	62	119	65	29	725	2,683
Parker Corp.	12,168	--	678	187	505	(1,035)	10,960
Piolax, Inc.	72,133	--	3,355	938	3,114	(11,615)	60,277
Prim SA	19,681	--	914	829	297	2,950	22,014
Qol Co. Ltd.	31,384	--	1,761	437	1,242	(450)	--
RenaissanceRe Holdings Ltd.	326,272	--	73,384	2,308	62,131	(92,710)	--
Roadrunner Transportation Systems, Inc.	26,420	--	2,118	--	(2,651)	(14,740)	6,911
Rocky Mountain Chocolate Factory, Inc.	5,440	--	251	215	67	(775)	4,481
S&T Holdings Co. Ltd.	12,660	--	--	131	--	(2,604)	10,056
Sakai Moving Service Co. Ltd.	59,548	--	7,910	461	6,186	(656)	57,168
Samsung Climate Control Co. Ltd.	5,669	--	--	39	--	(865)	4,804
Sanei Architecture Planning Co. Ltd.	22,654	--	1,251	458	866	(863)	21,406
Sarantis SA	30,582	--	1,601	560	1,103	2,700	32,784
ScanSource, Inc.	87,029	7,946	6,637	--	3,457	1,364	93,159
Seagate Technology LLC	842,744	2,218	391,238	59,484	296,575	230,426	979,279
Select Harvests Ltd.	18,238	175	3,941	178	(474)	3,430	--
Senshu Electric Co. Ltd.	18,882	--	1,231	370	805	8,315	26,771
Servotronics, Inc.	1,623	--	627	18	61	47	--
Sewon Precision Industries Co. Ltd.	7,366	--	--	37	--	(2,741)	4,625
Shibaura Electronics Co. Ltd.	22,486	--	1,841	398	1,445	4,404	26,494
ShoLodge, Inc.	--	--	--	--	(4,783)	4,783	--
Sigmatron International, Inc.	2,108	--	766	--	196	(345)	--
Sinwa Ltd.	3,473	--	175	156	70	78	3,446
SJM Co. Ltd.	6,651	--	--	130	--	(2,339)	4,312
SJM Holdings Co. Ltd.	6,082	--	163	207	(14)	(1,399)	4,506
Societe Pour L'Informatique Industrielle SA	46,192	--	2,334	210	1,919	2,670	48,447
Soken Chemical & Engineer Co. Ltd.	9,827	--	744	395	388	2,680	12,151
SPK Corp.	7,050	--	344	139	206	(784)	--
Sportscene Group, Inc. Class A	1,827	--	95	65	72	235	2,039
Step Co. Ltd.	14,962	--	808	317	596	810	15,560
Strattec Security Corp.	11,271	1,437	599	182	246	(1,035)	11,320
Strongco Corp.	943	--	64	--	(59)	617	1,437
Sun Hing Vision Group Holdings Ltd.	8,362	--	398	663	72	(1,062)	6,974
Sunjin Co. Ltd.	27,026	8,073	--	--	--	(5,533)	29,566
SYNNEX Corp.	336,853	--	16,399	3,713	14,300	(74,203)	260,551
T&K Toka Co. Ltd.	15,676	--	998	387	590	233	15,501
Techno Smart Corp.	9,054	--	2,623	136	1,469	(2,251)	--
The Buckle, Inc.	80,756	--	4,636	12,670	(808)	32,972	108,284
The Pack Corp.	53,010	--	2,630	639	1,538	(2,291)	49,627
Tocalo Co. Ltd.	31,573	--	2,810	685	1,853	4,361	--
Tohoku Steel Co. Ltd.	9,449	--	605	142	453	(735)	8,562
Tokyo Kisen Co. Ltd.	5,800	--	307	141	202	292	5,987
Tokyo Tekko Co. Ltd.	16,460	--	623	130	65	(3,961)	11,941
Tomen Devices Corp.	12,893	--	1,471	364	52	2,311	13,785
Totech Corp.	17,623	--	1,005	406	827	4,071	21,516
TOW Co. Ltd.	15,331	--	736	405	491	(1,869)	13,217
Trancom Co. Ltd.	44,353	--	2,807	590	2,753	18,439	62,738
Trio-Tech International	1,129	83	146	--	(23)	(5)	1,038
Triple-S Management Corp.	29,777	--	6,823	--	2,373	33,798	59,125
UKC Holdings Corp.	20,506	--	1,857	668	796	6,502	25,947
Unit Corp.	81,511	21,406	4,790	--	(125)	36,140	134,142
Universal Logistics Holdings, Inc.	22,264	275	38,522	388	8,030	7,953	--
Unum Group	801,555	104	45,621	14,586	30,475	(186,766)	599,747
Utah Medical Products, Inc.	25,516	1,232	10,082	382	8,150	2,647	27,463
VSE Corp.	45,427	195	2,038	247	1,528	(8,937)	36,175
VST Holdings Ltd.	33,659	--	4,019	2,234	2,567	32,215	64,422
Watts Co. Ltd.	15,539	--	5,625	144	2,227	(5,799)	--
Wayside Technology Group, Inc.	1,149	3,102	92	88	8	(454)	3,713
Weight Watchers International, Inc.	148,520	--	209,636	--	117,895	32,820	--
Whanin Pharmaceutical Co. Ltd.	30,861	--	--	407	--	2,223	33,084
WIN-Partners Co. Ltd.	33,644	--	1,680	621	1,329	4,358	37,651
Workman Co. Ltd.	70,361	--	12,081	1,069	10,151	22,198	--
Youngone Holdings Co. Ltd.	42,735	--	--	414	--	168	42,903
Yusen Logistics Co. Ltd.	19,570	--	22,774	62	(5,564)	8,768	--
Yutaka Giken Co. Ltd.	29,488	--	1,492	641	1,009	947	29,952
Total	$13,278,657	$218,879	$2,716,164	$349,602	$1,189,231	$105,893	$9,391,906

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$8,037,747	$8,013,256	$--	$24,491
Consumer Staples	3,054,569	3,039,327	10,250	4,992
Energy	1,842,824	1,702,368	140,232	224
Financials	4,117,578	4,069,688	46,984	906
Health Care	5,172,155	5,172,155	--	--
Industrials	2,558,595	2,549,712	8,814	69
Information Technology	6,001,217	5,987,778	13,439	--
Materials	1,316,492	1,306,461	10,031	--
Real Estate	251,182	251,182	--	--
Telecommunication Services	630	630	--	--
Utilities	642,125	642,125	--	--
Corporate Bonds	3,683	--	3,683	--
Money Market Funds	3,648,224	3,648,224	--	--
Total Investments in Securities:	$36,647,021	$36,382,906	$233,433	$30,682

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$95,905
Level 2 to Level 1	$280,941

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.1%
Japan	9.4%
United Kingdom	5.7%
Ireland	4.4%
Canada	4.1%
Netherlands	2.3%
Taiwan	2.0%
Bermuda	1.8%
Cayman Islands	1.7%
Korea (South)	1.5%
Bailiwick of Guernsey	1.2%
India	1.0%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $307,764) — See accompanying schedule: Unaffiliated issuers (cost $10,923,152)	$23,606,891
Fidelity Central Funds (cost $3,647,672)	3,648,224
Other affiliated issuers (cost $4,311,379)	9,391,906
Total Investment in Securities (cost $18,882,203)		$36,647,021
Cash		101
Foreign currency held at value (cost $1,845)		1,845
Receivable for investments sold		80,395
Receivable for fund shares sold		15,241
Dividends receivable		54,867
Interest receivable		159
Distributions receivable from Fidelity Central Funds		5,553
Prepaid expenses		93
Other receivables		2,627
Total assets		36,807,902
Liabilities
Payable for investments purchased	$38,956
Payable for fund shares redeemed	19,179
Accrued management fee	11,388
Other affiliated payables	3,701
Other payables and accrued expenses	5,483
Collateral on securities loaned	319,043
Total liabilities		397,750
Net Assets		$36,410,152
Net Assets consist of:
Paid in capital		$16,569,262
Undistributed net investment income		275,404
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,802,947
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,762,539
Net Assets		$36,410,152
Low-Priced Stock:
Net Asset Value, offering price and redemption price per share ($28,809,459 ÷ 517,656 shares)		$55.65
Class K:
Net Asset Value, offering price and redemption price per share ($7,600,693 ÷ 136,630 shares)		$55.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends (including $349,602 earned from other affiliated issuers)		$740,172
Income from Fidelity Central Funds		60,076
Total income		800,248
Expenses
Management fee
Basic fee	$225,892
Performance adjustment	(46,046)
Transfer agent fees	44,021
Accounting and security lending fees	2,224
Custodian fees and expenses	2,748
Independent trustees' fees and expenses	165
Registration fees	277
Audit	241
Legal	87
Miscellaneous	283
Total expenses before reductions	229,892
Expense reductions	(1,402)
Total expenses after reductions		228,490
Net investment income (loss)		571,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $782)	2,336,158
Fidelity Central Funds	98
Other affiliated issuers	1,189,231
Foreign currency transactions	(582)
Total net realized gain (loss)		3,524,905
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,352)	204,936
Fidelity Central Funds	(57)
Other affiliated issuers	105,893
Assets and liabilities in foreign currencies	(909)
Total change in net unrealized appreciation (depreciation)		309,863
Net gain (loss)		3,834,768
Net increase (decrease) in net assets resulting from operations		$4,406,526

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$571,758	$578,492
Net realized gain (loss)	3,524,905	3,773,347
Change in net unrealized appreciation (depreciation)	309,863	1,136,726
Net increase (decrease) in net assets resulting from operations	4,406,526	5,488,565
Distributions to shareholders from net investment income	(570,162)	(481,686)
Distributions to shareholders from net realized gain	(2,830,480)	(1,425,392)
Total distributions	(3,400,642)	(1,907,078)
Share transactions - net increase (decrease)	(2,815,868)	(5,374,274)
Redemption fees	–	401
Total increase (decrease) in net assets	(1,809,984)	(1,792,386)
Net Assets
Beginning of period	38,220,136	40,012,522
End of period	$36,410,152	$38,220,136
Other Information
Undistributed net investment income end of period	$275,404	$293,208

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.38	$49.57	$52.65	$51.03	$47.84
Income from Investment Operations
Net investment income (loss)A	.80	.74	.59	.52	.53
Net realized and unrealized gain (loss)	5.33	6.47	(1.44)	4.06	5.96
Total from investment operations	6.13	7.21	(.85)	4.58	6.49
Distributions from net investment income	(.79)	(.60)	(.62)	(.52)	(.39)
Distributions from net realized gain	(4.06)	(1.80)	(1.61)	(2.44)	(2.91)
Total distributions	(4.86)B	(2.40)	(2.23)	(2.96)	(3.30)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$55.65	$54.38	$49.57	$52.65	$51.03
Total ReturnD	12.07%	15.17%	(1.48)%	9.32%	14.42%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.67%	.88%	.79%	.82%
Expenses net of fee waivers, if any	.62%	.67%	.88%	.79%	.82%
Expenses net of all reductions	.62%	.67%	.88%	.79%	.82%
Net investment income (loss)	1.48%	1.46%	1.24%	1.02%	1.07%
Supplemental Data
Net assets, end of period (in millions)	$28,809	$28,334	$28,524	$30,150	$30,576
Portfolio turnover rateG,H	11%	8%	9%	9%	12%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.86 per share is comprised of distributions from net investment income of $.793 and distributions from net realized gain of $4.064 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Low-Priced Stock Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.36	$49.56	$52.64	$51.02	$47.83
Income from Investment Operations
Net investment income (loss)A	.85	.79	.64	.57	.58
Net realized and unrealized gain (loss)	5.33	6.46	(1.44)	4.06	5.96
Total from investment operations	6.18	7.25	(.80)	4.63	6.54
Distributions from net investment income	(.84)	(.64)	(.67)	(.57)	(.44)
Distributions from net realized gain	(4.06)	(1.80)	(1.61)	(2.44)	(2.91)
Total distributions	(4.91)B	(2.45)C	(2.28)	(3.01)	(3.35)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$55.63	$54.36	$49.56	$52.64	$51.02
Total ReturnE	12.18%	15.27%	(1.38)%	9.44%	14.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%	.58%	.78%	.69%	.72%
Expenses net of fee waivers, if any	.53%	.58%	.78%	.69%	.72%
Expenses net of all reductions	.53%	.58%	.78%	.69%	.72%
Net investment income (loss)	1.57%	1.56%	1.34%	1.11%	1.17%
Supplemental Data
Net assets, end of period (in millions)	$7,601	$9,886	$11,489	$13,989	$16,198
Portfolio turnover rateH,I	11%	8%	9%	9%	12%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.91 per share is comprised of distributions from net investment income of $.842 and distributions from net realized gain of $4.064 per share.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.644 and distributions from net realized gain of $1.803 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $2,221 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred foreign income corporations, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,671,830
Gross unrealized depreciation	(1,233,048)
Net unrealized appreciation (depreciation)	$17,438,782
Tax Cost	$19,208,240

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$277,633
Undistributed long-term capital gain	$2,128,983
Net unrealized appreciation (depreciation) on securities and other investments	$17,438,552

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$649,155	$ 484,842
Long-term Capital Gains	2,751,487	1,422,236
Total	$3,400,642	$ 1,907,078

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,796,044 and $6,449,979, respectively.

Redemptions In-Kind. During the period, 31,696 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $1,710,031. The net realized gain of $1,005,957 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 11,577 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $587,646. The Fund had a net realized gain of $324,974 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$40,017.14
Class K	4,004.05
	$44,021

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $169 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 8,419 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash, included accrued interest, with a value of $456,638. The Fund had a net realized gain of $254,862 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $15,076. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,783, including $286 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,007 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $393.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Low-Priced Stock	$422,624	$337,211
Class K	147,538	144,475
Total	$570,162	$481,686
From net realized gain
Low-Priced Stock	$2,113,153	$1,020,329
Class K	717,327	405,063
Total	$2,830,480	$1,425,392

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Low-Priced Stock
Shares sold	78,887	35,353	$4,286,318	$1,788,321
Reinvestment of distributions	45,637	25,783	2,359,539	1,255,306
Shares redeemed	(127,919)(a)	(115,449)	(6,976,877)(a)	(5,836,933)
Net increase (decrease)	(3,395)	(54,313)	$(331,020)	$(2,793,306)
Class K
Shares sold	23,375	28,345	$1,267,880	$1,441,213
Reinvestment of distributions	16,747	11,296	864,865	549,537
Shares redeemed	(85,363)(a)	(89,600)(b)	(4,617,593)(a)	(4,571,718)(b)
Net increase (decrease)	(45,241)	(49,959)	$(2,484,848)	$(2,580,968)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Low-Priced Stock	.61%
Actual		$1,000.00	$978.20	$2.99
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Class K	.52%
Actual		$1,000.00	$978.70	$2.55
Hypothetical-C		$1,000.00	$1,022.22	$2.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Low-Priced Stock Fund
Low-Priced Stock	09/17/18	09/14/18	$0.427	$3.311
Class K	09/17/18	09/14/18	$0.457	$3.311

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $2,434,865,294, or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 50% and 35%; Class K designates 47% and 34%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Low-Priced Stock designates 100% and 84%; Class K designates 100% and 81%; of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Low-Priced Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LPS-ANN-0918
1.536378.121

Fidelity® Low-Priced Stock Fund Class K Annual Report July 31, 2018

Contents

Notes to Shareholders
Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Notes to Shareholders

The Board of Trustees approved a change to the fund's investment policies (effective November 7, 2017) that has expanded the definition of “low-priced stocks.” Previously, low-priced stocks were defined as those priced at or below $35 per share. This definition was expanded to include stocks with an earnings yield at or above the median for the Russell 2000® Index, as well as those priced at or below $35 per share. Earnings yield represents a stock’s earnings per share for the most recent 12 months divided by current price per share. We believe the expanded definition better reflects the portfolio managers’ investment process and provides greater flexibility while remaining faithful to the fund name. No changes to the investment process and portfolio characteristics are expected.

During the period, Joel Tillinghast assumed responsibility of the fund's consumer and financials sleeves, succeeding Kathy Buck and Justin Bennett, respectively.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	12.18%	9.84%	10.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock Fund - Class K on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$27,358	Fidelity® Low-Priced Stock Fund - Class K
$26,870	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Joel Tillinghast:  For the fiscal year, the fund's share classes gained roughly 12%, trailing the 18.73% advance of the benchmark Russell 2000® Index. The fund underperformed its benchmark in large part because the stocks that were largely in favor the past year – high-growth equities with elevated valuations – are not a focus of our investment approach, which seeks to own high-quality companies with stable earnings-growth prospects that we believe are mispriced. As a result, stock choices in several sectors, including financials, consumer staples, information technology and health care, detracted from our relative result. By industry, software & services and insurance hurt most, as did positioning in pharmaceuticals, biotechnology & life sciences. A non-benchmark position in electronics component manufacturer Hon Hai Precision Industry (-28%) was the fund’s biggest relative detractor. The stock was pressured by weaker-than-expected sales of Apple’s newly launched high-end smartphones, which impacted Hon Hai’s production. Shares in non-benchmark Unum Group (-19%) suffered from weakening financial trends in its long-term-care business. The fund's sizable allocation to cash – at 10% of assets, on average – amid a rising equity market also hindered our relative result. Our foreign holdings, which represented roughly a third of the fund’s assets this period, also detracted, in part due to the strength of the U.S. dollar. Conversely, a significant underweighting in the weak real estate sector boosted relative performance, as did stock selection in retailing and energy. The fund’s top relative contributors were non-benchmark positions in disk-drive maker Seagate Technology and discount retailer Ross Stores. All of the stocks mentioned were sizable fund holdings.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
UnitedHealth Group, Inc.	6.2
Ross Stores, Inc.	3.2
Best Buy Co., Inc.	2.8
Next PLC	2.7
Seagate Technology LLC	2.7
Metro, Inc. Class A (sub. vtg.)	2.3
Aetna, Inc.	2.2
Unum Group	1.7
ANSYS, Inc.	1.7
Amgen, Inc.	1.6
27.1

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Consumer Discretionary	22.1
Information Technology	16.5
Health Care	14.2
Financials	11.3
Consumer Staples	8.4

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	90.7%
Short-Term Investments and Net Other Assets (Liabilities)	9.3%

 * Foreign investments - 40.9%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 90.6%
	Shares	Value (000s)
CONSUMER DISCRETIONARY - 22.1%
Auto Components - 1.2%
Adient PLC	499,082	$23,771
ASTI Corp. (a)(b)	181,200	3,940
Autoliv, Inc. (a)	17,500	1,793
Cooper Tire & Rubber Co.	1,297,832	37,053
ElringKlinger AG (a)	698,718	8,865
G-Tekt Corp.	73,100	1,266
Gentex Corp.	2,537,679	58,874
GUD Holdings Ltd.	295,435	3,117
Hi-Lex Corp.	1,367,200	33,968
INFAC Corp.	325,139	1,314
INZI Controls Co. Ltd. (b)	1,516,000	7,407
Lear Corp.	19,173	3,454
Motonic Corp. (b)	3,250,000	26,269
Murakami Corp. (b)	782,700	21,350
Nippon Seiki Co. Ltd.	2,639,800	55,197
Piolax, Inc. (b)	2,486,100	60,277
S&T Holdings Co. Ltd. (b)	885,108	10,056
Samsung Climate Control Co. Ltd. (b)	499,950	4,804
Sewon Precision Industries Co. Ltd. (b)	500,000	4,625
SJM Co. Ltd. (b)	1,282,000	4,312
SJM Holdings Co. Ltd. (b)	1,291,382	4,506
Strattec Security Corp. (b)	343,035	11,320
Sungwoo Hitech Co. Ltd.	2,518,110	10,312
TBK Co. Ltd.	925,900	4,240
Yachiyo Industry Co. Ltd.	896,600	10,280
Yutaka Giken Co. Ltd. (b)	1,228,100	29,952
		442,322
Distributors - 0.2%
Central Automotive Products Ltd.	75,400	1,227
Chori Co. Ltd.	430,500	7,989
Nakayamafuku Co. Ltd.	748,500	4,793
PALTAC Corp.	121,100	6,390
SPK Corp.	253,600	6,128
Uni-Select, Inc.	1,647,187	27,427
		53,954
Diversified Consumer Services - 0.3%
Clip Corp. (b)	272,000	2,255
Cross-Harbour Holdings Ltd.	2,321,000	3,903
Estacio Participacoes SA	407,600	2,818
ServiceMaster Global Holdings, Inc. (c)	184,559	10,518
Shingakukai Holdings Co. Ltd.	99,900	532
Step Co. Ltd. (b)	1,077,300	15,560
Weight Watchers International, Inc. (c)	1,000,774	89,599
		125,185
Hotels, Restaurants & Leisure - 0.3%
Ark Restaurants Corp.	157,407	3,542
Bluegreen Vacations Corp.	218,433	5,616
Brinker International, Inc.	22,714	1,071
Flanigans Enterprises, Inc.	89,612	2,626
Greggs PLC	499,482	6,910
Hiday Hidaka Corp. (b)	1,845,300	39,244
Ibersol SGPS SA	912,355	10,669
Koshidaka Holdings Co. Ltd.	294,120	3,383
Kura Corp. Ltd.	10,000	603
Sportscene Group, Inc. Class A (b)	331,600	2,039
St. Marc Holdings Co. Ltd.	400,300	9,734
Texas Roadhouse, Inc. Class A	93,513	5,876
The Monogatari Corp.	79,900	7,360
The Restaurant Group PLC	6,498,637	22,604
TORIDOLL Holdings Corp.	74,900	1,662
Wyndham Destinations, Inc.	25,009	1,153
Wyndham Hotels & Resorts, Inc.	25,009	1,451
		125,543
Household Durables - 3.3%
Abbey PLC (b)	1,775,890	31,773
Barratt Developments PLC (b)	72,241,313	506,341
Bellway PLC	3,914,975	149,893
D.R. Horton, Inc.	2,866,806	125,279
Dorel Industries, Inc. Class B (sub. vtg.)	2,585,365	47,401
Emak SpA	4,388,097	6,199
First Juken Co. Ltd. (b)	1,400,500	17,548
Flexsteel Industries, Inc.	27,826	997
Hamilton Beach Brands Holding Co.:
Class A	176,552	4,484
Class B	183,780	4,668
Helen of Troy Ltd. (b)(c)	1,680,238	192,471
Henry Boot PLC	2,949,666	10,144
Iida Group Holdings Co. Ltd.	186,300	3,647
M/I Homes, Inc. (c)	25,382	656
Meritage Homes Corp. (c)	20,965	905
P&F Industries, Inc. Class A (b)	322,495	2,683
PulteGroup, Inc.	101,806	2,900
Q.E.P. Co., Inc.	30,058	956
Sanei Architecture Planning Co. Ltd. (b)	1,210,700	21,406
Stanley Furniture Co., Inc. (c)	150,671	98
Taylor Morrison Home Corp. (c)	210,457	4,110
Token Corp.	623,700	47,970
Toll Brothers, Inc.	94,819	3,343
Tupperware Brands Corp.	29,354	1,078
		1,186,950
Internet & Direct Marketing Retail - 0.3%
Belluna Co. Ltd. (b)	6,985,900	81,345
Liberty Interactive Corp. QVC Group Series A (c)	854,888	18,201
		99,546
Leisure Products - 0.2%
Accell Group NV (b)	1,757,314	36,577
Amer Group PLC (A Shares)	118,243	3,795
Brunswick Corp.	119,700	7,697
Fenix Outdoor AB Class B (c)(d)	32,298	0
Kabe Husvagnar AB (B Shares)	277,074	5,184
Mars Engineering Corp.	500,000	10,835
Miroku Corp.	140,500	2,586
		66,674
Media - 1.1%
Comcast Corp. Class A	2,644,653	94,626
Corus Entertainment, Inc. Class B (non-vtg.) (a)	585,765	1,828
Discovery Communications, Inc.:
Class A (a)(c)	2,645,227	70,310
Class C (non-vtg.) (c)	499,061	12,252
DISH Network Corp. Class A (c)	109,980	3,471
Entercom Communications Corp. Class A	50,107	378
Gannett Co., Inc.	1,076,384	11,377
Harte-Hanks, Inc. (c)	74,105	750
Hyundai HCN	2,723,979	10,153
Informa PLC	451,363	4,677
Intage Holdings, Inc. (b)	3,306,600	34,244
Ipsos SA	8,810	295
KK Culture Holdings Ltd. (c)	8,087,000	1,690
MSG Network, Inc. Class A (c)	288,809	6,801
Multiplus SA	536,800	3,962
Pico Far East Holdings Ltd.	18,538,000	7,676
Proto Corp.	235,200	2,890
RKB Mainichi Broadcasting Corp.	42,400	2,378
Saga Communications, Inc. Class A	397,449	15,043
Sky Network Television Ltd.	5,847,362	10,801
STW Group Ltd.	4,100,892	2,803
Tegna, Inc.	1,174,466	12,954
Television Broadcasts Ltd.	1,962,100	6,087
TOW Co. Ltd. (b)	1,831,300	13,217
TVA Group, Inc. Class B (non-vtg.) (c)	3,091,099	7,105
Twenty-First Century Fox, Inc. Class A	418,527	18,834
Viacom, Inc. Class B (non-vtg.)	1,216,553	35,341
WOWOW INC.	184,400	5,582
		397,525
Multiline Retail - 2.9%
Big Lots, Inc. (a)	140,068	6,083
Lifestyle China Group Ltd. (c)	24,958,500	10,144
Lifestyle International Holdings Ltd.	25,000,000	49,688
Next PLC (b)	12,702,310	989,675
Nordstrom, Inc.	79,448	4,164
Watts Co. Ltd.	648,800	6,342
		1,066,096
Specialty Retail - 10.9%
Aaron's, Inc. Class A	65,395	2,832
Abercrombie & Fitch Co. Class A	2,750,080	65,149
AT-Group Co. Ltd.	1,095,100	27,795
AutoCanada, Inc.	199,959	2,223
AutoNation, Inc. (c)	78,859	3,827
AutoZone, Inc. (c)	730,209	515,184
Bed Bath & Beyond, Inc.	2,068,796	38,749
Best Buy Co., Inc.	13,484,839	1,011,767
BMTC Group, Inc. (b)	3,634,497	42,943
Bonia Corp. Bhd	2,503,000	268
Buffalo Co. Ltd.	93,200	791
Burlington Stores, Inc. (c)	37,468	5,725
Cars.com, Inc. (c)	434,702	12,332
Cash Converters International Ltd. (c)	22,077,204	5,495
Chico's FAS, Inc.	634,386	5,519
Delek Automotive Systems Ltd.	737,100	3,894
DSW, Inc. Class A	203,875	5,594
Dunelm Group PLC	650,011	4,475
Ff Group (b)(c)(d)	4,363,428	24,491
Formosa Optical Technology Co. Ltd.	1,362,000	2,761
Fourlis Holdings SA	200,431	1,352
Francesca's Holdings Corp. (c)	299,858	2,441
GameStop Corp. Class A (a)	3,030,465	43,669
Genesco, Inc. (c)	599,091	24,383
GNC Holdings, Inc. Class A (c)	949,973	3,021
Goldlion Holdings Ltd.	21,953,000	9,090
Guess?, Inc. (b)	4,938,084	111,897
Hour Glass Ltd.	8,339,600	3,951
IA Group Corp. (b)	117,640	3,987
JB Hi-Fi Ltd. (a)	106,044	1,879
John David Group PLC	7,906,780	48,559
Jumbo SA (b)	10,027,525	160,642
K's Holdings Corp.	4,790,300	53,852
Ku Holdings Co. Ltd.	850,600	7,143
Le Chateau, Inc. Class B (sub. vtg.) (c)	620,700	143
Leon's Furniture Ltd.	186,348	2,620
Lewis Group Ltd.	1,077,376	2,446
Mr. Bricolage SA (b)	860,713	13,235
Murphy U.S.A., Inc. (c)	46,567	3,690
Nafco Co. Ltd. (b)	1,938,400	31,794
Ross Stores, Inc.	13,400,498	1,171,606
Sacs Bar Holdings, Inc.	199,900	1,734
Sally Beauty Holdings, Inc. (c)	2,431,153	40,090
Second Chance Properties Ltd. warrants 1/23/20 (c)	1,941,600	6
Sonic Automotive, Inc. Class A (sub. vtg.)	1,098,619	22,357
The Buckle, Inc. (a)(b)	4,502,441	108,284
The Children's Place Retail Stores, Inc.	30,939	3,802
Urban Outfitters, Inc. (c)	2,350,151	104,347
USS Co. Ltd.	5,147,400	97,410
Vitamin Shoppe, Inc. (c)	873,939	7,297
Williams-Sonoma, Inc. (a)	354,771	20,751
Workman Co. Ltd.	2,022,700	90,629
		3,979,921
Textiles, Apparel & Luxury Goods - 1.4%
Best Pacific International Holdings Ltd.	4,818,000	1,780
Deckers Outdoor Corp. (c)	33,000	3,723
Embry Holdings Ltd.	2,161,000	727
Emerald Expositions Events, Inc.	128,392	2,478
Fossil Group, Inc. (b)(c)	4,138,034	108,416
Gildan Activewear, Inc.	6,895,942	177,640
Handsome Co. Ltd. (b)	2,000,000	67,806
JLM Couture, Inc. (b)(c)	160,355	1,267
Makalot Industrial Co. Ltd.	906,000	4,029
McRae Industries, Inc.	24,161	725
Michael Kors Holdings Ltd. (c)	76,284	5,090
Oxford Industries, Inc.	24,123	2,222
Portico International Holdings (c)	10,198,500	5,314
Steven Madden Ltd.	155,407	8,400
Sun Hing Vision Group Holdings Ltd. (b)	19,833,000	6,974
Texwinca Holdings Ltd.	48,936,000	21,572
Victory City International Holdings Ltd. (c)	90,567,225	1,454
Wolverine World Wide, Inc.	120,185	4,252
Youngone Corp.	500,000	13,561
Youngone Holdings Co. Ltd. (b)	889,600	42,903
Yue Yuen Industrial (Holdings) Ltd.	5,095,500	13,698
		494,031

TOTAL CONSUMER DISCRETIONARY		8,037,747

CONSUMER STAPLES - 8.4%
Beverages - 1.6%
A.G. Barr PLC	3,076,444	27,337
Baron de Ley SA (c)	129,900	16,861
Britvic PLC	6,452,327	68,091
C&C Group PLC	1,890,226	7,604
Jinro Distillers Co. Ltd.	47,081	1,294
Monster Beverage Corp. (c)	6,712,002	402,854
Muhak Co. Ltd. (b)	2,799,256	38,087
Olvi PLC (A Shares)	99,277	3,738
Spritzer Bhd	5,120,400	3,023
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	2,799,936	7,473
		576,362
Food & Staples Retailing - 5.0%
Amsterdam Commodities NV	139,172	3,263
Aoki Super Co. Ltd.	225,000	2,652
Australasian Foods Holdco Pty Ltd. (c)(d)	3,481,102	2,328
Belc Co. Ltd. (b)	1,650,600	79,124
Casey's General Stores, Inc.	18,000	1,969
Cosmos Pharmaceutical Corp.	999,900	219,895
Create SD Holdings Co. Ltd. (b)	5,347,100	132,942
Daikokutenbussan Co. Ltd.	548,800	24,295
Dong Suh Companies, Inc.	1,100,000	25,192
Genky DrugStores Co. Ltd.	733,600	25,358
Halows Co. Ltd. (b)	1,292,700	29,828
Kirindo Holdings Co. Ltd.	151,200	3,067
Kroger Co.	1,840,934	53,387
Kusuri No Aoki Holdings Co. Ltd.	745,800	54,694
Majestic Wine PLC	1,796,432	10,563
McColl's Retail Group PLC	1,446,367	2,848
Medical System Network Co. Ltd.	69,500	283
Metro, Inc. Class A (sub. vtg.) (b)	24,662,015	831,515
North West Co., Inc.	111,752	2,553
Performance Food Group Co. (c)	196,165	7,033
Qol Co. Ltd.	1,852,300	30,415
Retail Partners Co. Ltd.	440,200	6,016
Sligro Food Group NV (a)	350,919	14,526
Sundrug Co. Ltd.	3,048,000	121,849
Tesco PLC	3,001,515	10,250
Thai President Foods PCL	512,288	2,387
Total Produce PLC	8,923,590	23,165
United Natural Foods, Inc. (c)	1,247,519	40,170
Valor Holdings Co. Ltd.	488,000	10,466
Walgreens Boots Alliance, Inc.	27,852	1,883
Walmart, Inc.	33,935	3,028
Yaoko Co. Ltd.	948,100	49,010
		1,825,954
Food Products - 1.6%
Aryzta AG (a)	850,479	12,029
Carr's Group PLC	2,230,900	4,334
Cranswick PLC	450,611	19,364
Dean Foods Co.	196,383	1,928
Devro PLC	1,450,246	3,746
Food Empire Holdings Ltd. (b)	39,079,200	17,941
Fresh Del Monte Produce, Inc. (b)	4,812,249	174,685
Hilton Food Group PLC	666,255	8,360
Inghams Group Ltd. (a)	1,677,688	4,574
Ingredion, Inc.	22,634	2,293
Japan Meat Co. Ltd.	167,800	3,165
Kaveri Seed Co. Ltd.	82,484	736
Mitsui Sugar Co. Ltd.	351,300	10,651
Nam Yang Dairy Products	10,500	6,045
Natori Co. Ltd.	49,900	826
Origin Enterprises PLC (b)	9,199,309	64,974
Pacific Andes International Holdings Ltd. (c)(d)	106,378,500	989
Pacific Andes Resources Development Ltd. (c)(d)	207,240,893	1,675
Pickles Corp.	99,600	1,980
Rocky Mountain Chocolate Factory, Inc. (b)	436,321	4,481
S Foods, Inc.	402,100	15,769
Seaboard Corp.	39,475	143,610
Select Harvests Ltd. (a)	3,909,740	17,428
Sunjin Co. Ltd. (b)(c)	2,376,955	29,566
The Hain Celestial Group, Inc. (c)	300,527	8,547
Want Want China Holdings Ltd.	13,499,000	11,162
		570,858
Household Products - 0.0%
Central Garden & Pet Co. Class A (non-vtg.) (c)	87,630	3,516
Personal Products - 0.1%
Grape King Bio Ltd.	1,748,000	13,433
Natural Alternatives International, Inc. (c)	131,621	1,336
Sarantis SA (b)	4,005,208	32,784
		47,553
Tobacco - 0.1%
Karelia Tobacco Co., Inc.	1,610	520
Scandinavian Tobacco Group A/S (e)	1,775,731	28,896
		29,416

TOTAL CONSUMER STAPLES		3,053,659

ENERGY - 5.0%
Energy Equipment & Services - 1.6%
AKITA Drilling Ltd. Class A (non-vtg.)	1,472,682	5,513
Bristow Group, Inc. (b)(c)	2,147,436	30,021
Carbo Ceramics, Inc. (c)	970,992	9,059
Cathedral Energy Services Ltd. (c)	1,326,950	1,193
Diamond Offshore Drilling, Inc. (a)(c)	4,250,530	81,610
Divestco, Inc. (c)	2,899,000	178
Dril-Quip, Inc. (c)	195,745	10,091
Ensco PLC Class A	11,026,797	81,929
Fugro NV (Certificaten Van Aandelen) (a)(c)	1,321,088	19,055
Geospace Technologies Corp. (b)(c)	1,148,900	16,165
Gulf Island Fabrication, Inc.	59,879	542
GulfMark Offshore, Inc. warrants 11/14/24 (c)	76,904	192
John Wood Group PLC	683,959	5,833
Liberty Oilfield Services, Inc. Class A (a)	1,500,783	29,415
National Oilwell Varco, Inc.	249,728	12,142
Oceaneering International, Inc.	399,941	10,942
Oil States International, Inc. (c)	2,315,809	80,822
PHX Energy Services Corp. (c)	1,369,526	2,148
RigNet, Inc. (c)	65,049	800
Shinko Plantech Co. Ltd.	1,174,900	11,085
Smart Sand, Inc. (c)	125,008	725
Solstad Offshore ASA (a)(c)	2,067,803	1,557
Total Energy Services, Inc.	2,054,043	17,369
Transocean Ltd. (United States) (a)(c)	2,885,654	37,138
Unit Corp. (b)(c)	5,387,244	134,142
		599,666
Oil, Gas & Consumable Fuels - 3.4%
Adams Resources & Energy, Inc.	136,169	5,447
Andeavor	1,123,672	168,618
Beach Energy Ltd.	15,782,560	22,396
Bonavista Energy Corp.	278,447	334
Chevron Corp.	199,965	25,250
CNX Resources Corp. (c)	293,265	4,774
ConocoPhillips Co.	873,295	63,026
CONSOL Energy, Inc. (c)	48,446	2,017
Contango Oil & Gas Co. (b)(c)	2,599,689	14,584
Denbury Resources, Inc. (c)	5,743,600	25,904
Eni SpA	7,285,345	140,232
Fuji Kosan Co. Ltd. (b)	637,500	3,729
Great Eastern Shipping Co. Ltd.	5,100,000	22,494
Hankook Shell Oil Co. Ltd.	49,000	15,468
International Seaways, Inc. (c)	23,313	508
KyungDong City Gas Co. Ltd.	208,063	8,241
Kyungdong Invest Co. Ltd.	84,315	3,673
Marathon Oil Corp.	3,736,234	78,909
Marathon Petroleum Corp.	136,564	11,038
Michang Oil Industrial Co. Ltd. (b)	173,900	12,557
Murphy Oil Corp. (b)	10,909,025	362,834
NACCO Industries, Inc. Class A	176,552	5,826
Newfield Exploration Co. (c)	378,210	10,862
QEP Resources, Inc. (c)	1,697,069	17,633
Reliance Industries Ltd.	162,800	2,820
Southwestern Energy Co. (c)	12,800,316	65,794
Star Petroleum Refining PCL	7,445,700	3,267
Thai Oil PCL (For. Reg.)	371,400	896
Whitecap Resources, Inc.	456,136	3,012
Whiting Petroleum Corp. (c)	1,398,961	69,458
World Fuel Services Corp.	1,864,425	51,887
WPX Energy, Inc. (c)	1,036,018	19,446
		1,242,934

TOTAL ENERGY		1,842,600

FINANCIALS - 11.3%
Banks - 1.1%
ACNB Corp.	94,455	3,240
Associated Banc-Corp.	175,888	4,749
BancFirst Corp.	65,670	4,078
Bank Ireland Group PLC	11,458,526	98,349
Bank of America Corp.	125,951	3,889
Boston Private Financial Holdings, Inc.	192,787	2,776
Camden National Corp.	55,435	2,556
Cathay General Bancorp	625,752	26,025
Central Pacific Financial Corp.	147,641	4,069
Codorus Valley Bancorp, Inc. (b)	624,297	19,497
Cullen/Frost Bankers, Inc.	79,615	8,797
Dah Sing Banking Group Ltd.	1,713,200	3,636
Dimeco, Inc.	36,256	1,504
East West Bancorp, Inc.	26,000	1,683
First Bancorp, Puerto Rico (c)	4,650,140	38,224
First Citizen Bancshares, Inc.	8,884	3,614
First Hawaiian, Inc.	452,374	12,784
Hanmi Financial Corp.	49,905	1,250
Hope Bancorp, Inc.	798,410	13,397
Huntington Bancshares, Inc.	263,871	4,074
KeyCorp	148,277	3,095
LCNB Corp.	141,217	2,627
Meridian Bank/Malvern, PA (c)	148,930	2,593
Northrim Bancorp, Inc.	114,636	4,620
OFG Bancorp	435,546	7,252
Peoples Bancorp, Inc.	52,121	1,888
PNC Financial Services Group, Inc.	27,404	3,969
Popular, Inc.	34,800	1,727
Regions Financial Corp.	203,911	3,795
SpareBank 1 SR-Bank ASA (primary capital certificate)	1,233,555	13,702
Sparebanken More (primary capital certificate)	208,532	6,954
Sparebanken Nord-Norge	2,315,482	17,600
Umpqua Holdings Corp.	125,800	2,680
Van Lanschot NV (Bearer)	1,062,198	29,313
Wells Fargo & Co.	841,197	48,192
		408,198
Capital Markets - 0.5%
AllianceBernstein Holding LP	700,127	21,144
Ameriprise Financial, Inc.	13,730	2,000
Ares Capital Corp.	200,000	3,370
Banca Generali SpA	129,514	3,495
Close Brothers Group PLC	138,145	2,879
Cowen Group, Inc. Class A (a)(c)	408,471	6,413
Franklin Resources, Inc.	1,082,698	37,158
GAMCO Investors, Inc. Class A	107,994	2,645
Hamilton Lane, Inc. Class A	91,919	4,501
Invesco Ltd.	108,593	2,931
Lazard Ltd. Class A	352,724	19,153
OM Asset Management Ltd.	204,456	2,913
State Street Corp.	172,431	15,227
Tullett Prebon PLC	709,958	2,609
Waddell & Reed Financial, Inc. Class A	2,470,604	51,166
		177,604
Consumer Finance - 1.3%
Aeon Credit Service (Asia) Co. Ltd.	12,750,000	10,802
American Express Co.	37,528	3,735
Discover Financial Services	563,749	40,257
H&T Group PLC	538,783	2,235
Navient Corp.	1,126,615	14,883
Nicholas Financial, Inc. (c)	359,572	3,308
OneMain Holdings, Inc. (c)	685,356	22,788
Santander Consumer U.S.A. Holdings, Inc.	9,040,082	173,931
Synchrony Financial	6,694,447	193,737
		465,676
Diversified Financial Services - 0.2%
AXA Equitable Holdings, Inc.	2,195,561	48,280
Far East Horizon Ltd.	2,513,000	2,420
Newship Ltd. (c)(d)	2,500	906
Ricoh Leasing Co. Ltd.	765,600	24,992
		76,598
Insurance - 7.3%
AEGON NV	45,707,932	301,557
AFLAC, Inc.	654,832	30,476
Allstate Corp.	40,170	3,821
April	2,187,623	34,790
ASR Nederland NV	556,991	24,945
Assurant, Inc.	2,400,088	264,730
Aub Group Ltd.	246,187	2,398
Axis Capital Holdings Ltd.	1,600,497	90,524
CNO Financial Group, Inc.	186,864	3,803
Employers Holdings, Inc.	92,040	4,275
FBD Holdings PLC	145,047	1,755
First American Financial Corp.	109,261	6,119
Great-West Lifeco, Inc.	46,294	1,144
Hartford Financial Services Group, Inc.	1,896,469	99,944
Hiscox Ltd.	240,081	5,036
Hyundai Fire & Marine Insurance Co. Ltd.	114,734	3,776
Investors Title Co.	7,423	1,421
Lincoln National Corp.	4,474,622	304,722
MetLife, Inc.	10,559,047	482,971
National Western Life Group, Inc.	132,121	42,807
NN Group NV	1,151,464	50,923
Primerica, Inc.	123,713	14,202
Principal Financial Group, Inc.	53,703	3,119
RenaissanceRe Holdings Ltd.	1,686,076	222,309
Sony Financial Holdings, Inc.	2,445,000	46,984
The Travelers Companies, Inc.	28,419	3,698
Torchmark Corp.	89,244	7,860
Universal Insurance Holdings, Inc.	45,491	2,020
Unum Group (b)	15,095,575	599,747
WMI Holdings Corp. (c)	385,255	524
		2,662,400
Mortgage Real Estate Investment Trusts - 0.5%
Annaly Capital Management, Inc.	14,680,820	157,378
MFA Financial, Inc.	277,769	2,236
New Residential Investment Corp.	24,468	438
Redwood Trust, Inc.	481,349	8,091
		168,143
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	333,800	1,914
Genworth MI Canada, Inc.	4,000,817	140,829
Genworth Mortgage Insurance Ltd.	6,179,851	12,351
Meridian Bancorp, Inc. Maryland	211,193	3,865
		158,959

TOTAL FINANCIALS		4,117,578

HEALTH CARE - 14.2%
Biotechnology - 1.6%
Amgen, Inc.	2,860,423	562,216
Celgene Corp. (c)	9,789	882
Gilead Sciences, Inc.	193,052	15,025
United Therapeutics Corp. (c)	37,343	4,590
		582,713
Health Care Equipment & Supplies - 0.8%
Apex Biotechnology Corp.	1,200,000	1,099
Arts Optical International Holdings Ltd. (b)	22,612,000	5,935
Boston Scientific Corp. (c)	252,681	8,493
Hoshiiryou Sanki Co. Ltd. (b)	298,464	10,891
Huvitz Co. Ltd.	25,000	272
LivaNova PLC (c)	64,834	7,140
Microlife Corp.	3,683,500	10,323
Nakanishi, Inc.	974,700	20,354
Pacific Hospital Supply Co. Ltd.	1,454,000	3,148
Prim SA (b)	1,437,100	22,014
ResMed, Inc.	76,907	8,135
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	928,000	709
St.Shine Optical Co. Ltd.	2,000,000	44,014
Supermax Corp. Bhd	10,000,000	10,750
Techno Medica Co. Ltd.	38,800	734
Utah Medical Products, Inc. (b)	283,123	27,463
Zimmer Biomet Holdings, Inc.	800,062	100,424
		281,898
Health Care Providers & Services - 10.6%
Aetna, Inc.	4,166,607	784,947
Anthem, Inc.	1,872,031	473,624
CVS Health Corp.	555,122	36,005
DVx, Inc. (b)	698,000	8,927
Hanger, Inc. (b)(c)	2,494,350	43,651
Hi-Clearance, Inc.	1,489,000	4,864
Humana, Inc.	9,482	2,979
Laboratory Corp. of America Holdings (c)	9,938	1,743
Medica Sur SA de CV	333,308	679
MEDNAX, Inc. (c)	490,950	21,008
Patterson Companies, Inc.	249,574	6,120
Premier, Inc. (c)	143,733	5,376
Quest Diagnostics, Inc.	28,948	3,118
Ship Healthcare Holdings, Inc.	131,400	5,094
Tokai Corp.	342,500	7,495
Triple-S Management Corp. (b)(c)	1,665,016	59,125
Tsukui Corp.	375,300	3,393
United Drug PLC (United Kingdom)	2,506,632	27,637
UnitedHealth Group, Inc.	8,971,989	2,271,890
Universal Health Services, Inc. Class B	612,771	74,819
WIN-Partners Co. Ltd. (b)	2,528,500	37,651
		3,880,145
Health Care Technology - 0.1%
Addlife AB	299,732	7,193
Computer Programs & Systems, Inc. (a)	139,215	4,344
ND Software Co. Ltd. (b)	1,204,400	12,926
		24,463
Pharmaceuticals - 1.1%
Akorn, Inc. (c)	91,905	1,702
Apex Healthcare Bhd	47,600	83
Bliss Gvs Pharma Ltd. (c)	4,600,000	11,547
Bristol-Myers Squibb Co.	45,818	2,692
Daewon Pharmaceutical Co. Ltd. (b)	1,871,384	32,353
Daewoong Co. Ltd.	350,000	4,621
Dawnrays Pharmaceutical Holdings Ltd.	11,111,000	6,342
DongKook Pharmaceutical Co. Ltd. (b)	623,700	35,177
FDC Ltd. (c)	3,141,164	11,049
Fuji Pharma Co. Ltd.	648,700	11,267
Genomma Lab Internacional SA de CV (c)	5,507,300	4,394
Indivior PLC (c)	16,590,396	66,590
Jazz Pharmaceuticals PLC (c)	24,335	4,212
Korea United Pharm, Inc.	239,629	5,144
Kwang Dong Pharmaceutical Co. Ltd. (b)	3,100,000	20,881
Kyung Dong Pharmaceutical Co. Ltd.	960,000	10,432
Lee's Pharmaceutical Holdings Ltd.	5,959,000	6,385
Novo Nordisk A/S Series B sponsored ADR	1,076,594	53,582
Phibro Animal Health Corp. Class A	142,459	6,824
Recordati SpA	1,541,484	57,645
Taro Pharmaceutical Industries Ltd. (c)	45,405	5,097
Tsumura & Co.	349,700	11,337
Vivimed Labs Ltd. (c)	600,000	496
Whanin Pharmaceutical Co. Ltd. (b)	1,750,000	33,084
		402,936

TOTAL HEALTH CARE		5,172,155

INDUSTRIALS - 7.0%
Aerospace & Defense - 0.2%
Astronics Corp. (c)	75,489	3,096
Austal Ltd.	1,411,147	1,793
Engility Holdings, Inc. (c)	1,268,833	43,902
United Technologies Corp.	72,961	9,904
		58,695
Air Freight & Logistics - 0.0%
Air T, Inc. (b)(c)	184,505	6,043
Airlines - 0.1%
Air New Zealand Ltd.	1,189,535	2,631
American Airlines Group, Inc.	256,054	10,124
JetBlue Airways Corp. (c)	359,150	6,465
		19,220
Building Products - 0.1%
Builders FirstSource, Inc. (c)	129,752	2,326
Continental Building Products, Inc. (c)	336,645	10,739
COVIA Corp. (a)(c)	402,013	7,248
Gibraltar Industries, Inc. (c)	106,527	4,629
Kondotec, Inc. (b)	1,566,200	14,329
		39,271
Commercial Services & Supplies - 0.7%
ABM Industries, Inc.	223,185	6,963
Aeon Delight Co. Ltd.	114,700	4,190
AJIS Co. Ltd. (b)	892,800	27,747
Asia File Corp. Bhd	4,480,000	3,031
Calian Technologies Ltd. (b)	625,174	15,163
Civeo Corp. (b)(c)	11,929,673	45,452
Essendant, Inc.	1,650,608	27,450
Fursys, Inc. (b)	950,000	25,681
Interface, Inc.	265,304	5,943
KAR Auction Services, Inc.	37,054	2,203
Lion Rock Group Ltd.	19,227,640	3,332
Mears Group PLC	837,111	3,571
Mitie Group PLC	13,439,459	27,130
Nac Co. Ltd.	349,700	3,068
NICE Total Cash Management Co., Ltd.	1,025,000	12,059
VICOM Ltd.	2,653,500	11,948
VSE Corp. (b)	839,329	36,175
		261,106
Construction & Engineering - 1.1%
AECOM (c)	6,933,069	232,674
Arcadis NV	2,139,787	39,134
Astaldi SpA (c)	2,589,900	5,857
Boustead Projs. Pte Ltd.	1,033,287	687
Boustead Singapore Ltd.	4,044,700	2,451
C-Cube Corp.	322,700	2,658
Daiichi Kensetsu Corp. (b)	1,728,700	27,504
EMCOR Group, Inc.	151,109	11,628
Geumhwa PSC Co. Ltd. (b)	360,000	10,669
Kyeryong Construction Industrial Co. Ltd. (b)(c)	675,000	13,397
Meisei Industrial Co. Ltd.	1,104,500	8,920
Mirait Holdings Corp.	400,300	6,143
Nippon Rietec Co. Ltd.	1,168,900	16,538
Severfield PLC	2,762,161	3,009
Shinnihon Corp.	1,574,500	19,897
Toshiba Plant Systems & Services Corp.	164,500	3,635
United Integrated Services Co.	5,143,500	9,822
		414,623
Electrical Equipment - 0.5%
Aichi Electric Co. Ltd.	311,100	9,251
Aros Quality Group AB	725,232	13,444
AZZ, Inc.	1,015,476	55,039
Bharat Heavy Electricals Ltd.	30,750,000	33,261
Chiyoda Integre Co. Ltd.	329,500	7,285
Eaton Corp. PLC	48,307	4,018
Generac Holdings, Inc. (c)	91,005	4,892
Hammond Power Solutions, Inc. Class A	452,561	2,498
I-Sheng Electric Wire & Cable Co. Ltd. (b)	12,500,000	17,495
Korea Electric Terminal Co. Ltd. (b)	700,000	28,981
Regal Beloit Corp.	46,710	4,015
Servotronics, Inc.	114,683	1,104
TKH Group NV (depositary receipt)	240,518	15,061
		196,344
Industrial Conglomerates - 1.0%
DCC PLC (United Kingdom)	3,221,853	298,133
ITT, Inc.	84,533	4,790
Lifco AB	500,191	22,441
Mytilineos Holdings SA	890,419	8,954
Reunert Ltd.	1,699,842	10,534
		344,852
Machinery - 1.5%
Aalberts Industries NV (b)	6,646,561	301,560
Allison Transmission Holdings, Inc.	419,467	19,715
ASL Marine Holdings Ltd. (b)(c)	45,187,913	3,319
Cummins, Inc.	24,953	3,564
Douglas Dynamics, Inc.	31,800	1,561
Foremost Income Fund (c)	2,141,103	8,814
Global Brass & Copper Holdings, Inc.	47,206	1,555
Haitian International Holdings Ltd.	6,946,000	16,372
Hurco Companies, Inc.	54,895	2,432
Hwacheon Machine Tool Co. Ltd. (b)	219,900	10,270
Hyster-Yale Materials Handling:
Class A (b)	232,017	15,257
Class B (b)	310,000	20,386
Ihara Science Corp. (b)	983,500	19,975
Jaya Holdings Ltd. (b)(c)(d)	3,239,440	69
Kyowakogyosyo Co. Ltd.	45,000	2,612
Luxfer Holdings PLC sponsored	306,766	5,675
Maruzen Co. Ltd. (b)	1,589,000	31,406
Miller Industries, Inc.	93,896	2,446
Mincon Group PLC	2,158,692	3,786
Nadex Co. Ltd. (b)	795,500	7,449
Nakano Refrigerators Co. Ltd.	25,700	1,368
Nitchitsu Co. Ltd.	55,800	915
Rexnord Corp. (c)	227,335	6,875
Semperit AG Holding (c)	439,700	8,741
SIMPAC, Inc.	583,000	1,526
Takamatsu Machinery Co. Ltd.	323,200	3,399
Techno Smart Corp. (a)	529,900	5,649
Tocalo Co. Ltd.	3,065,000	34,977
Trinity Industrial Corp.	721,900	4,584
WABCO Holdings, Inc. (c)	79,375	9,976
		556,233
Marine - 0.0%
SITC International Holdings Co. Ltd.	4,512,000	4,380
Tokyo Kisen Co. Ltd. (b)	829,500	5,987
		10,367
Professional Services - 0.3%
Akka Technologies SA	225,557	16,617
Asiakastieto Group Oyj (e)	82,580	2,965
Boardroom Ltd.	2,574,042	1,475
Clarius Group Ltd. (c)	1,956,883	77
ICF International, Inc.	64,876	4,778
Kelly Services, Inc. Class A (non-vtg.)	112,368	2,729
McMillan Shakespeare Ltd.	1,800,353	21,736
Nielsen Holdings PLC	511,628	12,054
Robert Half International, Inc.	52,600	3,985
SHL-JAPAN Ltd.	101,800	1,788
Sporton International, Inc.	309,088	1,455
Stantec, Inc.	750,247	19,592
Synergie SA	127,600	5,961
TrueBlue, Inc. (c)	283,809	7,677
		102,889
Road & Rail - 0.7%
Alps Logistics Co. Ltd. (b)	2,856,400	21,765
Chilled & Frozen Logistics Holdings Co. Ltd.	1,098,500	13,194
CSX Corp.	126,724	8,957
Daqin Railway Co. Ltd. (A Shares)	26,000,000	34,157
Hamakyorex Co. Ltd. (b)	1,253,500	43,329
Higashi Twenty One Co. Ltd.	250,200	1,423
Knight-Swift Transportation Holdings, Inc. Class A	147,000	4,785
Norfolk Southern Corp.	39,845	6,734
Roadrunner Transportation Systems, Inc. (b)(c)	3,155,561	6,911
Sakai Moving Service Co. Ltd. (b)	1,081,600	57,168
Trancom Co. Ltd. (b)	855,500	62,738
		261,161
Trading Companies & Distributors - 0.7%
AddTech AB (B Shares)	1,131,928	25,643
AerCap Holdings NV (c)	232,124	13,029
Alconix Corp. (b)	2,120,300	32,597
Goodfellow, Inc. (b)(c)	723,079	4,058
HD Supply Holdings, Inc. (c)	479,818	21,102
HERIGE	60,993	2,511
Houston Wire & Cable Co. (c)	76,246	610
Kaman Corp.	42,219	2,796
KS Energy Services Ltd. (c)	13,173,500	310
Lumax International Corp. Ltd.	3,123,900	6,221
Meiwa Corp.	1,717,700	7,451
Mitani Shoji Co. Ltd.	735,300	34,195
MRC Global, Inc. (c)	460,407	10,428
Otec Corp.	124,300	2,289
Parker Corp. (b)	2,220,000	10,960
Richelieu Hardware Ltd.	700,992	15,169
Senshu Electric Co. Ltd. (b)	894,900	26,771
Strongco Corp. (b)(c)	849,615	1,437
Tanaka Co. Ltd.	36,800	230
TECHNO ASSOCIE Co. Ltd.	255,100	3,080
Titan Machinery, Inc. (c)	729,535	11,045
Totech Corp. (b)	926,400	21,516
WESCO International, Inc. (c)	51,801	3,160
		256,608
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd.	1,292,700	8,509
James Fisher and Sons PLC	127,253	3,010
Meiko Transportation Co. Ltd.	829,400	9,064
Qingdao Port International Co. Ltd. (e)	4,711,000	3,433
Sinwa Ltd. (b)	20,399,000	3,446
		27,462

TOTAL INDUSTRIALS		2,554,874

INFORMATION TECHNOLOGY - 16.5%
Communications Equipment - 0.1%
F5 Networks, Inc. (c)	22,931	3,930
InterDigital, Inc.	150,998	12,450
Juniper Networks, Inc.	176,774	4,656
		21,036
Electronic Equipment & Components - 4.9%
A&D Co. Ltd.	683,100	6,390
AVX Corp.	150,000	3,117
Bel Fuse, Inc. Class A	84,717	1,660
Casa Systems, Inc. (c)	97,021	1,478
CDW Corp.	174,276	14,655
CTS Corp.	314,181	10,965
Daido Signal Co. Ltd.	99,400	524
Dynapack International Technology Corp.	3,200,000	4,076
Elec & Eltek International Co. Ltd.	1,491,300	2,177
Elematec Corp. (b)	1,180,800	27,752
ePlus, Inc. (c)	99,513	9,817
Excel Co. Ltd. (b)	745,800	16,942
Fabrinet	112,812	4,413
Hi-P International Ltd.	11,932,100	11,044
Hon Hai Precision Industry Co. Ltd. (Foxconn)	182,476,140	500,033
IDIS Holdings Co. Ltd. (b)	800,000	10,166
Image Sensing Systems, Inc. (c)	64,468	271
Insight Enterprises, Inc. (c)	299,412	15,051
Intelligent Digital Integrated Security Co. Ltd. (b)	900,010	7,137
INTOPS Co. Ltd. (b)	1,719,800	14,024
Isra Vision AG (b)	1,250,390	76,909
Keysight Technologies, Inc. (c)	2,635,824	152,878
Kingboard Chemical Holdings Ltd. (b)	76,053,500	265,008
Kingboard Laminates Holdings Ltd.	3,725,000	4,452
Mesa Laboratories, Inc.	135,046	27,310
Muramoto Electronic Thailand PCL (For. Reg.) (b)	1,228,600	7,016
Nippo Ltd. (b)	736,700	2,971
PAX Global Technology Ltd.	4,075,000	1,957
Philips Lighting NV (e)	110,968	3,078
Pinnacle Technology Holdings Ltd.	7,337,376	10,420
Plexus Corp. (c)	148,139	8,802
Redington India Ltd.	14,700,000	23,190
Sanmina Corp. (c)	24,468	712
ScanSource, Inc. (b)(c)	2,258,403	93,159
Shibaura Electronics Co. Ltd. (b)	626,300	26,494
Sigmatron International, Inc. (c)	170,707	1,193
Simplo Technology Co. Ltd.	6,300,000	36,567
SYNNEX Corp. (b)	2,700,847	260,551
Tomen Devices Corp. (b)	538,200	13,785
Tripod Technology Corp.	1,465,000	4,043
TTM Technologies, Inc. (c)	934,794	16,228
UKC Holdings Corp. (b)	1,272,500	25,947
VST Holdings Ltd. (b)	118,976,800	64,422
Wayside Technology Group, Inc. (b)	275,041	3,713
Wireless Telecom Group, Inc. (c)	295,018	620
		1,793,117
Internet Software & Services - 0.2%
Alphabet, Inc.:
Class A (c)	1,497	1,837
Class C (c)	9,507	11,572
Aucnet, Inc.	197,300	2,947
Carbonite, Inc. (c)	218,985	7,511
eBay, Inc. (c)	45,613	1,526
Gabia, Inc. (b)	975,000	8,126
j2 Global, Inc.	199,818	16,953
Moneysupermarket.com Group PLC	744,253	3,068
NetGem SA	849,884	2,345
Softbank Technology Corp. (a)	256,800	4,568
Yahoo! Japan Corp. (a)	1,957,300	7,447
		67,900
IT Services - 3.7%
ALTEN	610,716	60,666
Amdocs Ltd.	6,376,612	430,931
Argo Graphics, Inc.	393,600	15,365
CACI International, Inc. Class A (c)	64,279	11,262
Computer Services, Inc.	258,354	13,370
CSE Global Ltd. (b)	40,677,900	13,446
Data#3 Ltd.	2,804,497	3,177
Dimerco Data System Corp.	510,000	615
DXC Technology Co.	75,473	6,396
E-Credible Co. Ltd.	129,349	1,748
eClerx Services Ltd.	1,684,608	31,807
EOH Holdings Ltd.	6,392,071	20,146
Estore Corp.	283,800	2,452
EVERTEC, Inc.	1,460,509	34,030
ExlService Holdings, Inc. (c)	179,079	10,680
Indra Sistemas SA (b)(c)	12,849,300	156,113
Know IT AB (b)	1,392,111	27,548
Leidos Holdings, Inc.	640,839	43,846
Maximus, Inc.	312,392	20,246
Net 1 UEPS Technologies, Inc. (c)	460,597	4,302
Nice Information & Telecom, Inc.	53,000	1,159
Rolta India Ltd. (c)	2,699,942	1,625
Science Applications International Corp.	162,081	13,675
Societe Pour L'Informatique Industrielle SA (b)	1,657,239	48,447
Softcreate Co. Ltd.	602,100	9,391
Sword Group	12,289	503
Syntel, Inc. (c)	64,178	2,605
The Western Union Co.	17,925,734	361,383
TravelSky Technology Ltd. (H Shares)	1,005,000	2,849
WNS Holdings Ltd. sponsored ADR (c)	73,352	3,569
		1,353,352
Semiconductors & Semiconductor Equipment - 0.7%
Amkor Technology, Inc. (c)	24,468	212
Axell Corp. (b)	762,700	5,341
Boe Varitronix Ltd.	5,034,000	1,988
Cirrus Logic, Inc. (c)	73,110	3,163
Diodes, Inc. (c)	268,979	9,995
Entegris, Inc.	311,564	10,951
Integrated Device Technology, Inc. (c)	463,127	15,945
KLA-Tencor Corp.	23,456	2,754
Leeno Industrial, Inc.	575,000	34,547
Melexis NV	1,148,100	106,798
Miraial Co. Ltd.	150,000	1,528
Nanometrics, Inc. (c)	243,795	9,181
ON Semiconductor Corp. (c)	205,718	4,536
Phison Electronics Corp.	1,900,000	15,781
Powertech Technology, Inc.	9,000,000	25,457
Trio-Tech International (b)(c)	224,608	1,038
United Microelectronics Corp.	4,331,000	2,483
		251,698
Software - 3.4%
Activision Blizzard, Inc.	148,513	10,904
AdaptIT Holdings Ltd.	2,514,434	1,575
ANSYS, Inc. (c)	3,525,193	595,335
Aspen Technology, Inc. (c)	118,525	11,354
Ebix, Inc.	1,500,202	119,041
ICT Automatisering NV (b)	491,679	8,682
InfoVine Co. Ltd. (b)	175,000	3,709
Jorudan Co. Ltd. (b)	422,500	4,066
KPIT Cummins Infosystems Ltd.	5,800,000	25,179
KSK Co., Ltd. (b)	531,500	8,551
Micro Focus International PLC	215,068	3,509
Nucleus Software Exports Ltd.	601,191	3,034
Oracle Corp.	8,039,806	383,338
Pegasystems, Inc.	149,658	8,321
Pro-Ship, Inc.	252,500	5,578
RealPage, Inc. (c)	203,287	11,201
Vitec Software Group AB	699,586	6,460
Zensar Technologies Ltd.	800,000	14,441
		1,224,278
Technology Hardware, Storage & Peripherals - 3.5%
Compal Electronics, Inc.	67,500,000	41,938
Hewlett Packard Enterprise Co.	2,064,640	31,878
HP, Inc.	6,460,356	149,105
Seagate Technology LLC (b)	18,610,388	979,279
Super Micro Computer, Inc. (c)	632,618	13,981
TPV Technology Ltd.	69,600,000	7,183
Western Digital Corp.	41,758	2,929
Xerox Corp.	2,446,803	63,543
		1,289,836

TOTAL INFORMATION TECHNOLOGY		6,001,217

MATERIALS - 3.6%
Chemicals - 2.4%
Axalta Coating Systems Ltd. (c)	492,665	14,903
C. Uyemura & Co. Ltd.	383,800	28,833
Cabot Corp.	15,344	1,014
Chase Corp. (b)	679,101	83,869
Core Molding Technologies, Inc.	381,326	5,129
Deepak Fertilisers and Petrochemicals Corp. Ltd.	1,800,000	7,267
Deepak Nitrite Ltd. (c)	41,557	147
DowDuPont, Inc.	49,070	3,375
Eastman Chemical Co.	28,944	2,999
EcoGreen International Group Ltd. (b)	50,122,080	10,664
FMC Corp.	1,193,224	107,247
Fujikura Kasei Co., Ltd. (b)	2,711,200	15,712
Fuso Chemical Co. Ltd.	598,800	15,289
Gujarat Narmada Valley Fertilizers Co.	5,000,000	30,485
Gujarat State Fertilizers & Chemicals Ltd. (b)	28,500,000	48,562
Honshu Chemical Industry Co. Ltd. (b)	762,700	7,715
Huntsman Corp.	291,429	9,772
Innospec, Inc.	799,627	64,730
JSR Corp.	262,200	5,021
KPC Holdings Corp.	43,478	2,452
KPX Chemical Co. Ltd.	163,083	9,652
KPX Green Chemical Co. Ltd.	225,000	875
Miwon Chemicals Co. Ltd.	55,095	2,311
Miwon Commercial Co. Ltd.	13,819	3,109
Muto Seiko Co. Ltd.	238,200	1,638
Nihon Parkerizing Co. Ltd.	307,700	4,554
Nippon Soda Co. Ltd.	1,575,000	9,226
SK Kaken Co. Ltd.	275,000	25,578
Soken Chemical & Engineer Co. Ltd. (b)	667,000	12,151
T&K Toka Co. Ltd. (b)	1,345,700	15,501
Thai Carbon Black PCL (For. Reg.) (c)	11,472,900	18,104
Thai Rayon PCL:
(For. Reg.)	2,719,500	3,842
NVDR	85,600	121
The Chemours Co. LLC	259,548	11,890
The Mosaic Co.	3,298,433	99,316
UPL Ltd.	875,000	8,232
Westlake Chemical Corp.	101,311	10,863
Yara International ASA	3,498,135	154,350
Yip's Chemical Holdings Ltd.	25,692,000	9,001
		865,499
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (c)	672,772	4,189
Mitani Sekisan Co. Ltd. (b)	1,490,300	36,133
RHI Magnesita NV	43,869	2,770
		43,092
Containers & Packaging - 0.3%
AMVIG Holdings Ltd.	3,472,000	854
Berry Global Group, Inc. (c)	83,586	4,083
Chuoh Pack Industry Co. Ltd. (b)	421,800	5,281
Kohsoku Corp. (b)	1,737,600	21,243
Pact Group Holdings Ltd. (e)	689,421	2,771
Samhwa Crown & Closure Co. Ltd.	50,000	2,120
Silgan Holdings, Inc.	190,711	5,246
The Pack Corp. (b)	1,560,900	49,627
		91,225
Metals & Mining - 0.7%
Alcoa Corp. (c)	34,934	1,512
Ausdrill Ltd.	2,095,496	2,841
Chubu Steel Plate Co. Ltd.	414,300	2,542
Cleveland-Cliffs, Inc. (a)(c)	12,750,121	137,574
Compania de Minas Buenaventura SA sponsored ADR	2,256,390	31,003
Freeport-McMoRan, Inc.	258,702	4,269
Granges AB	262,218	3,283
Hill & Smith Holdings PLC	799,599	15,816
Newmont Mining Corp.	79,236	2,906
Nucor Corp.	24,700	1,653
Orosur Mining, Inc. (c)	2,974,432	137
Orvana Minerals Corp. (c)	764,857	106
Pacific Metals Co. Ltd. (c)	348,000	10,031
Steel Dynamics, Inc.	73,859	3,478
Tohoku Steel Co. Ltd. (b)	625,700	8,562
Tokyo Tekko Co. Ltd. (b)	762,100	11,941
Universal Stainless & Alloy Products, Inc. (c)	73,632	2,202
Warrior Metropolitan Coal, Inc. (a)	1,036,929	26,825
Webco Industries, Inc. (c)	7,595	851
Worthington Industries, Inc.	78,970	3,697
		271,229
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	105,226	2,833
Stella-Jones, Inc.	596,610	19,928
Western Forest Products, Inc.	1,949,247	3,626
		26,387

TOTAL MATERIALS		1,297,432

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Colony NorthStar, Inc.	1,910,980	11,772
Corporate Office Properties Trust (SBI)	93,052	2,767
Corrections Corp. of America	1,359,201	34,850
Four Corners Property Trust, Inc.	220,706	5,496
National Health Investors, Inc.	28,419	2,127
NSI NV	8,335	325
NSI NV rights 8/9/18 (c)	8,335	10
Public Storage	12,800	2,788
Spirit MTA REIT (c)	9,530	95
Spirit Realty Capital, Inc.	531,805	4,451
Store Capital Corp.	200,862	5,514
Ventas, Inc.	55,322	3,119
VEREIT, Inc.	3,614,188	27,576
Washington Prime Group, Inc.	92,996	747
		101,637
Real Estate Management & Development - 0.4%
Anabuki Kosan, Inc.	42,950	1,198
CBRE Group, Inc. (c)	65,075	3,241
Century21 Real Estate Japan Ltd.	97,300	1,081
Devine Ltd. (c)	1,760,889	412
IMMOFINANZ Immobilien Anlagen AG	102,412	2,694
Leopalace21 Corp.	1,496,900	8,220
LSL Property Services PLC	1,400,272	4,779
Relo Group, Inc.	3,800,400	102,815
Selvaag Bolig ASA	944,200	5,145
Servcorp Ltd.	759,770	2,461
Sino Land Ltd.	2,776,000	4,768
Tejon Ranch Co. (c)	432,058	10,110
Wing Tai Holdings Ltd.	1,723,800	2,621
		149,545

TOTAL REAL ESTATE		251,182

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.	19,715	630
UTILITIES - 1.8%
Electric Utilities - 1.6%
Exelon Corp.	3,264,039	138,722
PG&E Corp.	3,243,471	139,729
PPL Corp.	10,079,627	289,991
		568,442
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	13,931	456
China Resource Gas Group Ltd.	758,000	3,592
Hokuriku Gas Co.	152,700	4,199
K&O Energy Group, Inc.	537,200	9,018
Keiyo Gas Co. Ltd.	118,900	3,095
Star Gas Partners LP	198,111	1,904
		22,264
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd (b)	32,700,045	28,477
Mega First Corp. Bhd warrants 4/8/20 (c)	3,800,000	1,570
The AES Corp.	225,550	3,013
		33,060
Multi-Utilities - 0.0%
CMS Energy Corp.	321,690	15,550
Water Utilities - 0.0%
Manila Water Co., Inc.	5,619,100	2,809

TOTAL UTILITIES		642,125

TOTAL COMMON STOCKS
(Cost $15,203,651)		32,971,199

Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	4,917	910
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 7.50% (c)(d)(e)	6,395	224
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	163,209	3,721
MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	1,531,895	19,060
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $20,295)		23,915
	Principal Amount (000s)	Value (000s)

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 8.25% 2/28/27 (e)
(Cost $10,585)	4,603	3,683
	Shares	Value (000s)

Money Market Funds - 10.0%
Fidelity Cash Central Fund, 1.96% (f)	3,328,477,024	3,329,143
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	319,049,263	319,081
TOTAL MONEY MARKET FUNDS
(Cost $3,647,672)		3,648,224
TOTAL INVESTMENT IN SECURITIES - 100.7%
(Cost $18,882,203)		36,647,021
NET OTHER ASSETS (LIABILITIES) - (0.7)%		(236,869)
NET ASSETS - 100%		$36,410,152

Values shown as $0 in the Schedule of Investments may reflect amounts less than $500.

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated company

 (c) Non-income producing

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $45,050,000 or 0.1% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
(Amounts in thousands)
Fidelity Cash Central Fund	$52,293
Fidelity Securities Lending Cash Central Fund	7,783
Total	$60,076

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds(a)	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Aalberts Industries NV	$357,923	$--	$77,681	$4,784	$52,119	$(30,801)	$301,560
Abbey PLC	30,976	--	1,526	372	1,261	1,062	31,773
Abercrombie & Fitch Co. Class A	51,336	--	61,625	3,691	(15,171)	90,609	--
Accell Group NV	57,199	--	3,104	910	657	(18,175)	36,577
Air T, Inc.	3,276	--	493	--	334	2,926	6,043
AJIS Co. Ltd.	18,967	--	1,161	414	820	9,121	27,747
Alconix Corp.	22,007	--	2,016	572	1,396	11,210	32,597
Alps Logistics Co. Ltd.	21,604	--	1,169	433	642	688	21,765
Ark Restaurants Corp.	4,524	--	998	176	431	(415)	--
Arts Optical International Holdings Ltd.	8,599	--	414	62	(119)	(2,131)	5,935
ASL Marine Holdings Ltd.	4,442	--	168	--	(15)	(940)	3,319
Assurant, Inc.	322,168	--	65,530	6,180	48,908	(40,816)	--
ASTI Corp.	5,592	--	895	91	640	(1,397)	3,940
Atwood Oceanics, Inc.	57,677	--	67,863	--	(126,131)	136,317	--
Axell Corp.	5,428	--	308	32	(582)	803	5,341
Barratt Developments PLC	615,294	--	28,428	43,026	21,622	(102,147)	506,341
Bed Bath & Beyond, Inc.	274,957	30,030	160,399	5,908	(93,805)	(12,034)	--
Belc Co. Ltd.	80,741	--	7,138	977	5,989	(468)	79,124
Belluna Co. Ltd.	87,499	--	6,957	743	4,100	(3,297)	81,345
Best Buy Co., Inc.	1,088,006	2,576	362,793	25,768	224,048	59,930	--
Black Box Corp.	12,338	--	2,847	--	(38,169)	28,678	--
BMTC Group, Inc.	39,153	--	5,793	960	5,569	4,014	42,943
Bristow Group, Inc.	3,659	22,570	358	--	92	4,058	30,021
Calian Technologies Ltd.	15,187	--	1,273	497	702	547	15,163
Chase Corp.	78,401	2,051	7,606	575	5,538	5,485	83,869
Chilled & Frozen Logistics Holdings Co. Ltd.	15,688	--	2,866	205	1,673	(1,301)	--
Chuoh Pack Industry Co. Ltd.	5,111	--	274	142	153	291	5,281
Civeo Corp.	24,148	--	1,847	--	720	22,431	45,452
Clip Corp.	2,382	--	120	92	50	(57)	2,255
Codorus Valley Bancorp, Inc.	18,561	222	2,336	381	1,129	1,921	19,497
Contango Oil & Gas Co.	12,450	2,763	672	--	(408)	451	14,584
Core Molding Technologies, Inc.	13,648	--	6,519	102	2,301	(4,301)	--
Cosmos Pharmaceutical Corp.	262,818	--	47,647	834	43,190	(38,466)	--
Create SD Holdings Co. Ltd.	146,994	--	12,250	1,557	9,121	(10,923)	132,942
CSE Global Ltd.	13,065	--	565	852	79	867	13,446
Daewon Pharmaceutical Co. Ltd.	29,918	--	--	360	--	2,435	32,353
Daiichi Kensetsu Corp.	22,034	--	1,285	439	765	5,990	27,504
DCC PLC (United Kingdom)	464,436	--	196,034	6,362	176,252	(146,521)	--
Deepak Fertilisers and Petrochemicals Corp. Ltd.	33,595	--	23,589	454	13,841	(16,580)	--
DongKook Pharmaceutical Co. Ltd.	33,526	--	--	251	--	1,651	35,177
DVx, Inc.	8,368	--	406	136	290	675	8,927
Ebix, Inc.	158,009	--	96,463	741	75,105	(17,610)	--
EcoGreen International Group Ltd.	10,836	--	474	312	121	181	10,664
Elematec Corp.	22,459	--	1,364	646	873	5,784	27,752
Essendant, Inc.	27,007	173	6,981	1,144	(1,660)	8,911	--
Excel Co. Ltd.	10,314	--	1,106	477	623	7,111	16,942
Ff Group	109,703	--	4,363	--	2,143	(82,992)	24,491
First Juken Co. Ltd.	21,090	--	1,061	498	770	(3,251)	17,548
Food Empire Holdings Ltd.	20,674	--	1,657	181	616	(1,692)	17,941
Fossil Group, Inc.	22,766	18,570	2,633	--	1,727	67,986	108,416
Fresh Del Monte Produce, Inc.	262,477	--	13,440	2,980	7,209	(81,561)	174,685
Fuji Kosan Co. Ltd.	3,565	--	170	86	(11)	345	3,729
Fujikura Kasei Co., Ltd.	16,713	--	832	365	238	(407)	15,712
Fursys, Inc.	28,374	--	--	590	--	(2,693)	25,681
Gabia, Inc.	5,328	--	--	23	--	2,798	8,126
GameStop Corp. Class A	216,839	--	101,453	14,883	(86,627)	14,910	--
Genky Stores, Inc.	28,711	--	443	76	373	(23,251)	--
Geospace Technologies Corp.	18,545	--	704	--	(378)	(1,298)	16,165
Geumhwa PSC Co. Ltd.	12,086	--	--	251	--	(1,417)	10,669
Goodfellow, Inc.	4,738	--	218	--	130	(592)	4,058
Guess?, Inc.	68,134	--	4,995	4,567	(1,855)	50,613	111,897
Gujarat State Fertilizers & Chemicals Ltd.	65,224	--	3,971	1,037	737	(13,428)	48,562
GulfMark Offshore, Inc. Class A	413	--	10,214	--	(4)	9,805	--
Halows Co. Ltd.	29,437	--	1,627	268	1,109	909	29,828
Hamakyorex Co. Ltd.	34,778	--	1,834	475	1,038	9,347	43,329
Handsome Co. Ltd.	68,497	--	4,222	576	3,260	271	67,806
Hanger, Inc.	30,525	--	2,098	--	(916)	16,140	43,651
Helen of Troy Ltd.	196,442	--	25,213	--	23,984	(2,742)	192,471
Hiday Hidaka Corp.	60,332	--	21,838	636	16,679	(15,929)	39,244
Honshu Chemical Industry Co. Ltd.	7,501	--	769	181	360	623	7,715
Hoshiiryou Sanki Co. Ltd.	11,966	--	552	101	276	(799)	10,891
Hurco Companies, Inc.	16,735	63	17,861	56	11,707	(8,212)	--
Hwacheon Machine Tool Co. Ltd.	11,663	--	--	213	--	(1,393)	10,270
Hyster-Yale Materials Handling Class A	15,417	1,786	831	267	709	(1,824)	15,257
Hyster-Yale Materials Handling Class B	21,967	--	--	377	--	(1,581)	20,386
I-Sheng Electric Wire & Cable Co. Ltd.	17,852	--	--	1,044	--	(357)	17,495
IA Group Corp.	3,759	--	192	119	32	388	3,987
ICT Automatisering NV	9,019	--	1,872	175	474	1,061	8,682
IDIS Holdings Co. Ltd.	9,322	--	--	93	--	844	10,166
Ihara Science Corp.	20,475	--	1,311	375	975	(164)	19,975
Indra Sistemas SA	212,977	--	12,135	--	(4,348)	(40,381)	156,113
InfoVine Co. Ltd.	4,250	--	--	147	--	(541)	3,709
Intage Holdings, Inc.	35,728	--	2,241	564	1,507	(750)	34,244
Intelligent Digital Integrated Security Co. Ltd.	6,509	--	--	140	--	628	7,137
INTOPS Co. Ltd.	18,044	--	--	263	--	(4,020)	14,024
INZI Controls Co. Ltd.	6,917	--	--	176	--	490	7,407
Isra Vision AG	65,170	--	27,568	195	24,859	14,448	76,909
Jaya Holdings Ltd.	206	--	--	--	(24)	(113)	69
JLM Couture, Inc.	511	--	31	--	(11)	798	1,267
Jorudan Co. Ltd.	4,478	--	331	47	82	(163)	4,066
Jumbo SA	176,166	--	8,644	3,722	6,737	(13,617)	160,642
Kingboard Chemical Holdings Ltd.	370,346	--	32,877	15,860	24,580	(97,041)	265,008
Know IT AB	24,210	--	2,074	651	1,079	4,333	27,548
Kohsoku Corp.	18,103	--	997	410	558	3,579	21,243
Kondotec, Inc.	14,958	--	720	316	588	(497)	14,329
Korea Electric Terminal Co. Ltd.	44,065	--	--	375	--	(15,084)	28,981
KSK Co., Ltd.	7,360	--	420	211	286	1,325	8,551
Kwang Dong Pharmaceutical Co. Ltd.	23,334	--	--	192	--	(2,453)	20,881
Kyeryong Construction Industrial Co. Ltd.	11,076	--	280	--	(20)	2,621	13,397
Maruzen Co. Ltd.	27,369	--	1,699	355	1,386	4,350	31,406
Mega First Corp. Bhd	29,328	--	--	318	--	(851)	28,477
Mega First Corp. Bhd warrants 4/8/20	1,794	--	43	--	43	(224)	--
Mesa Laboratories, Inc.	34,239	--	19,351	145	17,943	(5,521)	--
Metro, Inc. Class A (sub. vtg.)	876,121	--	38,601	11,655	36,447	(42,452)	831,515
Michang Oil Industrial Co. Ltd.	13,913	--	--	230	--	(1,356)	12,557
Mitani Sekisan Co. Ltd.	36,788	--	1,729	294	1,391	(317)	36,133
Motonic Corp.	28,729	--	--	883	--	(2,460)	26,269
Mr. Bricolage SA	16,992	--	768	509	258	(3,247)	13,235
Muhak Co. Ltd.	56,738	--	--	760	--	(18,651)	38,087
Murakami Corp.	17,692	--	1,131	237	956	3,833	21,350
Muramoto Electronic Thailand PCL (For. Reg.)	9,120	--	717	298	74	(1,461)	7,016
Murphy Oil Corp.	209,012	91,767	11,932	8,707	5,119	68,868	362,834
Nac Co. Ltd.	8,739	--	5,396	96	(5,141)	4,866	--
Nadex Co. Ltd.	6,782	--	462	316	316	813	7,449
Nafco Co. Ltd.	32,256	--	1,611	620	668	481	31,794
Nakayamafuku Co. Ltd.	7,504	--	2,087	187	(384)	(240)	--
ND Software Co. Ltd.	13,121	--	648	202	321	132	12,926
Next PLC	720,096	--	75,390	43,815	48,769	296,200	989,675
NICE Total Cash Management Co., Ltd.	12,891	--	4,227	117	3,271	124	--
Nippo Ltd.	2,397	--	178	25	66	686	2,971
Nucleus Software Exports Ltd.	9,766	--	9,099	90	5,213	(2,846)	--
Nutraceutical International Corp.	41,542	--	41,542	--	27,850	(27,850)	--
Origin Enterprises PLC	75,152	--	3,245	2,387	665	(7,598)	64,974
P&F Industries, Inc. Class A	1,986	62	119	65	29	725	2,683
Parker Corp.	12,168	--	678	187	505	(1,035)	10,960
Piolax, Inc.	72,133	--	3,355	938	3,114	(11,615)	60,277
Prim SA	19,681	--	914	829	297	2,950	22,014
Qol Co. Ltd.	31,384	--	1,761	437	1,242	(450)	--
RenaissanceRe Holdings Ltd.	326,272	--	73,384	2,308	62,131	(92,710)	--
Roadrunner Transportation Systems, Inc.	26,420	--	2,118	--	(2,651)	(14,740)	6,911
Rocky Mountain Chocolate Factory, Inc.	5,440	--	251	215	67	(775)	4,481
S&T Holdings Co. Ltd.	12,660	--	--	131	--	(2,604)	10,056
Sakai Moving Service Co. Ltd.	59,548	--	7,910	461	6,186	(656)	57,168
Samsung Climate Control Co. Ltd.	5,669	--	--	39	--	(865)	4,804
Sanei Architecture Planning Co. Ltd.	22,654	--	1,251	458	866	(863)	21,406
Sarantis SA	30,582	--	1,601	560	1,103	2,700	32,784
ScanSource, Inc.	87,029	7,946	6,637	--	3,457	1,364	93,159
Seagate Technology LLC	842,744	2,218	391,238	59,484	296,575	230,426	979,279
Select Harvests Ltd.	18,238	175	3,941	178	(474)	3,430	--
Senshu Electric Co. Ltd.	18,882	--	1,231	370	805	8,315	26,771
Servotronics, Inc.	1,623	--	627	18	61	47	--
Sewon Precision Industries Co. Ltd.	7,366	--	--	37	--	(2,741)	4,625
Shibaura Electronics Co. Ltd.	22,486	--	1,841	398	1,445	4,404	26,494
ShoLodge, Inc.	--	--	--	--	(4,783)	4,783	--
Sigmatron International, Inc.	2,108	--	766	--	196	(345)	--
Sinwa Ltd.	3,473	--	175	156	70	78	3,446
SJM Co. Ltd.	6,651	--	--	130	--	(2,339)	4,312
SJM Holdings Co. Ltd.	6,082	--	163	207	(14)	(1,399)	4,506
Societe Pour L'Informatique Industrielle SA	46,192	--	2,334	210	1,919	2,670	48,447
Soken Chemical & Engineer Co. Ltd.	9,827	--	744	395	388	2,680	12,151
SPK Corp.	7,050	--	344	139	206	(784)	--
Sportscene Group, Inc. Class A	1,827	--	95	65	72	235	2,039
Step Co. Ltd.	14,962	--	808	317	596	810	15,560
Strattec Security Corp.	11,271	1,437	599	182	246	(1,035)	11,320
Strongco Corp.	943	--	64	--	(59)	617	1,437
Sun Hing Vision Group Holdings Ltd.	8,362	--	398	663	72	(1,062)	6,974
Sunjin Co. Ltd.	27,026	8,073	--	--	--	(5,533)	29,566
SYNNEX Corp.	336,853	--	16,399	3,713	14,300	(74,203)	260,551
T&K Toka Co. Ltd.	15,676	--	998	387	590	233	15,501
Techno Smart Corp.	9,054	--	2,623	136	1,469	(2,251)	--
The Buckle, Inc.	80,756	--	4,636	12,670	(808)	32,972	108,284
The Pack Corp.	53,010	--	2,630	639	1,538	(2,291)	49,627
Tocalo Co. Ltd.	31,573	--	2,810	685	1,853	4,361	--
Tohoku Steel Co. Ltd.	9,449	--	605	142	453	(735)	8,562
Tokyo Kisen Co. Ltd.	5,800	--	307	141	202	292	5,987
Tokyo Tekko Co. Ltd.	16,460	--	623	130	65	(3,961)	11,941
Tomen Devices Corp.	12,893	--	1,471	364	52	2,311	13,785
Totech Corp.	17,623	--	1,005	406	827	4,071	21,516
TOW Co. Ltd.	15,331	--	736	405	491	(1,869)	13,217
Trancom Co. Ltd.	44,353	--	2,807	590	2,753	18,439	62,738
Trio-Tech International	1,129	83	146	--	(23)	(5)	1,038
Triple-S Management Corp.	29,777	--	6,823	--	2,373	33,798	59,125
UKC Holdings Corp.	20,506	--	1,857	668	796	6,502	25,947
Unit Corp.	81,511	21,406	4,790	--	(125)	36,140	134,142
Universal Logistics Holdings, Inc.	22,264	275	38,522	388	8,030	7,953	--
Unum Group	801,555	104	45,621	14,586	30,475	(186,766)	599,747
Utah Medical Products, Inc.	25,516	1,232	10,082	382	8,150	2,647	27,463
VSE Corp.	45,427	195	2,038	247	1,528	(8,937)	36,175
VST Holdings Ltd.	33,659	--	4,019	2,234	2,567	32,215	64,422
Watts Co. Ltd.	15,539	--	5,625	144	2,227	(5,799)	--
Wayside Technology Group, Inc.	1,149	3,102	92	88	8	(454)	3,713
Weight Watchers International, Inc.	148,520	--	209,636	--	117,895	32,820	--
Whanin Pharmaceutical Co. Ltd.	30,861	--	--	407	--	2,223	33,084
WIN-Partners Co. Ltd.	33,644	--	1,680	621	1,329	4,358	37,651
Workman Co. Ltd.	70,361	--	12,081	1,069	10,151	22,198	--
Youngone Holdings Co. Ltd.	42,735	--	--	414	--	168	42,903
Yusen Logistics Co. Ltd.	19,570	--	22,774	62	(5,564)	8,768	--
Yutaka Giken Co. Ltd.	29,488	--	1,492	641	1,009	947	29,952
Total	$13,278,657	$218,879	$2,716,164	$349,602	$1,189,231	$105,893	$9,391,906

 (a) Includes the value of securities delivered through in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
(Amounts in thousands)
Investments in Securities:
Equities:
Consumer Discretionary	$8,037,747	$8,013,256	$--	$24,491
Consumer Staples	3,054,569	3,039,327	10,250	4,992
Energy	1,842,824	1,702,368	140,232	224
Financials	4,117,578	4,069,688	46,984	906
Health Care	5,172,155	5,172,155	--	--
Industrials	2,558,595	2,549,712	8,814	69
Information Technology	6,001,217	5,987,778	13,439	--
Materials	1,316,492	1,306,461	10,031	--
Real Estate	251,182	251,182	--	--
Telecommunication Services	630	630	--	--
Utilities	642,125	642,125	--	--
Corporate Bonds	3,683	--	3,683	--
Money Market Funds	3,648,224	3,648,224	--	--
Total Investments in Securities:	$36,647,021	$36,382,906	$233,433	$30,682

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total (000s)
Level 1 to Level 2	$95,905
Level 2 to Level 1	$280,941

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	59.1%
Japan	9.4%
United Kingdom	5.7%
Ireland	4.4%
Canada	4.1%
Netherlands	2.3%
Taiwan	2.0%
Bermuda	1.8%
Cayman Islands	1.7%
Korea (South)	1.5%
Bailiwick of Guernsey	1.2%
India	1.0%
Others (Individually Less Than 1%)	5.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $307,764) — See accompanying schedule: Unaffiliated issuers (cost $10,923,152)	$23,606,891
Fidelity Central Funds (cost $3,647,672)	3,648,224
Other affiliated issuers (cost $4,311,379)	9,391,906
Total Investment in Securities (cost $18,882,203)		$36,647,021
Cash		101
Foreign currency held at value (cost $1,845)		1,845
Receivable for investments sold		80,395
Receivable for fund shares sold		15,241
Dividends receivable		54,867
Interest receivable		159
Distributions receivable from Fidelity Central Funds		5,553
Prepaid expenses		93
Other receivables		2,627
Total assets		36,807,902
Liabilities
Payable for investments purchased	$38,956
Payable for fund shares redeemed	19,179
Accrued management fee	11,388
Other affiliated payables	3,701
Other payables and accrued expenses	5,483
Collateral on securities loaned	319,043
Total liabilities		397,750
Net Assets		$36,410,152
Net Assets consist of:
Paid in capital		$16,569,262
Undistributed net investment income		275,404
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,802,947
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		17,762,539
Net Assets		$36,410,152
Low-Priced Stock:
Net Asset Value, offering price and redemption price per share ($28,809,459 ÷ 517,656 shares)		$55.65
Class K:
Net Asset Value, offering price and redemption price per share ($7,600,693 ÷ 136,630 shares)		$55.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

Amounts in thousands		Year ended July 31, 2018
Investment Income
Dividends (including $349,602 earned from other affiliated issuers)		$740,172
Income from Fidelity Central Funds		60,076
Total income		800,248
Expenses
Management fee
Basic fee	$225,892
Performance adjustment	(46,046)
Transfer agent fees	44,021
Accounting and security lending fees	2,224
Custodian fees and expenses	2,748
Independent trustees' fees and expenses	165
Registration fees	277
Audit	241
Legal	87
Miscellaneous	283
Total expenses before reductions	229,892
Expense reductions	(1,402)
Total expenses after reductions		228,490
Net investment income (loss)		571,758
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $782)	2,336,158
Fidelity Central Funds	98
Other affiliated issuers	1,189,231
Foreign currency transactions	(582)
Total net realized gain (loss)		3,524,905
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of increase in deferred foreign taxes of $1,352)	204,936
Fidelity Central Funds	(57)
Other affiliated issuers	105,893
Assets and liabilities in foreign currencies	(909)
Total change in net unrealized appreciation (depreciation)		309,863
Net gain (loss)		3,834,768
Net increase (decrease) in net assets resulting from operations		$4,406,526

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

Amounts in thousands	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$571,758	$578,492
Net realized gain (loss)	3,524,905	3,773,347
Change in net unrealized appreciation (depreciation)	309,863	1,136,726
Net increase (decrease) in net assets resulting from operations	4,406,526	5,488,565
Distributions to shareholders from net investment income	(570,162)	(481,686)
Distributions to shareholders from net realized gain	(2,830,480)	(1,425,392)
Total distributions	(3,400,642)	(1,907,078)
Share transactions - net increase (decrease)	(2,815,868)	(5,374,274)
Redemption fees	–	401
Total increase (decrease) in net assets	(1,809,984)	(1,792,386)
Net Assets
Beginning of period	38,220,136	40,012,522
End of period	$36,410,152	$38,220,136
Other Information
Undistributed net investment income end of period	$275,404	$293,208

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.38	$49.57	$52.65	$51.03	$47.84
Income from Investment Operations
Net investment income (loss)A	.80	.74	.59	.52	.53
Net realized and unrealized gain (loss)	5.33	6.47	(1.44)	4.06	5.96
Total from investment operations	6.13	7.21	(.85)	4.58	6.49
Distributions from net investment income	(.79)	(.60)	(.62)	(.52)	(.39)
Distributions from net realized gain	(4.06)	(1.80)	(1.61)	(2.44)	(2.91)
Total distributions	(4.86)B	(2.40)	(2.23)	(2.96)	(3.30)
Redemption fees added to paid in capitalA	–	–C	–C	–C	–C
Net asset value, end of period	$55.65	$54.38	$49.57	$52.65	$51.03
Total ReturnD	12.07%	15.17%	(1.48)%	9.32%	14.42%
Ratios to Average Net AssetsE,F
Expenses before reductions	.62%	.67%	.88%	.79%	.82%
Expenses net of fee waivers, if any	.62%	.67%	.88%	.79%	.82%
Expenses net of all reductions	.62%	.67%	.88%	.79%	.82%
Net investment income (loss)	1.48%	1.46%	1.24%	1.02%	1.07%
Supplemental Data
Net assets, end of period (in millions)	$28,809	$28,334	$28,524	$30,150	$30,576
Portfolio turnover rateG,H	11%	8%	9%	9%	12%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.86 per share is comprised of distributions from net investment income of $.793 and distributions from net realized gain of $4.064 per share.

 C Amount represents less than $.005 per share.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Low-Priced Stock Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$54.36	$49.56	$52.64	$51.02	$47.83
Income from Investment Operations
Net investment income (loss)A	.85	.79	.64	.57	.58
Net realized and unrealized gain (loss)	5.33	6.46	(1.44)	4.06	5.96
Total from investment operations	6.18	7.25	(.80)	4.63	6.54
Distributions from net investment income	(.84)	(.64)	(.67)	(.57)	(.44)
Distributions from net realized gain	(4.06)	(1.80)	(1.61)	(2.44)	(2.91)
Total distributions	(4.91)B	(2.45)C	(2.28)	(3.01)	(3.35)
Redemption fees added to paid in capitalA	–	–D	–D	–D	–D
Net asset value, end of period	$55.63	$54.36	$49.56	$52.64	$51.02
Total ReturnE	12.18%	15.27%	(1.38)%	9.44%	14.55%
Ratios to Average Net AssetsF,G
Expenses before reductions	.53%	.58%	.78%	.69%	.72%
Expenses net of fee waivers, if any	.53%	.58%	.78%	.69%	.72%
Expenses net of all reductions	.53%	.58%	.78%	.69%	.72%
Net investment income (loss)	1.57%	1.56%	1.34%	1.11%	1.17%
Supplemental Data
Net assets, end of period (in millions)	$7,601	$9,886	$11,489	$13,989	$16,198
Portfolio turnover rateH,I	11%	8%	9%	9%	12%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $4.91 per share is comprised of distributions from net investment income of $.842 and distributions from net realized gain of $4.064 per share.

 C Total distributions of $2.45 per share is comprised of distributions from net investment income of $.644 and distributions from net realized gain of $1.803 per share.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018
(Amounts in thousands except percentages)

1. Organization.

Fidelity Low-Priced Stock Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Low-Priced Stock and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in a cross-section of Fidelity funds, are marked-to-market and remain in the Fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees of $2,221 are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, respectively.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, deferred foreign income corporations, passive foreign investment companies (PFIC), redemptions in kind, partnerships, deferred trustees compensation and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$18,671,830
Gross unrealized depreciation	(1,233,048)
Net unrealized appreciation (depreciation)	$17,438,782
Tax Cost	$19,208,240

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$277,633
Undistributed long-term capital gain	$2,128,983
Net unrealized appreciation (depreciation) on securities and other investments	$17,438,552

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$649,155	$ 484,842
Long-term Capital Gains	2,751,487	1,422,236
Total	$3,400,642	$ 1,907,078

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $3,796,044 and $6,449,979, respectively.

Redemptions In-Kind. During the period, 31,696 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $1,710,031. The net realized gain of $1,005,957 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 11,577 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, including accrued interest, with a value of $587,646. The Fund had a net realized gain of $324,974 on investments delivered through the in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .35% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Low-Priced Stock as compared to its benchmark index, the Russell 2000 Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .47% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Low-Priced Stock, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Low-Priced Stock	$40,017.14
Class K	4,004.05
	$44,021

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .01%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $169 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 8,419 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash, included accrued interest, with a value of $456,638. The Fund had a net realized gain of $254,862 on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $6.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $109 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $15,076. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,783, including $286 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,007 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $393.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Low-Priced Stock	$422,624	$337,211
Class K	147,538	144,475
Total	$570,162	$481,686
From net realized gain
Low-Priced Stock	$2,113,153	$1,020,329
Class K	717,327	405,063
Total	$2,830,480	$1,425,392

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Low-Priced Stock
Shares sold	78,887	35,353	$4,286,318	$1,788,321
Reinvestment of distributions	45,637	25,783	2,359,539	1,255,306
Shares redeemed	(127,919)(a)	(115,449)	(6,976,877)(a)	(5,836,933)
Net increase (decrease)	(3,395)	(54,313)	$(331,020)	$(2,793,306)
Class K
Shares sold	23,375	28,345	$1,267,880	$1,441,213
Reinvestment of distributions	16,747	11,296	864,865	549,537
Shares redeemed	(85,363)(a)	(89,600)(b)	(4,617,593)(a)	(4,571,718)(b)
Net increase (decrease)	(45,241)	(49,959)	$(2,484,848)	$(2,580,968)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018, the statement of changes in net assets for each of the two years in the period ended July 31, 2018, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2018 and the financial highlights for each of the five years in the period ended July 31, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 18, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Low-Priced Stock	.61%
Actual		$1,000.00	$978.20	$2.99
Hypothetical-C		$1,000.00	$1,021.77	$3.06
Class K	.52%
Actual		$1,000.00	$978.70	$2.55
Hypothetical-C		$1,000.00	$1,022.22	$2.61

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Low-Priced Stock Fund
Low-Priced Stock	09/17/18	09/14/18	$0.427	$3.311
Class K	09/17/18	09/14/18	$0.457	$3.311

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $2,434,865,294, or, if subsequently determined to be different, the net capital gain of such year.

Low-Priced Stock designates 50% and 35%; Class K designates 47% and 34%; of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Low-Priced Stock designates 100% and 84%; Class K designates 100% and 81%; of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Low-Priced Stock Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LPS-K-ANN-0918
1.863395.109

Fidelity® Value Discovery Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Fidelity® Value Discovery Fund	6.19%	10.00%	8.56%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund, a class of the fund, on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See above for additional information regarding the performance of Fidelity® Value Discovery Fund.

Period Ending Values
$22,727	Fidelity® Value Discovery Fund
$23,668	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund's share classes gained roughly 6%, trailing the 9.91% result of the benchmark Russell 3000® Value Index. The fund's underperformance of the benchmark was due to ineffective stock picking, coupled with an unfavorable market backdrop for my style of investing. Security selection in the health care, financials and energy sectors were the largest relative detractors. Conversely, industry positioning – which derives from my bottom-up, stock-by-stock investment approach – helped the fund’s relative result, with an underweighting in the weak real estate group contributing most. My picks in consumer staples also provided a boost. On an individual basis, the biggest impact came from a non-benchmark equity position in Israeli drug maker Teva Pharmaceutical Industries, which returned -51% for the fund before I sold the position last fall. Over time, I concluded the company's challenges were too deep-rooted to justify further investment. Other detractors from the health care sector included drug store operator and pharmacy benefit management company CVS Health and drugmaker Allergan. Elsewhere, information-analytics company Nielsen Holdings also detracted. On the positive side, the biggest individual relative contributor stemmed from my decision to largely avoid benchmark component General Electric, which struggled amid numerous business challenges. Also, in consumer staples, we did not hold poor-performing benchmark stocks Procter & Gamble, a consumer-products company, and tobacco manufacturer Philip Morris International. It helped to overweight media company Twenty-First Century Fox, which was poised to be acquired by Disney. Both Fox and Disney were meaningful holdings in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	3.6
Wells Fargo & Co.	3.5
Exxon Mobil Corp.	2.9
Berkshire Hathaway, Inc. Class B	2.8
Comcast Corp. Class A	2.4
Amgen, Inc.	2.1
U.S. Bancorp	2.1
CVS Health Corp.	1.9
Verizon Communications, Inc.	1.9
United Technologies Corp.	1.8
25.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	26.0
Health Care	15.1
Energy	11.6
Consumer Discretionary	11.2
Information Technology	8.2

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	97.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

 * Foreign investments - 19.5%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Media - 9.6%
Cinemark Holdings, Inc.	417,979	$15,013,806
Comcast Corp. Class A	1,626,503	58,196,277
Entercom Communications Corp. Class A (a)	1,367,736	10,326,407
Interpublic Group of Companies, Inc.	1,251,945	28,231,360
Lions Gate Entertainment Corp. Class B	948,377	21,689,382
The Walt Disney Co.	320,808	36,430,956
Twenty-First Century Fox, Inc. Class A	929,433	41,824,485
WPP PLC	1,134,700	17,748,966
		229,461,639
Multiline Retail - 0.6%
Dollar General Corp.	154,900	15,203,435
Textiles, Apparel & Luxury Goods - 1.0%
PVH Corp.	147,928	22,709,907

TOTAL CONSUMER DISCRETIONARY		267,374,981

CONSUMER STAPLES - 8.2%
Beverages - 1.9%
C&C Group PLC	3,432,610	13,807,893
Coca-Cola European Partners PLC	270,600	11,159,544
PepsiCo, Inc.	167,635	19,278,025
		44,245,462
Food & Staples Retailing - 1.1%
Sysco Corp.	202,346	13,599,675
Walmart, Inc.	153,600	13,705,728
		27,305,403
Food Products - 3.8%
Kellogg Co.	319,186	22,671,782
Mondelez International, Inc.	263,700	11,439,306
Seaboard Corp.	2,189	7,963,582
The Hershey Co.	119,508	11,736,881
The J.M. Smucker Co.	330,261	36,698,602
		90,510,153
Tobacco - 1.4%
British American Tobacco PLC:
(United Kingdom)	195,900	10,769,077
sponsored ADR	412,452	22,594,121
		33,363,198

TOTAL CONSUMER STAPLES		195,424,216

ENERGY - 11.6%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	793,234	27,430,032
Dril-Quip, Inc. (b)	110,570	5,699,884
		33,129,916
Oil, Gas & Consumable Fuels - 10.2%
Chevron Corp.	326,337	41,206,573
Exxon Mobil Corp.	843,740	68,773,247
FLEX LNG Ltd. (a)(b)	5,399,800	8,109,647
GasLog Ltd.	256,608	4,323,845
GasLog Partners LP	780,682	19,634,152
Golar LNG Partners LP	1,185,160	19,448,476
Hoegh LNG Partners LP	389,395	7,164,868
Phillips 66 Co.	241,705	29,811,895
Suncor Energy, Inc.	478,600	20,154,290
Teekay Corp. (a)	885,992	6,175,364
Teekay LNG Partners LP	780,099	12,481,584
Teekay Offshore Partners LP	2,310,169	5,867,829
		243,151,770

TOTAL ENERGY		276,281,686

FINANCIALS - 26.0%
Banks - 12.0%
JPMorgan Chase & Co.	754,373	86,715,171
PNC Financial Services Group, Inc.	211,231	30,592,586
SunTrust Banks, Inc.	502,431	36,210,202
U.S. Bancorp	939,233	49,788,741
Wells Fargo & Co.	1,445,386	82,806,164
		286,112,864
Capital Markets - 2.2%
Goldman Sachs Group, Inc.	140,820	33,434,893
State Street Corp.	214,119	18,908,849
		52,343,742
Consumer Finance - 2.8%
Capital One Financial Corp.	206,532	19,480,098
Discover Financial Services	334,722	23,902,498
Synchrony Financial	751,107	21,737,037
		65,119,633
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (b)	342,360	67,742,773
Cannae Holdings, Inc. (b)	158,930	2,900,473
Standard Life PLC	2,046,576	8,389,107
		79,032,353
Insurance - 4.2%
Allstate Corp.	144,207	13,716,970
Chubb Ltd.	182,847	25,547,383
FNF Group	333,248	13,496,544
Prudential PLC	766,007	18,072,816
The Travelers Companies, Inc.	218,015	28,372,472
		99,206,185
Mortgage Real Estate Investment Trusts - 1.5%
AGNC Investment Corp.	670,611	13,056,796
Annaly Capital Management, Inc.	1,259,111	13,497,670
MFA Financial, Inc.	1,165,665	9,383,603
		35,938,069

TOTAL FINANCIALS		617,752,846

HEALTH CARE - 15.1%
Biotechnology - 3.5%
Amgen, Inc.	255,393	50,197,494
Dyax Corp. rights 12/31/19 (b)(c)	635,500	2,275,090
Shire PLC sponsored ADR	187,119	31,924,373
		84,396,957
Health Care Providers & Services - 6.5%
Aetna, Inc.	115,126	21,688,587
Anthem, Inc.	99,789	25,246,617
Cigna Corp.	178,964	32,109,721
CVS Health Corp.	701,265	45,484,048
McKesson Corp.	67,952	8,534,771
UnitedHealth Group, Inc.	84,700	21,447,734
		154,511,478
Pharmaceuticals - 5.1%
Allergan PLC	166,614	30,671,971
Bayer AG	337,020	37,519,484
Johnson & Johnson	83,380	11,049,518
Pfizer, Inc.	231,057	9,226,106
Roche Holding AG (participation certificate)	52,494	12,894,968
Sanofi SA sponsored ADR	451,242	19,565,853
		120,927,900

TOTAL HEALTH CARE		359,836,335

INDUSTRIALS - 5.9%
Aerospace & Defense - 2.8%
Harris Corp.	105,284	17,366,596
Huntington Ingalls Industries, Inc.	20,581	4,796,402
United Technologies Corp.	320,879	43,556,115
		65,719,113
Machinery - 1.1%
Allison Transmission Holdings, Inc.	205,004	9,635,188
Deere & Co.	121,988	17,662,643
		27,297,831
Professional Services - 0.7%
Dun & Bradstreet Corp.	26,117	3,287,869
Nielsen Holdings PLC	572,819	13,495,616
		16,783,485
Road & Rail - 1.3%
Union Pacific Corp.	200,972	30,123,693

TOTAL INDUSTRIALS		139,924,122

INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.8%
Cisco Systems, Inc.	559,571	23,664,258
F5 Networks, Inc. (b)	112,448	19,271,338
		42,935,596
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	235,034	21,992,131
Internet Software & Services - 2.4%
Alphabet, Inc. Class A (b)	26,348	32,334,793
comScore, Inc. (b)	616,916	12,338,320
eBay, Inc. (b)	367,469	12,291,838
		56,964,951
IT Services - 1.9%
Amdocs Ltd.	227,282	15,359,718
Cognizant Technology Solutions Corp. Class A	222,013	18,094,060
The Western Union Co.	622,494	12,549,479
		46,003,257
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	145,854	27,754,558

TOTAL INFORMATION TECHNOLOGY		195,650,493

MATERIALS - 4.5%
Chemicals - 3.1%
DowDuPont, Inc.	520,773	35,813,559
LyondellBasell Industries NV Class A	257,540	28,532,857
The Scotts Miracle-Gro Co. Class A	105,374	8,369,857
		72,716,273
Containers & Packaging - 1.4%
Ball Corp.	414,095	16,137,282
Graphic Packaging Holding Co.	1,204,939	17,507,764
		33,645,046

TOTAL MATERIALS		106,361,319

REAL ESTATE - 1.2%
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (b)	584,493	29,107,751
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	617,651	19,746,302
Verizon Communications, Inc.	876,918	45,284,046
		65,030,348
UTILITIES - 2.9%
Electric Utilities - 2.9%
Exelon Corp.	822,912	34,973,760
PPL Corp.	196,398	5,650,370
Xcel Energy, Inc.	614,152	28,779,163
		69,403,293
TOTAL COMMON STOCKS
(Cost $2,125,657,521)		2,322,147,390

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 1.96% (d)	60,340,640	60,352,708
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	14,066,735	14,068,142
TOTAL MONEY MARKET FUNDS
(Cost $74,421,287)		74,420,850
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,200,078,808)		2,396,568,240
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(15,421,344)
NET ASSETS - 100%		$2,381,146,896

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,539,223
Fidelity Securities Lending Cash Central Fund	322,883
Total	$1,862,106

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$267,374,981	$249,626,015	$17,748,966	$--
Consumer Staples	195,424,216	184,655,139	10,769,077	--
Energy	276,281,686	276,281,686	--	--
Financials	617,752,846	599,680,030	18,072,816	--
Health Care	359,836,335	307,146,793	50,414,452	2,275,090
Industrials	139,924,122	139,924,122	--	--
Information Technology	195,650,493	195,650,493	--	--
Materials	106,361,319	106,361,319	--	--
Real Estate	29,107,751	29,107,751	--	--
Telecommunication Services	65,030,348	65,030,348	--	--
Utilities	69,403,293	69,403,293	--	--
Money Market Funds	74,420,850	74,420,850	--	--
Total Investments in Securities:	$2,396,568,240	$2,297,287,839	$97,005,311	$2,275,090

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$36,277,432
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.5%
United Kingdom	3.6%
Marshall Islands	3.0%
Switzerland	2.5%
Bailiwick of Jersey	2.1%
Ireland	1.9%
Canada	1.7%
Germany	1.6%
Netherlands	1.2%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $13,601,659) — See accompanying schedule: Unaffiliated issuers (cost $2,125,657,521)	$2,322,147,390
Fidelity Central Funds (cost $74,421,287)	74,420,850
Total Investment in Securities (cost $2,200,078,808)		$2,396,568,240
Receivable for investments sold		7,836,089
Receivable for fund shares sold		1,157,449
Dividends receivable		2,283,747
Distributions receivable from Fidelity Central Funds		117,038
Prepaid expenses		5,799
Other receivables		51,014
Total assets		2,408,019,376
Liabilities
Payable for fund shares redeemed	$11,601,089
Accrued management fee	784,064
Other affiliated payables	360,655
Other payables and accrued expenses	60,580
Collateral on securities loaned	14,066,092
Total liabilities		26,872,480
Net Assets		$2,381,146,896
Net Assets consist of:
Paid in capital		$2,148,155,963
Undistributed net investment income		22,670,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,826,461
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		196,493,995
Net Assets		$2,381,146,896
Value Discovery:
Net Asset Value, offering price and redemption price per share ($2,313,811,459 ÷ 79,097,168 shares)		$29.25
Class K:
Net Asset Value, offering price and redemption price per share ($67,335,437 ÷ 2,299,644 shares)		$29.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$68,659,917
Income from Fidelity Central Funds		1,862,106
Total income		70,522,023
Expenses
Management fee
Basic fee	$17,541,221
Performance adjustment	(1,772,182)
Transfer agent fees	5,299,510
Accounting and security lending fees	933,282
Custodian fees and expenses	53,895
Independent trustees' fees and expenses	14,003
Registration fees	129,153
Audit	50,290
Legal	10,076
Interest	2,407
Miscellaneous	22,533
Total expenses before reductions	22,284,188
Expense reductions	(202,864)
Total expenses after reductions		22,081,324
Net investment income (loss)		48,440,699
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,402,597
Redemptions in-kind with affiliated entities	237,440,352
Fidelity Central Funds	20,271
Foreign currency transactions	(147,043)
Total net realized gain (loss)		261,716,177
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(116,435,255)
Fidelity Central Funds	(19,343)
Assets and liabilities in foreign currencies	(12,411)
Total change in net unrealized appreciation (depreciation)		(116,467,009)
Net gain (loss)		145,249,168
Net increase (decrease) in net assets resulting from operations		$193,689,867

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,440,699	$32,580,564
Net realized gain (loss)	261,716,177	133,084,183
Change in net unrealized appreciation (depreciation)	(116,467,009)	205,438,984
Net increase (decrease) in net assets resulting from operations	193,689,867	371,103,731
Distributions to shareholders from net investment income	(38,872,556)	(23,479,663)
Distributions to shareholders from net realized gain	(29,026,203)	(411,905)
Total distributions	(67,898,759)	(23,891,568)
Share transactions - net increase (decrease)	(566,361,059)	539,346,673
Total increase (decrease) in net assets	(440,569,951)	886,558,836
Net Assets
Beginning of period	2,821,716,847	1,935,158,011
End of period	$2,381,146,896	$2,821,716,847
Other Information
Undistributed net investment income end of period	$22,670,477	$15,946,340

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.10	$24.16	$24.99	$23.32	$19.93
Income from Investment Operations
Net investment income (loss)A	.42	.38	.34	.66B	.31
Net realized and unrealized gain (loss)	1.28	3.86	(.38)C	1.35	3.34
Total from investment operations	1.70	4.24	(.04)	2.01	3.65
Distributions from net investment income	(.31)	(.29)	(.47)	(.32)	(.26)
Distributions from net realized gain	(.24)	(.01)	(.32)	(.02)	–
Total distributions	(.55)	(.30)	(.79)	(.34)	(.26)
Net asset value, end of period	$29.25	$28.10	$24.16	$24.99	$23.32
Total ReturnD	6.19%	17.70%	.05%	8.68%	18.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.75%	.86%	.84%	.80%
Expenses net of fee waivers, if any	.69%	.75%	.86%	.84%	.80%
Expenses net of all reductions	.69%	.75%	.86%	.84%	.80%
Net investment income (loss)	1.50%	1.44%	1.46%	2.69%B	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$2,313,811	$2,708,049	$1,712,212	$1,205,423	$686,767
Portfolio turnover rateG	33%H	32%H	41%	45%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Value Discovery Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.11	$24.17	$24.99	$23.32	$19.93
Income from Investment Operations
Net investment income (loss)A	.46	.41	.38	.69B	.34
Net realized and unrealized gain (loss)	1.28	3.86	(.38)C	1.34	3.34
Total from investment operations	1.74	4.27	–D	2.03	3.68
Distributions from net investment income	(.33)	(.32)	(.50)	(.34)	(.29)
Distributions from net realized gain	(.24)	(.01)	(.32)	(.02)	–
Total distributions	(.57)	(.33)	(.82)	(.36)	(.29)
Net asset value, end of period	$29.28	$28.11	$24.17	$24.99	$23.32
Total ReturnE	6.34%	17.82%	.24%	8.80%	18.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.57%	.63%	.70%	.71%	.66%
Expenses net of fee waivers, if any	.57%	.63%	.70%	.71%	.66%
Expenses net of all reductions	.56%	.63%	.70%	.71%	.66%
Net investment income (loss)	1.62%	1.56%	1.62%	2.82%B	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$67,335	$113,668	$222,946	$196,460	$114,246
Portfolio turnover rateH	33%I	32%I	41%	45%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.75%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$296,172,300
Gross unrealized depreciation	(98,400,026)
Net unrealized appreciation (depreciation)	$197,772,274
Tax Cost	$2,198,795,966

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,668,919
Undistributed long-term capital gain	$12,543,619
Net unrealized appreciation (depreciation) on securities and other investments	$196,778,394

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$54,465,144	$ 23,891,568
Long-term Capital Gains	13,433,615	–
Total	$67,898,759	$ 23,891,568

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,709,514,122 and $1,018,846,085, respectively.

Redemptions In-Kind. During the period, 1,238,087 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, with a value of $35,289,423. The net realized gain of $8,392,283 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$5,259,000.17
Class K	40,510.05
	$5,299,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37,564 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$14,847,000	1.95%	$2,407

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 41,999,841 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $1,195,735,469. The net realized gain of $237,440,352 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 10,568,389 shares of the Fund held by an affiliated entity were redeemed in kind for investments and cash with a value of $296,760,364. The Fund had a net realized gain of $79,326,353 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $39,027.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,356 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $322,883. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $163,446 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,337.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37,081.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Value Discovery	$37,659,342	$21,711,684
Class K	1,213,214	1,767,979
Total	$38,872,556	$23,479,663
From net realized gain
Value Discovery	$28,024,993	$386,628
Class K	1,001,210	25,277
Total	$29,026,203	$411,905

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Value Discovery
Shares sold	92,576,036	42,512,937	$2,602,748,985	$1,119,827,793
Reinvestment of distributions	2,218,173	841,053	60,950,359	21,118,287
Shares redeemed	(112,066,142)	(17,858,879)	(3,180,236,752)	(463,345,362)
Net increase (decrease)	(17,271,933)	25,495,111	$(516,537,408)	$677,600,718
Class K
Shares sold	898,035	11,452,291	$25,342,830	$310,987,862
Reinvestment of distributions	80,757	71,873	2,214,424	1,793,256
Shares redeemed	(2,722,401)(a)	(16,704,580)(b)	(77,380,905)(a)	(451,035,163)(b)
Net increase (decrease)	(1,743,609)	(5,180,416)	$(49,823,651)	$(138,254,045)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 12, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Value Discovery	.65%
Actual		$1,000.00	$974.00	$3.18
Hypothetical-C		$1,000.00	$1,021.57	$3.26
Class K	.53%
Actual		$1,000.00	$974.70	$2.59
Hypothetical-C		$1,000.00	$1,022.17	$2.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Value Discovery Fund
Value Discovery	09/10/18	09/07/18	$0.296	$0.156
Class K	09/10/18	09/07/18	$0.324	$0.156

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $13,085,210, or, if subsequently determined to be different, the net capital gain of such year.

Value Discovery designates 63% and 92%; and Class K designates 62% and 86% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Value Discovery designates 90% and 100%; and Class K designates 88% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Value Discovery Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FVD-ANN-0918
1.788864.115

Fidelity® Value Discovery Fund Class K Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Past 10 years
Class K	6.34%	10.16%	8.74%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery Fund - Class K on July 31, 2008.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

See above for additional information regarding the performance of Class K.

Period Ending Values
$23,121	Fidelity® Value Discovery Fund - Class K
$23,668	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund's share classes gained roughly 6%, trailing the 9.91% result of the benchmark Russell 3000® Value Index. The fund's underperformance of the benchmark was due to ineffective stock picking, coupled with an unfavorable market backdrop for my style of investing. Security selection in the health care, financials and energy sectors were the largest relative detractors. Conversely, industry positioning – which derives from my bottom-up, stock-by-stock investment approach – helped the fund’s relative result, with an underweighting in the weak real estate group contributing most. My picks in consumer staples also provided a boost. On an individual basis, the biggest impact came from a non-benchmark equity position in Israeli drug maker Teva Pharmaceutical Industries, which returned -51% for the fund before I sold the position last fall. Over time, I concluded the company's challenges were too deep-rooted to justify further investment. Other detractors from the health care sector included drug store operator and pharmacy benefit management company CVS Health and drugmaker Allergan. Elsewhere, information-analytics company Nielsen Holdings also detracted. On the positive side, the biggest individual relative contributor stemmed from my decision to largely avoid benchmark component General Electric, which struggled amid numerous business challenges. Also, in consumer staples, we did not hold poor-performing benchmark stocks Procter & Gamble, a consumer-products company, and tobacco manufacturer Philip Morris International. It helped to overweight media company Twenty-First Century Fox, which was poised to be acquired by Disney. Both Fox and Disney were meaningful holdings in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	3.6
Wells Fargo & Co.	3.5
Exxon Mobil Corp.	2.9
Berkshire Hathaway, Inc. Class B	2.8
Comcast Corp. Class A	2.4
Amgen, Inc.	2.1
U.S. Bancorp	2.1
CVS Health Corp.	1.9
Verizon Communications, Inc.	1.9
United Technologies Corp.	1.8
25.0

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	26.0
Health Care	15.1
Energy	11.6
Consumer Discretionary	11.2
Information Technology	8.2

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	97.5%
Short-Term Investments and Net Other Assets (Liabilities)	2.5%

 * Foreign investments - 19.5%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Media - 9.6%
Cinemark Holdings, Inc.	417,979	$15,013,806
Comcast Corp. Class A	1,626,503	58,196,277
Entercom Communications Corp. Class A (a)	1,367,736	10,326,407
Interpublic Group of Companies, Inc.	1,251,945	28,231,360
Lions Gate Entertainment Corp. Class B	948,377	21,689,382
The Walt Disney Co.	320,808	36,430,956
Twenty-First Century Fox, Inc. Class A	929,433	41,824,485
WPP PLC	1,134,700	17,748,966
		229,461,639
Multiline Retail - 0.6%
Dollar General Corp.	154,900	15,203,435
Textiles, Apparel & Luxury Goods - 1.0%
PVH Corp.	147,928	22,709,907

TOTAL CONSUMER DISCRETIONARY		267,374,981

CONSUMER STAPLES - 8.2%
Beverages - 1.9%
C&C Group PLC	3,432,610	13,807,893
Coca-Cola European Partners PLC	270,600	11,159,544
PepsiCo, Inc.	167,635	19,278,025
		44,245,462
Food & Staples Retailing - 1.1%
Sysco Corp.	202,346	13,599,675
Walmart, Inc.	153,600	13,705,728
		27,305,403
Food Products - 3.8%
Kellogg Co.	319,186	22,671,782
Mondelez International, Inc.	263,700	11,439,306
Seaboard Corp.	2,189	7,963,582
The Hershey Co.	119,508	11,736,881
The J.M. Smucker Co.	330,261	36,698,602
		90,510,153
Tobacco - 1.4%
British American Tobacco PLC:
(United Kingdom)	195,900	10,769,077
sponsored ADR	412,452	22,594,121
		33,363,198

TOTAL CONSUMER STAPLES		195,424,216

ENERGY - 11.6%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	793,234	27,430,032
Dril-Quip, Inc. (b)	110,570	5,699,884
		33,129,916
Oil, Gas & Consumable Fuels - 10.2%
Chevron Corp.	326,337	41,206,573
Exxon Mobil Corp.	843,740	68,773,247
FLEX LNG Ltd. (a)(b)	5,399,800	8,109,647
GasLog Ltd.	256,608	4,323,845
GasLog Partners LP	780,682	19,634,152
Golar LNG Partners LP	1,185,160	19,448,476
Hoegh LNG Partners LP	389,395	7,164,868
Phillips 66 Co.	241,705	29,811,895
Suncor Energy, Inc.	478,600	20,154,290
Teekay Corp. (a)	885,992	6,175,364
Teekay LNG Partners LP	780,099	12,481,584
Teekay Offshore Partners LP	2,310,169	5,867,829
		243,151,770

TOTAL ENERGY		276,281,686

FINANCIALS - 26.0%
Banks - 12.0%
JPMorgan Chase & Co.	754,373	86,715,171
PNC Financial Services Group, Inc.	211,231	30,592,586
SunTrust Banks, Inc.	502,431	36,210,202
U.S. Bancorp	939,233	49,788,741
Wells Fargo & Co.	1,445,386	82,806,164
		286,112,864
Capital Markets - 2.2%
Goldman Sachs Group, Inc.	140,820	33,434,893
State Street Corp.	214,119	18,908,849
		52,343,742
Consumer Finance - 2.8%
Capital One Financial Corp.	206,532	19,480,098
Discover Financial Services	334,722	23,902,498
Synchrony Financial	751,107	21,737,037
		65,119,633
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (b)	342,360	67,742,773
Cannae Holdings, Inc. (b)	158,930	2,900,473
Standard Life PLC	2,046,576	8,389,107
		79,032,353
Insurance - 4.2%
Allstate Corp.	144,207	13,716,970
Chubb Ltd.	182,847	25,547,383
FNF Group	333,248	13,496,544
Prudential PLC	766,007	18,072,816
The Travelers Companies, Inc.	218,015	28,372,472
		99,206,185
Mortgage Real Estate Investment Trusts - 1.5%
AGNC Investment Corp.	670,611	13,056,796
Annaly Capital Management, Inc.	1,259,111	13,497,670
MFA Financial, Inc.	1,165,665	9,383,603
		35,938,069

TOTAL FINANCIALS		617,752,846

HEALTH CARE - 15.1%
Biotechnology - 3.5%
Amgen, Inc.	255,393	50,197,494
Dyax Corp. rights 12/31/19 (b)(c)	635,500	2,275,090
Shire PLC sponsored ADR	187,119	31,924,373
		84,396,957
Health Care Providers & Services - 6.5%
Aetna, Inc.	115,126	21,688,587
Anthem, Inc.	99,789	25,246,617
Cigna Corp.	178,964	32,109,721
CVS Health Corp.	701,265	45,484,048
McKesson Corp.	67,952	8,534,771
UnitedHealth Group, Inc.	84,700	21,447,734
		154,511,478
Pharmaceuticals - 5.1%
Allergan PLC	166,614	30,671,971
Bayer AG	337,020	37,519,484
Johnson & Johnson	83,380	11,049,518
Pfizer, Inc.	231,057	9,226,106
Roche Holding AG (participation certificate)	52,494	12,894,968
Sanofi SA sponsored ADR	451,242	19,565,853
		120,927,900

TOTAL HEALTH CARE		359,836,335

INDUSTRIALS - 5.9%
Aerospace & Defense - 2.8%
Harris Corp.	105,284	17,366,596
Huntington Ingalls Industries, Inc.	20,581	4,796,402
United Technologies Corp.	320,879	43,556,115
		65,719,113
Machinery - 1.1%
Allison Transmission Holdings, Inc.	205,004	9,635,188
Deere & Co.	121,988	17,662,643
		27,297,831
Professional Services - 0.7%
Dun & Bradstreet Corp.	26,117	3,287,869
Nielsen Holdings PLC	572,819	13,495,616
		16,783,485
Road & Rail - 1.3%
Union Pacific Corp.	200,972	30,123,693

TOTAL INDUSTRIALS		139,924,122

INFORMATION TECHNOLOGY - 8.2%
Communications Equipment - 1.8%
Cisco Systems, Inc.	559,571	23,664,258
F5 Networks, Inc. (b)	112,448	19,271,338
		42,935,596
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	235,034	21,992,131
Internet Software & Services - 2.4%
Alphabet, Inc. Class A (b)	26,348	32,334,793
comScore, Inc. (b)	616,916	12,338,320
eBay, Inc. (b)	367,469	12,291,838
		56,964,951
IT Services - 1.9%
Amdocs Ltd.	227,282	15,359,718
Cognizant Technology Solutions Corp. Class A	222,013	18,094,060
The Western Union Co.	622,494	12,549,479
		46,003,257
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	145,854	27,754,558

TOTAL INFORMATION TECHNOLOGY		195,650,493

MATERIALS - 4.5%
Chemicals - 3.1%
DowDuPont, Inc.	520,773	35,813,559
LyondellBasell Industries NV Class A	257,540	28,532,857
The Scotts Miracle-Gro Co. Class A	105,374	8,369,857
		72,716,273
Containers & Packaging - 1.4%
Ball Corp.	414,095	16,137,282
Graphic Packaging Holding Co.	1,204,939	17,507,764
		33,645,046

TOTAL MATERIALS		106,361,319

REAL ESTATE - 1.2%
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (b)	584,493	29,107,751
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	617,651	19,746,302
Verizon Communications, Inc.	876,918	45,284,046
		65,030,348
UTILITIES - 2.9%
Electric Utilities - 2.9%
Exelon Corp.	822,912	34,973,760
PPL Corp.	196,398	5,650,370
Xcel Energy, Inc.	614,152	28,779,163
		69,403,293
TOTAL COMMON STOCKS
(Cost $2,125,657,521)		2,322,147,390

Money Market Funds - 3.1%
Fidelity Cash Central Fund, 1.96% (d)	60,340,640	60,352,708
Fidelity Securities Lending Cash Central Fund 1.97% (d)(e)	14,066,735	14,068,142
TOTAL MONEY MARKET FUNDS
(Cost $74,421,287)		74,420,850
TOTAL INVESTMENT IN SECURITIES - 100.6%
(Cost $2,200,078,808)		2,396,568,240
NET OTHER ASSETS (LIABILITIES) - (0.6)%		(15,421,344)
NET ASSETS - 100%		$2,381,146,896

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Level 3 security

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,539,223
Fidelity Securities Lending Cash Central Fund	322,883
Total	$1,862,106

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$267,374,981	$249,626,015	$17,748,966	$--
Consumer Staples	195,424,216	184,655,139	10,769,077	--
Energy	276,281,686	276,281,686	--	--
Financials	617,752,846	599,680,030	18,072,816	--
Health Care	359,836,335	307,146,793	50,414,452	2,275,090
Industrials	139,924,122	139,924,122	--	--
Information Technology	195,650,493	195,650,493	--	--
Materials	106,361,319	106,361,319	--	--
Real Estate	29,107,751	29,107,751	--	--
Telecommunication Services	65,030,348	65,030,348	--	--
Utilities	69,403,293	69,403,293	--	--
Money Market Funds	74,420,850	74,420,850	--	--
Total Investments in Securities:	$2,396,568,240	$2,297,287,839	$97,005,311	$2,275,090

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$36,277,432
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.5%
United Kingdom	3.6%
Marshall Islands	3.0%
Switzerland	2.5%
Bailiwick of Jersey	2.1%
Ireland	1.9%
Canada	1.7%
Germany	1.6%
Netherlands	1.2%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $13,601,659) — See accompanying schedule: Unaffiliated issuers (cost $2,125,657,521)	$2,322,147,390
Fidelity Central Funds (cost $74,421,287)	74,420,850
Total Investment in Securities (cost $2,200,078,808)		$2,396,568,240
Receivable for investments sold		7,836,089
Receivable for fund shares sold		1,157,449
Dividends receivable		2,283,747
Distributions receivable from Fidelity Central Funds		117,038
Prepaid expenses		5,799
Other receivables		51,014
Total assets		2,408,019,376
Liabilities
Payable for fund shares redeemed	$11,601,089
Accrued management fee	784,064
Other affiliated payables	360,655
Other payables and accrued expenses	60,580
Collateral on securities loaned	14,066,092
Total liabilities		26,872,480
Net Assets		$2,381,146,896
Net Assets consist of:
Paid in capital		$2,148,155,963
Undistributed net investment income		22,670,477
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		13,826,461
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		196,493,995
Net Assets		$2,381,146,896
Value Discovery:
Net Asset Value, offering price and redemption price per share ($2,313,811,459 ÷ 79,097,168 shares)		$29.25
Class K:
Net Asset Value, offering price and redemption price per share ($67,335,437 ÷ 2,299,644 shares)		$29.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$68,659,917
Income from Fidelity Central Funds		1,862,106
Total income		70,522,023
Expenses
Management fee
Basic fee	$17,541,221
Performance adjustment	(1,772,182)
Transfer agent fees	5,299,510
Accounting and security lending fees	933,282
Custodian fees and expenses	53,895
Independent trustees' fees and expenses	14,003
Registration fees	129,153
Audit	50,290
Legal	10,076
Interest	2,407
Miscellaneous	22,533
Total expenses before reductions	22,284,188
Expense reductions	(202,864)
Total expenses after reductions		22,081,324
Net investment income (loss)		48,440,699
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	24,402,597
Redemptions in-kind with affiliated entities	237,440,352
Fidelity Central Funds	20,271
Foreign currency transactions	(147,043)
Total net realized gain (loss)		261,716,177
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	(116,435,255)
Fidelity Central Funds	(19,343)
Assets and liabilities in foreign currencies	(12,411)
Total change in net unrealized appreciation (depreciation)		(116,467,009)
Net gain (loss)		145,249,168
Net increase (decrease) in net assets resulting from operations		$193,689,867

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$48,440,699	$32,580,564
Net realized gain (loss)	261,716,177	133,084,183
Change in net unrealized appreciation (depreciation)	(116,467,009)	205,438,984
Net increase (decrease) in net assets resulting from operations	193,689,867	371,103,731
Distributions to shareholders from net investment income	(38,872,556)	(23,479,663)
Distributions to shareholders from net realized gain	(29,026,203)	(411,905)
Total distributions	(67,898,759)	(23,891,568)
Share transactions - net increase (decrease)	(566,361,059)	539,346,673
Total increase (decrease) in net assets	(440,569,951)	886,558,836
Net Assets
Beginning of period	2,821,716,847	1,935,158,011
End of period	$2,381,146,896	$2,821,716,847
Other Information
Undistributed net investment income end of period	$22,670,477	$15,946,340

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.10	$24.16	$24.99	$23.32	$19.93
Income from Investment Operations
Net investment income (loss)A	.42	.38	.34	.66B	.31
Net realized and unrealized gain (loss)	1.28	3.86	(.38)C	1.35	3.34
Total from investment operations	1.70	4.24	(.04)	2.01	3.65
Distributions from net investment income	(.31)	(.29)	(.47)	(.32)	(.26)
Distributions from net realized gain	(.24)	(.01)	(.32)	(.02)	–
Total distributions	(.55)	(.30)	(.79)	(.34)	(.26)
Net asset value, end of period	$29.25	$28.10	$24.16	$24.99	$23.32
Total ReturnD	6.19%	17.70%	.05%	8.68%	18.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.69%	.75%	.86%	.84%	.80%
Expenses net of fee waivers, if any	.69%	.75%	.86%	.84%	.80%
Expenses net of all reductions	.69%	.75%	.86%	.84%	.80%
Net investment income (loss)	1.50%	1.44%	1.46%	2.69%B	1.44%
Supplemental Data
Net assets, end of period (000 omitted)	$2,313,811	$2,708,049	$1,712,212	$1,205,423	$686,767
Portfolio turnover rateG	33%H	32%H	41%	45%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.62%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 H Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Fidelity Value Discovery Fund Class K

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$28.11	$24.17	$24.99	$23.32	$19.93
Income from Investment Operations
Net investment income (loss)A	.46	.41	.38	.69B	.34
Net realized and unrealized gain (loss)	1.28	3.86	(.38)C	1.34	3.34
Total from investment operations	1.74	4.27	–D	2.03	3.68
Distributions from net investment income	(.33)	(.32)	(.50)	(.34)	(.29)
Distributions from net realized gain	(.24)	(.01)	(.32)	(.02)	–
Total distributions	(.57)	(.33)	(.82)	(.36)	(.29)
Net asset value, end of period	$29.28	$28.11	$24.17	$24.99	$23.32
Total ReturnE	6.34%	17.82%	.24%	8.80%	18.71%
Ratios to Average Net AssetsF,G
Expenses before reductions	.57%	.63%	.70%	.71%	.66%
Expenses net of fee waivers, if any	.57%	.63%	.70%	.71%	.66%
Expenses net of all reductions	.56%	.63%	.70%	.71%	.66%
Net investment income (loss)	1.62%	1.56%	1.62%	2.82%B	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$67,335	$113,668	$222,946	$196,460	$114,246
Portfolio turnover rateH	33%I	32%I	41%	45%	58%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.26 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.75%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D Amount represents less than $.005 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Value Discovery Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund offers Value Discovery and Class K shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), redemptions in kind, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$296,172,300
Gross unrealized depreciation	(98,400,026)
Net unrealized appreciation (depreciation)	$197,772,274
Tax Cost	$2,198,795,966

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$23,668,919
Undistributed long-term capital gain	$12,543,619
Net unrealized appreciation (depreciation) on securities and other investments	$196,778,394

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$54,465,144	$ 23,891,568
Long-term Capital Gains	13,433,615	–
Total	$67,898,759	$ 23,891,568

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $1,709,514,122 and $1,018,846,085, respectively.

Redemptions In-Kind. During the period, 1,238,087 shares of the Fund held by unaffiliated entities were redeemed in-kind for investments and cash, with a value of $35,289,423. The net realized gain of $8,392,283 on investments delivered through the in-kind redemptions is included in the accompanying Statement of Operations. The amount of the redemptions is included in share transactions activity shown in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .24% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by the investment adviser, including any mutual funds previously advised by the investment adviser that are currently advised by Fidelity SelectCo, LLC, an affiliate of the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of +/- .20% of the Fund's average net assets over a 36 month performance period). The upward or downward adjustment to the management fee is based on the relative investment performance of Value Discovery as compared to its benchmark index, the Russell 3000 Value Index, over the same 36 month performance period. For the reporting period, the total annual management fee rate, including the performance adjustment, was .49% of the Fund's average net assets. The performance adjustment included in the management fee rate may be higher or lower than the maximum performance adjustment rate due to the difference between the average net assets for the reporting and performance periods.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of the investment adviser, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Discovery, except for Class K. FIIOC receives an asset-based fee of Class K's average net assets. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements.

For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Value Discovery	$5,259,000.17
Class K	40,510.05
	$5,299,510

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions. For the period, the fees were equivalent to an annual rate of .03%.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $37,564 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$14,847,000	1.95%	$2,407

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Redemptions In-Kind. During the period, 41,999,841 shares of the Fund held by an affiliated entity were redeemed in-kind for investments and cash with a value of $1,195,735,469. The net realized gain of $237,440,352 on investments delivered through in-kind redemptions is included in the accompanying Statement of Operations. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Prior Fiscal Year Redemptions In-Kind. During the prior period, 10,568,389 shares of the Fund held by an affiliated entity were redeemed in kind for investments and cash with a value of $296,760,364. The Fund had a net realized gain of $79,326,353 on investments delivered through in-kind redemptions. The amount of in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $39,027.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $9,356 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $322,883. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $163,446 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2,337.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $37,081.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Value Discovery	$37,659,342	$21,711,684
Class K	1,213,214	1,767,979
Total	$38,872,556	$23,479,663
From net realized gain
Value Discovery	$28,024,993	$386,628
Class K	1,001,210	25,277
Total	$29,026,203	$411,905

10. Share Transactions.

Share transactions for each class were as follows and may contain automatic conversions between classes or exchanges between affiliated funds:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Value Discovery
Shares sold	92,576,036	42,512,937	$2,602,748,985	$1,119,827,793
Reinvestment of distributions	2,218,173	841,053	60,950,359	21,118,287
Shares redeemed	(112,066,142)	(17,858,879)	(3,180,236,752)	(463,345,362)
Net increase (decrease)	(17,271,933)	25,495,111	$(516,537,408)	$677,600,718
Class K
Shares sold	898,035	11,452,291	$25,342,830	$310,987,862
Reinvestment of distributions	80,757	71,873	2,214,424	1,793,256
Shares redeemed	(2,722,401)(a)	(16,704,580)(b)	(77,380,905)(a)	(451,035,163)(b)
Net increase (decrease)	(1,743,609)	(5,180,416)	$(49,823,651)	$(138,254,045)

 (a) Amount includes in-kind redemptions (see the Redemptions In-Kind note for additional details).

 (b) Amount includes in-kind redemptions (see the Prior Fiscal Year Redemptions In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 12, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Value Discovery	.65%
Actual		$1,000.00	$974.00	$3.18
Hypothetical-C		$1,000.00	$1,021.57	$3.26
Class K	.53%
Actual		$1,000.00	$974.70	$2.59
Hypothetical-C		$1,000.00	$1,022.17	$2.66

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Value Discovery Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Fidelity Value Discovery Fund
Value Discovery	09/10/18	09/07/18	$0.296	$0.156
Class K	09/10/18	09/07/18	$0.324	$0.156

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $13,085,210, or, if subsequently determined to be different, the net capital gain of such year.

Value Discovery designates 63% and 92%; and Class K designates 62% and 86% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

Value Discovery designates 90% and 100%; and Class K designates 88% and 100% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Value Discovery Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FVD-K-ANN-0918
1.863359.109

Fidelity® Series Intrinsic Opportunities Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Past 5 years	Life of fundA
Fidelity® Series Intrinsic Opportunities Fund	13.82%	12.14%	15.64%

 A From December 6, 2012

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Series Intrinsic Opportunities Fund on December 6, 2012, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$22,736	Fidelity® Series Intrinsic Opportunities Fund
$22,282	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Joel Tillinghast:  For the fiscal year, the fund gained 13.82%, trailing the 16.39% return of the benchmark Russell 3000® Index. Versus the benchmark, stock selection was the primary detractor, with my choices in the retailing and software & services industries hurting most. In retailing, the fund's lack of ownership of e-commerce firm and benchmark component Amazon.com was the top relative detractor the past year. Although Amazon's share price rallied 80%, this stock's valuation and other characteristics did not meet the investment criteria we focus on. Similarly, relative performance was held back by largely avoiding software manufacturer Microsoft, a stock that gained 49% the past year. The fund's sizable allocation to cash – at about 11% of assets, on average – amid a rising equity market also hindered our relative result. Furthermore, our foreign holdings detracted overall, in part due to the strength of the U.S. dollar. Conversely, stock selection in the health care equipment & services and household & personal products groups added value. In the former category, a large position in health insurance company Anthem proved to be the fund's biggest individual contributor. Anthem's stock benefited from a series of better-than-expected quarterly earnings reports, fueled in part by membership growth, and investors responded positively to the company's share buybacks in the first half of 2018. Anthem was our largest holding. The fund's relative result also benefited from not owning a position in industrial conglomerate General Electric, a benchmark constituent that returned -45% the past year. GE reported a $15 billion shortfall in its insurance reserves and continued to suffer lackluster performance in its oil-and-gas and power-generation businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Anthem, Inc.	4.8
Amgen, Inc.	2.6
UnitedHealth Group, Inc.	2.3
Itochu Corp.	2.2
Best Buy Co., Inc.	1.9
The Western Union Co.	1.9
MetLife, Inc.	1.8
United Therapeutics Corp.	1.7
Aetna, Inc.	1.6
John David Group PLC	1.4
22.2

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Health Care	21.1
Consumer Discretionary	20.7
Financials	14.4
Energy	9.3
Information Technology	8.5

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	91.5%
Short-Term Investments and Net Other Assets (Liabilities)	8.5%

 * Foreign investments - 42.1%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 91.4%
	Shares	Value
CONSUMER DISCRETIONARY - 20.7%
Auto Components - 2.7%
Adient PLC	135,000	$6,430,050
ASTI Corp.	30,000	652,238
Chita Kogyo Co. Ltd.	10,000	85,409
Cooper Tire & Rubber Co. (a)	750,000	21,412,500
DaikyoNishikawa Corp.	50,000	740,509
Dongah Tire & Rubber Co. Ltd.	42,120	1,274,793
Eagle Industry Co. Ltd.	300,000	4,850,870
Exedy Corp.	15,000	480,928
Fukoku Co. Ltd.	275,000	2,459,420
G-Tekt Corp. (b)	2,700,000	46,772,794
Gentex Corp.	200,000	4,640,000
Hi-Lex Corp.	249,937	6,209,587
Hu Lane Associate, Inc.	50,000	219,090
Hyundai Mobis	925,000	189,407,887
IJT Technology Holdings Co. Ltd.	1,225,000	9,213,656
INFAC Corp.	362,529	1,465,132
Linamar Corp.	5,000	228,504
Murakami Corp.	35,000	954,702
Piolax, Inc.	924,000	22,402,755
Seoyon Co. Ltd.	425,000	1,839,744
Seoyon E-Hwa Co., Ltd.	685,725	4,052,261
SL Corp.	15,000	275,490
Strattec Security Corp.	40,000	1,320,000
TBK Co. Ltd. (b)	1,800,000	8,242,186
The Furukawa Battery Co. Ltd.	150,000	1,231,498
TPR Co. Ltd.	825,000	20,887,850
Yorozu Corp. (b)	1,852,000	29,416,018
		387,165,871
Automobiles - 0.7%
Audi AG	26,000	22,194,263
Fiat Chrysler Automobiles NV	139,000	2,360,220
Fiat Chrysler Automobiles NV	1,264,900	21,592,060
General Motors Co.	1,250,000	47,387,500
Harley-Davidson, Inc.	50,000	2,144,500
Renault SA	10,000	880,404
		96,558,947
Distributors - 0.3%
Amcon Distributing Co.	500	41,750
Chori Co. Ltd. (b)	1,566,400	29,068,372
Doshisha Co. Ltd.	350,000	7,881,769
Harima-Kyowa Co. Ltd.	100,000	1,684,926
Nakayamafuku Co. Ltd.	200,000	1,280,687
SPK Corp.	15,000	362,474
Yagi & Co. Ltd.	375,000	6,305,057
Yamae Hisano Co.	50,000	635,872
		47,260,907
Diversified Consumer Services - 0.4%
Asante, Inc.	60,000	1,205,742
Berry Petroleum Corp.	25,000	343,750
Cross-Harbour Holdings Ltd.	300,000	504,520
Estacio Participacoes SA	5,000	34,570
Heian Ceremony Service Co. Ltd. (a)	500,000	4,194,428
Kukbo Design Co. Ltd.	30,000	509,219
MegaStudy Co. Ltd. (b)	1,086,945	14,593,862
MegaStudyEdu Co. Ltd. (b)	209,684	31,166,266
Multicampus Co. Ltd.	60,000	1,950,659
Step Co. Ltd.	217,000	3,134,240
Tsukada Global Holdings, Inc.	1,100,000	6,286,276
		63,923,532
Hotels, Restaurants & Leisure - 0.4%
Brinker International, Inc. (a)	75,000	3,537,750
Fairwood Holdings Ltd.	50,000	190,469
Hiday Hidaka Corp.	276,000	5,869,767
Hiramatsu, Inc.	25,000	108,438
Hub Co. Ltd.	74,000	690,927
Koshidaka Holdings Co. Ltd.	500,000	5,750,570
Kura Corp. Ltd.	100,000	6,027,814
Nagacorp Ltd.	1,000,000	1,123,703
Playtech Ltd.	100,000	705,889
Retail Food Group Ltd. (a)	2,499,999	761,523
St. Marc Holdings Co. Ltd.	100,000	2,431,695
The Monogatari Corp.	5,000	460,582
The Restaurant Group PLC	6,937,000	24,128,672
Whitbread PLC	1,000	51,386
Wyndham Destinations, Inc.	10,000	461,200
Wyndham Hotels & Resorts, Inc.	10,000	580,000
		52,880,385
Household Durables - 0.9%
Ace Bed Co. Ltd.	50,029	6,083,618
Cuckoo Holdings Co. Ltd.	40,000	5,765,759
Emak SpA	600,000	847,545
FJ Next Co. Ltd.	1,100,000	10,034,432
Flexsteel Industries, Inc.	10,000	358,300
Fuji Corp. Ltd.	50,000	413,182
Gree Electric Appliances, Inc. of Zhuhai Class A	474,927	3,079,179
Hamilton Beach Brands Holding Co.:
Class A	125,000	3,175,000
Class B	125,000	3,175,000
Helen of Troy Ltd. (c)	550,000	63,002,500
Iida Group Holdings Co. Ltd.	100,000	1,957,698
Nittoh Corp.	25,000	118,499
Q.E.P. Co., Inc.	34,998	1,112,936
SABAF SpA (c)	400,000	7,577,388
Sanei Architecture Planning Co. Ltd. (a)	660,000	11,669,454
Sanyo Housing Nagoya Co. Ltd.	700,000	7,581,273
Tupperware Brands Corp.	134,500	4,937,495
Wellpool Co. Ltd.	200,000	357,738
		131,246,996
Internet & Direct Marketing Retail - 0.0%
Hyundai Home Shopping Network Corp.	10,000	987,903
N Brown Group PLC	150,000	285,873
NS Shopping Co. Ltd.	75,000	845,330
Trade Maine Group Ltd.	100,000	330,576
		2,449,682
Leisure Products - 0.2%
Accell Group NV	625,000	13,009,019
Mars Engineering Corp.	550,000	11,918,347
		24,927,366
Media - 2.1%
AMC Networks, Inc. Class A (c)	125,000	7,536,250
Comcast Corp. Class A	3,700,000	132,386,000
Corus Entertainment, Inc. Class B (non-vtg.)	400,000	1,248,415
Discovery Communications, Inc.:
Class A (a)(c)	2,400,000	63,792,000
Class B (c)	19,308	588,894
DISH Network Corp. Class A (c)	100,000	3,156,000
DMS, Inc.	250,000	3,572,866
Gendai Agency, Inc. (b)	850,000	4,074,587
Hyundai HCN	2,250,049	8,386,129
Interspace Co. Ltd. (a)	20,000	380,808
Ipsos SA	10,000	334,668
ITE Group PLC	2,338,871	2,548,005
Liberty Latin America Ltd. Class A (c)	6,871	131,099
Multiplus SA	600,000	4,428,103
Nippon BS Broadcasting Corp.	200,000	2,488,038
Nippon Television Network Corp.	150,000	2,413,361
Pico Far East Holdings Ltd.	8,000,000	3,312,503
Proto Corp.	50,000	614,408
RKB Mainichi Broadcasting Corp.	3,000	168,224
SMG PLC	10,000	56,571
Television Broadcasts Ltd.	1,500,000	4,653,429
The Walt Disney Co.	94,200	10,697,352
Viacom, Inc.:
Class A (a)	800,000	27,520,000
Class B (non-vtg.)	600,000	17,430,000
WOWOW INC.	250,000	7,568,305
		309,486,015
Multiline Retail - 0.6%
Grazziotin SA	350,000	1,874,351
Gwangju Shinsegae Co. Ltd. (b)	97,372	18,101,973
Lifestyle China Group Ltd. (c)	12,500,000	5,080,233
Lifestyle International Holdings Ltd.	12,500,000	24,843,771
Macy's, Inc.	500,000	19,865,000
Treasure Factory Co. Ltd. (b)	875,000	6,322,944
Watts Co. Ltd.	350,000	3,421,276
		79,509,548
Specialty Retail - 10.7%
ABC-MART, Inc.	25,000	1,352,681
Arc Land Sakamoto Co. Ltd.	500,000	6,993,695
AT-Group Co. Ltd.	755,000	19,162,814
AutoNation, Inc. (c)	350,000	16,985,500
Beacon Lighting Group Ltd.	25,441	27,218
Bed Bath & Beyond, Inc. (b)	10,900,000	204,157,000
Best Buy Co., Inc.	3,750,000	281,362,500
Cars.com, Inc. (c)	25,000	709,250
Cash Converters International Ltd. (c)	6,582,909	1,638,409
DCM Japan Holdings Co. Ltd.	25,000	223,807
DongAh Tire & Rubber Co. Ltd. (c)	57,879	678,349
Dunelm Group PLC	300,000	2,065,297
E-Life Mall Corp. Ltd.	100,000	211,242
Ff Group (c)(d)	1,180,000	6,623,198
Formosa Optical Technology Co. Ltd.	751,383	1,523,356
Fuji Corp. (b)	705,790	16,821,807
GameStop Corp. Class A (a)(b)	9,999,167	144,087,996
Genesco, Inc. (c)	300,000	12,210,000
GNC Holdings, Inc. Class A (a)(b)(c)	5,939,600	18,887,928
Goldlion Holdings Ltd.	9,300,000	3,850,784
Guess?, Inc. (b)	5,761,600	130,557,856
Handsman Co. Ltd.	700,000	8,125,922
Hibbett Sports, Inc. (a)(b)(c)	1,150,300	26,399,385
Hour Glass Ltd.	11,748,400	5,566,326
IA Group Corp.	18,200	616,894
International Housewares Retail Co. Ltd.	999,600	248,338
JB Hi-Fi Ltd. (a)	700,000	12,403,550
John David Group PLC	33,700,000	206,965,902
Jumbo SA	1,750,000	28,035,166
K's Holdings Corp.	3,950,000	44,405,044
Ku Holdings Co. Ltd.	600,000	5,038,680
L'Occitane Ltd.	100,000	175,308
Lookers PLC	1,534,541	2,114,870
Lovisa Holdings Ltd.	10,000	83,359
Mandarake, Inc. (a)	180,000	1,067,299
Mitsui & Associates Telepark Corp.	25,000	605,017
Mr. Bricolage SA	311,600	4,791,458
Nafco Co. Ltd.	640,400	10,503,900
Nitori Holdings Co. Ltd.	725,000	109,351,384
Nojima Co. Ltd.	50,000	1,025,802
Oriental Watch Holdings Ltd.	9,273,000	2,847,215
Padini Holdings Bhd	2,700,000	3,985,240
Sa Sa International Holdings Ltd.	521,053	277,486
Sacs Bar Holdings, Inc.	400,000	3,470,017
Sally Beauty Holdings, Inc. (c)	5,150,000	84,923,500
Samse SA	37,000	6,836,020
Shimamura Co. Ltd.	5,000	467,737
Silvano Fashion Group A/S	9,800	33,250
Sports Direct International PLC (c)	200,000	1,085,479
The Buckle, Inc.	632,900	15,221,245
Tokatsu Holdings Co. Ltd. (b)	250,000	1,202,880
Truworths International Ltd.	334,900	2,082,014
Urban Outfitters, Inc. (c)	950,000	42,180,000
Vita Group Ltd. (a)	350,000	253,532
Vitamin Shoppe, Inc. (a)(c)	400,000	3,340,000
Williams-Sonoma, Inc. (a)	900,000	52,641,000
		1,558,500,906
Textiles, Apparel & Luxury Goods - 1.7%
Best Pacific International Holdings Ltd.	2,700,000	997,573
Embry Holdings Ltd.	3,200,000	1,076,309
Fossil Group, Inc. (a)(c)	2,338,700	61,273,940
Fujibo Holdings, Inc.	2,000	55,896
Gerry Weber International AG (Bearer) (a)	625,000	4,224,277
Grendene SA	300,000	622,652
Hagihara Industries, Inc.	125,000	2,170,997
Handsome Co. Ltd.	25,000	847,576
Magni-Tech Industries Bhd	2,750,000	3,247,232
Michael Kors Holdings Ltd. (c)	1,900,000	126,787,000
Only Corp.	15,000	134,016
Pinduoduo, Inc. ADR	112,300	2,536,857
Portico International Holdings (c)	12,000,000	6,252,986
Sitoy Group Holdings Ltd.	11,200,000	3,224,849
Texwinca Holdings Ltd.	1,800,000	793,472
Vera Bradley, Inc. (c)	950,000	12,625,500
Youngone Holdings Co. Ltd.	258,000	12,442,724
Yue Yuen Industrial (Holdings) Ltd.	2,500,000	6,720,559
		246,034,415

TOTAL CONSUMER DISCRETIONARY		2,999,944,570

CONSUMER STAPLES - 4.5%
Beverages - 0.8%
A.G. Barr PLC	500,000	4,442,982
Britvic PLC	6,968,131	73,534,003
C&C Group PLC	412,710	1,660,152
Jinro Distillers Co. Ltd. (b)	523,000	14,372,906
Lucas Bols BV (e)	120,000	2,371,442
Muhak Co. Ltd.	340,000	4,626,079
Olvi PLC (A Shares)	100,000	3,765,307
Spritzer Bhd	1,000,000	590,406
Thai Beverage PCL	100,000	55,827
Willamette Valley Vineyards, Inc.	5,000	41,000
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	6,100,762	16,283,622
		121,743,726
Food & Staples Retailing - 1.8%
Amsterdam Commodities NV	625,000	14,653,417
Belc Co. Ltd.	30,000	1,438,090
Create SD Holdings Co. Ltd.	930,000	23,122,121
Daiichi Co. Ltd.	150,000	1,026,249
Dong Suh Companies, Inc.	500,000	11,450,690
Genky DrugStores Co. Ltd.	400,000	13,826,410
Halows Co. Ltd.	65,000	1,499,799
J Sainsbury PLC	200,000	858,408
Kroger Co.	2,000,000	58,000,000
Magnit OJSC	5,388	356,016
MARR SpA	800,000	21,609,588
Medical Ikkou Co. Ltd.	4,000	336,270
Metro Wholesale & Food Specialist AG	10,000	123,483
Nihon Chouzai Co. Ltd.	50,000	1,326,298
OM2 Network Co. Ltd. (a)	220,000	3,470,733
Qol Co. Ltd.	100,000	1,641,998
Retail Partners Co. Ltd.	587,800	8,032,539
Sapporo Clinical Laboratory	20,000	468,631
Satoh & Co. Ltd.	50,000	722,175
Satsudora Holdings Co. Ltd. (b)	400,000	7,630,461
Shoei Foods Corp.	50,000	1,730,537
Tesco PLC	10,075,936	34,409,402
Thai President Foods PCL	131,357	611,973
United Natural Foods, Inc. (c)	412,000	13,266,400
Valor Holdings Co. Ltd.	650,000	13,939,990
Walgreens Boots Alliance, Inc.	398,100	26,919,522
Yuasa Funashoku Co. Ltd.	10,000	313,017
		262,784,217
Food Products - 1.3%
Ajinomoto Malaysia Bhd	1,700,000	9,200,492
Armanino Foods of Distinction	250,000	692,500
B&G Foods, Inc. Class A (a)	275,000	8,635,000
Bakkafrost	150,000	9,222,536
Bakkavor Group PLC (a)(c)(e)	100,000	245,447
Bell AG	40,500	11,841,388
Binggrea Co. Ltd.	15,000	810,978
Campbell Soup Co. (a)	50,000	2,045,000
Carr's Group PLC	4,270,000	8,294,791
Changshouhua Food Co. Ltd.	3,500,000	1,645,422
Cranswick PLC	455,526	19,575,267
Dean Foods Co.	50,000	491,000
Fresh Del Monte Produce, Inc.	1,138,200	41,316,660
High Liner Foods, Inc.	20,000	137,756
Hormel Foods Corp.	5,000	179,850
Japan Meat Co. Ltd.	25,000	471,538
JC Comsa Corp.	150,000	496,356
Kaneko Seeds Co. Ltd.	150,000	2,165,184
Kaveri Seed Co. Ltd.	239,414	2,136,576
Kawan Food Bhd	66,666	39,360
Kwality Ltd. (c)	50,000	9,568
Lassonde Industries, Inc. Class A (sub. vtg.)	50,000	10,193,335
London Biscuits Bhd (c)	4,000,000	511,685
London Biscuits Bhd warrants 1/26/20 (c)	400,000	16,236
M. Dias Branco SA	10,000	102,230
Nitto Fuji Flour Milling Co. Ltd.	10,000	464,160
Origin Enterprises PLC	50,000	353,144
Pickles Corp. (a)	100,000	1,988,105
President Bakery PCL	16,500	30,500
Prima Meat Packers Ltd.	450,000	2,257,747
S Foods, Inc.	300,000	11,764,969
Select Harvests Ltd.	1,443,687	6,435,524
Shinobu Food Products Co. Ltd.	25,000	176,631
Thai Wah PCL	426,000	118,440
The Hain Celestial Group, Inc. (c)	650,000	18,486,000
The J.M. Smucker Co.	33,000	3,666,960
Toyo Sugar Refining Co. Ltd.	210,000	2,390,824
Valsoia SpA	85,000	1,560,498
		180,169,657
Personal Products - 0.3%
Asaleo Care Ltd.	900,000	468,059
Hengan International Group Co. Ltd.	1,800,000	16,018,499
Sarantis SA	2,400,000	19,645,080
		36,131,638
Tobacco - 0.3%
KT&G Corp.	315,000	31,260,384
Scandinavian Tobacco Group A/S (e)	400,000	6,509,168
		37,769,552

TOTAL CONSUMER STAPLES		638,598,790

ENERGY - 9.3%
Energy Equipment & Services - 1.1%
AKITA Drilling Ltd. Class A (non-vtg.)	250,000	935,927
Carbo Ceramics, Inc. (a)(b)(c)	2,360,200	22,020,666
Cathedral Energy Services Ltd. (c)	360,000	323,788
Diamond Offshore Drilling, Inc. (a)(c)	750,000	14,400,000
Ensco PLC Class A	5,200,000	38,636,000
Geospace Technologies Corp. (c)	588,000	8,273,160
GulfMark Offshore, Inc. (a)(c)	75,441	2,843,371
GulfMark Offshore, Inc. warrants 11/14/24 (c)	4,764	11,910
High Arctic Energy Services, Inc.	225,000	671,100
Liberty Oilfield Services, Inc. Class A (a)	225,000	4,410,000
National Oilwell Varco, Inc.	200,000	9,724,000
Oceaneering International, Inc.	530,800	14,522,688
PHX Energy Services Corp. (c)	25,000	39,205
Precision Drilling Corp. (c)	200,000	724,142
Prosafe ASA (a)(c)	475,000	1,087,824
Shelf Drilling Ltd. (c)(e)	100,000	735,106
Shinko Plantech Co. Ltd.	1,925,000	18,162,814
Subsea 7 SA	100,000	1,449,737
Tecnicas Reunidas SA (a)	200,000	6,758,843
Transocean Ltd. (United States) (c)	1,650,000	21,235,500
		166,965,781
Oil, Gas & Consumable Fuels - 8.2%
Advantage Oil & Gas Ltd. (c)	100,000	345,928
Alvopetro Energy Ltd. (c)	2,800,000	968,597
ARC Resources Ltd.	25,000	296,921
Baytex Energy Corp. (a)(c)	2,500,000	7,764,154
Beach Energy Ltd.	1,392,894	1,976,565
Birchcliff Energy Ltd.	7,030,814	27,834,641
Bonavista Energy Corp. (a)	2,000,000	2,398,432
Bonterra Energy Corp. (a)	500,000	7,153,015
Cenovus Energy, Inc.	150,000	1,504,785
Chevron Corp.	525,000	66,291,750
China Petroleum & Chemical Corp.:
(H Shares)	200,500,000	192,729,215
sponsored ADR (H Shares)	50,000	4,794,000
CNOOC Ltd.	450,000	753,907
CNOOC Ltd. sponsored ADR	100,000	16,800,000
CNX Resources Corp. (c)	50,000	814,000
ConocoPhillips Co.	2,550,000	184,033,500
Contango Oil & Gas Co. (c)	250,000	1,402,500
Denbury Resources, Inc. (c)	6,000,000	27,060,000
Enagas SA	3,000,000	83,912,556
Eni SpA	10,000	192,485
EQT Midstream Partners LP	7,500	383,925
Fuji Kosan Co. Ltd.	105,000	614,139
Fuji Oil Co. Ltd.	200,000	756,607
Husky Energy, Inc.	5,300,000	90,122,612
Imperial Oil Ltd.	700,000	23,972,787
International Seaways, Inc. (c)	55,000	1,197,350
Motor Oil (HELLAS) Corinth Refineries SA	300,000	6,370,619
Murphy Oil Corp.	1,575,000	52,384,500
NACCO Industries, Inc. Class A	125,000	4,125,000
Oil & Natural Gas Corp. Ltd.	35,000,000	84,713,701
Oil India Ltd.	100,000	305,361
Peyto Exploration & Development Corp. (a)(b)	12,474,700	102,801,079
San-Ai Oil Co. Ltd.	200,000	2,561,374
Sanrin Co. Ltd.	15,000	94,173
Ship Finance International Ltd. (NY Shares)	10,000	145,500
Sinopec Kantons Holdings Ltd.	6,000,000	2,652,550
Star Petroleum Refining PCL	1,100,000	482,717
Thai Oil PCL (For. Reg.)	1,000,000	2,412,083
Total SA sponsored ADR	2,217,303	144,679,021
TransGlobe Energy Corp. (c)	30,000	97,321
Tsakos Energy Navigation Ltd. (a)	500,000	1,750,000
Whiting Petroleum Corp. (c)	450,000	22,342,500
World Fuel Services Corp.	350,000	9,740,500
		1,183,732,370

TOTAL ENERGY		1,350,698,151

FINANCIALS - 14.4%
Banks - 4.9%
Banco de Sabadell SA	100,000	167,042
Bar Harbor Bankshares	150,000	4,345,500
Cambridge Bancorp (a)	5,000	449,750
Central Valley Community Bancorp	25,000	537,250
Citizens Financial Services, Inc.	12,853	816,166
Credit Agricole Atlantique Vendee	7,000	1,040,862
Erste Group Bank AG	5,000	216,096
F & M Bank Corp.	131,632	5,002,016
First Hawaiian, Inc.	100,000	2,826,000
Gunma Bank Ltd.	5,100,000	27,092,966
Hiroshima Bank Ltd.	1,000,000	6,877,431
JPMorgan Chase & Co.	1,300,000	149,435,000
Mitsubishi UFJ Financial Group, Inc.	17,000,000	104,326,722
NIBC Holding NV (c)	1,050,000	9,847,096
Nordea Bank AB	100,000	1,063,579
OFG Bancorp (a)	1,861,516	30,994,241
Ogaki Kyoritsu Bank Ltd.	60,000	1,568,484
San ju San Financial Group, Inc. (c)	300,000	5,776,506
Schweizerische Nationalbank	10	62,819
Shinsei Bank Ltd.	100,000	1,575,008
Skandiabanken ASA (e)	625,000	6,053,343
Sparebank 1 Oestlandet	1,000,000	10,592,584
Sumitomo Mitsui Financial Group, Inc.	4,000,000	158,750,968
The Keiyo Bank Ltd.	1,000,000	4,400,125
The San-In Godo Bank Ltd.	1,500,000	14,045,522
Unicaja Banco SA (e)	6,000,000	10,131,248
Van Lanschot NV (Bearer)	81,300	2,243,608
Wells Fargo & Co.	2,250,000	128,902,500
Yamaguchi Financial Group, Inc.	1,700,000	19,247,865
		708,388,297
Capital Markets - 1.2%
ABG Sundal Collier ASA	1,500,000	1,066,614
Apollo Global Management LLC Class A	396,300	14,068,650
Ares Capital Corp.	411,706	6,937,246
BinckBank NV	109,000	660,238
Blue Sky Alternative Investments Ltd.	10,000	14,339
Brighthouse Financial, Inc.	303,436	13,178,225
Edify SA (c)	10,068	718,154
Franklin Resources, Inc.	225,000	7,722,000
Goldman Sachs Group, Inc.	100,000	23,743,000
Morgan Stanley	672,200	33,986,432
The Blackstone Group LP	2,155,700	75,277,044
TPG Specialty Lending, Inc.	116,714	2,277,090
		179,649,032
Consumer Finance - 1.0%
Aeon Credit Service (Asia) Co. Ltd.	10,300,000	8,726,534
Credit Corp. Group Ltd. (a)	52,450	801,956
Discover Financial Services	1,000,000	71,410,000
Santander Consumer U.S.A. Holdings, Inc.	450,000	8,658,000
Synchrony Financial	1,800,000	52,092,000
		141,688,490
Diversified Financial Services - 1.0%
Fuyo General Lease Co. Ltd.	550,000	34,284,309
Granite Point Mortgage Trust, Inc.	14,119	268,261
IBJ Leasing Co. Ltd.	200,000	5,144,211
Kyushu Railway Co.	260,000	7,975,674
NICE Holdings Co. Ltd.	225,000	3,223,033
Ricoh Leasing Co. Ltd.	1,070,000	34,928,230
Tokyo Century Corp.	1,350,000	73,648,437
		159,472,155
Insurance - 6.1%
AFLAC, Inc.	4,000,000	186,160,000
April	1,100,000	17,493,476
ASR Nederland NV	1,000,000	44,786,105
Assurant, Inc.	200,000	22,060,000
Chubb Ltd.	300,000	41,916,000
Db Insurance Co. Ltd.	1,275,000	73,856,952
Genworth Financial, Inc. Class A (c)	14,710,000	67,666,000
Hannover Reuck SE	45,000	5,998,766
Hyundai Fire & Marine Insurance Co. Ltd.	375,000	12,343,170
Kansas City Life Insurance Co.	2,000	75,500
MetLife, Inc.	5,850,000	267,579,000
National Western Life Group, Inc.	24,000	7,776,000
NN Group NV	2,022,101	89,427,047
Power Corp. of Canada (sub. vtg.)	100,000	2,274,667
Prudential Financial, Inc.	222,300	22,432,293
Sony Financial Holdings, Inc.	1,000,000	19,216,477
Sul America SA unit	150,000	882,024
		881,943,477
Mortgage Real Estate Investment Trusts - 0.0%
Two Harbors Investment Corp.	74,500	1,154,750
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	1,005,600	5,764,786
Genworth MI Canada, Inc. (a)	450,000	15,840,028
Genworth Mortgage Insurance Ltd. (a)	3,250,899	6,497,037
Hingham Institution for Savings	10,100	2,232,807
		30,334,658

TOTAL FINANCIALS		2,102,630,859

HEALTH CARE - 21.1%
Biotechnology - 6.9%
AbbVie, Inc.	1,000,000	92,230,000
Amgen, Inc.	1,925,000	378,358,750
Biogen, Inc. (c)	400,000	133,748,000
Celgene Corp. (c)	35,000	3,153,150
Cell Biotech Co. Ltd.	150,000	4,512,919
Essex Bio-Technology Ltd.	1,000,000	812,837
Gilead Sciences, Inc.	1,816,600	141,385,978
United Therapeutics Corp. (c)	2,000,000	245,820,000
		1,000,021,634
Health Care Equipment & Supplies - 0.7%
A&T Corp.	90,000	768,680
Ansell Ltd.	500,000	10,702,195
Create Medic Co. Ltd.	35,000	436,033
Daiken Medical Co. Ltd.	10,000	73,335
Fukuda Denshi Co. Ltd.	550,000	36,596,163
Kawasumi Laboratories, Inc.	100,000	636,766
Medikit Co. Ltd.	35,000	1,887,493
Microlife Corp.	800,000	2,241,915
Nakanishi, Inc.	600,000	12,529,625
Pacific Hospital Supply Co. Ltd.	200,000	432,949
Paramount Bed Holdings Co. Ltd.	75,000	3,169,298
Paul Hartmann AG	1,000	404,595
St.Shine Optical Co. Ltd.	900,000	19,806,416
Value Added Technology Co. Ltd.	75,000	2,118,378
Varex Imaging Corp. (c)	100,000	3,824,000
Vieworks Co. Ltd.	20,000	598,130
		96,225,971
Health Care Providers & Services - 11.2%
Aetna, Inc.	1,200,000	226,068,000
Amedisys, Inc. (c)	200,000	18,726,000
Anthem, Inc.	2,750,000	695,750,008
Chemed Corp.	145,000	45,824,350
CVS Health Corp.	1,200,000	77,832,000
EBOS Group Ltd.	487,300	6,709,302
Excelsior Medical Co. Ltd.	200,000	328,308
Hokuyaku Takeyama Holdings, Inc.	15,000	115,369
Humana, Inc.	500,000	157,090,000
MEDNAX, Inc. (c)	450,000	19,255,500
Patterson Companies, Inc.	100,000	2,452,000
Quest Diagnostics, Inc.	250,000	26,930,000
Saint-Care Holding Corp.	375,000	2,334,213
Sigma Healthcare Ltd.	6,500,000	2,366,296
Tokai Corp.	400,000	8,753,745
Uchiyama Holdings Co. Ltd.	775,000	3,618,030
UnitedHealth Group, Inc.	1,300,000	329,186,000
Universal Health Services, Inc. Class B	75,000	9,157,500
Yagami, Inc.	5,000	107,320
		1,632,603,941
Health Care Technology - 0.1%
Pharmagest Interactive	270,000	18,438,311
Life Sciences Tools & Services - 0.2%
Divi's Laboratories Ltd.	350,000	5,876,534
ICON PLC (c)	160,000	22,265,600
		28,142,134
Pharmaceuticals - 2.0%
Apex Healthcare Bhd	750,000	1,309,963
AstraZeneca PLC sponsored ADR	800,000	31,304,000
Biofermin Pharmaceutical Co. Ltd.	100,000	2,557,796
Bliss Gvs Pharma Ltd. (c)	100,000	251,022
Daito Pharmaceutical Co. Ltd.	50,000	1,567,321
Dawnrays Pharmaceutical Holdings Ltd.	9,000,000	5,136,927
DongKook Pharmaceutical Co. Ltd.	83,000	4,681,222
Genomma Lab Internacional SA de CV (c)	5,000,000	3,989,215
GlaxoSmithKline PLC	83,500	1,734,316
Huons Co. Ltd.	2,640	228,324
Indivior PLC (c)	3,200,000	12,844,089
Jazz Pharmaceuticals PLC (c)	10,000	1,730,800
Johnson & Johnson	860,900	114,086,468
Kaken Pharmaceutical Co. Ltd.	10,000	517,820
Korea United Pharm, Inc.	130,000	2,790,376
Kwang Dong Pharmaceutical Co. Ltd.	2,400,000	16,165,680
Kyung Dong Pharmaceutical Co. Ltd.	50,000	543,346
Lee's Pharmaceutical Holdings Ltd.	9,000,000	9,643,205
Luye Pharma Group Ltd.	2,500,000	2,430,230
Nippon Chemiphar Co. Ltd.	62,510	2,591,189
Novo Nordisk A/S Series B sponsored ADR	250,000	12,442,500
Orient Europharma Co. Ltd.	200,000	443,413
PT Tempo Scan Pacific Tbk	500,000	52,011
Samjin Pharmaceutical Co. Ltd.	2,000	82,535
Sanofi SA sponsored ADR	200,000	8,672,000
Stallergenes Greer PLC (c)	104,976	3,351,176
Syngen Biotech Co. Ltd.	55,000	214,022
Taro Pharmaceutical Industries Ltd. (c)	350,000	39,291,000
Towa Pharmaceutical Co. Ltd.	150,000	8,330,725
Vetoquinol SA	10,000	643,143
Vivimed Labs Ltd. (c)	100,000	82,749
		289,708,583

TOTAL HEALTH CARE		3,065,140,574

INDUSTRIALS - 8.0%
Aerospace & Defense - 0.0%
Austal Ltd.	300,000	381,133
Avon Rubber PLC	10,000	190,976
Magellan Aerospace Corp.	100,000	1,212,284
SIFCO Industries, Inc. (c)	61,000	314,150
The Lisi Group	5,000	173,356
		2,271,899
Air Freight & Logistics - 0.1%
AIT Corp.	900,000	8,813,665
CTI Logistics Ltd.	436,771	340,724
Onelogix Group Ltd.	4,600,100	1,519,684
SBS Co. Ltd.	275,000	3,273,487
		13,947,560
Airlines - 0.0%
WestJet Airlines Ltd.	10,000	140,831
Building Products - 0.2%
Caesarstone Sdot-Yam Ltd. (a)	10,000	157,500
InnoTec TSS AG	50,000	894,553
Kondotec, Inc.	25,000	228,726
KVK Corp.	75,000	1,051,737
Miyako, Inc.	10,000	85,677
Nihon Dengi Co. Ltd.	350,000	8,705,004
Noda Corp.	275,000	2,884,899
Sekisui Jushi Corp.	550,000	9,891,786
		23,899,882
Commercial Services & Supplies - 0.4%
Asia File Corp. Bhd	5,300,100	3,585,554
Calian Technologies Ltd.	309,000	7,494,292
Civeo Corp. (c)	2,944,500	11,218,545
CMC Corp. (a)	15,000	346,107
Fursys, Inc.	200,000	5,406,522
Matsuda Sangyo Co. Ltd.	150,000	2,161,159
Mitie Group PLC	2,000,000	4,037,404
Nippon Kanzai Co. Ltd.	20,000	384,922
Prestige International, Inc.	950,000	11,053,526
Riverstone Holdings Ltd.	100,000	80,802
Secom Joshinetsu Co. Ltd.	10,000	312,570
VSE Corp.	330,000	14,223,000
		60,304,403
Construction & Engineering - 0.5%
Arcadis NV	900,000	16,459,771
Astaldi SpA	300,000	678,457
Boustead Projs. Pte Ltd.	2,549,475	1,694,843
Boustead Singapore Ltd.	9,647,800	5,846,722
Daiichi Kensetsu Corp.	275,000	4,375,307
Geumhwa PSC Co. Ltd.	1,000	29,637
Hokuriku Electrical Construction Co. Ltd.	25,000	239,458
Joban Kaihatsu Co. Ltd. (a)	5,000	334,481
Kawasaki Setsubi Kogyo Co. Ltd.	175,000	738,720
Meisei Industrial Co. Ltd.	600,000	4,845,504
Monadelphous Group Ltd.	10,000	109,511
Nakano Corp.	10,000	63,408
Nippon Rietec Co. Ltd.	986,546	13,958,018
Seikitokyu Kogyo Co. Ltd.	550,000	3,610,428
Shinnihon Corp.	75,000	947,771
Sumiken Mitsui Road Co. Ltd.	50,000	160,086
Sumitomo Densetsu Co. Ltd.	175,000	3,023,745
Toshiba Plant Systems & Services Corp.	500,000	11,049,501
TTK Co. Ltd.	100,000	716,362
Watanabe Sato Co. Ltd.	60,000	1,211,108
		70,092,838
Electrical Equipment - 0.4%
Aichi Electric Co. Ltd.	110,800	3,294,817
Aros Quality Group AB (a)	853,205	15,816,355
Canare Electric Co. Ltd.	95,000	1,830,076
Dewhurst PLC	25,000	375,717
Eaton Corp. PLC	320,800	26,680,936
Hammond Power Solutions, Inc. Class A	530,000	2,925,318
Holding Co. ADMIE IPTO SA (c)	25,000	49,756
Iwabuchi Corp.	10,000	487,412
Somfy SA	25,000	2,233,459
Terasaki Electric Co. Ltd.	110,000	1,328,087
		55,021,933
Industrial Conglomerates - 0.1%
Lifco AB	100,018	4,487,356
Mytilineos Holdings SA	850,000	8,547,949
Nolato AB Series B	10,000	896,173
Reunert Ltd.	300,000	1,859,123
		15,790,601
Machinery - 0.9%
Conrad Industries, Inc. (c)	22,800	401,280
Daihatsu Diesel Manufacturing Co. Ltd. (b)	3,184,000	21,071,949
Daiwa Industries Ltd.	1,100,000	12,434,825
Estic Corp.	10,000	477,575
Fuji Latex Co. Ltd.	35,000	906,184
Fujimak Corp. (b)	410,000	7,377,543
Fukushima Industries Corp.	75,000	3,695,837
Global Brass & Copper Holdings, Inc.	275,000	9,061,250
Haitian International Holdings Ltd.	3,750,000	8,838,649
Hy-Lok Corp.	150,000	3,307,229
Ihara Science Corp.	200,000	4,062,067
Jaya Holdings Ltd. (c)(d)	1,157,500	24,658
Koike Sanso Kogyo Co. Ltd.	35,000	914,010
Luxfer Holdings PLC sponsored	50,000	925,000
Mitsuboshi Belting Ltd.	25,000	308,545
Momentum Group AB Class B	525,000	7,021,534
Nakanishi Manufacturing Co. Ltd.	65,900	739,655
Nakano Refrigerators Co. Ltd.	100,000	5,321,290
Nansin Co. Ltd.	250,000	1,182,757
Sakura Rubber Co. Ltd.	350,000	1,734,114
Sansei Co. Ltd. (b)	850,000	2,888,700
Semperit AG Holding (a)(c)	350,000	6,957,633
SIMPAC, Inc.	2,325,000	6,086,715
Snap-On, Inc.	5,000	847,950
Suzumo Machinery Co. Ltd.	10,000	167,688
Teikoku Sen-I Co. Ltd.	575,000	12,341,815
The Hanshin Diesel Works Ltd.	30,000	654,384
Tocalo Co. Ltd.	400,000	4,564,683
Yamada Corp.	80,000	1,761,481
		126,077,000
Marine - 0.0%
Freight Management Holdings Bhd	1,000,000	265,683
Japan Transcity Corp.	1,400,000	7,174,350
Nippon Concept Corp.	25,000	305,192
		7,745,225
Professional Services - 1.3%
ABIST Co. Ltd.	175,000	7,230,694
Akka Technologies SA	625,000	46,043,156
Bertrandt AG	200,000	20,229,755
Career Design Center Co. Ltd.	110,000	1,999,016
CBIZ, Inc. (c)	200,000	4,400,000
Dun & Bradstreet Corp.	525,000	66,092,250
Harvey Nash Group PLC	400,000	595,898
McMillan Shakespeare Ltd.	2,600,000	31,389,637
SHL-JAPAN Ltd.	100,000	1,756,473
WDB Holdings Co. Ltd.	175,000	6,096,007
		185,832,886
Road & Rail - 0.6%
Autohellas SA (b)	650,000	17,937,829
ComfortDelgro Corp. Ltd.	100,000	172,623
Daqin Railway Co. Ltd. (A Shares)	41,200,767	54,126,391
Hamakyorex Co. Ltd.	92,000	3,180,074
Higashi Twenty One Co. Ltd.	200,000	1,137,593
NANSO Transport Co. Ltd.	125,000	1,533,783
Nikkon Holdings Co. Ltd.	100,000	2,705,362
SENKO Co. Ltd.	200,000	1,570,451
Shin-Keisei Electric Railway Co. Ltd.	25,000	486,741
STEF-TFE Group	15,000	1,736,485
The Hokkaido Chuo Bus Co. Ltd.	1,000	45,611
Tohbu Network Co. Ltd.	175,000	1,799,848
Utoc Corp.	1,600,000	7,498,100
		93,930,891
Trading Companies & Distributors - 3.4%
AerCap Holdings NV (c)	800,000	44,904,000
Alconix Corp.	18,000	276,725
Bergman & Beving AB (B Shares)	625,000	6,681,489
Canox Corp.	348,700	3,118,544
Daiichi Jitsugyo Co. Ltd.	25,000	795,958
Green Cross Co. Ltd. (b)	260,000	5,010,956
HERIGE	60,000	2,469,667
Houston Wire & Cable Co. (b)(c)	1,348,500	10,788,000
Howden Joinery Group PLC	225,000	1,408,990
iMarketKorea, Inc.	35,000	221,290
Itochu Corp.	18,050,000	320,502,967
Kamei Corp. (b)	2,100,000	29,354,738
Lumax International Corp. Ltd.	1,588,740	3,163,869
Meiwa Corp.	1,300,000	5,638,778
Mitani Shoji Co. Ltd.	665,000	30,926,083
Mitsubishi Corp.	100,000	2,795,304
Narasaki Sangyo Co. Ltd.	300,000	1,113,446
Nishikawa Keisoku Co. Ltd.	20,000	651,075
Pla Matels Corp.	300,000	2,036,399
Rasa Corp.	100,000	894,334
Sakai Trading Co. Ltd.	30,000	445,647
Shinsho Corp.	100,000	2,920,002
Yamazen Co. Ltd.	50,000	510,218
Yuasa Trading Co. Ltd.	650,000	21,159,952
		497,788,431
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd.	300,000	1,974,690
Meiko Transportation Co. Ltd.	75,000	819,657
Qingdao Port International Co. Ltd. (e)	7,000,000	5,101,254
		7,895,601

TOTAL INDUSTRIALS		1,160,739,981

INFORMATION TECHNOLOGY - 8.5%
Communications Equipment - 0.0%
HF Co. (b)	225,000	1,873,299
Juniper Networks, Inc.	50,000	1,317,000
SerComm Corp.	125,000	277,133
		3,467,432
Electronic Equipment & Components - 0.9%
Casa Systems, Inc. (c)	100,000	1,523,000
Daido Signal Co. Ltd.	400,000	2,110,629
Dell Technologies, Inc. (c)	184,400	17,060,688
Elematec Corp.	400,000	9,401,243
HAGIAWARA ELECTRIC Co. Ltd.	25,000	699,817
Hon Hai Precision Industry Co. Ltd. (Foxconn)	2,500,000	6,850,659
Intelligent Digital Integrated Security Co. Ltd.	129,285	1,025,251
ITC Networks Corp.	5,000	99,584
Kingboard Chemical Holdings Ltd.	5,675,000	19,774,527
Kyosha Co. Ltd.	50,000	207,486
Lacroix SA (b)	376,493	11,886,806
Lagercrantz Group AB (B Shares)	10,000	104,743
Makus, Inc.	300,000	1,395,637
New Cosmos Electric Co. Ltd.	35,000	528,999
Nihon Denkei Co. Ltd.	50,000	764,656
PAX Global Technology Ltd.	5,500,000	2,641,721
Redington India Ltd.	2,261,800	3,568,133
Riken Kieki Co. Ltd.	550,000	11,878,997
Shibaura Electronics Co. Ltd.	225,000	9,517,954
Simplo Technology Co. Ltd.	1,320,000	7,661,620
TE Connectivity Ltd.	50,000	4,678,500
VST Holdings Ltd.	20,443,500	11,069,477
		124,450,127
Internet Software & Services - 0.8%
Alphabet, Inc. Class A (c)	5,000	6,136,100
Aucnet, Inc.	125,000	1,866,923
AuFeminin.com SA (c)	125,018	5,131,262
CROOZ, Inc. (a)	55,000	1,012,789
Danawa Co. Ltd.	10,000	145,940
F@N Communications, Inc.	525,000	3,277,288
GMO Internet, Inc.	5,000	106,023
GMO Pepabo, Inc. (a)	35,000	1,511,872
Kakaku.com, Inc.	500,000	10,517,372
Mercari, Inc. (c)	31,900	1,343,728
mixi, Inc.	10,000	262,666
System Research Co. Ltd.	25,000	715,468
XLMedia PLC	100,000	141,099
Yahoo! Japan Corp. (a)	7,500,000	28,534,495
YY, Inc. ADR (c)	625,000	58,268,750
Zappallas, Inc. (b)	1,100,000	3,698,967
		122,670,742
IT Services - 3.8%
All for One Steeb AG	10,000	739,029
Amdocs Ltd.	1,250,000	84,475,000
Avant Corp. (a)	170,000	1,689,129
Cielo SA	650,000	2,485,146
Computer Services, Inc.	5,000	258,750
Comture Corp.	10,000	323,302
Data#3 Ltd.	800,001	906,400
Dimerco Data System Corp.	425,000	512,818
E-Credible Co. Ltd.	240,000	3,243,913
eClerx Services Ltd.	123,576	2,333,251
Enea Data AB (c)	210,000	2,163,779
Estore Corp.	500,000	4,319,635
Future Corp.	739,200	10,207,260
IFIS Japan Ltd.	35,000	236,015
Infocom Corp.	25,000	684,166
Korea Information & Communication Co. Ltd. (c)	325,000	2,991,773
Leidos Holdings, Inc.	29,400	2,011,548
Netcompany Group A/S	53,900	1,960,600
Neurones	10,000	270,120
Nice Information & Telecom, Inc.	132,413	2,895,683
Persistent Systems Ltd.	125,000	1,525,435
Shinsegae Information & Communication Co. Ltd.	15,000	1,468,383
Societe Pour L'Informatique Industrielle SA	174,000	5,086,673
Softcreate Co. Ltd.	25,000	389,930
Sopra Steria Group	500,000	88,519,795
Tessi SA (b)(c)	199,798	42,638,167
The Western Union Co.	13,877,600	279,772,416
TravelSky Technology Ltd. (H Shares)	350,000	992,158
Wipro Ltd.	1,504,974	6,076,173
		551,176,447
Semiconductors & Semiconductor Equipment - 0.6%
e-LITECOM Co. Ltd.	50,000	263,141
KLA-Tencor Corp.	19,600	2,301,432
Miraial Co. Ltd. (a)(b)	600,000	6,111,881
Phison Electronics Corp.	600,000	4,983,486
Qualcomm, Inc.	811,000	51,976,990
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	350,000	14,423,500
		80,060,430
Software - 0.4%
8K Miles Software Services Ltd. (c)	5,000	20,998
Cyient Ltd.	50,000	514,424
eBase Co. Ltd.	120,000	1,940,348
Ebix, Inc.	300,000	23,805,000
GAMEVIL, Inc. (c)	15,000	700,513
InfoVine Co. Ltd.	63,600	1,348,002
init innovation in traffic systems AG	30,000	641,973
Jastec Co. Ltd.	110,000	1,075,258
Justplanning, Inc. (a)	505,000	4,724,143
KPIT Cummins Infosystems Ltd.	1,800,000	7,814,198
KSK Co., Ltd.	121,900	1,961,258
Linedata Services	10,000	413,950
Micro Focus International PLC sponsored ADR (a)	500,084	8,101,361
Sinosoft Tech Group Ltd.	3,000,000	1,012,861
Tenable Holdings, Inc.	25,300	756,470
Toho System Science Co. Ltd.	100,000	784,331
Uchida Esco Co. Ltd. (b)	315,400	4,831,912
Zensar Technologies Ltd.	100,000	1,805,142
		62,252,142
Technology Hardware, Storage & Peripherals - 2.0%
Apple, Inc.	150,000	28,543,500
Bluecom Co. Ltd.	55,000	244,012
Elecom Co. Ltd.	40,000	949,068
Hewlett Packard Enterprise Co.	6,500,000	100,360,000
HP, Inc.	7,100,000	163,868,000
TPV Technology Ltd.	25,000,000	2,579,930
		296,544,510

TOTAL INFORMATION TECHNOLOGY		1,240,621,830

MATERIALS - 1.8%
Chemicals - 1.2%
C. Uyemura & Co. Ltd.	185,000	13,897,956
CF Industries Holdings, Inc.	265,400	11,789,068
Chokwang Paint Ltd.	50,000	357,890
Chugoku Marine Paints Ltd.	700,000	6,698,565
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	10,000	317,042
Daishin-Chemical Co. Ltd. (b)	345,695	4,575,671
Fuso Chemical Co. Ltd.	200,000	5,106,649
Green Seal Holding Ltd.	55,000	48,739
Hannong Chemicals, Inc. (b)	1,288,000	5,112,810
Isamu Paint Co. Ltd. (a)	20,000	715,468
K&S AG (a)	800,000	21,132,493
KH Neochem Co. Ltd.	50,000	1,609,802
Koatsu Gas Kogyo Co. Ltd.	200,000	1,674,194
KPC Holdings Corp.	12,000	676,803
KPX Green Chemical Co. Ltd.	50,000	194,437
Kukdong Oil & Chemicals Co. Ltd.	100,000	308,046
Kuriyama Holdings Corp.	100,000	1,794,035
LyondellBasell Industries NV Class A	148,300	16,430,157
Nippon Soda Co. Ltd.	800,000	4,686,312
NOF Corp.	75,000	2,465,009
Nutrien Ltd.	120,000	6,517,277
Scientex Bhd	4,051,200	7,873,181
T&K Toka Co. Ltd.	350,000	4,031,659
Tae Kyung Industrial Co. Ltd.	675,000	4,528,411
Thai Carbon Black PCL (For. Reg.) (c)	50,000	78,900
Thai Rayon PCL NVDR	250,000	353,171
The Mosaic Co.	100,000	3,011,000
Toho Acetylene Co. Ltd.	225,000	3,114,967
Yara International ASA (a)	850,000	37,504,981
Yip's Chemical Holdings Ltd.	3,500,000	1,226,263
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	2,200,000	5,791,178
		173,622,134
Construction Materials - 0.0%
Brampton Brick Ltd. Class A (sub. vtg.) (c)	5,000	31,133
Ibstock PLC (e)	500,000	1,611,811
Mitani Sekisan Co. Ltd.	250,000	6,061,351
Yotai Refractories Co. Ltd.	100,000	694,898
		8,399,193
Containers & Packaging - 0.1%
AMVIG Holdings Ltd.	2,500,000	614,724
Chuoh Pack Industry Co. Ltd.	12,000	150,248
Mayr-Melnhof Karton AG	100,000	13,611,234
The Pack Corp.	75,000	2,384,519
		16,760,725
Metals & Mining - 0.5%
ArcelorMittal SA Class A unit (a)	25,000	796,250
Ausdrill Ltd.	14,000,000	18,982,372
Castings PLC	75,000	410,008
Chubu Steel Plate Co. Ltd.	458,800	2,814,799
CI Resources Ltd.	400,000	490,347
CK-SAN-ETSU Co. Ltd.	110,000	3,615,347
Compania de Minas Buenaventura SA sponsored ADR	350,000	4,809,000
Labrador Iron Ore Royalty Corp.	100,000	1,907,983
Mount Gibson Iron Ltd.	24,000,000	7,578,090
Orvana Minerals Corp. (c)	50,000	6,919
Pacific Metals Co. Ltd. (c)	679,999	19,601,480
Rio Tinto PLC sponsored ADR	100,000	5,550,000
Teck Resources Ltd. Class B (sub. vtg.)	50,000	1,304,147
Warrior Metropolitan Coal, Inc.	50,000	1,293,500
		69,160,242

TOTAL MATERIALS		267,942,294

REAL ESTATE - 0.3%
Equity Real Estate Investment Trusts (REITs) - 0.2%
Piedmont Office Realty Trust, Inc. Class A	413,500	8,179,030
Public Storage	70,000	15,248,100
Sabra Health Care REIT, Inc.	101,100	2,184,771
Spirit MTA REIT (c)	5,000	49,950
Spirit Realty Capital, Inc.	50,000	418,500
Ventas, Inc.	66,700	3,760,546
		29,840,897
Real Estate Management & Development - 0.1%
CRE, Inc.	10,000	85,767
Japan Corporate Housing Service, Inc.	25,000	167,911
Lai Sun Garment (International) Ltd.	203,741	298,510
Leopalace21 Corp.	500,000	2,745,607
LSL Property Services PLC	50,000	170,632
Nisshin Fudosan Co. Ltd. (b)	2,850,000	17,561,597
		21,030,024

TOTAL REAL ESTATE		50,870,921

TELECOMMUNICATION SERVICES - 0.9%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	1,233,656	39,439,982
Verizon Communications, Inc.	1,522,200	78,606,408
		118,046,390
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	250,000	9,591,736

TOTAL TELECOMMUNICATION SERVICES		127,638,126

UTILITIES - 1.9%
Electric Utilities - 1.5%
EVN AG	10,000	199,023
Exelon Corp.	1,900,000	80,750,000
Fjordkraft Holding ASA (c)	650,000	2,669,601
PG&E Corp.	150,000	6,462,000
PPL Corp.	4,150,134	119,399,355
Public Power Corp. of Greece (c)	25,000	51,890
		209,531,869
Gas Utilities - 0.4%
Busan City Gas Co. Ltd.	110,000	3,600,905
China Resource Gas Group Ltd.	2,000,000	9,478,854
ENN Energy Holdings Ltd.	100,000	1,017,321
GAIL India Ltd.	5,416,666	29,682,475
Hokuriku Gas Co.	75,000	2,062,559
K&O Energy Group, Inc.	25,000	419,666
Keiyo Gas Co. Ltd.	15,000	390,511
Seoul City Gas Co. Ltd.	100,000	7,804,431
YESCO Co. Ltd.	240,000	8,470,816
		62,927,538
Water Utilities - 0.0%
Manila Water Co., Inc.	500,000	249,929
Thessaloniki Water & Sewage SA	50,000	269,535
		519,464

TOTAL UTILITIES		272,978,871

TOTAL COMMON STOCKS
(Cost $9,881,464,803)		13,277,804,967

Nonconvertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	148,400	3,383,520
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	10,000	175,403

TOTAL INDUSTRIALS		3,558,923

MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	550,000	6,843,036
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)	500,000	2,730,930
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $10,786,016)		13,132,889

Money Market Funds - 13.5%
Fidelity Cash Central Fund, 1.96% (f)	1,568,704,161	1,569,017,902
Fidelity Securities Lending Cash Central Fund 1.97% (f)(g)	391,394,176	391,433,315
TOTAL MONEY MARKET FUNDS
(Cost $1,960,437,452)		1,960,451,217
TOTAL INVESTMENT IN SECURITIES - 105.0%
(Cost $11,852,688,271)		15,251,389,073
NET OTHER ASSETS (LIABILITIES) - (5.0)%		(731,343,884)
NET ASSETS - 100%		$14,520,045,189

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Affiliated company

 (c) Non-income producing

 (d) Level 3 security

 (e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $32,758,819 or 0.2% of net assets.

 (f) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (g) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$23,341,301
Fidelity Securities Lending Cash Central Fund	7,462,799
Total	$30,804,100

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Other Affiliated Issuers

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are as follows:

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Autohellas SA	$15,485,482	$368,661	$--	$716,872	$--	$2,083,686	$17,937,829
Bed Bath & Beyond, Inc.	--	207,951,286	--	200,000	--	(3,794,286)	204,157,000
Carbo Ceramics, Inc.	16,686,614	--	--	--	--	5,334,052	22,020,666
Chori Co. Ltd.	29,056,084	--	--	758,176	--	12,288	29,068,372
Daihatsu Diesel Manufacturing Co. Ltd.	20,621,126	--	--	401,814	--	450,823	21,071,949
Daishin-Chemical Co. Ltd.	4,757,736	329,770	--	81,119	--	(511,835)	4,575,671
Fossil Group, Inc.	41,062,500	9,959,164	20,659,556	--	(45,964,167)	76,875,999	--
Fuji Corp.	11,012,124	2,349,341	--	165,377	--	3,460,342	16,821,807
Fujimak Corp.	7,735,544	231,735	--	136,394	--	(589,736)	7,377,543
G-Tekt Corp.	50,445,825	1,778,623	--	831,687	--	(5,451,654)	46,772,794
GameStop Corp. Class A	43,306,059	116,016,639	1,844	3,190,810	(467)	(15,232,391)	144,087,996
Gendai Agency, Inc.	4,356,207	--	--	174,359	--	(281,620)	4,074,587
GNC Holdings, Inc. Class A	56,485,596	--	--	--	--	(37,597,668)	18,887,928
Green Cross Co. Ltd.	3,579,859	1,064,921	--	98,517	--	366,176	5,010,956
Guess?, Inc.	75,797,628	--	739,871	5,204,430	(622,147)	56,122,246	130,557,856
Gwangju Shinsegae Co. Ltd.	21,344,833	--	--	94,446	--	(3,242,860)	18,101,973
Hannong Chemicals, Inc.	5,566,323	--	--	140,272	--	(453,513)	5,112,810
HF Co.	2,479,765	--	--	111,609	--	(606,466)	1,873,299
Hibbett Sports, Inc.	15,994,680	3,294,693	--	--	--	7,110,012	26,399,385
Houston Wire & Cable Co.	7,753,875	--	--	--	--	3,034,125	10,788,000
Jinro Distillers Co. Ltd.	12,246,815	3,496,627	--	385,453	--	(1,370,536)	14,372,906
Kamei Corp.	25,032,781	5,245,701	--	427,682	--	(923,744)	29,354,738
Lacroix SA	10,250,925	--	--	237,365	--	1,635,881	11,886,806
MegaStudy Co. Ltd.	9,770,132	--	--	195,953	--	4,823,730	14,593,862
MegaStudyEdu Co. Ltd.	6,599,812	--	--	211,918	--	24,566,454	31,166,266
Miraial Co. Ltd.	6,075,686	--	589,214	153,035	47,109	578,300	6,111,881
Nisshin Fudosan Co. Ltd.	15,201,370	913,774	--	383,129	--	1,446,453	17,561,597
Peyto Exploration & Development Corp.	--	115,758,279	--	2,885,304	--	(12,957,200)	102,801,079
Sansei Co. Ltd.	1,567,173	337,333	--	71,164	--	984,194	2,888,700
Satsudora Holdings Co. Ltd.	7,252,937	--	--	92,215	--	377,524	7,630,461
SIMPAC, Inc.	9,611,942	--	--	144,369	--	(3,525,227)	--
TBK Co. Ltd.	8,114,654	--	--	236,059	--	127,532	8,242,186
Tessi SA	36,568,492	--	--	--	--	6,069,675	42,638,167
Tokatsu Holdings Co. Ltd.	676,728	327,186	--	21,033	--	198,966	1,202,880
Treasure Factory Co. Ltd.	6,579,663	--	--	116,302	--	(256,719)	6,322,944
Uchida Esco Co. Ltd.	3,627,622	--	--	113,839	--	1,204,290	4,831,912
Yorozu Corp.	31,262,642	33,779	--	890,306	--	(1,880,403)	29,416,018
Zappallas, Inc.	5,068,711	--	--	45,267	--	(1,369,744)	3,698,967
Total	$629,035,945	$469,457,512	$21,990,485	$18,916,275	$(46,539,672)	$106,817,146	$1,069,419,791

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$2,999,944,570	$2,993,321,372	$--	$6,623,198
Consumer Staples	638,598,790	604,189,388	34,409,402	--
Energy	1,350,698,151	1,157,022,544	193,675,607	--
Financials	2,102,630,859	1,818,761,684	283,869,175	--
Health Care	3,065,140,574	3,063,406,258	1,734,316	--
Industrials	1,164,298,904	840,975,975	323,298,271	24,658
Information Technology	1,240,621,830	1,212,087,335	28,534,495	--
Materials	274,785,330	255,183,850	19,601,480	--
Real Estate	50,870,921	50,870,921	--	--
Telecommunication Services	127,638,126	127,638,126	--	--
Utilities	275,709,801	275,709,801	--	--
Money Market Funds	1,960,451,217	1,960,451,217	--	--
Total Investments in Securities:	$15,251,389,073	$14,359,618,471	$885,122,746	$6,647,856

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$343,085,871
Level 2 to Level 1	$923,947

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	57.9%
Japan	14.8%
Korea (South)	3.3%
United Kingdom	3.3%
France	2.8%
Canada	2.4%
Netherlands	1.9%
China	1.9%
Cayman Islands	1.5%
India	1.0%
Others (Individually Less Than 1%)	9.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $376,456,284) — See accompanying schedule: Unaffiliated issuers (cost $8,847,100,028)	$12,221,518,065
Fidelity Central Funds (cost $1,960,437,452)	1,960,451,217
Other affiliated issuers (cost $1,045,150,791)	1,069,419,791
Total Investment in Securities (cost $11,852,688,271)		$15,251,389,073
Foreign currency held at value (cost $2)		2
Receivable for investments sold		14,467,880
Receivable for fund shares sold		7,835
Dividends receivable		11,019,222
Distributions receivable from Fidelity Central Funds		3,449,596
Other receivables		161,480
Total assets		15,280,495,088
Liabilities
Payable for investments purchased	$408,312
Payable for fund shares redeemed	367,621,404
Other payables and accrued expenses	992,995
Collateral on securities loaned	391,427,188
Total liabilities		760,449,899
Net Assets		$14,520,045,189
Net Assets consist of:
Paid in capital		$10,501,883,567
Undistributed net investment income		183,602,555
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		436,433,164
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,398,125,903
Net Assets		$14,520,045,189
Series Intrinsic Opportunities:
Net Asset Value, offering price and redemption price per share ($14,520,045,189 ÷ 772,632,370 shares)		$18.79

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends (including $18,916,275 earned from other affiliated issuers)		$274,802,019
Income from Fidelity Central Funds		30,804,100
Total income		305,606,119
Expenses
Custodian fees and expenses	$1,007,921
Independent trustees' fees and expenses	58,525
Legal	864
Commitment fees	38,478
Total expenses before reductions	1,105,788
Expense reductions	(610,259)
Total expenses after reductions		495,529
Net investment income (loss)		305,110,590
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $86,883)	583,304,523
Fidelity Central Funds	6,698
Other affiliated issuers	(46,539,672)
Foreign currency transactions	(831,696)
Total net realized gain (loss)		535,939,853
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,003,173)	809,057,962
Fidelity Central Funds	(6,117)
Other affiliated issuers	106,817,146
Assets and liabilities in foreign currencies	(42,383)
Total change in net unrealized appreciation (depreciation)		915,826,608
Net gain (loss)		1,451,766,461
Net increase (decrease) in net assets resulting from operations		$1,756,877,051

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	Year ended July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$305,110,590	$131,490,210
Net realized gain (loss)	535,939,853	379,891,077
Change in net unrealized appreciation (depreciation)	915,826,608	963,397,101
Net increase (decrease) in net assets resulting from operations	1,756,877,051	1,474,778,388
Distributions to shareholders from net investment income	(210,862,362)	(102,338,705)
Distributions to shareholders from net realized gain	(390,636,600)	(18,472,180)
Total distributions	(601,498,962)	(120,810,885)
Share transactions - net increase (decrease)	954,341,403	3,954,188,911
Total increase (decrease) in net assets	2,109,719,492	5,308,156,414
Net Assets
Beginning of period	12,410,325,697	7,102,169,283
End of period	$14,520,045,189	$12,410,325,697
Other Information
Undistributed net investment income end of period	$183,602,555	$89,540,306

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Series Intrinsic Opportunities Fund

Years ended July 31,	2018	2017	2016	2015	2014
Selected Per–Share Data
Net asset value, beginning of period	$17.30	$14.80	$15.58	$14.47	$12.78
Income from Investment Operations
Net investment income (loss)A	.40	.23	.18	.24B	.21
Net realized and unrealized gain (loss)	1.91	2.50	(.16)	1.49	1.84
Total from investment operations	2.31	2.73	.02	1.73	2.05
Distributions from net investment income	(.28)	(.19)	(.23)	(.21)	(.15)
Distributions from net realized gain	(.54)	(.04)	(.58)	(.42)	(.21)
Total distributions	(.82)	(.23)	(.80)C	(.62)D	(.36)
Net asset value, end of period	$18.79	$17.30	$14.80	$15.58	$14.47
Total ReturnE	13.82%	18.69%	.43%	12.35%	16.35%
Ratios to Average Net AssetsF,G
Expenses before reductions	.01%	.52%	.79%	.82%	.81%
Expenses net of fee waivers, if any	.01%	.52%	.79%	.82%	.81%
Expenses net of all reductions	- %H	.52%	.79%	.82%	.81%
Net investment income (loss)	2.19%	1.48%	1.28%	1.60%B	1.55%
Supplemental Data
Net assets, end of period (000 omitted)	$14,520,045	$4,948,389	$2,776,843	$2,619,363	$2,479,629
Portfolio turnover rateI	13%	35%J	14%	10%	16%

 A Calculated based on average shares outstanding during the period.

 B Net investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.18%.

 C Total distributions of $.80 per share is comprised of distributions from net investment income of $.228 and distributions from net realized gain of $.576 per share.

 D Total distributions of $.62 per share is comprised of distributions from net investment income of $.206 and distributions from net realized gain of $.416 per share.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Series Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Shares of the Fund are only available for purchase by mutual funds for which Fidelity Management & Research Company (FMR) or an affiliate serves as an investment manager. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Effective August 28, 2017, the Fund no longer offered Class F, and all outstanding shares of Class F were exchanged for shares of Series Intrinsic Opportunities.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,914,970,289
Gross unrealized depreciation	(553,477,386)
Net unrealized appreciation (depreciation)	$3,361,492,903
Tax Cost	$11,889,896,170

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$242,252,857
Undistributed long-term capital gain	$414,989,820
Net unrealized appreciation (depreciation) on securities and other investments	$3,361,479,573

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$231,899,093	$ 115,818,404
Long-term Capital Gains	369,599,869	4,992,481
Total	$601,498,962	$ 120,810,885

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $2,151,823,972 and $1,600,944,143, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund does not pay a management fee. Under the management contract, the investment adviser or an affiliate pays all ordinary operating expenses of the Fund, except custody fees, fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $25,990 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, certain affiliated entities (Investing Funds) completed exchanges in-kind with the Fund. The Investing Funds delivered investments and cash valued at $3,024,754,769 in exchange for 178,428,561 shares of the Fund. The amount of the in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets as well as the Notes to Financial Statements. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $38,478 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $4,473,237. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $7,462,799, including $586,157 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $606,606 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3,653.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended July 31, 2018	Year ended July 31, 2017
From net investment income
Series Intrinsic Opportunities	$210,862,362	$37,121,067
Class F	–	65,217,638
Total	$210,862,362	$102,338,705
From net realized gain
Series Intrinsic Opportunities	$390,636,600	$7,186,687
Class F	–	11,285,493
Total	$390,636,600	$18,472,180

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended July 31, 2018	Year ended July 31, 2017	Year ended July 31, 2018	Year ended July 31, 2017
Series Intrinsic Opportunities
Shares sold	511,169,556	98,373,368(a)	$8,888,451,603	$1,647,612,534(a)
Reinvestment of distributions	34,832,594	2,936,245	601,498,962	44,307,754
Shares redeemed	(59,400,406)	(2,915,567)	(1,080,697,919)	(45,345,088)
Net increase (decrease)	486,601,744	98,394,046	$8,409,252,646	$1,646,575,200
Class F
Shares sold	2,035,662	148,826,054(a)	$35,190,119	$2,479,453,692(a)
Reinvestment of distributions	–	5,068,588	–	76,503,131
Shares redeemed	(432,801,551)	(14,981,144)	(7,490,101,362)	(248,343,112)
Net increase (decrease)	(430,765,889)	138,913,498	$(7,454,911,243)	$2,307,613,711

 (a) Amount includes in-kind exchanges (see the Prior Fiscal Year Exchanges In-Kind note for additional details).

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, mutual funds managed by the investment adviser or its affiliates were the owners of record of all of the outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Series Intrinsic Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Series Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2018, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Series Intrinsic Opportunities	.01%
Actual		$1,000.00	$990.50	$.05
Hypothetical-C		$1,000.00	$1,024.74	$.05

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Series Intrinsic Opportunities Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.612 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.237 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $464,804,258, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 48% and 39% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 90% and 68% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Series Intrinsic Opportunities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders, including the expense cap arrangement currently in place for the fund; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

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Boston, MA 02210

www.fidelity.com

O2T-ANN-0918
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Fidelity Flex℠ Funds Fidelity Flex℠ Intrinsic Opportunities Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity Flex℠ Intrinsic Opportunities Fund	14.86%	16.98%

 A From March 8, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity Flex℠ Intrinsic Opportunities Fund on March 8, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Index performed over the same period.

Period Ending Values
$12,451	Fidelity Flex℠ Intrinsic Opportunities Fund
$12,247	Russell 3000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Joel Tillinghast:  For the fiscal year, the fund gained 14.86%, trailing the 16.39% return of the benchmark Russell 3000® Index. Versus the benchmark, stock selection held back the fund's performance, with my choices in the retailing and software & services industries hurting most. In retailing, the fund's lack of ownership of e-commerce firm and benchmark component Amazon.com was the top relative detractor the past year. Although Amazon's share price rallied 80%, this stock's valuation and other characteristics did not meet the investment criteria we focus on. Similarly, relative performance was held back by largely avoiding software manufacturer Microsoft, a stock that gained 49% the past year. The fund's sizable allocation to cash – at about 10% of assets, on average – amid a rising equity market also significantly hindered our relative result. Furthermore, our foreign holdings detracted overall, in part due to the strength of the U.S. dollar. Conversely, stock selection in the health care equipment & services and household & personal products groups added value. In the former category, a large position in health insurance company Anthem proved to be the fund's biggest individual contributor. Anthem's stock benefited from a series of better-than-expected quarterly earnings reports, fueled in part by membership growth, and investors responded positively to the company's share buybacks in the first half of 2018. Anthem was our largest holding. The fund's relative result also benefited from not owning a position in industrial conglomerate General Electric, a benchmark constituent that returned -45% the past year. GE reported a $15 billion shortfall in its insurance reserves and continued to suffer lackluster performance in its oil-and-gas and power-generation businesses.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
Anthem, Inc.	5.5
Amgen, Inc.	3.0
UnitedHealth Group, Inc.	2.6
Itochu Corp.	2.5
Best Buy Co., Inc.	2.2
United Therapeutics Corp.	1.9
Aetna, Inc.	1.8
MetLife, Inc.	1.8
John David Group PLC	1.6
China Petroleum & Chemical Corp. (H Shares)	1.5
24.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Health Care	23.7
Consumer Discretionary	18.5
Financials	15.0
Industrials	8.0
Energy	7.7

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	89.6%
Short-Term Investments and Net Other Assets (Liabilities)	10.4%

 * Foreign investments - 38.9%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 89.5%
	Shares	Value
CONSUMER DISCRETIONARY - 18.5%
Auto Components - 2.6%
Adient PLC	237	$11,288
Cooper Tire & Rubber Co.	1,441	41,141
Dongah Tire & Rubber Co. Ltd.	29	878
Eagle Industry Co. Ltd.	395	6,387
Fukoku Co. Ltd.	200	1,789
G-Tekt Corp.	6,200	107,404
Gentex Corp.	325	7,540
Hi-Lex Corp.	463	11,503
Hyundai Mobis	2,221	454,784
IJT Technology Holdings Co. Ltd.	2,900	21,812
INFAC Corp.	71	287
Piolax, Inc.	1,100	26,670
Seoyon Co. Ltd.	345	1,493
Seoyon E-Hwa Co., Ltd.	1,646	9,727
TBK Co. Ltd.	400	1,832
TPR Co. Ltd.	2,000	50,637
Yorozu Corp.	3,500	55,592
		810,764
Automobiles - 0.7%
Audi AG	62	52,925
Fiat Chrysler Automobiles NV	96	1,630
Fiat Chrysler Automobiles NV	3,037	51,842
General Motors Co.	3,001	113,768
Harley-Davidson, Inc.	3	129
		220,294
Distributors - 0.2%
Chori Co. Ltd.	1,000	18,557
Doshisha Co. Ltd.	800	18,015
Harima-Kyowa Co. Ltd.	100	1,685
Nakayamafuku Co. Ltd.	100	640
Yagi & Co. Ltd.	700	11,769
		50,666
Diversified Consumer Services - 1.0%
Asante, Inc.	100	2,010
Heian Ceremony Service Co. Ltd.	1,200	10,067
Kukbo Design Co. Ltd.	14	238
MegaStudy Co. Ltd.	2,610	35,043
MegaStudyEdu Co. Ltd.	503	74,763
Multicampus Co. Ltd.	35	1,138
Tsukada Global Holdings, Inc.	2,700	15,430
Weight Watchers International, Inc. (a)	1,861	166,615
		305,304
Hotels, Restaurants & Leisure - 0.5%
Brinker International, Inc.	52	2,453
Dunkin' Brands Group, Inc.	240	16,711
Flight Centre Travel Group Ltd.	85	4,295
Hiday Hidaka Corp.	360	7,656
Koshidaka Holdings Co. Ltd.	2,000	23,002
Kura Corp. Ltd.	200	12,056
Retail Food Group Ltd.	2,910	886
St. Marc Holdings Co. Ltd.	500	12,158
The Restaurant Group PLC	16,655	57,930
Whitbread PLC	1	51
Wyndham Destinations, Inc.	3	138
Wyndham Hotels & Resorts, Inc.	3	174
		137,510
Household Durables - 0.7%
Ace Bed Co. Ltd.	120	14,592
Emak SpA	409	578
FJ Next Co. Ltd.	1,900	17,332
Gree Electric Appliances, Inc. of Zhuhai Class A	600	3,890
Hamilton Beach Brands Holding Co.:
Class A	104	2,642
Class B	104	2,642
Helen of Troy Ltd. (a)	1,321	151,321
Q.E.P. Co., Inc.	24	763
Sanyo Housing Nagoya Co. Ltd.	1,700	18,412
Tupperware Brands Corp.	323	11,857
		224,029
Internet & Direct Marketing Retail - 0.0%
Hyundai Home Shopping Network Corp.	7	692
NS Shopping Co. Ltd.	30	338
Trade Maine Group Ltd.	34	112
Webjet Ltd.	79	784
		1,926
Leisure Products - 0.1%
Mars Engineering Corp.	1,100	23,837
Media - 1.8%
AMC Networks, Inc. Class A (a)	300	18,087
Comcast Corp. Class A	5,282	188,990
Corus Entertainment, Inc. Class B (non-vtg.)	273	852
Discovery Communications, Inc. Class A (a)(b)	5,642	149,964
DMS, Inc.	500	7,146
Gendai Agency, Inc.	1,500	7,190
Hyundai HCN	4,802	17,897
Ipsos SA	7	234
Liberty Latin America Ltd. Class A (a)	5	95
Multiplus SA	900	6,642
Nippon BS Broadcasting Corp.	200	2,488
Nippon Television Network Corp.	147	2,365
Pico Far East Holdings Ltd.	6,000	2,484
Proto Corp.	100	1,229
SMG PLC	7	40
Television Broadcasts Ltd.	2,700	8,376
The Walt Disney Co.	226	25,665
Viacom, Inc.:
Class A	1,921	66,082
Class B (non-vtg.)	1,441	41,861
WOWOW INC.	400	12,109
		559,796
Multiline Retail - 0.5%
Grazziotin SA	200	1,071
Lifestyle China Group Ltd. (a)	30,000	12,193
Lifestyle International Holdings Ltd.	31,000	61,613
Macy's, Inc.	1,200	47,676
Treasure Factory Co. Ltd.	1,300	9,394
Watts Co. Ltd.	600	5,865
		137,812
Specialty Retail - 8.8%
ABC-MART, Inc.	100	5,411
Arc Land Sakamoto Co. Ltd.	900	12,589
AT-Group Co. Ltd.	1,837	46,625
AutoNation, Inc. (a)	840	40,765
Beacon Lighting Group Ltd.	17	18
Best Buy Co., Inc.	9,124	684,574
DongAh Tire & Rubber Co. Ltd. (a)	39	457
Dunelm Group PLC	244	1,680
Ff Group (a)(c)	2,761	15,497
Fuji Corp.	1,699	40,494
GameStop Corp. Class A	2,386	34,382
Genesco, Inc. (a)	720	29,304
GNC Holdings, Inc. Class A (a)(b)	14,261	45,350
Goldlion Holdings Ltd.	22,000	9,109
Guess?, Inc.	8,345	189,098
Handsman Co. Ltd.	1,700	19,734
Hibbett Sports, Inc. (a)	2,462	56,503
JB Hi-Fi Ltd.	1,681	29,786
John David Group PLC	80,912	496,915
K's Holdings Corp.	10,000	112,418
Ku Holdings Co. Ltd.	900	7,558
Lookers PLC	764	1,053
Mandarake, Inc.	100	593
Nafco Co. Ltd.	200	3,280
Nitori Holdings Co. Ltd.	2,200	331,825
Oriental Watch Holdings Ltd.	4,000	1,228
Padini Holdings Bhd	1,800	2,657
Sacs Bar Holdings, Inc.	800	6,940
Sally Beauty Holdings, Inc. (a)	11,404	188,052
Samse SA	65	12,009
Silvano Fashion Group A/S	7	24
Sports Direct International PLC (a)	68	369
The Buckle, Inc.	514	12,362
Tokatsu Holdings Co. Ltd.	100	481
Truworths International Ltd.	228	1,417
Urban Outfitters, Inc. (a)	2,281	101,276
Vita Group Ltd.	18	13
Vitamin Shoppe, Inc. (a)	104	868
Williams-Sonoma, Inc. (b)	2,641	154,472
		2,697,186
Textiles, Apparel & Luxury Goods - 1.6%
Best Pacific International Holdings Ltd.	2,000	739
Embry Holdings Ltd.	1,000	336
Fossil Group, Inc. (a)	4,470	117,114
Gerry Weber International AG (Bearer)	1,501	10,145
Grendene SA	300	623
Handsome Co. Ltd.	17	576
Magni-Tech Industries Bhd	4,500	5,314
Michael Kors Holdings Ltd. (a)	4,562	304,422
Portico International Holdings (a)	21,000	10,943
Sitoy Group Holdings Ltd.	6,000	1,728
Texwinca Holdings Ltd.	2,000	882
Vera Bradley, Inc. (a)	2,281	30,314
Youngone Holdings Co. Ltd.	176	8,488
Yue Yuen Industrial (Holdings) Ltd.	5,000	13,441
		505,065

TOTAL CONSUMER DISCRETIONARY		5,674,189

CONSUMER STAPLES - 4.9%
Beverages - 0.9%
A.G. Barr PLC	968	8,602
Britvic PLC	16,730	176,550
C&C Group PLC	307	1,235
Jinro Distillers Co. Ltd.	1,256	34,517
Lucas Bols BV (d)	82	1,620
Olvi PLC (A Shares)	68	2,560
Spritzer Bhd	200	118
Willamette Valley Vineyards, Inc.	3	25
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	14,600	38,969
		264,196
Food & Staples Retailing - 1.8%
Amsterdam Commodities NV	1,501	35,192
Belc Co. Ltd.	100	4,794
Dong Suh Companies, Inc.	1,200	27,482
Genky DrugStores Co. Ltd.	800	27,653
Halows Co. Ltd.	100	2,307
J Sainsbury PLC	136	584
Kroger Co.	4,802	139,258
MARR SpA	1,921	51,890
OM2 Network Co. Ltd.	200	3,155
Retail Partners Co. Ltd.	1,200	16,399
Satsudora Holdings Co. Ltd.	800	15,261
Shoei Foods Corp.	100	3,461
Tesco PLC	24,191	82,612
Thai President Foods PCL	43	200
United Natural Foods, Inc. (a)	989	31,846
Valor Holdings Co. Ltd.	1,600	34,314
Walgreens Boots Alliance, Inc.	956	64,645
		541,053
Food Products - 0.8%
Ajinomoto Malaysia Bhd	3,000	16,236
B&G Foods, Inc. Class A	720	22,608
Bakkafrost	286	17,584
Bell AG	50	14,619
Binggrea Co. Ltd.	10	541
Carr's Group PLC	4,948	9,612
Changshouhua Food Co. Ltd.	1,000	470
Cranswick PLC	970	41,684
Dean Foods Co.	34	334
Kaneko Seeds Co. Ltd.	100	1,443
Kawan Food Bhd	133	79
Lassonde Industries, Inc. Class A (sub. vtg.)	120	24,464
London Biscuits Bhd (a)	2,700	345
Pickles Corp.	100	1,988
Prima Meat Packers Ltd.	1,142	5,730
S Foods, Inc.	600	23,530
Select Harvests Ltd.	3,451	15,384
Thai Wah PCL	300	83
The Hain Celestial Group, Inc. (a)	1,561	44,395
The J.M. Smucker Co.	63	7,001
Toyo Sugar Refining Co. Ltd.	200	2,277
Valsoia SpA	42	771
		251,178
Personal Products - 1.1%
Asaleo Care Ltd.	682	355
Hengan International Group Co. Ltd.	4,133	36,780
USANA Health Sciences, Inc. (a)	2,221	293,727
		330,862
Tobacco - 0.3%
KT&G Corp.	756	75,025
Scandinavian Tobacco Group A/S (d)	960	15,622
		90,647

TOTAL CONSUMER STAPLES		1,477,936

ENERGY - 7.7%
Energy Equipment & Services - 0.9%
AKITA Drilling Ltd. Class A (non-vtg.)	170	636
Carbo Ceramics, Inc. (a)(b)	5,667	52,873
Diamond Offshore Drilling, Inc. (a)	581	11,155
Ensco PLC Class A	9,604	71,358
Geospace Technologies Corp. (a)	1,122	15,787
GulfMark Offshore, Inc. (a)	4	151
GulfMark Offshore, Inc. warrants 11/14/24 (a)	50	125
National Oilwell Varco, Inc.	480	23,338
Oceaneering International, Inc.	1,274	34,857
Prosafe ASA (a)	68	156
Shinko Plantech Co. Ltd.	4,300	40,571
Tecnicas Reunidas SA	291	9,834
		260,841
Oil, Gas & Consumable Fuels - 6.8%
Alvopetro Energy Ltd. (a)	1,900	657
Baytex Energy Corp. (a)	409	1,270
Birchcliff Energy Ltd.	7,203	28,516
Bonavista Energy Corp.	34	41
Chevron Corp.	1,080	136,372
China Petroleum & Chemical Corp. (H Shares)	480,667	462,038
CNOOC Ltd. sponsored ADR	81	13,608
ConocoPhillips Co.	6,002	433,164
Contango Oil & Gas Co. (a)	170	954
Enagas SA	7,203	201,474
Fuji Kosan Co. Ltd.	100	585
Husky Energy, Inc.	10,324	175,552
Imperial Oil Ltd.	480	16,438
International Seaways, Inc. (a)	7	152
Motor Oil (HELLAS) Corinth Refineries SA	581	12,338
Murphy Oil Corp.	3,121	103,804
NACCO Industries, Inc. Class A	219	7,227
Peyto Exploration & Development Corp.	21,608	178,066
San-Ai Oil Co. Ltd.	200	2,561
Ship Finance International Ltd. (NY Shares)	7	102
Thai Oil PCL (For. Reg.)	400	965
Total SA sponsored ADR	3,785	246,971
Tsakos Energy Navigation Ltd.	307	1,075
Whiting Petroleum Corp. (a)	960	47,664
World Fuel Services Corp.	840	23,377
		2,094,971

TOTAL ENERGY		2,355,812

FINANCIALS - 15.0%
Banks - 5.3%
Cambridge Bancorp	3	270
Central Valley Community Bancorp	17	365
Citizens Financial Services, Inc.	8	508
Erste Group Bank AG	3	130
F & M Bank Corp.	214	8,132
Gunma Bank Ltd.	12,215	64,890
Hiroshima Bank Ltd.	1,916	13,177
JPMorgan Chase & Co.	3,121	358,759
Mitsubishi UFJ Financial Group, Inc.	40,783	250,280
Nordea Bank AB	69	734
OFG Bancorp	4,229	70,413
Ogaki Kyoritsu Bank Ltd.	100	2,614
San ju San Financial Group, Inc. (a)	632	12,169
Skandiabanken ASA (d)	1,441	13,957
Sparebank 1 Oestlandet	2,401	25,433
Sumitomo Mitsui Financial Group, Inc.	9,567	379,693
The Keiyo Bank Ltd.	1,317	5,795
The San-In Godo Bank Ltd.	3,575	33,475
Unicaja Banco SA (d)	14,406	24,325
Van Lanschot NV (Bearer)	55	1,518
Wells Fargo & Co.	5,402	309,481
Yamaguchi Financial Group, Inc.	4,538	51,380
		1,627,498
Capital Markets - 1.3%
ABG Sundal Collier ASA	1,023	727
Apollo Global Management LLC Class A	951	33,761
Brighthouse Financial, Inc.	729	31,660
Edify SA (a)	7	499
Franklin Resources, Inc.	206	7,070
Goldman Sachs Group, Inc.	240	56,983
Morgan Stanley	1,614	81,604
T. Rowe Price Group, Inc.	17	2,024
The Blackstone Group LP	5,176	180,746
		395,074
Consumer Finance - 1.1%
Aeon Credit Service (Asia) Co. Ltd.	24,000	20,334
Credit Corp. Group Ltd.	36	550
Discover Financial Services	2,401	171,455
Santander Consumer U.S.A. Holdings, Inc.	614	11,813
Synchrony Financial	4,322	125,079
		329,231
Diversified Financial Services - 1.2%
Fuyo General Lease Co. Ltd.	1,300	81,036
Granite Point Mortgage Trust, Inc.	9	171
IBJ Leasing Co. Ltd.	363	9,337
Kyushu Railway Co.	500	15,338
NICE Holdings Co. Ltd.	156	2,235
Ricoh Leasing Co. Ltd.	2,600	84,872
Tokyo Century Corp.	3,300	180,030
		373,019
Insurance - 5.9%
AFLAC, Inc.	9,604	446,970
ASR Nederland NV	2,401	107,531
Assurant, Inc.	480	52,944
Chubb Ltd.	720	100,598
Db Insurance Co. Ltd.	3,061	177,315
Genworth Financial, Inc. Class A (a)	15,366	70,684
Hannover Reuck SE	108	14,397
Hyundai Fire & Marine Insurance Co. Ltd.	900	29,624
Kansas City Life Insurance Co.	1	38
MetLife, Inc.	11,765	538,131
National Western Life Group, Inc.	31	10,044
NN Group NV	4,075	180,216
Prudential Financial, Inc.	534	53,886
Sony Financial Holdings, Inc.	2,400	46,120
		1,828,498
Mortgage Real Estate Investment Trusts - 0.0%
Two Harbors Investment Corp.	51	791
Thrifts & Mortgage Finance - 0.2%
ASAX Co. Ltd.	1,500	8,599
Genworth MI Canada, Inc.	1,080	38,016
Genworth Mortgage Insurance Ltd.	7,805	15,599
Hingham Institution for Savings	7	1,547
		63,761

TOTAL FINANCIALS		4,617,872

HEALTH CARE - 23.7%
Biotechnology - 7.9%
AbbVie, Inc.	2,401	221,444
Amgen, Inc.	4,622	908,454
Biogen, Inc. (a)	1,020	341,057
Celgene Corp. (a)	29	2,613
Cell Biotech Co. Ltd.	360	10,831
Essex Bio-Technology Ltd.	6,000	4,877
Gilead Sciences, Inc.	4,362	339,494
United Therapeutics Corp. (a)	4,802	590,214
		2,418,984
Health Care Equipment & Supplies - 0.7%
Ansell Ltd.	1,200	25,685
Fukuda Denshi Co. Ltd.	1,300	86,500
Medikit Co. Ltd.	100	5,393
Nakanishi, Inc.	1,200	25,059
Paramount Bed Holdings Co. Ltd.	100	4,226
St.Shine Optical Co. Ltd.	2,000	44,014
Value Added Technology Co. Ltd.	52	1,469
Varex Imaging Corp. (a)	240	9,178
		201,524
Health Care Providers & Services - 12.9%
Aetna, Inc.	2,881	542,752
Amedisys, Inc. (a)	1,145	107,206
Anthem, Inc.	6,603	1,670,562
Chemed Corp.	401	126,728
CVS Health Corp.	2,881	186,862
Humana, Inc.	1,200	377,016
Laboratory Corp. of America Holdings (a)	7	1,227
MEDNAX, Inc. (a)	960	41,078
Quest Diagnostics, Inc.	600	64,632
Saint-Care Holding Corp.	300	1,867
Sigma Healthcare Ltd.	11,412	4,154
Tokai Corp.	1,000	21,884
Uchiyama Holdings Co. Ltd.	1,400	6,536
UnitedHealth Group, Inc.	3,121	790,300
Universal Health Services, Inc. Class B	132	16,117
		3,958,921
Health Care Technology - 0.1%
Pharmagest Interactive	648	44,252
Life Sciences Tools & Services - 0.2%
ICON PLC (a)	384	53,437
Pharmaceuticals - 1.9%
Apex Healthcare Bhd	500	873
AstraZeneca PLC sponsored ADR	1,921	75,169
Biofermin Pharmaceutical Co. Ltd.	100	2,558
Dawnrays Pharmaceutical Holdings Ltd.	14,267	8,143
DongKook Pharmaceutical Co. Ltd.	114	6,430
Genomma Lab Internacional SA de CV (a)	6,900	5,505
GlaxoSmithKline PLC	57	1,184
Indivior PLC (a)	4,397	17,649
Johnson & Johnson	2,067	273,919
Korea United Pharm, Inc.	90	1,932
Lee's Pharmaceutical Holdings Ltd.	21,500	23,037
Luye Pharma Group Ltd.	1,500	1,458
Nippon Chemiphar Co. Ltd.	100	4,145
Novo Nordisk A/S Series B sponsored ADR	600	29,862
PT Tempo Scan Pacific Tbk	300	31
Sanofi SA sponsored ADR	351	15,219
Stallergenes Greer PLC (a)	144	4,597
Taro Pharmaceutical Industries Ltd. (a)	840	94,298
Towa Pharmaceutical Co. Ltd.	400	22,215
Vetoquinol SA	7	450
		588,674

TOTAL HEALTH CARE		7,265,792

INDUSTRIALS - 8.0%
Aerospace & Defense - 0.0%
Austal Ltd.	205	260
Kongsberg Gruppen ASA	7	142
SIFCO Industries, Inc. (a)	25	129
The Lisi Group	3	104
		635
Air Freight & Logistics - 0.1%
AIT Corp.	2,200	21,545
CTI Logistics Ltd.	291	227
Onelogix Group Ltd.	2,727	901
SBS Co. Ltd.	300	3,571
		26,244
Building Products - 0.1%
InnoTec TSS AG	33	590
Nihon Dengi Co. Ltd.	400	9,949
Noda Corp.	700	7,343
Sekisui Jushi Corp.	1,100	19,784
		37,666
Commercial Services & Supplies - 0.4%
Asia File Corp. Bhd	2,400	1,624
Calian Technologies Ltd.	543	13,170
Civeo Corp. (a)	7,070	26,937
Matsuda Sangyo Co. Ltd.	100	1,441
Mitie Group PLC	2,748	5,547
Prestige International, Inc.	2,700	31,415
Riverstone Holdings Ltd.	100	81
VSE Corp.	579	24,955
		105,170
Construction & Engineering - 0.3%
Arcadis NV	1,200	21,946
Boustead Projs. Pte Ltd.	1,700	1,130
Boustead Singapore Ltd.	15,600	9,454
Geumhwa PSC Co. Ltd.	1	30
Meisei Industrial Co. Ltd.	1,100	8,883
Monadelphous Group Ltd.	7	77
Nippon Rietec Co. Ltd.	900	12,734
Seikitokyu Kogyo Co. Ltd.	500	3,282
Shinnihon Corp.	100	1,264
Sumitomo Densetsu Co. Ltd.	155	2,678
Toshiba Plant Systems & Services Corp.	1,490	32,928
		94,406
Electrical Equipment - 0.4%
Aichi Electric Co. Ltd.	100	2,974
Aros Quality Group AB	2,048	37,965
Canare Electric Co. Ltd.	130	2,504
Eaton Corp. PLC	770	64,041
Hammond Power Solutions, Inc. Class A	771	4,256
Holding Co. ADMIE IPTO SA (a)	17	34
Somfy SA	35	3,127
		114,901
Industrial Conglomerates - 0.1%
Lifco AB	191	8,569
Mytilineos Holdings SA	2,041	20,525
Nolato AB Series B	24	2,151
Reunert Ltd.	205	1,270
		32,515
Machinery - 0.5%
Conrad Industries, Inc. (a)	1	18
Daihatsu Diesel Manufacturing Co. Ltd.	900	5,956
Daiwa Industries Ltd.	2,600	29,391
Fujimak Corp.	800	14,395
Fukushima Industries Corp.	100	4,928
Global Brass & Copper Holdings, Inc.	477	15,717
Haitian International Holdings Ltd.	7,000	16,499
Hy-Lok Corp.	68	1,499
Ihara Science Corp.	463	9,404
Luxfer Holdings PLC sponsored	3	56
Momentum Group AB Class B	922	12,331
Nakano Refrigerators Co. Ltd.	200	10,643
Nansin Co. Ltd.	200	946
Sakura Rubber Co. Ltd.	1,000	4,955
Sansei Co. Ltd.	1,000	3,398
Semperit AG Holding (a)	614	12,206
Teikoku Sen-I Co. Ltd.	1,100	23,610
		165,952
Marine - 0.0%
Japan Transcity Corp.	2,443	12,519
Professional Services - 1.7%
ABIST Co. Ltd.	332	13,718
Akka Technologies SA	1,561	114,997
Bertrandt AG	480	48,551
Career Design Center Co. Ltd.	100	1,817
CBIZ, Inc. (a)	325	7,150
Dun & Bradstreet Corp.	1,441	181,407
Harvey Nash Group PLC	205	305
McMillan Shakespeare Ltd.	6,242	75,359
Robert Half International, Inc.	763	57,805
WDB Holdings Co. Ltd.	400	13,934
		515,043
Road & Rail - 0.6%
Autohellas SA	1,561	43,078
Daqin Railway Co. Ltd. (A Shares)	98,900	129,927
Higashi Twenty One Co. Ltd.	100	569
Nikkon Holdings Co. Ltd.	132	3,571
SENKO Co. Ltd.	200	1,570
STEF-TFE Group	7	810
Tohbu Network Co. Ltd.	100	1,028
Utoc Corp.	3,100	14,528
		195,081
Trading Companies & Distributors - 3.8%
AerCap Holdings NV (a)	1,921	107,826
Bergman & Beving AB (B Shares)	1,501	16,046
Canox Corp.	800	7,155
Green Cross Co. Ltd.	500	9,636
HERIGE	41	1,688
Houston Wire & Cable Co. (a)	3,238	25,904
Howden Joinery Group PLC	102	639
iMarketKorea, Inc.	7	44
Itochu Corp.	43,354	769,811
Kamei Corp.	5,007	69,990
Meiwa Corp.	1,600	6,940
Mitani Shoji Co. Ltd.	1,600	74,409
Pla Matels Corp.	200	1,358
Rasa Corp.	100	894
Shinsho Corp.	132	3,854
Yuasa Trading Co. Ltd.	1,600	52,086
		1,148,280
Transportation Infrastructure - 0.0%
Isewan Terminal Service Co. Ltd.	200	1,316
Qingdao Port International Co. Ltd. (d)	10,583	7,712
		9,028

TOTAL INDUSTRIALS		2,457,440

INFORMATION TECHNOLOGY - 7.6%
Communications Equipment - 0.0%
HF Co.	153	1,274
Electronic Equipment & Components - 0.5%
Casa Systems, Inc. (a)	194	2,955
Daido Signal Co. Ltd.	1,000	5,277
Dell Technologies, Inc. (a)	443	40,986
Elematec Corp.	800	18,802
Hon Hai Precision Industry Co. Ltd. (Foxconn)	5,000	13,701
Intelligent Digital Integrated Security Co. Ltd.	88	698
Lacroix SA	163	5,146
Makus, Inc.	205	954
PAX Global Technology Ltd.	2,000	961
Riken Kieki Co. Ltd.	1,300	28,078
Simplo Technology Co. Ltd.	3,000	17,413
TE Connectivity Ltd.	81	7,579
		142,550
Internet Software & Services - 1.0%
Alphabet, Inc. Class A (a)	72	88,360
Aucnet, Inc.	100	1,494
AuFeminin.com SA (a)	203	8,332
CROOZ, Inc.	100	1,841
F@N Communications, Inc.	400	2,497
Kakaku.com, Inc.	1,211	25,473
Yahoo! Japan Corp. (b)	10,800	41,090
YY, Inc. ADR (a)	1,561	145,532
Zappallas, Inc.	2,600	8,743
		323,362
IT Services - 2.4%
Amdocs Ltd.	3,001	202,808
Avant Corp.	200	1,987
Cielo SA	1,400	5,353
Computer Services, Inc.	3	155
Data#3 Ltd.	341	386
E-Credible Co. Ltd.	104	1,406
Estore Corp.	300	2,592
Future Corp.	800	11,047
Korea Information & Communication Co. Ltd. (a)	780	7,180
Leidos Holdings, Inc.	20	1,368
Neurones	7	189
Shinsegae Information & Communication Co. Ltd.	19	1,860
Sopra Steria Group	1,200	212,448
Tessi SA (a)	50	10,670
The Western Union Co.	13,075	263,592
		723,041
Semiconductors & Semiconductor Equipment - 0.6%
e-LITECOM Co. Ltd.	34	179
KLA-Tencor Corp.	14	1,644
Miraial Co. Ltd.	1,500	15,280
Phison Electronics Corp.	1,000	8,306
Qualcomm, Inc.	1,947	124,783
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	840	34,616
		184,808
Software - 0.3%
eBase Co. Ltd.	200	3,234
Ebix, Inc.	720	57,132
GAMEVIL, Inc. (a)	7	327
InfoVine Co. Ltd.	43	911
Jastec Co. Ltd.	100	978
Justplanning, Inc.	300	2,806
KSK Co., Ltd.	100	1,609
Micro Focus International PLC sponsored ADR	1,054	17,075
Uchida Esco Co. Ltd.	96	1,471
		85,543
Technology Hardware, Storage & Peripherals - 2.8%
Apple, Inc.	360	68,504
Hewlett Packard Enterprise Co.	15,966	246,515
HP, Inc.	17,047	393,445
Seagate Technology LLC	2,862	150,598
TPV Technology Ltd.	22,000	2,270
		861,332

TOTAL INFORMATION TECHNOLOGY		2,321,910

MATERIALS - 1.6%
Chemicals - 1.1%
C. Uyemura & Co. Ltd.	400	30,050
CF Industries Holdings, Inc.	637	28,296
Chokwang Paint Ltd.	34	243
Chugoku Marine Paints Ltd.	1,700	16,268
Daishin-Chemical Co. Ltd.	103	1,363
Fuso Chemical Co. Ltd.	400	10,213
K&S AG	2,041	53,914
KPX Green Chemical Co. Ltd.	34	132
Kuriyama Holdings Corp.	100	1,794
LyondellBasell Industries NV Class A	356	39,441
Nippon Soda Co. Ltd.	1,253	7,340
NOF Corp.	100	3,287
Nutrien Ltd.	288	15,641
Scientex Bhd	7,100	13,798
T&K Toka Co. Ltd.	600	6,911
Tae Kyung Industrial Co. Ltd.	614	4,119
Toho Acetylene Co. Ltd.	200	2,769
Yara International ASA	2,041	90,056
Yip's Chemical Holdings Ltd.	2,000	701
Yung Chi Paint & Varnish Manufacturing Co. Ltd.	6,000	15,794
		342,130
Construction Materials - 0.0%
Ibstock PLC (d)	334	1,077
Mitani Sekisan Co. Ltd.	400	9,698
		10,775
Containers & Packaging - 0.1%
Mayr-Melnhof Karton AG	240	32,667
The Pack Corp.	200	6,359
		39,026
Metals & Mining - 0.4%
Ausdrill Ltd.	30,492	41,344
Castings PLC	51	279
Chubu Steel Plate Co. Ltd.	300	1,841
CI Resources Ltd.	16	20
CK-SAN-ETSU Co. Ltd.	200	6,573
Compania de Minas Buenaventura SA sponsored ADR	481	6,609
Mount Gibson Iron Ltd.	22,824	7,207
Orvana Minerals Corp. (a)	34	5
Pacific Metals Co. Ltd. (a)	1,600	46,121
Teck Resources Ltd. Class B (sub. vtg.)	7	183
		110,182

TOTAL MATERIALS		502,113

REAL ESTATE - 0.5%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Crown Castle International Corp.	334	37,017
Piedmont Office Realty Trust, Inc. Class A	726	14,360
Public Storage	168	36,595
Sabra Health Care REIT, Inc.	70	1,513
Ventas, Inc.	46	2,593
		92,078
Real Estate Management & Development - 0.2%
HFF, Inc.	7	315
Leopalace21 Corp.	900	4,942
Nisshin Fudosan Co. Ltd.	6,800	41,901
		47,158

TOTAL REAL ESTATE		139,236

TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.9%
AT&T, Inc.	2,883	92,170
Verizon Communications, Inc.	3,655	188,744
		280,914
Wireless Telecommunication Services - 0.1%
Okinawa Cellular Telephone Co.	600	23,020

TOTAL TELECOMMUNICATION SERVICES		303,934

UTILITIES - 1.0%
Electric Utilities - 0.8%
EVN AG	7	139
Exelon Corp.	4,562	193,885
Fjordkraft Holding ASA (a)	1,561	6,411
PG&E Corp.	244	10,512
PPL Corp.	840	24,167
Public Power Corp. of Greece (a)	17	35
		235,149
Gas Utilities - 0.2%
Busan City Gas Co. Ltd.	210	6,874
China Resource Gas Group Ltd.	4,000	18,958
K&O Energy Group, Inc.	100	1,679
Rubis	14	826
Seoul City Gas Co. Ltd.	176	13,736
YESCO Co. Ltd.	576	20,330
		62,403
Independent Power and Renewable Electricity Producers - 0.0%
The AES Corp.	97	1,296
Water Utilities - 0.0%
Manila Water Co., Inc.	300	150

TOTAL UTILITIES		298,998

TOTAL COMMON STOCKS
(Cost $24,990,148)		27,415,232

Nonconvertible Preferred Stocks - 0.1%
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	100	2,280
Machinery - 0.0%
Danieli & C. Officine Meccaniche SpA	7	123

TOTAL INDUSTRIALS		2,403

MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	966	12,019
UTILITIES - 0.0%
Electric Utilities - 0.0%
Companhia Paranaense de Energia-Copel (PN-B)	800	4,369
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $22,152)		18,791

Money Market Funds - 11.7%
Fidelity Cash Central Fund, 1.96% (e)	3,142,189	3,142,818
Fidelity Securities Lending Cash Central Fund 1.97% (e)(f)	450,229	450,274
TOTAL MONEY MARKET FUNDS
(Cost $3,593,095)		3,593,092
TOTAL INVESTMENT IN SECURITIES - 101.3%
(Cost $28,605,395)		31,027,115
NET OTHER ASSETS (LIABILITIES) - (1.3)%		(390,049)
NET ASSETS - 100%		$30,637,066

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $64,313 or 0.2% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$38,716
Fidelity Securities Lending Cash Central Fund	607
Total	$39,323

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$5,674,189	$5,658,692	$--	$15,497
Consumer Staples	1,477,936	1,395,324	82,612	--
Energy	2,355,812	1,893,774	462,038	--
Financials	4,617,872	3,941,779	676,093	--
Health Care	7,265,792	7,264,608	1,184	--
Industrials	2,459,843	1,690,032	769,811	--
Information Technology	2,321,910	2,280,820	41,090	--
Materials	514,132	468,011	46,121	--
Real Estate	139,236	139,236	--	--
Telecommunication Services	303,934	303,934	--	--
Utilities	303,367	303,367	--	--
Money Market Funds	3,593,092	3,593,092	--	--
Total Investments in Securities:	$31,027,115	$28,932,669	$2,078,949	$15,497

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	61.1%
Japan	14.3%
United Kingdom	3.5%
Korea (South)	3.3%
France	2.1%
China	2.0%
Canada	1.9%
Netherlands	1.7%
Cayman Islands	1.1%
British Virgin Islands	1.0%
Others (Individually Less Than 1%)	8.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $439,687) — See accompanying schedule: Unaffiliated issuers (cost $25,012,300)	$27,434,023
Fidelity Central Funds (cost $3,593,095)	3,593,092
Total Investment in Securities (cost $28,605,395)		$31,027,115
Foreign currency held at value (cost $637)		622
Receivable for fund shares sold		33,112
Dividends receivable		22,715
Distributions receivable from Fidelity Central Funds		5,111
Other receivables		852
Total assets		31,089,527
Liabilities
Payable for fund shares redeemed	$2,171
Collateral on securities loaned	450,290
Total liabilities		452,461
Net Assets		$30,637,066
Net Assets consist of:
Paid in capital		$27,867,406
Undistributed net investment income		294,258
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		53,722
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,421,680
Net Assets, for 2,498,887 shares outstanding		$30,637,066
Net Asset Value, offering price and redemption price per share ($30,637,066 ÷ 2,498,887 shares)		$12.26

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$425,403
Income from Fidelity Central Funds		39,323
Total income		464,726
Expenses
Independent trustees' fees and expenses	$83
Commitment fees	51
Total expenses		134
Net investment income (loss)		464,592
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	126,403
Fidelity Central Funds	(13)
Foreign currency transactions	(2,414)
Total net realized gain (loss)		123,976
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	2,022,197
Fidelity Central Funds	(3)
Assets and liabilities in foreign currencies	(61)
Total change in net unrealized appreciation (depreciation)		2,022,133
Net gain (loss)		2,146,109
Net increase (decrease) in net assets resulting from operations		$2,610,701

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period March 8, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$464,592	$43,595
Net realized gain (loss)	123,976	9,774
Change in net unrealized appreciation (depreciation)	2,022,133	399,547
Net increase (decrease) in net assets resulting from operations	2,610,701	452,916
Distributions to shareholders from net investment income	(160,531)	–
Distributions to shareholders from net realized gain	(66,106)	–
Total distributions	(226,637)	–
Share transactions
Proceeds from sales of shares	29,809,685	7,638,459
Reinvestment of distributions	226,637	–
Cost of shares redeemed	(9,808,434)	(66,261)
Net increase (decrease) in net assets resulting from share transactions	20,227,888	7,572,198
Total increase (decrease) in net assets	22,611,952	8,025,114
Net Assets
Beginning of period	8,025,114	–
End of period	$30,637,066	$8,025,114
Other Information
Undistributed net investment income end of period	$294,258	$43,586
Shares
Sold	2,563,049	746,147
Issued in reinvestment of distributions	19,832	–
Redeemed	(823,981)	(6,160)
Net increase (decrease)	1,758,900	739,987

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Flex Intrinsic Opportunities Fund

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.84	$10.00
Income from Investment Operations
Net investment income (loss)B	.26	.08
Net realized and unrealized gain (loss)	1.34	.76
Total from investment operations	1.60	.84
Distributions from net investment income	(.13)	–
Distributions from net realized gain	(.05)	–
Total distributions	(.18)	–
Net asset value, end of period	$12.26	$10.84
Total ReturnC,D	14.86%	8.40%
Ratios to Average Net AssetsE,F
Expenses before reductionsG	-%	- %H
Expenses net of fee waivers, if anyG	-%	- %H
Expenses net of all reductionsG	-%	- %H
Net investment income (loss)	2.21%	1.97%H
Supplemental Data
Net assets, end of period (000 omitted)	$30,637	$8,025
Portfolio turnover rateI	6%	9%J

 A For the period March 8, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Total returns for periods of less than one year are not annualized.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 G Amount represents less than .005%.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Flex Intrinsic Opportunities Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. The Fund is available only to certain fee-based accounts offered by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships, and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$3,395,461
Gross unrealized depreciation	(996,798)
Net unrealized appreciation (depreciation)	$2,398,663
Tax Cost	$28,628,452

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$365,028
Undistributed long-term capital gain	$6,009
Net unrealized appreciation (depreciation) on securities and other investments	$2,398,623

The tax character of distributions paid was as follows:

	July 31, 2018	July 31, 2017
Ordinary Income	$226,637	$ -

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $18,878,954 and $1,047,894, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services and the Fund does not pay any fees for these services. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $104 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $51 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $607. During the period, there were no securities loaned to FCM.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 20% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Flex Intrinsic Opportunities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Flex Intrinsic Opportunities Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period from March 8, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	- %-C	$1,000.00	$997.60	$--D
Hypothetical-E		$1,000.00	$1,024.79	$--D

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C Amount represents less than .005%.

 D Amount represents less than $.005.

 E 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Flex Intrinsic Opportunities Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.032 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.118 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $6,009, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 34% and 35% of the dividends distributed in September and December, respectively during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 62% and 60% of the dividends distributed in September and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Flex Intrinsic Opportunities Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

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Fidelity® Low-Priced Stock K6 Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

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Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® Low-Priced Stock K6 Fund	13.33%	13.34%

 A From May 26, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Low-Priced Stock K6 Fund on May 26, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 2000® Index performed over the same period.

Period Ending Values
$11,594	Fidelity® Low-Priced Stock K6 Fund
$12,270	Russell 2000® Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Lead Portfolio Manager Joel Tillinghast:  For the fiscal year, the fund gained 13.33%, trailing the 18.73% return of the benchmark Russell 2000® Index. Versus the benchmark, stock selection was the primary detractor, with choices in the software & services and insurance industries hurting most. In the latter group, a sizable out-of-benchmark position in Unum Group was the fund's biggest individual detractor, as it suffered from heightened concerns about weakening financial trends in its long-term care business. Positioning in the pharmaceuticals, biotechnology & life sciences industry also hurt relative performance. Elsewhere, U.K.-based homebuilder Barratt Developments, another sizable non-benchmark holding, performed poorly due to "Brexit" concerns and an uptick in interest rates. The fund's sizable allocation to cash – at about 11% of assets, on average – amid a rising equity market significantly hindered our relative result. Our foreign holdings detracted overall, in part due to the strength of the U.S. dollar. Conversely, a significant underweighting in the weak real estate sector lifted the fund's relative result. Stock selection in the energy sector, as well as in the retailing industry, also added value. A large non-benchmark position in disk-drive maker Seagate Technology was the fund's biggest relative contributor, as the stock gained in large part due to steady product demand. A sizable non-benchmark stake in discount retailer Ross Stores also contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to Shareholders:  During the reporting period, Joel Tillinghast assumed responsibility for the fund's consumer and financials sleeves, succeeding Kathy Buck and Justin Bennett, respectively.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
UnitedHealth Group, Inc.	6.6
Ross Stores, Inc.	3.4
Best Buy Co., Inc.	3.0
Seagate Technology LLC	2.9
Aetna, Inc.	2.3
Next PLC	2.3
Metro, Inc. Class A (sub. vtg.)	1.9
Unum Group	1.7
ANSYS, Inc.	1.7
Amgen, Inc.	1.6
27.4

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Consumer Discretionary	21.9
Information Technology	15.1
Health Care	14.3
Financials	11.6
Consumer Staples	7.9

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	89.2%
Short-Term Investments and Net Other Assets (Liabilities)	10.8%

 * Foreign investments - 37.6%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 89.1%
	Shares	Value
CONSUMER DISCRETIONARY - 21.9%
Auto Components - 1.1%
Adient PLC	30,346	$1,445,380
ASTI Corp.	11,000	239,154
Autoliv, Inc.	990	101,435
Cooper Tire & Rubber Co.	78,991	2,255,193
ElringKlinger AG	42,492	539,115
G-Tekt Corp.	3,500	60,631
Gentex Corp.	153,425	3,559,460
GUD Holdings Ltd.	16,809	177,333
Hi-Lex Corp.	83,200	2,067,072
Lear Corp.	1,075	193,640
Murakami Corp.	47,600	1,298,395
Nippon Seiki Co. Ltd.	160,700	3,360,163
Piolax, Inc.	118,200	2,865,807
S&T Holdings Co. Ltd.	53,202	604,422
Samsung Climate Control Co. Ltd.	28,201	271,000
SJM Co. Ltd.	50	168
Strattec Security Corp.	20,933	690,789
Sungwoo Hitech Co. Ltd.	149,030	610,323
TBK Co. Ltd.	43,900	201,018
Yachiyo Industry Co. Ltd.	54,600	626,009
Yutaka Giken Co. Ltd.	58,400	1,424,288
		22,590,795
Distributors - 0.1%
Central Automotive Products Ltd.	3,500	56,938
Chori Co. Ltd.	20,300	376,716
Nakayamafuku Co. Ltd.	45,600	291,997
PALTAC Corp.	6,900	364,084
SPK Corp.	15,500	374,556
Uni-Select, Inc.	100,317	1,670,343
		3,134,634
Diversified Consumer Services - 0.3%
Clip Corp.	13,000	107,776
Cross-Harbour Holdings Ltd.	133,000	223,670
Estacio Participacoes SA	22,600	156,255
ServiceMaster Global Holdings, Inc. (a)	10,423	594,007
Shingakukai Holdings Co. Ltd.	6,000	31,928
Step Co. Ltd.	51,000	736,619
Weight Watchers International, Inc. (a)	61,274	5,485,861
		7,336,116
Hotels, Restaurants & Leisure - 0.3%
Ark Restaurants Corp.	9,576	215,460
Bluegreen Vacations Corp.	12,422	319,370
Brinker International, Inc.	1,264	59,623
Flanigans Enterprises, Inc.	5,419	158,777
Greggs PLC	29,956	414,420
Hiday Hidaka Corp.	105,920	2,252,629
Ibersol SGPS SA	55,569	649,796
Koshidaka Holdings Co. Ltd.	16,700	192,069
Kura Corp. Ltd.	600	36,167
Sportscene Group, Inc. Class A	15,725	96,706
St. Marc Holdings Co. Ltd.	24,400	593,334
Texas Roadhouse, Inc. Class A	5,292	332,549
The Monogatari Corp.	4,900	451,371
The Restaurant Group PLC	395,681	1,376,280
TORIDOLL Holdings Corp.	3,800	84,316
Wyndham Destinations, Inc.	1,371	63,231
Wyndham Hotels & Resorts, Inc.	1,371	79,518
		7,375,616
Household Durables - 3.4%
Abbey PLC	90,691	1,622,558
Barratt Developments PLC	4,398,101	30,826,365
Bellway PLC	238,342	9,125,420
D.R. Horton, Inc.	174,133	7,609,612
Dorel Industries, Inc. Class B (sub. vtg.)	134,510	2,466,129
Emak SpA	267,170	377,398
First Juken Co. Ltd.	66,500	833,220
Flexsteel Industries, Inc.	1,559	55,859
Hamilton Beach Brands Holding Co.:
Class A	10,129	257,277
Class B	3,511	89,179
Helen of Troy Ltd. (a)	102,076	11,692,806
Henry Boot PLC	179,576	617,540
Iida Group Holdings Co. Ltd.	10,400	203,601
M/I Homes, Inc. (a)	1,357	35,092
Meritage Homes Corp. (a)	1,084	46,775
P&F Industries, Inc. Class A	18,414	153,204
PulteGroup, Inc.	5,612	159,886
Q.E.P. Co., Inc.	1,484	47,191
Sanei Architecture Planning Co. Ltd.	57,400	1,014,889
Stanley Furniture Co., Inc. (a)	7,340	4,771
Taylor Morrison Home Corp. (a)	11,968	233,735
Token Corp.	38,000	2,922,685
Toll Brothers, Inc.	5,313	187,336
Tupperware Brands Corp.	1,645	60,388
		70,642,916
Internet & Direct Marketing Retail - 0.3%
Belluna Co. Ltd.	425,300	4,952,293
Liberty Interactive Corp. QVC Group Series A (a)	51,393	1,094,157
		6,046,450
Leisure Products - 0.2%
Accell Group NV	84,586	1,760,609
Amer Group PLC (A Shares)	6,601	211,883
Brunswick Corp.	6,700	430,810
Kabe Husvagnar AB (B Shares)	16,828	314,821
Mars Engineering Corp.	30,400	658,760
Miroku Corp.	8,600	158,286
		3,535,169
Media - 1.1%
Comcast Corp. Class A	161,020	5,761,296
Corus Entertainment, Inc. Class B (non-vtg.)	35,691	111,393
Discovery Communications, Inc.:
Class A (a)(b)	161,041	4,280,470
Class C (non-vtg.) (a)	30,416	746,713
DISH Network Corp. Class A (a)	6,506	205,329
Entercom Communications Corp. Class A	3,024	22,831
Gannett Co., Inc.	64,398	680,687
Harte-Hanks, Inc. (a)	3,536	35,784
Hyundai HCN	153,655	572,686
Informa PLC	25,668	265,953
Intage Holdings, Inc.	201,400	2,085,777
Ipsos SA	474	15,863
KK Culture Holdings Ltd. (a)	468,000	97,785
MSG Network, Inc. Class A (a)	17,612	414,763
Multiplus SA	30,300	223,619
Pico Far East Holdings Ltd.	1,044,000	432,282
Proto Corp.	14,400	176,949
RKB Mainichi Broadcasting Corp.	2,100	117,757
Saga Communications, Inc. Class A	24,025	909,346
Sky Network Television Ltd.	355,985	657,553
STW Group Ltd.	249,698	170,672
Tegna, Inc.	71,487	788,502
Television Broadcasts Ltd.	119,500	370,723
TOW Co. Ltd.	111,500	804,727
TVA Group, Inc. Class B (non-vtg.) (a)	169,465	389,515
Twenty-First Century Fox, Inc. Class A	25,509	1,147,905
Viacom, Inc. Class B (non-vtg.)	73,698	2,140,927
WOWOW INC.	11,200	339,060
		23,966,867
Multiline Retail - 2.5%
Big Lots, Inc.	7,685	333,760
Lifestyle China Group Ltd. (a)	1,444,500	587,072
Lifestyle International Holdings Ltd.	1,527,000	3,034,915
Next PLC	603,647	47,031,929
Nordstrom, Inc.	4,452	233,329
Watts Co. Ltd.	39,000	381,228
		51,602,233
Specialty Retail - 11.4%
Aaron's, Inc. Class A	3,664	158,688
Abercrombie & Fitch Co. Class A	168,839	3,999,796
AT-Group Co. Ltd.	66,700	1,692,927
AutoCanada, Inc.	10,203	113,415
AutoNation, Inc. (a)	4,419	214,454
AutoZone, Inc. (a)	44,400	31,325,532
Bed Bath & Beyond, Inc.	141,677	2,653,610
Best Buy Co., Inc.	821,478	61,635,494
BMTC Group, Inc.	199,177	2,353,346
Bonia Corp. Bhd	200	21
Buffalo Co. Ltd.	4,500	38,193
Burlington Stores, Inc. (a)	2,130	325,485
Cars.com, Inc. (a)	26,393	748,769
Cash Converters International Ltd. (a)	1,210,490	301,277
Chico's FAS, Inc.	36,779	319,977
Delek Automotive Systems Ltd.	44,855	236,966
DSW, Inc. Class A	11,488	315,231
Dunelm Group PLC	39,579	272,475
Ff Group (a)(c)	239,258	1,342,926
Fourlis Holdings SA	12,453	84,022
Francesca's Holdings Corp. (a)	16,432	133,756
GameStop Corp. Class A (b)	203,816	2,936,989
Genesco, Inc. (a)	36,446	1,483,352
GNC Holdings, Inc. Class A (a)(b)	57,002	181,266
Goldlion Holdings Ltd.	1,336,000	553,188
Guess?, Inc.	300,612	6,811,868
Hour Glass Ltd.	393,000	186,201
IA Group Corp.	5,600	189,814
JB Hi-Fi Ltd. (b)	6,489	114,981
John David Group PLC	481,367	2,956,278
Jumbo SA	476,540	7,634,216
K's Holdings Corp.	291,600	3,278,104
Ku Holdings Co. Ltd.	51,800	435,006
Le Chateau, Inc. Class B (sub. vtg.) (a)	31,398	7,241
Leon's Furniture Ltd.	11,369	159,849
Lewis Group Ltd.	59,085	134,167
Mr. Bricolage SA	40,973	630,040
Murphy U.S.A., Inc. (a)	2,648	209,828
Nafco Co. Ltd.	92,200	1,512,273
Ross Stores, Inc.	816,832	71,415,622
Sacs Bar Holdings, Inc.	11,500	99,763
Sally Beauty Holdings, Inc. (a)	146,050	2,408,365
Second Chance Properties Ltd. warrants 1/23/20 (a)	100	0
Sonic Automotive, Inc. Class A (sub. vtg.)	66,888	1,361,171
The Buckle, Inc. (b)	214,390	5,156,080
The Children's Place Retail Stores, Inc.	1,759	216,181
Urban Outfitters, Inc. (a)	143,403	6,367,093
USS Co. Ltd.	313,800	5,938,388
Vitamin Shoppe, Inc. (a)	53,164	443,919
Williams-Sonoma, Inc. (b)	21,083	1,233,145
Workman Co. Ltd.	118,500	5,309,529
		237,630,277
Textiles, Apparel & Luxury Goods - 1.2%
Best Pacific International Holdings Ltd.	242,000	89,412
Deckers Outdoor Corp. (a)	1,865	210,428
Embry Holdings Ltd.	102,000	34,307
Emerald Expositions Events, Inc.	7,302	140,929
Fossil Group, Inc. (a)	209,220	5,481,564
Gildan Activewear, Inc.	420,194	10,824,231
Handsome Co. Ltd.	87,081	2,952,309
JLM Couture, Inc. (a)	7,641	60,364
Makalot Industrial Co. Ltd.	51,000	226,807
McRae Industries, Inc.	1,415	42,450
Michael Kors Holdings Ltd. (a)	4,275	285,271
Oxford Industries, Inc.	1,352	124,546
Portico International Holdings (a)	583,000	303,791
Steven Madden Ltd.	8,816	476,505
Sun Hing Vision Group Holdings Ltd.	942,000	331,240
Texwinca Holdings Ltd.	2,980,000	1,313,637
Victory City International Holdings Ltd. (a)	5,512,000	88,484
Wolverine World Wide, Inc.	6,797	240,478
Youngone Corp.	30,054	815,137
Youngone Holdings Co. Ltd.	19	916
Yue Yuen Industrial (Holdings) Ltd.	310,500	834,693
		24,877,499

TOTAL CONSUMER DISCRETIONARY		458,738,572

CONSUMER STAPLES - 7.9%
Beverages - 1.6%
A.G. Barr PLC	187,291	1,664,261
Baron de Ley SA (a)	8,010	1,039,681
Britvic PLC	396,396	4,183,128
C&C Group PLC	117,781	473,782
Jinro Distillers Co. Ltd.	2,262	62,164
Monster Beverage Corp. (a)	408,636	24,526,333
Olvi PLC (A Shares)	5,464	205,736
Spritzer Bhd	288,800	170,509
Yantai Changyu Pioneer Wine Co. Ltd. (B Shares)	168,255	449,092
		32,774,686
Food & Staples Retailing - 4.7%
Amsterdam Commodities NV	7,972	186,907
Aoki Super Co. Ltd.	13,000	153,235
Belc Co. Ltd.	100,500	4,817,601
Casey's General Stores, Inc.	1,000	109,380
Cosmos Pharmaceutical Corp.	61,100	13,436,918
Create SD Holdings Co. Ltd.	255,200	6,344,909
Daikokutenbussan Co. Ltd.	32,635	1,444,737
Dong Suh Companies, Inc.	66,125	1,514,354
Genky DrugStores Co. Ltd.	44,700	1,545,101
Halows Co. Ltd.	78,700	1,815,910
Kirindo Holdings Co. Ltd.	8,100	164,296
Kroger Co.	114,043	3,307,247
Kusuri No Aoki Holdings Co. Ltd.	45,400	3,329,428
Majestic Wine PLC	109,367	643,102
McColl's Retail Group PLC	82,251	161,938
Medical System Network Co. Ltd.	3,200	13,022
Metro, Inc. Class A (sub. vtg.)	1,172,179	39,521,675
North West Co., Inc.	6,355	145,190
Performance Food Group Co. (a)	10,978	393,561
Qol Co. Ltd.	112,800	1,852,174
Retail Partners Co. Ltd.	26,800	366,234
Sligro Food Group NV	21,352	883,866
Sundrug Co. Ltd.	185,700	7,423,682
Tesco PLC	206,964	706,784
Thai President Foods PCL	31,180	145,263
Total Produce PLC	543,298	1,410,378
United Natural Foods, Inc. (a)	75,977	2,446,459
Valor Holdings Co. Ltd.	29,700	636,950
Walgreens Boots Alliance, Inc.	1,561	105,555
Walmart, Inc.	1,902	169,715
Yaoko Co. Ltd.	57,700	2,982,659
		98,178,230
Food Products - 1.4%
Aryzta AG (b)	52,439	741,714
Carr's Group PLC	106,117	206,140
Cranswick PLC	27,540	1,183,473
Dean Foods Co.	11,004	108,059
Devro PLC	90,002	232,484
Food Empire Holdings Ltd.	2,378,400	1,091,931
Fresh Del Monte Produce, Inc.	250,156	9,080,663
Hilton Food Group PLC	31,606	396,591
Inghams Group Ltd.	95,414	260,158
Ingredion, Inc.	1,287	130,373
Japan Meat Co. Ltd.	9,400	177,298
Kaveri Seed Co. Ltd.	4,958	44,246
Mitsui Sugar Co. Ltd.	21,400	648,804
Nam Yang Dairy Products	631	363,253
Natori Co. Ltd.	3,100	51,318
Origin Enterprises PLC	443,233	3,130,499
Pacific Andes International Holdings Ltd. (a)(c)	3,118,000	28,999
Pickles Corp.	6,100	121,274
Rocky Mountain Chocolate Factory, Inc.	24,869	255,405
S Foods, Inc.	23,900	937,276
Seaboard Corp.	2,445	8,894,910
Select Harvests Ltd.	237,850	1,060,264
The Hain Celestial Group, Inc. (a)	18,849	536,066
Want Want China Holdings Ltd.	826,000	682,979
		30,364,177
Household Products - 0.0%
Central Garden & Pet Co. Class A (non-vtg.) (a)	4,983	199,918
Personal Products - 0.1%
Natural Alternatives International, Inc. (a)	7,375	74,856
Sarantis SA	190,277	1,557,503
		1,632,359
Tobacco - 0.1%
Karelia Tobacco Co., Inc.	77	24,851
Scandinavian Tobacco Group A/S (d)	107,106	1,742,927
		1,767,778

TOTAL CONSUMER STAPLES		164,917,148

ENERGY - 5.2%
Energy Equipment & Services - 1.7%
AKITA Drilling Ltd. Class A (non-vtg.)	80,762	302,349
Bristow Group, Inc. (a)	122,072	1,706,567
Carbo Ceramics, Inc. (a)(b)	59,086	551,272
Cathedral Energy Services Ltd. (a)	63,222	56,863
Diamond Offshore Drilling, Inc. (a)(b)	240,476	4,617,139
Divestco, Inc. (a)	138,216	8,500
Dril-Quip, Inc. (a)	11,919	614,424
Ensco PLC Class A	671,292	4,987,700
Fugro NV (Certificaten Van Aandelen) (a)(b)	80,385	1,159,468
Geospace Technologies Corp. (a)	69,929	983,901
Gulf Island Fabrication, Inc.	3,139	28,408
GulfMark Offshore, Inc. warrants 11/14/24 (a)	2,256	5,640
John Wood Group PLC	38,895	331,734
Liberty Oilfield Services, Inc. Class A (b)	86,296	1,691,402
National Oilwell Varco, Inc.	15,222	740,094
Oceaneering International, Inc.	23,837	652,180
Oil States International, Inc. (a)	140,043	4,887,501
PHX Energy Services Corp. (a)	78,272	122,747
RigNet, Inc. (a)	2,266	27,872
Shinko Plantech Co. Ltd.	71,600	675,562
Smart Sand, Inc. (a)	7,265	42,137
Solstad Offshore ASA (a)(b)	125,885	94,761
Total Energy Services, Inc.	99,606	842,269
Transocean Ltd. (United States) (a)	173,164	2,228,621
Unit Corp. (a)	328,010	8,167,449
		35,526,560
Oil, Gas & Consumable Fuels - 3.5%
Adams Resources & Energy, Inc.	7,289	291,560
Andeavor	68,396	10,263,504
Beach Energy Ltd.	960,883	1,363,526
Bonavista Energy Corp.	13,241	15,879
Chevron Corp.	12,030	1,519,028
CNX Resources Corp. (a)	16,736	272,462
ConocoPhillips Co.	53,133	3,834,609
CONSOL Energy, Inc. (a)	2,936	122,226
Contango Oil & Gas Co. (a)	158,268	887,883
Denbury Resources, Inc. (a)	368,413	1,661,543
Eni SpA	443,570	8,538,075
Fuji Kosan Co. Ltd.	30,200	176,638
Great Eastern Shipping Co. Ltd.	306,552	1,352,080
Hankook Shell Oil Co. Ltd.	2,945	929,677
International Seaways, Inc. (a)	1,100	23,947
Kyungdong Invest Co. Ltd.	4,756	207,160
Marathon Oil Corp.	226,338	4,780,259
Marathon Petroleum Corp.	7,703	622,633
Murphy Oil Corp.	663,807	22,078,221
NACCO Industries, Inc. Class A	10,729	354,057
Newfield Exploration Co. (a)	21,169	607,974
QEP Resources, Inc. (a)	102,586	1,065,869
Reliance Industries Ltd.	9,000	155,916
Southwestern Energy Co. (a)	730,225	3,753,357
Star Petroleum Refining PCL	423,400	185,802
Thai Oil PCL (For. Reg.)	17,700	42,694
Whitecap Resources, Inc.	25,939	171,285
Whiting Petroleum Corp. (a)	85,198	4,230,081
World Fuel Services Corp.	112,947	3,143,315
WPX Energy, Inc. (a)	57,988	1,088,435
		73,739,695

TOTAL ENERGY		109,266,255

FINANCIALS - 11.6%
Banks - 1.2%
ACNB Corp.	5,222	179,115
Associated Banc-Corp.	9,826	265,302
BancFirst Corp.	3,735	231,944
Bank Ireland Group PLC	682,359	5,856,707
Bank of America Corp.	7,077	218,538
Boston Private Financial Holdings, Inc.	10,803	155,563
Camden National Corp.	3,225	148,673
Cathay General Bancorp	38,129	1,585,785
Central Pacific Financial Corp.	8,273	228,004
Codorus Valley Bancorp, Inc.	38,030	1,187,677
Cullen/Frost Bankers, Inc.	4,497	496,874
Dah Sing Banking Group Ltd.	97,600	207,161
Dimeco, Inc.	1,820	75,512
East West Bancorp, Inc.	1,468	95,038
First Bancorp, Puerto Rico (a)	291,797	2,398,571
First Citizen Bancshares, Inc.	501	203,817
First Hawaiian, Inc.	26,621	752,309
Hanmi Financial Corp.	2,796	70,040
Hope Bancorp, Inc.	48,610	815,676
Huntington Bancshares, Inc.	14,786	228,296
KeyCorp	8,291	173,033
LCNB Corp.	7,913	147,182
Meridian Bank/Malvern, PA (a)	8,557	148,977
Northrim Bancorp, Inc.	6,422	258,807
OFG Bancorp	24,339	405,244
Peoples Bancorp, Inc.	2,921	105,799
PNC Financial Services Group, Inc.	1,536	222,459
Popular, Inc.	1,964	97,473
Regions Financial Corp.	11,427	212,656
SpareBank 1 SR-Bank ASA (primary capital certificate)	75,107	834,251
Sparebanken More (primary capital certificate)	12,719	424,141
Sparebanken Nord-Norge	140,984	1,071,642
Umpqua Holdings Corp.	7,116	151,571
Van Lanschot NV (Bearer)	60,275	1,663,389
Wells Fargo & Co.	50,602	2,898,989
		24,216,215
Capital Markets - 0.5%
AllianceBernstein Holding LP	39,602	1,195,980
Ameriprise Financial, Inc.	769	112,020
Ares Capital Corp.	11,300	190,405
Banca Generali SpA	7,365	198,771
Close Brothers Group PLC	7,856	163,745
Cowen Group, Inc. Class A (a)	23,062	362,073
Franklin Resources, Inc.	62,979	2,161,439
GAMCO Investors, Inc. Class A	6,617	162,050
Hamilton Lane, Inc. Class A	5,227	255,966
Invesco Ltd.	6,085	164,234
Lazard Ltd. Class A	21,056	1,143,341
OM Asset Management Ltd.	11,479	163,576
State Street Corp.	9,745	860,581
Tullett Prebon PLC	40,280	148,035
Waddell & Reed Financial, Inc. Class A	149,390	3,093,867
		10,376,083
Consumer Finance - 1.3%
Aeon Credit Service (Asia) Co. Ltd.	776,000	657,455
American Express Co.	2,103	209,291
Discover Financial Services	33,959	2,425,012
H&T Group PLC	29,550	122,563
Navient Corp.	65,461	864,740
Nicholas Financial, Inc. (a)	20,540	188,968
OneMain Holdings, Inc. (a)	33,884	1,126,643
Santander Consumer U.S.A. Holdings, Inc.	546,083	10,506,637
Synchrony Financial	401,037	11,606,011
		27,707,320
Diversified Financial Services - 0.2%
AXA Equitable Holdings, Inc.	130,328	2,865,913
Far East Horizon Ltd.	143,000	137,734
Ricoh Leasing Co. Ltd.	46,600	1,521,173
		4,524,820
Insurance - 7.5%
AEGON NV	2,618,532	17,275,693
AFLAC, Inc.	37,491	1,744,831
Allstate Corp.	2,251	214,115
April	105,901	1,684,161
ASR Nederland NV	33,885	1,517,577
Assurant, Inc.	146,017	16,105,675
Aub Group Ltd.	14,042	136,770
Axis Capital Holdings Ltd.	99,811	5,645,310
CNO Financial Group, Inc.	10,471	213,085
Employers Holdings, Inc.	5,157	239,543
FBD Holdings PLC	6,921	83,763
First American Financial Corp.	6,201	347,256
Great-West Lifeco, Inc.	2,289	56,572
Hartford Financial Services Group, Inc.	115,479	6,085,743
Hiscox Ltd.	13,653	286,366
Hyundai Fire & Marine Insurance Co. Ltd.	6,437	211,875
Investors Title Co.	431	82,493
Lincoln National Corp.	272,422	18,551,938
MetLife, Inc.	631,797	28,898,395
National Western Life Group, Inc.	8,046	2,606,904
NN Group NV	71,958	3,182,329
Primerica, Inc.	7,013	805,092
Principal Financial Group, Inc.	3,009	174,763
RenaissanceRe Holdings Ltd.	87,476	11,533,711
Sony Financial Holdings, Inc.	148,900	2,861,334
The Travelers Companies, Inc.	1,592	207,183
Torchmark Corp.	5,000	440,350
Universal Insurance Holdings, Inc.	2,572	114,197
Unum Group	918,408	36,488,350
WMI Holdings Corp. (a)	21,556	29,316
		157,824,690
Mortgage Real Estate Investment Trusts - 0.5%
Annaly Capital Management, Inc.	893,726	9,580,743
MFA Financial, Inc.	15,524	124,968
New Residential Investment Corp.	1,357	24,277
Redwood Trust, Inc.	29,299	492,516
		10,222,504
Thrifts & Mortgage Finance - 0.4%
ASAX Co. Ltd.	18,500	106,055
Genworth MI Canada, Inc.	219,378	7,722,119
Genworth Mortgage Insurance Ltd.	376,210	751,869
Meridian Bancorp, Inc. Maryland	12,010	219,783
		8,799,826

TOTAL FINANCIALS		243,671,458

HEALTH CARE - 14.3%
Biotechnology - 1.7%
Amgen, Inc.	173,979	34,195,572
Celgene Corp. (a)	502	45,225
Gilead Sciences, Inc.	11,650	906,720
United Therapeutics Corp. (a)	2,094	257,374
		35,404,891
Health Care Equipment & Supplies - 0.6%
Arts Optical International Holdings Ltd.	1,234,000	323,866
Boston Scientific Corp. (a)	14,308	480,892
Hoshiiryou Sanki Co. Ltd.	14,200	518,142
Huvitz Co. Ltd.	1,185	12,877
LivaNova PLC (a)	2,801	308,474
Nakanishi, Inc.	57,000	1,190,314
Prim SA	68,407	1,047,892
ResMed, Inc.	4,351	460,249
Shandong Weigao Medical Polymer Co. Ltd. (H Shares)	44,000	33,635
Supermax Corp. Bhd	608,900	654,586
Techno Medica Co. Ltd.	1,700	32,171
Utah Medical Products, Inc.	17,123	1,660,931
Zimmer Biomet Holdings, Inc.	49,344	6,193,659
		12,917,688
Health Care Providers & Services - 11.2%
Aetna, Inc.	253,667	47,788,326
Anthem, Inc.	113,869	28,808,857
CVS Health Corp.	33,646	2,182,280
DVx, Inc.	33,300	425,873
Hanger, Inc. (a)	118,586	2,075,255
Humana, Inc.	532	167,144
Laboratory Corp. of America Holdings (a)	557	97,664
Medica Sur SA de CV	15,925	32,461
MEDNAX, Inc. (a)	29,750	1,273,003
Patterson Companies, Inc.	15,189	372,434
Premier, Inc. (a)	8,174	305,708
Quest Diagnostics, Inc.	1,622	174,722
Ship Healthcare Holdings, Inc.	7,500	290,770
Tokai Corp.	18,400	402,672
Triple-S Management Corp.(a)	87,961	3,123,495
Tsukui Corp.	23,200	209,768
United Drug PLC (United Kingdom)	151,794	1,673,593
UnitedHealth Group, Inc.	546,080	138,278,354
Universal Health Services, Inc. Class B	37,369	4,562,755
WIN-Partners Co. Ltd.	119,400	1,777,946
		234,023,080
Health Care Technology - 0.0%
Addlife AB	13,886	333,215
Computer Programs & Systems, Inc.	8,437	263,234
ND Software Co. Ltd.	58,500	627,823
		1,224,272
Pharmaceuticals - 0.8%
Akorn, Inc. (a)	5,113	94,693
Bliss Gvs Pharma Ltd. (a)	276,498	694,072
Bristol-Myers Squibb Co.	2,567	150,811
Daewoong Co. Ltd.	21,038	277,743
Dawnrays Pharmaceutical Holdings Ltd.	676,000	385,840
DongKook Pharmaceutical Co. Ltd.	796	44,895
FDC Ltd. (a)	188,810	664,117
Fuji Pharma Co. Ltd.	39,400	684,298
Genomma Lab Internacional SA de CV (a)	321,321	256,364
Indivior PLC (a)	794,038	3,187,092
Jazz Pharmaceuticals PLC (a)	1,387	240,062
Korea United Pharm, Inc.	14,404	309,174
Kyung Dong Pharmaceutical Co. Ltd.	57,704	627,065
Lee's Pharmaceutical Holdings Ltd.	365,500	391,621
Novo Nordisk A/S Series B sponsored ADR	65,502	3,260,035
Phibro Animal Health Corp. Class A	8,052	385,691
Recordati SpA	93,836	3,509,074
Taro Pharmaceutical Industries Ltd. (a)	2,545	285,702
Tsumura & Co.	21,300	690,538
Vivimed Labs Ltd. (a)	17,923	14,831
Whanin Pharmaceutical Co. Ltd.	652	12,326
		16,166,044

TOTAL HEALTH CARE		299,735,975

INDUSTRIALS - 6.9%
Aerospace & Defense - 0.2%
Astronics Corp. (a)	4,293	176,056
Austal Ltd.	85,892	109,121
Engility Holdings, Inc. (a)	76,961	2,662,851
United Technologies Corp.	4,205	570,787
		3,518,815
Air Freight & Logistics - 0.0%
Air T, Inc. (a)	10,305	337,489
Airlines - 0.1%
Air New Zealand Ltd.	67,673	149,679
American Airlines Group, Inc.	14,367	568,071
JetBlue Airways Corp. (a)	20,124	362,232
		1,079,982
Building Products - 0.1%
Builders FirstSource, Inc. (a)	7,270	130,351
Continental Building Products, Inc. (a)	18,948	604,441
COVIA Corp. (a)	23,047	415,537
Gibraltar Industries, Inc. (a)	6,058	263,220
Kondotec, Inc.	95,300	871,904
		2,285,453
Commercial Services & Supplies - 0.6%
ABM Industries, Inc.	12,605	393,276
Aeon Delight Co. Ltd.	6,600	241,122
AJIS Co. Ltd.	42,600	1,323,928
Asia File Corp. Bhd	252,700	170,953
Calian Technologies Ltd.	33,413	810,378
Civeo Corp. (a)	654,067	2,491,995
Essendant, Inc.	100,447	1,670,434
Interface, Inc.	15,064	337,434
KAR Auction Services, Inc.	2,077	123,478
Lion Rock Group Ltd.	1,100,000	190,596
Mears Group PLC	47,605	203,073
Mitie Group PLC	818,214	1,651,730
Nac Co. Ltd.	22,500	197,402
NICE Total Cash Management Co., Ltd.	61,611	724,855
VICOM Ltd.	161,500	727,216
VSE Corp.	41,936	1,807,442
		13,065,312
Construction & Engineering - 1.1%
AECOM (a)	418,599	14,048,182
Arcadis NV	128,177	2,344,182
Boustead Projs. Pte Ltd.	49,200	32,707
Boustead Singapore Ltd.	231,200	140,111
C-Cube Corp.	19,600	161,442
Daiichi Kensetsu Corp.	81,900	1,303,046
EMCOR Group, Inc.	8,512	654,998
Geumhwa PSC Co. Ltd.	21,639	641,317
Kyeryong Construction Industrial Co. Ltd. (a)	27,197	539,802
Meisei Industrial Co. Ltd.	67,200	542,696
Mirait Holdings Corp.	24,800	380,600
Nippon Rietec Co. Ltd.	55,700	788,064
Severfield PLC	168,134	183,168
Shinnihon Corp.	95,800	1,210,619
Toshiba Plant Systems & Services Corp.	9,300	205,521
		23,176,455
Electrical Equipment - 0.5%
Aichi Electric Co. Ltd.	17,800	529,312
Aros Quality Group AB	44,164	818,694
AZZ, Inc.	61,913	3,355,685
Bharat Heavy Electricals Ltd.	1,848,330	1,999,253
Chiyoda Integre Co. Ltd.	20,000	442,159
Eaton Corp. PLC	2,716	225,890
Generac Holdings, Inc. (a)	5,100	274,125
Hammond Power Solutions, Inc. Class A	23,582	130,160
Korea Electric Terminal Co. Ltd.	42,076	1,742,035
Regal Beloit Corp.	2,618	225,017
Servotronics, Inc.	6,928	66,703
TKH Group NV (depositary receipt)	14,615	915,172
		10,724,205
Industrial Conglomerates - 1.0%
DCC PLC (United Kingdom)	196,421	18,175,773
ITT, Inc.	4,807	272,413
Lifco AB	31,159	1,397,964
Mytilineos Holdings SA	52,865	531,632
Reunert Ltd.	103,463	641,168
		21,018,950
Machinery - 1.5%
Aalberts Industries NV	404,895	18,370,402
Allison Transmission Holdings, Inc.	23,678	1,112,866
ASL Marine Holdings Ltd. (a)	2,751,100	202,086
Cummins, Inc.	1,398	199,648
Douglas Dynamics, Inc.	1,796	88,184
Global Brass & Copper Holdings, Inc.	2,645	87,153
Haitian International Holdings Ltd.	423,000	997,000
Hurco Companies, Inc.	3,034	134,406
Hyster-Yale Materials Handling Class A	32,780	2,155,613
Ihara Science Corp.	59,800	1,214,558
Jaya Holdings Ltd. (a)(c)	47,300	1,008
Kyowakogyosyo Co. Ltd.	2,700	156,714
Luxfer Holdings PLC sponsored	17,445	322,733
Maruzen Co. Ltd.	76,000	1,502,124
Miller Industries, Inc.	5,261	137,049
Mincon Group PLC	122,754	215,314
Nadex Co. Ltd.	38,000	355,820
Nakano Refrigerators Co. Ltd.	1,200	63,855
Nitchitsu Co. Ltd.	2,600	42,645
Rexnord Corp. (a)	12,832	388,040
Semperit AG Holding (a)	26,934	535,420
Takamatsu Machinery Co. Ltd.	19,700	207,192
Techno Smart Corp.	32,200	343,267
Tocalo Co. Ltd.	147,400	1,682,086
Trinity Industrial Corp.	41,300	262,246
WABCO Holdings, Inc. (a)	4,325	543,566
		31,320,995
Marine - 0.0%
SITC International Holdings Co. Ltd.	257,000	249,500
Tokyo Kisen Co. Ltd.	39,500	285,083
		534,583
Professional Services - 0.3%
Akka Technologies SA	13,751	1,013,023
Asiakastieto Group Oyj (d)	4,701	168,761
Boardroom Ltd.	122,600	70,245
Clarius Group Ltd. (a)	129,610	5,104
ICF International, Inc.	3,636	267,791
Kelly Services, Inc. Class A (non-vtg.)	6,357	154,412
McMillan Shakespeare Ltd.	109,805	1,325,669
Nielsen Holdings PLC	29,488	694,737
Robert Half International, Inc.	2,932	222,128
SHL-JAPAN Ltd.	6,200	108,901
Stantec, Inc.	46,170	1,205,669
Synergie SA	7,813	364,988
TrueBlue, Inc. (a)	15,951	431,475
		6,032,903
Road& Rail - 0.7%
Alps Logistics Co. Ltd.	135,900	1,035,521
Chilled & Frozen Logistics Holdings Co. Ltd.	57,400	689,426
CSX Corp.	7,132	504,090
Daqin Railway Co. Ltd. (A Shares)	1,562,807	2,053,095
Hamakyorex Co. Ltd.	76,300	2,637,388
Higashi Twenty One Co. Ltd.	12,000	68,256
Knight-Swift Transportation Holdings, Inc. Class A	8,300	270,165
Norfolk Southern Corp.	2,211	373,659
Roadrunner Transportation Systems, Inc. (a)	191,872	420,200
Sakai Moving Service Co. Ltd.	65,800	3,477,870
Trancom Co. Ltd.	40,600	2,977,418
		14,507,088
Trading Companies & Distributors - 0.7%
AddTech AB (B Shares)	68,825	1,559,197
AerCap Holdings NV (a)	14,162	794,913
Alconix Corp.	110,754	1,702,689
Goodfellow, Inc. (a)	36,941	207,302
HD Supply Holdings, Inc. (a)	26,898	1,182,974
HERIGE	3,759	154,725
Houston Wire & Cable Co. (a)	3,704	29,632
Kaman Corp.	2,369	156,875
KS Energy Services Ltd. (a)	627,100	14,741
Lumax International Corp. Ltd.	29,000	57,752
Meiwa Corp.	81,500	353,508
Mitani Shoji Co. Ltd.	44,400	2,064,839
MRC Global, Inc. (a)	25,964	588,085
Otec Corp.	6,000	110,486
Parker Corp.	106,000	523,293
Richelieu Hardware Ltd.	42,835	926,936
Senshu Electric Co. Ltd.	42,600	1,274,400
Strongco Corp. (a)	40,279	68,120
Tanaka Co. Ltd.	1,600	10,017
TECHNO ASSOCIE Co. Ltd.	15,600	188,347
Titan Machinery, Inc. (a)	44,426	672,610
Totech Corp.	56,400	1,309,939
WESCO International, Inc. (a)	2,903	177,083
		14,128,463
Transportation Infrastructure - 0.1%
Isewan Terminal Service Co. Ltd.	78,700	518,027
James Fisher and Sons PLC	7,237	171,171
Meiko Transportation Co. Ltd.	50,400	550,810
Qingdao Port International Co. Ltd. (d)	268,000	195,305
Sinwa Ltd.	1,166,300	197,046
		1,632,359

TOTAL INDUSTRIALS		143,363,052

INFORMATION TECHNOLOGY - 15.1%
Communications Equipment - 0.1%
F5 Networks, Inc. (a)	1,285	220,223
InterDigital, Inc.	8,465	697,939
Juniper Networks, Inc.	9,569	252,047
		1,170,209
Electronic Equipment & Components - 3.4%
A&D Co. Ltd.	41,500	388,222
AVX Corp.	8,500	176,630
Bel Fuse, Inc. Class A	5,230	102,508
Casa Systems, Inc. (a)	4,956	75,480
CDW Corp.	9,662	812,478
CTS Corp.	17,325	604,643
Daido Signal Co. Ltd.	3,500	18,468
Elec & Eltek International Co. Ltd.	81,800	119,428
Elematec Corp.	71,900	1,689,873
ePlus, Inc. (a)	5,421	534,782
Excel Co. Ltd.	35,400	804,150
Fabrinet	6,579	257,370
Hi-P International Ltd.	726,500	672,413
IDIS Holdings Co. Ltd.	48,087	611,091
Image Sensing Systems, Inc. (a)	3,045	12,789
Insight Enterprises, Inc. (a)	18,250	917,428
Intelligent Digital Integrated Security Co. Ltd.	41,184	326,596
Isra Vision AG	76,634	4,713,590
Keysight Technologies, Inc. (a)	160,479	9,307,782
Kingboard Chemical Holdings Ltd.	4,348,000	15,150,598
Kingboard Laminates Holdings Ltd.	227,000	271,276
Mesa Laboratories, Inc.	8,275	1,673,453
Muramoto Electronic Thailand PCL (For. Reg.)	74,800	427,172
Nippo Ltd.	42,100	169,808
PAX Global Technology Ltd.	248,000	119,118
Philips Lighting NV (d)	6,310	175,020
Pinnacle Technology Holdings Ltd.	419,492	595,747
Plexus Corp. (a)	8,070	479,519
Redington India Ltd.	347,581	548,331
Sanmina Corp. (a)	1,357	39,489
ScanSource, Inc. (a)	137,429	5,668,946
Shibaura Electronics Co. Ltd.	29,800	1,260,600
Sigmatron International, Inc. (a)	9,932	69,425
SYNNEX Corp.	164,421	15,861,694
Tomen Devices Corp.	32,800	840,131
Tripod Technology Corp.	49,000	135,234
TTM Technologies, Inc. (a)	51,555	894,995
UKC Holdings Corp.	77,400	1,578,250
VST Holdings Ltd.	5,654,000	3,061,453
Wayside Technology Group, Inc.	14,332	193,482
Wireless Telecom Group, Inc. (a)	15,460	32,466
		71,391,928
Internet Software & Services - 0.2%
Alphabet, Inc.:
Class A (a)	84	103,086
Class C (a)	518	630,541
Aucnet, Inc.	10,100	150,847
Carbonite, Inc. (a)	11,928	409,130
eBay, Inc. (a)	2,528	84,562
Gabia, Inc.	58,606	488,440
j2 Global, Inc.	11,031	935,870
Moneysupermarket.com Group PLC	41,791	172,293
NetGem SA	46,550	128,462
Softbank Technology Corp.	15,700	279,276
Yahoo! Japan Corp. (b)	119,200	453,508
		3,836,015
IT Services - 3.6%
ALTEN	37,051	3,680,509
Amdocs Ltd.	386,422	26,114,399
Argo Graphics, Inc.	24,000	936,905
CACI International, Inc. Class A (a)	3,501	613,375
Computer Services, Inc.	15,690	811,958
CSE Global Ltd.	1,933,300	639,060
Data#3 Ltd.	160,315	181,637
DXC Technology Co.	4,220	357,603
E-Credible Co. Ltd.	7,775	105,089
eClerx Services Ltd.	101,259	1,911,881
EOH Holdings Ltd.	389,169	1,226,544
Estore Corp.	13,600	117,494
EVERTEC, Inc.	88,807	2,069,203
ExlService Holdings, Inc. (a)	9,754	581,729
Indra Sistemas SA (a)	782,300	9,504,590
Know IT AB	84,753	1,677,142
Leidos Holdings, Inc.	39,057	2,672,280
Maximus, Inc.	17,279	1,119,852
Net 1 UEPS Technologies, Inc. (a)	26,337	245,988
Rolta India Ltd. (a)	152,299	91,655
Science Applications International Corp.	8,931	753,508
Societe Pour L'Informatique Industrielle SA	78,736	2,301,749
Softcreate Co. Ltd.	36,700	572,417
Sword Group	379	15,511
Syntel, Inc. (a)	3,539	143,648
The Western Union Co.	853,909	17,214,805
TravelSky Technology Ltd. (H Shares)	62,300	176,604
WNS Holdings Ltd. sponsored ADR (a)	4,148	201,842
		76,038,977
Semiconductors & Semiconductor Equipment - 0.6%
Amkor Technology, Inc. (a)	257	2,231
Axell Corp.	46,400	324,922
Boe Varitronix Ltd.	306,000	120,855
Cirrus Logic, Inc. (a)	3,899	168,671
Diodes, Inc. (a)	14,719	546,958
Entegris, Inc.	16,971	596,531
Integrated Device Technology, Inc. (a)	26,228	903,030
KLA-Tencor Corp.	1,314	154,290
Leeno Industrial, Inc.	34,562	2,076,569
Melexis NV	70,180	6,528,269
Miraial Co. Ltd.	7,900	80,473
Nanometrics, Inc. (a)	13,368	503,439
ON Semiconductor Corp. (a)	11,206	247,092
Trio-Tech International (a)	11,055	51,074
United Microelectronics Corp.	240,000	137,592
		12,441,996
Software - 3.5%
Activision Blizzard, Inc.	8,344	612,616
AdaptIT Holdings Ltd.	153,070	95,905
ANSYS, Inc. (a)	214,828	36,280,153
Aspen Technology, Inc. (a)	6,643	636,333
Ebix, Inc.	91,370	7,250,210
ICT Automatisering NV	29,956	528,939
InfoVine Co. Ltd.	2,756	58,413
Jorudan Co. Ltd.	19,800	190,536
KPIT Cummins Infosystems Ltd.	350,682	1,522,388
KSK Co., Ltd.	25,100	403,836
Micro Focus International PLC	12,230	199,562
Nucleus Software Exports Ltd.	35,047	176,899
Oracle Corp.	491,689	23,443,732
Pegasystems, Inc.	8,152	453,251
Pro-Ship, Inc.	13,500	298,216
RealPage, Inc. (a)	11,412	628,801
Vitec Software Group AB	42,527	392,723
Zensar Technologies Ltd.	45,127	814,606
		73,987,119
Technology Hardware, Storage & Peripherals - 3.7%
Hewlett Packard Enterprise Co.	129,163	1,994,277
HP, Inc.	392,319	9,054,723
Seagate Technology LLC	1,138,113	59,887,506
Super Micro Computer, Inc. (a)	38,489	850,607
TPV Technology Ltd.	4,238,000	437,350
Western Digital Corp.	2,340	164,151
Xerox Corp.	148,997	3,869,452
		76,258,066

TOTAL INFORMATION TECHNOLOGY		315,124,310

MATERIALS - 3.7%
Chemicals - 2.5%
Axalta Coating Systems Ltd. (a)	27,673	837,108
C. Uyemura & Co. Ltd.	23,300	1,750,391
Cabot Corp.	859	56,780
Chase Corp.	41,257	5,095,240
Core Molding Technologies, Inc.	23,256	312,793
Deepak Fertilisers and Petrochemicals Corp. Ltd.	108,617	438,530
DowDuPont, Inc.	2,730	187,742
Eastman Chemical Co.	1,622	168,072
EcoGreen International Group Ltd.	3,050,000	648,932
FMC Corp.	72,613	6,526,456
Fujikura Kasei Co., Ltd.	128,800	746,433
Fuso Chemical Co. Ltd.	36,500	931,964
Gujarat Narmada Valley Fertilizers Co.	300,542	1,832,402
Gujarat State Fertilizers & Chemicals Ltd.	1,713,087	2,918,954
Honshu Chemical Industry Co. Ltd.	46,400	469,332
Huntsman Corp.	16,315	547,042
Innospec, Inc.	48,365	3,915,147
JSR Corp.	15,000	287,215
KPC Holdings Corp.	2,453	138,350
KPX Green Chemical Co. Ltd.	14,002	54,450
Miwon Chemicals Co. Ltd.	3,108	130,353
Miwon Commercial Co. Ltd.	780	175,478
Muto Seiko Co. Ltd.	12,600	86,656
Nihon Parkerizing Co. Ltd.	17,400	257,541
Nippon Soda Co. Ltd.	96,000	562,357
SK Kaken Co. Ltd.	17,000	1,581,183
Soken Chemical & Engineer Co. Ltd.	31,600	575,676
T&K Toka Co. Ltd.	82,000	944,560
Thai Carbon Black PCL (For. Reg.) (a)	698,500	1,102,232
Thai Rayon PCL:
(For. Reg.)	129,300	182,660
NVDR	96,200	135,900
The Chemours Co. LLC	14,528	665,528
The Mosaic Co.	196,245	5,908,937
UPL Ltd.	52,595	494,797
Westlake Chemical Corp.	5,673	608,259
Yara International ASA	212,696	9,384,893
Yip's Chemical Holdings Ltd.	1,564,000	547,964
		51,208,307
Construction Materials - 0.1%
Brampton Brick Ltd. Class A (sub. vtg.) (a)	34,310	213,638
Mitani Sekisan Co. Ltd.	90,800	2,201,483
RHI Magnesita NV	2,495	157,547
		2,572,668
Containers & Packaging - 0.2%
AMVIG Holdings Ltd.	164,000	40,326
Berry Global Group, Inc. (a)	4,678	228,520
Chuoh Pack Industry Co. Ltd.	20,000	250,414
Kohsoku Corp.	82,700	1,011,053
Pact Group Holdings Ltd. (d)	39,154	157,374
Samhwa Crown & Closure Co. Ltd.	2,820	119,540
Silgan Holdings, Inc.	11,581	318,593
The Pack Corp.	95,000	3,020,391
		5,146,211
Metals & Mining - 0.8%
Alcoa Corp. (a)	2,021	87,449
Ausdrill Ltd.	119,844	162,495
Chubu Steel Plate Co. Ltd.	25,300	155,219
Cleveland-Cliffs, Inc. (a)	776,001	8,373,051
Compania de Minas Buenaventura SA sponsored ADR	137,369	1,887,450
Freeport-McMoRan, Inc.	14,430	238,095
Granges AB	14,912	186,719
Hill & Smith Holdings PLC	49,084	970,888
Newmont Mining Corp.	4,440	162,859
Nucor Corp.	1,394	93,300
Orosur Mining, Inc. (a)	141,632	6,533
Orvana Minerals Corp. (a)	36,409	5,038
Pacific Metals Co. Ltd. (a)	21,200	611,106
Steel Dynamics, Inc.	4,139	194,906
Tohoku Steel Co. Ltd.	29,800	407,763
Tokyo Tekko Co. Ltd.	36,300	568,775
Universal Stainless & Alloy Products, Inc. (a)	4,444	132,920
Warrior Metropolitan Coal, Inc. (b)	63,013	1,630,146
Webco Industries, Inc. (a)	392	43,900
Worthington Industries, Inc.	4,677	218,977
		16,137,589
Paper & Forest Products - 0.1%
Louisiana-Pacific Corp.	5,896	158,720
Stella-Jones, Inc.	36,272	1,211,530
Western Forest Products, Inc.	110,849	206,215
		1,576,465

TOTAL MATERIALS		76,641,240

REAL ESTATE - 0.7%
Equity Real Estate Investment Trusts (REITs) - 0.3%
Colony NorthStar, Inc.	110,544	680,951
Corporate Office Properties Trust (SBI)	5,292	157,384
Corrections Corp. of America	81,380	2,086,583
Four Corners Property Trust, Inc.	12,495	311,126
National Health Investors, Inc.	1,592	119,145
NSI NV	401	15,638
NSI NV rights 8/9/18 (a)	401	488
Public Storage	721	157,055
Spirit MTA REIT (a)	467	4,665
Spirit Realty Capital, Inc.	29,378	245,894
Store Capital Corp.	11,423	313,561
Ventas, Inc.	3,100	174,778
VEREIT, Inc.	218,429	1,666,613
Washington Prime Group, Inc.	4,528	36,360
		5,970,241
Real Estate Management & Development - 0.4%
Anabuki Kosan, Inc.	2,100	58,597
CBRE Group, Inc. (a)	3,647	181,621
Century21 Real Estate Japan Ltd.	4,600	51,095
Devine Ltd. (a)	83,774	19,606
IMMOFINANZ Immobilien Anlagen AG	5,824	153,232
Leopalace21 Corp.	94,300	517,821
LSL Property Services PLC	79,630	271,748
Relo Group, Inc.	232,100	6,279,144
Selvaag Bolig ASA	53,676	292,510
Servcorp Ltd.	43,212	139,975
Sino Land Ltd.	157,960	271,281
Tejon Ranch Co. (a)	26,265	614,601
Wing Tai Holdings Ltd.	98,030	149,059
		9,000,290

TOTAL REAL ESTATE		14,970,531

TELECOMMUNICATION SERVICES - 0.0%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.	1,007	32,194
UTILITIES - 1.8%
Electric Utilities - 1.6%
Exelon Corp.	196,652	8,357,710
PG&E Corp.	197,422	8,504,940
PPL Corp.	611,556	17,594,466
		34,457,116
Gas Utilities - 0.1%
Busan City Gas Co. Ltd.	330	10,803
China Resource Gas Group Ltd.	42,000	199,056
Hokuriku Gas Co.	9,300	255,757
K&O Energy Group, Inc.	32,700	548,924
Keiyo Gas Co. Ltd.	6,900	179,635
Star Gas Partners LP	10,889	104,643
		1,298,818
Independent Power and Renewable Electricity Producers - 0.1%
Mega First Corp. Bhd	1,252,000	1,090,303
Mega First Corp. Bhd warrants 4/8/20 (a)	124,502	51,455
The AES Corp.	12,490	166,866
		1,308,624
Multi-Utilities - 0.0%
CMS Energy Corp.	18,006	870,410
Water Utilities - 0.0%
Manila Water Co., Inc.	342,100	171,002

TOTAL UTILITIES		38,105,970

TOTAL COMMON STOCKS
(Cost $1,768,855,630)		1,864,566,705

Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
Nam Yang Dairy Products	277	51,247
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 7.50% (a)(c)(d)	362	12,670
INDUSTRIALS - 0.0%
Industrial Conglomerates - 0.0%
Steel Partners Holdings LP Series A, 6.00%	9,285	211,698
MATERIALS - 0.1%
Construction Materials - 0.1%
Buzzi Unicem SpA (Risparmio Shares)	93,288	1,160,678
TOTAL NONCONVERTIBLE PREFERRED STOCKS
(Cost $1,696,986)		1,436,293
	Principal Amount	Value

Nonconvertible Bonds - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Centrus Energy Corp. 8.25% 2/28/27 (d)
(Cost $195,542)	239,963	191,970
	Shares	Value

Money Market Funds - 11.2%
Fidelity Cash Central Fund, 1.96% (e)	223,920,371	223,965,155
Fidelity Securities Lending Cash Central Fund 1.97% (e)(f)	10,882,456	10,883,545
TOTAL MONEY MARKET FUNDS
(Cost $234,848,699)		234,848,700
TOTAL INVESTMENT IN SECURITIES - 100.4%
(Cost $2,005,596,857)		2,101,043,668
NET OTHER ASSETS (LIABILITIES) - (0.4)%		(8,284,847)
NET ASSETS - 100%		$2,092,758,821

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Level 3 security

 (d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,644,027 or 0.1% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$2,231,060
Fidelity Securities Lending Cash Central Fund	122,442
Total	$2,353,502

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$458,738,572	$457,395,646	$--	$1,342,926
Consumer Staples	164,968,395	164,232,612	706,784	28,999
Energy	109,278,925	100,728,180	8,538,075	12,670
Financials	243,671,458	240,810,124	2,861,334	--
Health Care	299,735,975	299,735,975	--	--
Industrials	143,574,750	143,573,742	--	1,008
Information Technology	315,124,310	314,333,648	790,662	--
Materials	77,801,918	77,190,812	611,106	--
Real Estate	14,970,531	14,970,531	--	--
Telecommunication Services	32,194	32,194	--	--
Utilities	38,105,970	38,105,970	--	--
Corporate Bonds	191,970	--	191,970	--
Money Market Funds	234,848,700	234,848,700	--	--
Total Investments in Securities:	$2,101,043,668	$2,085,958,134	$13,699,931	$1,385,603

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	62.4%
Japan	9.1%
United Kingdom	5.6%
Ireland	4.7%
Canada	3.7%
Netherlands	2.5%
Bermuda	1.9%
Cayman Islands	1.6%
Bailiwick of Guernsey	1.3%
Others (Individually Less Than 1%)	7.2%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $10,526,382) — See accompanying schedule: Unaffiliated issuers (cost $1,770,748,158)	$1,866,194,968
Fidelity Central Funds (cost $234,848,699)	234,848,700
Total Investment in Securities (cost $2,005,596,857)		$2,101,043,668
Cash		30,112
Foreign currency held at value (cost $295,211)		295,952
Receivable for investments sold		4,216,871
Receivable for fund shares sold		902,928
Dividends receivable		1,731,348
Interest receivable		8,285
Distributions receivable from Fidelity Central Funds		342,557
Other receivables		26,821
Total assets		2,108,598,542
Liabilities
Payable for investments purchased	$2,210,544
Payable for fund shares redeemed	1,883,417
Accrued management fee	862,430
Other payables and accrued expenses	102
Collateral on securities loaned	10,883,228
Total liabilities		15,839,721
Net Assets		$2,092,758,821
Net Assets consist of:
Paid in capital		$1,981,942,052
Undistributed net investment income		15,458,700
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(79,595)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		95,437,664
Net Assets, for 181,698,078 shares outstanding		$2,092,758,821
Net Asset Value, offering price and redemption price per share ($2,092,758,821 ÷ 181,698,078 shares)		$11.52

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$24,614,060
Interest		15,063
Income from Fidelity Central Funds		2,353,502
Total income		26,982,625
Expenses
Management fee	$6,642,670
Independent trustees' fees and expenses	4,999
Commitment fees	1,583
Total expenses before reductions	6,649,252
Expense reductions	(57,358)
Total expenses after reductions		6,591,894
Net investment income (loss)		20,390,731
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers (net of foreign taxes of $2,695)	957,959
Fidelity Central Funds	294
Foreign currency transactions	(100,670)
Total net realized gain (loss)		857,583
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	94,338,213
Fidelity Central Funds	1
Assets and liabilities in foreign currencies	(9,021)
Total change in net unrealized appreciation (depreciation)		94,329,193
Net gain (loss)		95,186,776
Net increase (decrease) in net assets resulting from operations		$115,577,507

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period May 26, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$20,390,731	$(3,045)
Net realized gain (loss)	857,583	(161)
Change in net unrealized appreciation (depreciation)	94,329,193	1,108,471
Net increase (decrease) in net assets resulting from operations	115,577,507	1,105,265
Distributions to shareholders from net investment income	(4,957,186)	–
Distributions to shareholders from net realized gain	(908,817)	–
Total distributions	(5,866,003)	–
Share transactions
Proceeds from sales of shares	1,772,742,021	458,673,032
Reinvestment of distributions	5,866,003	–
Cost of shares redeemed	(255,030,778)	(308,226)
Net increase (decrease) in net assets resulting from share transactions	1,523,577,246	458,364,806
Total increase (decrease) in net assets	1,633,288,750	459,470,071
Net Assets
Beginning of period	459,470,071	–
End of period	$2,092,758,821	$459,470,071
Other Information
Undistributed net investment income end of period	$15,458,700	$25,704
Shares
Sold	158,977,052	44,928,008
Issued in reinvestment of distributions	531,341	–
Redeemed	(22,708,193)	(30,130)
Net increase (decrease)	136,800,200	44,897,878

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Low-Priced Stock K6 Fund

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.23	$10.00
Income from Investment Operations
Net investment income (loss)B	.17	–C
Net realized and unrealized gain (loss)	1.19	.23
Total from investment operations	1.36	.23
Distributions from net investment income	(.06)	–
Distributions from net realized gain	(.01)	–
Total distributions	(.07)	–
Net asset value, end of period	$11.52	$10.23
Total ReturnD,E	13.33%	2.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.50%	.50%H
Expenses net of fee waivers, if any	.50%	.50%H
Expenses net of all reductions	.50%	.50%H
Net investment income (loss)	1.54%	(.14)%H
Supplemental Data
Net assets, end of period (000 omitted)	$2,092,759	$459,470
Portfolio turnover rateI	23%J	3%J,K

 A For the period May 26, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Low-Priced Stock K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships, market discount and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$187,895,507
Gross unrealized depreciation	(95,013,258)
Net unrealized appreciation (depreciation)	$92,882,249
Tax Cost	$2,008,161,419

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$17,572,361
Undistributed long-term capital gain	$371,736
Net unrealized appreciation (depreciation) on securities and other investments	$92,872,672

The tax character of distributions paid was as follows:

July 31, 2018
Ordinary Income	$5,783,383
Long-term Capital Gains	82,620
Total	$5,866,003

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $540,678,693 and $248,114,248, respectively.

Exchanges In-Kind. Investments and cash, including accrued interest, received in-kind through subscriptions totaled $1,195,778,687 in exchange for 107,583,509 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .50% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $9,563 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $456,637,585 in exchange for 44,724,543 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,583 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. The value of securities loaned to FCM at period end was $173,803. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $122,442, including $18,743 from securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $56,988 for the period. In addition, through arrangements with the Fund's custodian and transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $370.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Low-Priced Stock K6 Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Fidelity Low-Priced Stock K6 Fund (one of the funds constituting Fidelity Puritan Trust, referred to hereafter as the "Fund") as of July 31, 2018, the related statement of operations for the year ended July 31, 2018 and the statement of changes in net assets and the financial highlights for the year ended July 31, 2018 and for the period May 26, 2017 (commencement of operations) through July 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year ended July 31, 2018, and the changes in its net assets and the financial highlights for the year ended July 31, 2018 and for the period May 26, 2017 (commencement of operations) through July 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2018 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 17, 2018

We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.50%	$1,000.00	$984.60	$2.46
Hypothetical-C		$1,000.00	$1,022.32	$2.51

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of Fidelity Low-Priced Stock K6 Fund voted to pay on September 17, 2018, to shareholders of record at the opening of business on September 14, 2018, a distribution of $0.015 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.086 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended July 31, 2018, $454,340, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 42% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 91% of the dividend distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Low-Priced Stock K6 Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

LPSK6-ANN-0918
1.9883999.101

Fidelity® Value Discovery K6 Fund Annual Report July 31, 2018

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions
Board Approval of Investment Advisory Contracts

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-800-835-5092 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2018 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The hypothetical investment and the average annual total returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended July 31, 2018	Past 1 year	Life of fundA
Fidelity® Value Discovery K6 Fund	6.58%	8.91%

 A From May 25, 2017

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Fidelity® Value Discovery K6 Fund on May 25, 2017, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the Russell 3000® Value Index performed over the same period.

Period Ending Values
$11,063	Fidelity® Value Discovery K6 Fund
$11,278	Russell 3000® Value Index

Management's Discussion of Fund Performance

Market Recap:  The U.S. equity bellwether S&P 500® index gained 16.24% for the 12 months ending July 31, 2018, despite a resurgence in volatility that challenged the multiyear bull market. Stocks maintained their steady growth until a sharp reversal in February, as volatility spiked amid fear that rising inflation and the potential for the economy to overheat would prompt the U.S. Federal Reserve to pick up the pace of interest rate hikes. The index posted its first negative monthly result since October 2016, and then lost further ground in March on fear of a global trade war. The market stabilized in April and turned upward through mid-June, when escalating trade tension between the U.S. and China soured investor sentiment. The resulting uncertainty lingered into July, but strong corporate earnings helped the S&P 500 rise 3.72% that month to cap the period. For the full one-year period, growth handily topped value, while small-caps bested large-caps. By sector, information technology (+28%) led the way, boosted by strong earnings growth from several major index constituents. Consumer discretionary rose roughly 24%, driven by retailers (+49%). Energy (+20%) gained alongside higher oil prices. Laggards were telecommunication services (-2%), consumer staples (0%) and utilities (+3%), defensive groups that struggled amid rising interest rates and a general preference for risk. Real estate (+5%) fared a bit better but still lagged, as did financials, industrials, health care (each up 13%) and materials (+11%).

Comments from Portfolio Manager Sean Gavin:  For the fiscal year, the fund gained 6.58%, trailing the 9.91% result of the benchmark Russell 3000® Value Index. The fund's underperformance of the benchmark was due to ineffective stock picking, coupled with an unfavorable market backdrop for my style of investing. Security selection in the health care, financials and energy sectors were the largest relative detractors. Conversely, industry positioning – which derives from my bottom-up, stock-by-stock investment approach – helped the fund’s relative result, with an underweighting in the weak real estate group contributing most. My picks in consumer staples also provided a boost. On an individual basis, the biggest impact came from a non-benchmark equity position in Israeli drug maker Teva Pharmaceutical Industries, which returned -51% for the fund before I sold the position last fall. Over time, I concluded the company's challenges were too deep-rooted to justify further investment. Other detractors from the health care sector included drug store operator and pharmacy benefit management company CVS Health and drugmaker Allergan. Elsewhere, information-analytics company Nielsen Holdings also detracted. On the positive side, the biggest individual relative contributor stemmed from my decision to largely avoid benchmark component General Electric, which struggled amid numerous business challenges. Also, in consumer staples, we did not hold poor-performing benchmark stocks Procter & Gamble, a consumer-products company, and tobacco manufacturer Philip Morris International. It helped to overweight media company Twenty-First Century Fox, which was poised to be acquired by Disney. Both Fox and Disney were meaningful holdings in the fund at period end.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of July 31, 2018

% of fund's net assets
JPMorgan Chase & Co.	3.6
Wells Fargo & Co.	3.4
Exxon Mobil Corp.	2.9
Berkshire Hathaway, Inc. Class B	2.8
Comcast Corp. Class A	2.4
Amgen, Inc.	2.1
U.S. Bancorp	2.1
CVS Health Corp.	1.9
Verizon Communications, Inc.	1.9
United Technologies Corp.	1.8
24.9

Top Five Market Sectors as of July 31, 2018

% of fund's net assets
Financials	25.8
Health Care	14.9
Energy	11.8
Consumer Discretionary	11.2
Information Technology	8.3

Asset Allocation (% of fund's net assets)

As of July 31, 2018*
Stocks	97.4%
Short-Term Investments and Net Other Assets (Liabilities)	2.6%

 * Foreign investments - 19.7%

Schedule of Investments July 31, 2018

Showing Percentage of Net Assets

Common Stocks - 97.4%
	Shares	Value
CONSUMER DISCRETIONARY - 11.2%
Media - 9.6%
Cinemark Holdings, Inc.	46,375	$1,665,790
Comcast Corp. Class A	180,597	6,461,761
Entercom Communications Corp. Class A (a)	151,864	1,146,573
Interpublic Group of Companies, Inc.	139,055	3,135,690
Lions Gate Entertainment Corp. Class B	105,289	2,407,959
The Walt Disney Co.	35,592	4,041,828
Twenty-First Century Fox, Inc. Class A	103,184	4,643,280
WPP PLC	126,000	1,970,891
		25,473,772
Multiline Retail - 0.6%
Dollar General Corp.	17,200	1,688,180
Textiles, Apparel & Luxury Goods - 1.0%
PVH Corp.	16,425	2,521,566

TOTAL CONSUMER DISCRETIONARY		29,683,518

CONSUMER STAPLES - 8.2%
Beverages - 1.9%
C&C Group PLC	381,200	1,533,401
Coca-Cola European Partners PLC	30,100	1,241,324
PepsiCo, Inc.	18,603	2,139,345
		4,914,070
Food & Staples Retailing - 1.1%
Sysco Corp.	22,506	1,512,628
Walmart, Inc.	17,100	1,525,833
		3,038,461
Food Products - 3.8%
Kellogg Co.	35,455	2,518,369
Mondelez International, Inc.	29,300	1,271,034
Seaboard Corp.	281	1,022,278
The Hershey Co.	13,292	1,305,407
The J.M. Smucker Co.	36,709	4,079,104
		10,196,192
Tobacco - 1.4%
British American Tobacco PLC:
(United Kingdom)	21,737	1,194,933
sponsored ADR	45,854	2,511,882
		3,706,815

TOTAL CONSUMER STAPLES		21,855,538

ENERGY - 11.8%
Energy Equipment & Services - 1.4%
Baker Hughes, a GE Co. Class A	88,066	3,045,322
Dril-Quip, Inc. (b)	12,330	635,612
		3,680,934
Oil, Gas & Consumable Fuels - 10.4%
Chevron Corp.	36,217	4,573,121
Exxon Mobil Corp.	93,660	7,634,227
FLEX LNG Ltd. (b)	599,722	900,688
GasLog Ltd.	28,454	479,450
GasLog Partners LP	86,696	2,180,404
Golar LNG Partners LP	148,000	2,428,680
Hoegh LNG Partners LP	64,011	1,177,802
Phillips 66 Co.	26,849	3,311,556
Suncor Energy, Inc.	53,187	2,239,754
Teekay Corp. (a)	97,836	681,917
Teekay LNG Partners LP	89,875	1,438,000
Teekay Offshore Partners LP	256,531	651,589
		27,697,188

TOTAL ENERGY		31,378,122

FINANCIALS - 25.8%
Banks - 11.9%
JPMorgan Chase & Co.	83,752	9,627,293
PNC Financial Services Group, Inc.	23,489	3,401,912
SunTrust Banks, Inc.	55,773	4,019,560
U.S. Bancorp	104,362	5,532,230
Wells Fargo & Co.	160,550	9,197,910
		31,778,905
Capital Markets - 2.2%
Goldman Sachs Group, Inc.	16,208	3,848,265
State Street Corp.	23,781	2,100,100
		5,948,365
Consumer Finance - 2.7%
Capital One Financial Corp.	22,982	2,167,662
Discover Financial Services	37,153	2,653,096
Synchrony Financial	83,461	2,415,361
		7,236,119
Diversified Financial Services - 3.3%
Berkshire Hathaway, Inc. Class B (b)	37,975	7,514,113
Cannae Holdings, Inc. (b)	17,510	319,558
Standard Life PLC	227,260	931,560
		8,765,231
Insurance - 4.2%
Allstate Corp.	16,045	1,526,200
Chubb Ltd.	20,288	2,834,639
FNF Group	37,037	1,499,999
Prudential PLC	85,082	2,007,386
The Travelers Companies, Inc.	24,241	3,154,724
		11,022,948
Mortgage Real Estate Investment Trusts - 1.5%
AGNC Investment Corp.	74,513	1,450,768
Annaly Capital Management, Inc.	139,808	1,498,742
MFA Financial, Inc.	129,425	1,041,871
		3,991,381

TOTAL FINANCIALS		68,742,949

HEALTH CARE - 14.9%
Biotechnology - 3.4%
Amgen, Inc.	28,375	5,577,106
Shire PLC sponsored ADR	20,818	3,551,759
		9,128,865
Health Care Providers & Services - 6.5%
Aetna, Inc.	12,801	2,411,580
Anthem, Inc.	11,133	2,816,649
Cigna Corp.	19,885	3,567,767
CVS Health Corp.	77,846	5,049,092
McKesson Corp.	7,586	952,802
UnitedHealth Group, Inc.	9,400	2,380,268
		17,178,158
Pharmaceuticals - 5.0%
Allergan PLC	18,526	3,410,451
Bayer AG	37,437	4,167,755
Johnson & Johnson	9,295	1,231,773
Pfizer, Inc.	25,643	1,023,925
Roche Holding AG (participation certificate)	5,836	1,433,593
Sanofi SA sponsored ADR	50,159	2,174,894
		13,442,391

TOTAL HEALTH CARE		39,749,414

INDUSTRIALS - 5.9%
Aerospace & Defense - 2.7%
Harris Corp.	11,652	1,921,997
Huntington Ingalls Industries, Inc.	2,119	493,833
United Technologies Corp.	35,593	4,831,394
		7,247,224
Machinery - 1.2%
Allison Transmission Holdings, Inc.	28,796	1,353,412
Deere & Co.	13,529	1,958,864
		3,312,276
Professional Services - 0.7%
Dun & Bradstreet Corp.	2,939	369,991
Nielsen Holdings PLC	63,825	1,503,717
		1,873,708
Road & Rail - 1.3%
Union Pacific Corp.	22,328	3,346,744

TOTAL INDUSTRIALS		15,779,952

INFORMATION TECHNOLOGY - 8.3%
Communications Equipment - 1.8%
Cisco Systems, Inc.	62,181	2,629,634
F5 Networks, Inc. (b)	12,452	2,134,024
		4,763,658
Electronic Equipment & Components - 0.9%
TE Connectivity Ltd.	26,117	2,443,768
Internet Software & Services - 2.5%
Alphabet, Inc. Class A (b)	2,963	3,636,253
comScore, Inc. (b)	84,389	1,687,780
eBay, Inc. (b)	40,831	1,365,797
		6,689,830
IT Services - 1.9%
Amdocs Ltd.	25,269	1,707,679
Cognizant Technology Solutions Corp. Class A	24,643	2,008,405
The Western Union Co.	69,087	1,392,794
		5,108,878
Technology Hardware, Storage & Peripherals - 1.2%
Apple, Inc.	16,208	3,084,220

TOTAL INFORMATION TECHNOLOGY		22,090,354

MATERIALS - 4.5%
Chemicals - 3.1%
DowDuPont, Inc.	57,827	3,976,763
LyondellBasell Industries NV Class A	28,615	3,170,256
The Scotts Miracle-Gro Co. Class A	11,703	929,569
		8,076,588
Containers & Packaging - 1.4%
Ball Corp.	45,999	1,792,581
Graphic Packaging Holding Co.	133,831	1,944,564
		3,737,145

TOTAL MATERIALS		11,813,733

REAL ESTATE - 1.2%
Real Estate Management & Development - 1.2%
CBRE Group, Inc. (b)	64,938	3,233,912
TELECOMMUNICATION SERVICES - 2.7%
Diversified Telecommunication Services - 2.7%
AT&T, Inc.	68,562	2,191,927
Verizon Communications, Inc.	97,361	5,027,722
		7,219,649
UTILITIES - 2.9%
Electric Utilities - 2.9%
Exelon Corp.	91,389	3,884,033
PPL Corp.	21,830	628,049
Xcel Energy, Inc.	68,197	3,195,711
		7,707,793
TOTAL COMMON STOCKS
(Cost $243,840,235)		259,254,934

Money Market Funds - 2.8%
Fidelity Cash Central Fund, 1.96% (c)	5,624,337	5,625,462
Fidelity Securities Lending Cash Central Fund 1.97% (c)(d)	1,891,885	1,892,074
TOTAL MONEY MARKET FUNDS
(Cost $7,517,536)		7,517,536
TOTAL INVESTMENT IN SECURITIES - 100.2%
(Cost $251,357,771)		266,772,470
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(557,011)
NET ASSETS - 100%		$266,215,459

Legend

 (a) Security or a portion of the security is on loan at period end.

 (b) Non-income producing

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$133,809
Fidelity Securities Lending Cash Central Fund	39,225
Total	$173,034

Amounts in the income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line-item in the Statement of Operations if applicable.

Investment Valuation

The following is a summary of the inputs used, as of July 31, 2018, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$29,683,518	$27,712,627	$1,970,891	$--
Consumer Staples	21,855,538	20,660,605	1,194,933	--
Energy	31,378,122	31,378,122	--	--
Financials	68,742,949	66,735,563	2,007,386	--
Health Care	39,749,414	34,148,066	5,601,348	--
Industrials	15,779,952	15,779,952	--	--
Information Technology	22,090,354	22,090,354	--	--
Materials	11,813,733	11,813,733	--	--
Real Estate	3,233,912	3,233,912	--	--
Telecommunication Services	7,219,649	7,219,649	--	--
Utilities	7,707,793	7,707,793	--	--
Money Market Funds	7,517,536	7,517,536	--	--
Total Investments in Securities:	$266,772,470	$255,997,912	$10,774,558	$--

The following is a summary of transfers between Level 1 and Level 2 for the period ended July 31, 2018. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$3,862,024
Level 2 to Level 1	$0

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	80.3%
United Kingdom	3.6%
Marshall Islands	3.2%
Switzerland	2.5%
Bailiwick of Jersey	2.1%
Ireland	1.9%
Canada	1.7%
Germany	1.6%
Netherlands	1.2%
Others (Individually Less Than 1%)	1.9%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		July 31, 2018
Assets
Investment in securities, at value (including securities loaned of $1,834,280) — See accompanying schedule: Unaffiliated issuers (cost $243,840,235)	$259,254,934
Fidelity Central Funds (cost $7,517,536)	7,517,536
Total Investment in Securities (cost $251,357,771)		$266,772,470
Cash		32,345
Receivable for investments sold		1,130,767
Receivable for fund shares sold		24,231
Dividends receivable		288,654
Distributions receivable from Fidelity Central Funds		15,686
Other receivables		7,752
Total assets		268,271,905
Liabilities
Payable for fund shares redeemed	$49,110
Accrued management fee	115,050
Collateral on securities loaned	1,892,286
Total liabilities		2,056,446
Net Assets		$266,215,459
Net Assets consist of:
Paid in capital		$249,553,074
Undistributed net investment income		3,192,986
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,945,406)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		15,414,805
Net Assets, for 24,249,917 shares outstanding		$266,215,459
Net Asset Value, offering price and redemption price per share ($266,215,459 ÷ 24,249,917 shares)		$10.98

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended July 31, 2018
Investment Income
Dividends		$6,938,036
Income from Fidelity Central Funds		173,034
Total income		7,111,070
Expenses
Management fee	$1,420,227
Independent trustees' fees and expenses	1,233
Commitment fees	277
Total expenses before reductions	1,421,737
Expense reductions	(18,438)
Total expenses after reductions		1,403,299
Net investment income (loss)		5,707,771
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,979,104)
Fidelity Central Funds	(212)
Foreign currency transactions	(19,830)
Total net realized gain (loss)		(1,999,146)
Change in net unrealized appreciation (depreciation) on:
Investment securities:
Unaffiliated issuers	14,978,487
Assets and liabilities in foreign currencies	106
Total change in net unrealized appreciation (depreciation)		14,978,593
Net gain (loss)		12,979,447
Net increase (decrease) in net assets resulting from operations		$18,687,218

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended July 31, 2018	For the period May 25, 2017 (commencement of operations) to July 31, 2017
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,707,771	$(3,565)
Net realized gain (loss)	(1,999,146)	(65)
Change in net unrealized appreciation (depreciation)	14,978,593	436,212
Net increase (decrease) in net assets resulting from operations	18,687,218	432,582
Distributions to shareholders from net investment income	(2,457,414)	–
Share transactions
Proceeds from sales of shares	96,394,707	297,284,469
Reinvestment of distributions	2,457,414	–
Cost of shares redeemed	(145,935,433)	(648,084)
Net increase (decrease) in net assets resulting from share transactions	(47,083,312)	296,636,385
Total increase (decrease) in net assets	(30,853,508)	297,068,967
Net Assets
Beginning of period	297,068,967	–
End of period	$266,215,459	$297,068,967
Other Information
Undistributed net investment income end of period	$3,192,986	$2,764
Shares
Sold	9,017,571	28,669,522
Issued in reinvestment of distributions	229,023	–
Redeemed	(13,603,763)	(62,436)
Net increase (decrease)	(4,357,169)	28,607,086

See accompanying notes which are an integral part of the financial statements.

Financial Highlights

Fidelity Value Discovery K6 Fund

Years ended July 31,	2018	2017 A
Selected Per–Share Data
Net asset value, beginning of period	$10.38	$10.00
Income from Investment Operations
Net investment income (loss)B	.19	–C
Net realized and unrealized gain (loss)	.49	.38
Total from investment operations	.68	.38
Distributions from net investment income	(.08)	–
Total distributions	(.08)	–
Net asset value, end of period	$10.98	$10.38
Total ReturnD,E	6.58%	3.80%
Ratios to Average Net AssetsF,G
Expenses before reductions	.45%	.45%H
Expenses net of fee waivers, if any	.45%	.45%H
Expenses net of all reductions	.45%	.45%H
Net investment income (loss)	1.81%	(.28)%H
Supplemental Data
Net assets, end of period (000 omitted)	$266,215	$297,069
Portfolio turnover rateI	38%J	- %J,K

 A For the period May 25, 2017 (commencement of operations) to July 31, 2017.

 B Calculated based on average shares outstanding during the period.

 C Amount represents less than $.005 per share.

 D Total returns for periods of less than one year are not annualized.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

 H Annualized

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

 J Portfolio turnover rate excludes securities received or delivered in-kind.

 K Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended July 31, 2018

1. Organization.

Fidelity Value Discovery K6 Fund (the Fund) is a fund of Fidelity Puritan Trust (the Trust) and is authorized to issue an unlimited number of shares. Share transactions on the Statement of Changes in Net Assets may contain exchanges between affiliated funds. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares generally are available only to employer-sponsored retirement plans that are recordkept by Fidelity, or to certain employer-sponsored retirement plans that are not recordkept by Fidelity.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investments Companies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of July 31, 2018, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of July 31, 2018, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$24,921,316
Gross unrealized depreciation	(9,768,409)
Net unrealized appreciation (depreciation)	$15,152,907
Tax Cost	$251,619,563

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$3,192,986
Capital loss carryforward	$(1,683,615)
Net unrealized appreciation (depreciation) on securities and other investments	$15,153,013

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,683,615)

The tax character of distributions paid was as follows:

July 31, 2018
Ordinary Income	$2,457,414

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities and in-kind transactions, aggregated $112,487,255 and $179,330,041, respectively.

Exchanges In-Kind. Investments and cash, received in-kind through subscriptions totaled $35,289,423 in exchange for 3,301,335 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity Management & Research Company (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee that is based on an annual rate of .45% of average net assets. Under the management contract, the investment adviser or an affiliate pays all other expenses of the Fund, excluding fees and expenses of the independent Trustees, and certain miscellaneous expenses such as proxy and shareholder meeting expenses.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,527 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

Prior Fiscal Year Exchanges In-Kind. During the prior period, an affiliated entity completed an exchange in-kind with the Fund. The affiliated entity delivered investments and cash valued at $296,760,364 in exchange for 28,617,200 shares of the Fund. The amount of in-kind exchanges is included in share transactions in the accompanying Statement of Changes in Net Assets. The Fund recognized no gain or loss for federal income tax purposes.

Other. During the period, the investment adviser reimbursed the Fund for certain losses in the amount of $3,993.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $277 and is reflected in Commitment fees on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. For equity securities, a lending agent is used and may loan securities to certain qualified borrowers, including Fidelity Capital Markets (FCM), a broker-dealer affiliated with the Fund. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $39,225. During the period, there were no securities loaned to FCM.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $18,329 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $109.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Puritan Trust and Shareholders of Fidelity Value Discovery K6 Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of Fidelity Value Discovery K6 Fund (the "Fund"), a fund of Fidelity Puritan Trust, including the schedule of investments, as of July 31, 2018, the related statement of operations for the year then ended, the statement of changes in net assets and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of July 31, 2018, the results of its operations for the year then ended, and the changes in its net assets, and the financial highlights for the year then ended and for the period from May 25, 2017 (commencement of operations) to July 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2018, by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

September 14, 2018

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Except for Jonathan Chiel, each of the Trustees oversees 286 funds. Mr. Chiel oversees 150 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5092.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. James C. Curvey is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ned C. Lautenbach serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees.  In addition, the Independent Trustees have worked with Fidelity to enhance the Board's oversight of investment and financial risks, legal and regulatory risks, technology risks, and operational risks, including the development of additional risk reporting to the Board.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity® funds.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Jonathan Chiel (1957)

Year of Election or Appointment: 2016

Trustee

Mr. Chiel also serves as Trustee of other Fidelity® funds. Mr. Chiel is Executive Vice President and General Counsel for FMR LLC (diversified financial services company, 2012-present). Previously, Mr. Chiel served as general counsel (2004-2012) and senior vice president and deputy general counsel (2000-2004) for John Hancock Financial Services; a partner with Choate, Hall & Stewart (1996-2000) (law firm); and an Assistant United States Attorney for the United States Attorney’s Office of the District of Massachusetts (1986-95), including Chief of the Criminal Division (1993-1995). Mr. Chiel is a director on the boards of the Boston Bar Foundation and the Maimonides School.

James C. Curvey (1935)

Year of Election or Appointment: 2007

Trustee

Chairman of the Board of Trustees

Mr. Curvey also serves as Trustee of other Fidelity® funds. Mr. Curvey is Vice Chairman (2007-present) and Director of FMR LLC (diversified financial services company). In addition, Mr. Curvey is an Overseer Emeritus for the Boston Symphony Orchestra, a Director of Artis-Naples, and a Trustee of Brewster Academy in Wolfeboro, New Hampshire. Previously, Mr. Curvey served as a Director of Fidelity Research & Analysis Co. (investment adviser firm, 2009-2018), Director of Fidelity Investments Money Management, Inc. (investment adviser firm, 2009-2014) and a Director of FMR and FMR Co., Inc. (investment adviser firms, 2007-2014).

Charles S. Morrison (1960)

Year of Election or Appointment: 2014

Trustee

Mr. Morrison also serves as Trustee of other funds. He serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2017-present) and Fidelity Management & Research Company (FMR) (investment adviser firm, 2016-present), a Director of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2014-present), Director of Fidelity SelectCo, LLC (investment adviser firm, 2014-present), President, Asset Management (2014-present), and is an employee of Fidelity Investments. Previously, Mr. Morrison served as Vice President of Fidelity's Fixed Income and Asset Allocation Funds (2012-2014), President, Fixed Income (2011-2014), Vice President of Fidelity's Money Market Funds (2005-2009), President, Money Market Group Leader of FMR (investment adviser firm, 2009), and Senior Vice President, Money Market Group of FMR (2004-2009). Mr. Morrison also served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007), and as Senior Vice President (2002-2005) of Fidelity's Bond Division.

 * Determined to be an “Interested Trustee” by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Dennis J. Dirks (1948)

Year of Election or Appointment: 2005

Trustee

Mr. Dirks also serves as Trustee of other Fidelity® funds. Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) and President and Board member of the National Securities Clearing Corporation (NSCC). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation, Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation, as a Trustee and a member of the Finance Committee of Manhattan College (2005-2008), as a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-2008), as a member of the Independent Directors Council (IDC) Governing Council (2010-2015), and as a member of the Board of Directors for The Brookville Center for Children’s Services, Inc. (2009-2017). Mr. Dirks is a member of the Finance Committee (2016-present), Board of Directors (2017-present) and Board of Trustees (2018-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.

Donald F. Donahue (1950)

Year of Election or Appointment: 2018

Trustee

Mr. Donahue also serves as a Trustee of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as a Member of the Advisory Board of certain Fidelity® funds (2015-2018) and Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2007-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Alan J. Lacy (1953)

Year of Election or Appointment: 2008

Trustee

Mr. Lacy also serves as Trustee of other Fidelity® funds. Mr. Lacy serves as a Director of Bristol-Myers Squibb Company (global pharmaceuticals, 2008-present). He is a Trustee of the California Chapter of The Nature Conservancy (2015-present) and a Director of the Center for Advanced Study in the Behavioral Sciences at Stanford University (2015-present). In addition, Mr. Lacy served as Senior Adviser (2007-2014) of Oak Hill Capital Partners, L.P. (private equity) and also served as Chief Executive Officer (2005) and Vice Chairman (2005-2006) of Sears Holdings Corporation (retail) and Chief Executive Officer and Chairman of the Board of Sears, Roebuck and Co. (retail, 2000-2005). Previously, Mr. Lacy served as Chairman (2014-2017) and a member (2010-2017) of the Board of Directors of Dave & Buster’s Entertainment, Inc. (restaurant and entertainment complexes), as Chairman (2008-2011) and a member (2006-2015) of the Board of Trustees of the National Parks Conservation Association, and as a member of the Board of Directors for The Hillman Companies, Inc. (hardware wholesalers, 2010-2014), Earth Fare, Inc. (retail grocery, 2010-2014), and The Western Union Company (global money transfer, 2006-2011).

Ned C. Lautenbach (1944)

Year of Election or Appointment: 2000

Trustee

Chairman of the Independent Trustees

Mr. Lautenbach also serves as Trustee of other Fidelity® funds. Mr. Lautenbach currently serves as Vice Chair of the Board of Governors, State University System of Florida (2013-present) and is a member of the Council on Foreign Relations (1994-present). He is also a member and has most recently served as Chairman of the Board of Directors of Artis-Naples (2012-present). Previously, Mr. Lautenbach served as a member and then Lead Director of the Board of Directors of Eaton Corporation (diversified industrial, 1997-2016). He was also a Partner and Advisory Partner at Clayton, Dubilier & Rice, LLC (private equity investment, 1998-2010), as well as a Director of Sony Corporation (2006-2007). In addition, Mr. Lautenbach also had a 30-year career with IBM (technology company) during which time he served as Senior Vice President and a member of the Corporate Executive Committee (1968-1998).

Joseph Mauriello (1944)

Year of Election or Appointment: 2008

Trustee

Mr. Mauriello also serves as Trustee of other Fidelity® funds. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Group plc. (global insurance and re-insurance, 2006-present) and the Independent Directors Council (IDC) Governing Council (2015-present). Previously, Mr. Mauriello served as a Director of the Hamilton Funds of the Bank of New York (2006-2007) and of Arcadia Resources Inc. (health care services and products, 2007-2012).

Cornelia M. Small (1944)

Year of Election or Appointment: 2005

Trustee

Ms. Small also serves as Trustee of other Fidelity® funds. Ms. Small is a member of the Board of Directors (2009-present) and Chair of the Investment Committee (2010-present) of the Teagle Foundation. Ms. Small also serves on the Investment Committee of the Berkshire Taconic Community Foundation (2008-present). Previously, Ms. Small served as Chairperson (2002-2008) and a member of the Investment Committee and Chairperson (2008-2012) and a member of the Board of Trustees of Smith College. In addition, Ms. Small served as Chief Investment Officer, Director of Global Equity Investments, and a member of the Board of Directors of Scudder, Stevens & Clark and Scudder Kemper Investments.

Garnett A. Smith (1947)

Year of Election or Appointment: 2018

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

David M. Thomas (1949)

Year of Election or Appointment: 2008

Trustee

Mr. Thomas also serves as Trustee of other Fidelity® funds. Mr. Thomas serves as Non-Executive Chairman of the Board of Directors of Fortune Brands Home and Security (home and security products, 2011-present), as a member of the Board of Directors (2004-present) and Presiding Director (2013-present) of Interpublic Group of Companies, Inc. (marketing communication), and as a member of the Board of Trustees of the University of Florida (2013-present). Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions), and a Director of Fortune Brands, Inc. (consumer products, 2000-2011).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Peter S. Lynch (1944)

Year of Election or Appointment: 2003

Member of the Advisory Board

Mr. Lynch also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Lynch is Vice Chairman and a Director of FMR (investment adviser firm) and FMR Co., Inc. (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served on the Special Olympics International Board of Directors (1997-2006).

William S. Stavropoulos (1939)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Stavropoulos also serves as Member of the Advisory Board of other Fidelity® funds. Mr. Stavropoulos serves as President and Founder of the Michigan Baseball Foundation, the Great Lakes Loons (2007-present). Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company, where he previously served in numerous senior management positions, including President, CEO (1995-2000; 2002-2004), Chairman of the Executive Committee (2000-2006), and as a member of the Board of Directors (1990-2006). Currently, Mr. Stavropoulos is Chairman of the Board of Directors of Univar Inc. (global distributor of commodity and specialty chemicals), a Director of Teradata Corporation (data warehousing and technology solutions), and a member of the Advisory Board for Metalmark Capital LLC (private equity investment, 2005-present). Mr. Stavropoulos is an operating advisor to Clayton, Dubilier & Rice, LLC (private equity investment). In addition, Mr. Stavropoulos is a member of the University of Notre Dame Advisory Council for the College of Science, a Trustee of the Rollin L. Gerstacker Foundation, and a Director of Artis-Naples in Naples, Florida. Previously, Mr. Stavropoulos served as Trustee of certain Fidelity® funds (2001-2018) and as a Director of Chemical Financial Corporation (bank holding company, 1993-2012) and Tyco International, Ltd. (multinational manufacturing and services, 2007-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2018

Member of the Advisory Board

Ms. Tomé also serves as Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Trustee of certain Fidelity® funds (2017), Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Michael E. Wiley (1950)

Year of Election or Appointment: 2018

Member of the Advisory Board

Mr. Wiley also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Wiley serves as a Director of Andeavor Corporation (independent oil refiner and marketer, 2005-present), a Director of Andeavor Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2017

Anti-Money Laundering (AML) Officer

Ms. Baumann also serves as AML Officer of other funds. She is Chief AML Officer (2012-present) and Senior Vice President (2014-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments. Previously, Ms. Baumann served as AML Officer of the funds (2012-2016), and Vice President (2007-2014) and Deputy Anti-Money Laundering Officer (2007-2012) of FMR LLC.

Marc R. Bryant (1966)

Year of Election or Appointment: 2015

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

John J. Burke III (1964)

Year of Election or Appointment: 2018

Chief Financial Officer

Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Timothy M. Cohen (1969)

Year of Election or Appointment: 2018

Vice President

Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Global Equity Research (2016-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds. Mr. Davis serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as President and Treasurer of certain Fidelity® funds (2013-2018). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Laura M. Del Prato (1964)

Year of Election or Appointment: 2018

Assistant Treasurer

Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato is an employee of Fidelity Investments (2017-present). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Deputy Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Assistant Treasurer of certain Fidelity® funds (2016-2018).

Pamela R. Holding (1964)

Year of Election or Appointment: 2018

Vice President

Ms. Holding also serves as a Vice President of other funds. Ms. Holding serves as Co-Head of Global Equity Research (2018-present) and is an employee of Fidelity Investments (2013-present).

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight, serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

Rieco E. Mello (1969)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Mello also serves as Assistant Treasurer of other funds. Mr. Mello serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1995-present).

Kenneth B. Robins (1969)

Year of Election or Appointment: 2016

Chief Compliance Officer

Mr. Robins also serves as an officer of other funds. Mr. Robins serves as Compliance Officer of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2016-present) and is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Executive Vice President of Fidelity Investments Money Management, Inc. (investment adviser firm, 2013-2016) and served in other fund officer roles.

Stacie M. Smith (1974)

Year of Election or Appointment: 2016

President and Treasurer

Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2018) and Deputy Treasurer (2013-2016) of certain Fidelity® funds.

Marc L. Spector (1972)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone serves as Assistant Treasurer of FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2018 to July 31, 2018).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value February 1, 2018	Ending Account Value July 31, 2018	Expenses Paid During Period-B February 1, 2018 to July 31, 2018
Actual	.45%	$1,000.00	$975.10	$2.20
Hypothetical-C		$1,000.00	$1,022.56	$2.26

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund designates 76% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

The fund designates 100% of the dividend distributed during the fiscal year as an amount which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2019 of amounts for use in preparing 2018 income tax returns.

Board Approval of Investment Advisory Contracts

Fidelity Value Discovery K6 Fund

At its July 2018 meeting, the Board of Trustees, including the Independent Trustees (together, the Board), voted to continue the management contract with Fidelity Management & Research Company (FMR) and the sub-advisory agreements (together, the Advisory Contracts) for the fund for six months through January 31, 2019, in connection with the reunification of the Fidelity Equity High Income Funds Board, which oversees the fund, and the Sector Portfolios Board.

The Board considered that the approval of the fund's Advisory Contracts will not result in any changes in (i) the investment process or strategies employed in the management of the fund's assets; (ii) the fees and expenses paid by shareholders; (iii) the nature, extent or quality of services provided under the fund's Advisory Contracts; or (iv) the day-to-day management of the fund or the persons primarily responsible for such management. The Board concluded that the fund's Advisory Contracts are fair and reasonable, and that the fund's Advisory Contracts should be renewed, without modification, through January 31, 2019, with the understanding that the Board will consider the annual renewal for a full one year period in January 2019.

In connection with its consideration of future renewals of the fund's Advisory Contracts, the Board will consider: (i) the nature, extent and quality of services provided to the fund, including shareholder and administrative services and investment performance; (ii) the competitiveness of the management fee and total expenses for the fund; (iii) the costs of the services and profitability, including the revenues earned and the expenses incurred in conducting the business of developing, marketing, distributing, managing, administering, and servicing the fund and its shareholders, to the extent applicable, as well as potential fall-out benefits from Fidelity's non-fund businesses; and (iv) whether there have been economies of scale in respect of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is the potential for realization of any further economies.

Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the fund's management fee structure is fair and reasonable, and that the continuation of the fund's Advisory Contracts should be approved.

Corporate Headquarters

245 Summer St.

Boston, MA 02210

www.fidelity.com

FVDK6-ANN-0918
1.9884003.101

Item 2.

Code of Ethics

As of the end of the period, July 31, 2018, Fidelity Puritan Trust (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Joseph Mauriello is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Mauriello is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to Fidelity Flex Intrinsic Opportunities Fund, Fidelity Series Intrinsic Opportunities Fund, Fidelity Value Discovery Fund and Fidelity Value Discovery K6 Fund (the “Funds”):

Services Billed by Deloitte Entities

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Intrinsic Opportunities Fund	$58,000	$100	$6,600	$1,600
Fidelity Series Intrinsic Opportunities Fund	$58,000	$100	$6,600	$1,700
Fidelity Value Discovery Fund	$38,000	$100	$5,400	$1,100
Fidelity Value Discovery K6 Fund	$37,000	$100	$5,500	$1,000

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Flex Intrinsic Opportunities Fund	$47,000	$-	$6,500	$500
Fidelity Series Intrinsic Opportunities Fund	$60,000	$100	$6,500	$1,700
Fidelity Value Discovery Fund	$38,000	$100	$5,500	$1,100
Fidelity Value Discovery K6 Fund	$29,000	$-	$5,400	$200

A Amounts may reflect rounding.

B Fidelity Flex Intrinsic Opportunities Fund commenced operations on March 8, 2017. Fidelity Value Discovery K6 Fund commenced operations on May 25, 2017.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to Fidelity Low-Priced Stock Fund and Fidelity Low-Priced Stock K6 Fund (the “Funds”):

Services Billed by PwC

July 31, 2018 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$135,000	$10,100	$6,100	$4,900
Fidelity Low-Priced Stock K6 Fund	$58,000	$5,100	$4,600	$2,500

July 31, 2017 FeesA,B

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Fidelity Low-Priced Stock Fund	$139,000	$11,400	$20,100	$5,400
Fidelity Low-Priced Stock K6 Fund	$50,000	$900	$4,200	$400

A Amounts may reflect rounding.

B Fidelity Low-Priced Stock K6 Fund commenced operations on May 26, 2017.

The following table presents fees billed by PwC and Deloitte Entities that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity Management & Research Company (“FMR”) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by Deloitte Entities

	July 31, 2018A	July 31, 2017A,B
Audit-Related Fees	$5,000	$-
Tax Fees	$5,000	$25,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Intrinsic Opportunities Fund and Fidelity Value Discovery K6 Fund’s commencement of operations.

Services Billed by PwC

	July 31, 2018A	July 31, 2017A,B
Audit-Related Fees	$7,605,000	$6,070,000
Tax Fees	$20,000	$160,000
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Low-Priced Stock K6 Fund’s commencement of operations.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC and Deloitte Entities for services rendered to the Funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	July 31, 2018A	July 31, 2017A,B
Deloitte Entities	$375,000	$530,000
PwC	$10,395,000	$7,535,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Fidelity Flex Intrinsic Opportunities Fund, Fidelity Low-Priced Stock K6 Fund and Fidelity Value Discovery K6 Fund’s commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC and Deloitte Entities to Fund Service Providers to be compatible with maintaining the independence of PwC and Deloitte Entities in their  audits of the Funds, taking into account representations from PwC and Deloitte Entities, in accordance with Public Company Accounting Oversight Board rules, regarding their independence from the Funds and their related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Puritan Trust

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	September 26, 2018

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	September 26, 2018